UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1. June 30, 2018 Semiannual Reports transmitted to shareholders.

June 30, 2018
William Blair Funds Semiannual Report

June 30, 2018	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Semiannual Report	June 30, 2018

Performance as of June 30, 2018—Class N Shares (Unaudited)

					10 yr		Overall
	Year				(or since	Inception	Morningstar
	to Date	1 yr	3 yr	5 yr	inception)	Date	Rating
Growth Fund
Class N	12.76	26.06	12.38	13.53	9.77	3/20/1946	«««
Morningstar Large Growth	7.51	20.58	12.21	14.37	10.23		Among 1,265
Russell 3000® Growth Index	7.44	22.47	14.63	16.14	11.78		Large Growth Funds
S&P 500® Index	2.65	14.37	11.93	13.42	10.17

Large Cap Growth Fund
Class N	12.28	30.77	14.90	17.40	11.18	12/27/1999	««««
Morningstar Large Growth	7.51	20.58	12.21	14.37	10.23		Among 1,265
Russell 1000® Growth Index	7.25	22.51	14.98	16.36	11.83		Large Growth Funds

Mid Cap Growth Fund
Class N	11.63	22.45	8.85	10.69	9.63	2/1/2006	«««
Morningstar Mid-Cap Growth	6.39	18.06	9.68	12.31	9.45		Among 541
Russell Midcap® Growth Index	5.40	18.52	10.73	13.37	10.45		Mid-Cap Growth Funds

Small-Mid Cap Growth Fund
Class N	10.74	22.81	13.28	15.31	13.04	12/29/2003	«««««
Morningstar Mid-Cap Growth	6.39	18.06	9.68	12.31	9.45		Among 541
Russell 2500TM Growth Index	8.04	21.53	10.86	13.87	11.38		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	0.84	10.21	8.23	9.56	12.46	12/15/2011	««
Morningstar Small Blend	5.26	14.67	9.41	11.02	—		Among 639
Russell 2500TM Value Index	3.00	11.49	9.76	10.78	14.21		Small Blend Funds

Small Cap Growth Fund
Class N	15.41	26.65	17.16	16.06	12.81	12/27/1999	«««««
Morningstar Small Growth	11.05	22.70	11.04	12.76	10.85		Among 606
Russell 2000® Growth Index	9.70	21.86	10.60	13.65	11.24		Small Growth Funds

Small Cap Value Fund
Class N	1.09	9.40	8.68	9.80	9.82	12/23/1996	«««
Morningstar Small Blend	5.26	14.67	9.41	11.02	9.73		Among 639
Russell 2000® Value Index	5.44	13.10	11.22	11.18	9.88		Small Blend Funds

Global Leaders Fund
Class N	6.33	21.58	10.88	11.36	6.52	10/15/2007	««««
Morningstar World Stock	0.18	10.28	7.91	9.21	6.18		Among 721
MSCI ACW IMI (net)	(0.18)	11.14	8.34	9.60	6.14		World Large Stock Funds

International Leaders Fund
Class N	1.04	13.69	9.17	9.58	10.01	8/16/2012	««««
Morningstar Foreign Large Growth	(0.43)	10.53	6.62	7.72	—		Among 344
MSCI ACW Ex-U.S. IMI (net)	(3.65)	7.75	5.46	6.39	6.96		Foreign Large Growth Funds

June 30, 2018	William Blair Funds	3

Performance as of June 30, 2018—Class N Shares (Unaudited)—continued

	Year to Date	1 yr	3 yr	5 yr	10 yr (or since inception)	Inception Date	Overall Morningstar Rating
International Developed Plus Fund
Class N	(2.59)	7.50	4.62	6.50	2.04	5/24/2004	««
Morningstar Foreign Large Growth	(0.43)	10.53	6.62	7.72	3.92		Among 344
MSCI World Ex-U.S. Index (net)	(2.77)	7.04	4.87	6.23	2.63		Foreign Large Growth Funds

International Growth Fund
Class N	(1.78)	10.92	5.03	6.70	3.23	10/1/1992	««
Morningstar Foreign Large Growth	(0.43)	10.53	6.62	7.72	3.92		Among 344
MSCI ACW Ex-U.S. IMI (net)	(3.65)	7.75	5.46	6.39	2.93		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	(4.26)	8.49	7.38	7.36	5.21	11/1/2005	««
Morningstar Foreign Small/Mid Growth	0.51	15.26	9.30	10.19	6.71		Among 108
MSCI ACW Ex-U.S. Small Cap Index (net)	(2.94)	10.57	7.94	8.98	5.77		Foreign Small/Mid Growth Funds

Emerging Markets Leaders Fund
Class N	(6.96)	9.71	4.19	4.60	3.54	5/3/2010	«««
Morningstar Diversified Emerging Markets	(7.05)	6.09	4.76	4.05	—		Among 688
MSCI Emerging Markets Index (net)	(6.66)	8.20	5.60	5.01	3.19		Diversified Emerging Markets Funds

Emerging Markets Growth Fund
Class N	(7.35)	10.96	5.04	5.76	1.87	6/6/2005	«««
Morningstar Diversified Emerging Markets	(7.05)	6.09	4.76	4.05	2.09		Among 688
MSCI Emerging Markets IMI (net)	(6.86)	7.90	5.19	4.93	2.52		Diversified Emerging Markets Funds

Emerging Markets Small Cap Growth Fund
Class N	(9.49)	6.22	2.10	7.03	10.54	10/24/2011	««««
Morningstar Diversified Emerging Markets	(7.05)	6.09	4.76	4.05	—		Among 688
MSCI Emerging Markets Small Cap Index (net)	(8.45)	5.64	2.55	4.32	4.75		Diversified Emerging Markets Funds

Bond Fund
Class N	(2.28)	(0.62)	1.74	2.54	4.41	5/1/2007	««««
Morningstar Intermediate-Term Bond	(1.55)	(0.36)	1.68	2.20	3.89		Among 878
Bloomberg Barclays U.S. Aggregate Index	(1.62)	(0.40)	1.72	2.27	3.72		Intermediate-Term Bond Funds

Income Fund
Class N	(1.12)	(0.61)	0.83	1.41	2.88	10/1/1990	«««
Morningstar Short-Term Bond	(0.06)	0.44	1.18	1.27	2.29		Among 447
Bloomberg Barclays Intermediate Government/Credit Bond Index	(0.97)	(0.58)	1.16	1.60	3.08		Short-Term Bond Funds

4	Semiannual Report	June 30, 2018

Performance as of June 30, 2018—Class N Shares (Unaudited)—continued

	Year to Date	1 yr	3 yr	5 yr	10 yr (or since inception)	Inception Date	Overall Morningstar Rating
Low Duration Fund
Class N	0.30	0.87	0.75	0.83	1.01	12/1/2009	«««
Morningstar Ultrashort Bond	0.74	1.41	1.14	0.92	—		Among 139
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.65	0.92	0.64	0.49	0.47		Ultrashort Bond Funds

Macro Allocation Fund
Class N	(1.60)	0.63	(1.68)	2.00	4.60	11/29/2011	«««
Morningstar Multialternative	(1.19)	2.00	1.09	2.02	—		Among 288
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.81	1.36	0.68	0.42	0.34		Multialternative Funds

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will typically fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 06/30/2018 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund «««/«««/««« and Large Cap Growth Fund ««««/«««««/«««« out of 1,265/1,141/825 large growth funds; Mid Cap Growth Fund «««/««/««« and Small-Mid Cap Growth Fund «««««/«««««/««««« out of 541/480/344 mid-cap growth funds; Small Cap Growth Fund «««««/«««««/««««, out of 606/534/404 small growth funds; Small-Mid Cap Value Fund «««/««/NA and Small Cap Value Fund «««/««/««« out of 639/539/393 small blend funds; Global Leaders Fund ««««/««««/««« out of 721/596/343 world large stock funds; International Developed Plus Fund ««/««/««, International Growth Fund ««/««/««, and International Leaders Fund ««««/««««/NA out of 344/304/218 foreign large growth funds; International Small Cap Growth Fund ««/««/«« out of 108/103/63 foreign small/mid growth funds; Emerging Markets Leaders Fund «««/«««/«««, Emerging Markets Growth Fund «««/««««/«««, and Emerging Markets Small Cap Growth Fund ««/«««««/NA out of 688/489/203 diversified emerging markets funds; Bond Fund «««/««««/«««« out of 878/778/563 intermediate-term bond funds; Income Fund ««/«««/«««« out of 447/378/250 short-term bond funds; Low Duration Fund ««/«««/ NA out of 139/109/NA ultrashort bond funds; and Macro Allocation Fund ««/«««/NA out of 288/148/NA multialternative funds.

Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

June 30, 2018	William Blair Funds	5

U.S. Growth Market Review and Outlook

Strong second quarter performance across U.S. growth equity benchmarks placed them among the strongest performing investment styles year-to-date. In contrast, first quarter returns were more muted. After robust market performance in January, inflationary fears arose causing market volatility to spike and most major equity benchmarks to retreat in February. While companies generally reported strong financial results for the prior quarter and economic data was mostly positive, trade tensions and building inflationary pressures weighed on returns for the duration of the first quarter.

In the second quarter, growth style indices were broadly positive and volatility moderated from elevated first quarter levels. Higher stock prices and declining volatility were supported by a healthy U.S. economy. Retail spending rebounded, housing starts increased and manufacturing activity remained robust despite an appreciating U.S. dollar. In addition, consumer and business confidence remained elevated. With unemployment reaching 3.8%, its lowest level since 2000, and core inflation just over 2%, in June the Federal Reserve (“Fed”) announced its second rate increase of 2018 and communicated expectations for two more rate increases before year end.

With a strong fundamental backdrop and a positive tax impact, U.S. corporations generally posted robust earnings growth. As a gauge, corporations in the S&P 500 Index reported first quarter earnings growth of approximately 25%, as compared to the same period in the prior year, with over 80% of companies in the Index topping investor expectations. However, aggregate forward P/E ratios contracted as investors appeared to be mindful of risks on the horizon. Notably, trade tensions between the U.S. and China were a focus for investors over the course of the second quarter, and as more countries became involved, anxiety grew that tariffs could potentially escalate into a trade war.

Despite the Fed pursuing monetary tightening and the potential for a global trade war, optimism still persists across consumers, businesses and investors as we enter the tenth year of the current economic expansion. While interest rates remain low relative to history, the Fed has telegraphed a path of rate increases, and its ability to navigate the economy in the face of inflationary pressures from a potential trade war remains a risk. Further, continued uncertainty around the ultimate outcome of proposed tariffs could disrupt business planning and dampen overall productivity. However, the impact of fiscal stimulus in the form of lower corporate tax rates has largely overwhelmed trade concerns thus far. One early benefit of corporate tax reform in the U.S. has been an increase in capital expenditures, which in turn has the potential to boost productivity and create jobs longer-term. In addition, the current administration has been aggressive in reducing regulation on businesses, which could be a continued tailwind for companies.

It remains to be seen how long the expansion can persist given the unprecedented fiscal stimulus at this point of the economic cycle. Broadly speaking, corporate earnings trends and forward-looking guidance are reflective of the strong economy. But to the extent that rising wages, raw materials prices and freight costs begin to compress margins for the average company, we believe our portfolio companies, which generally offer strong value propositions to their customers and have more pricing flexibility, are better positioned to withstand these pressures. Our focus remains on identifying companies with durable growth drivers, independent of the economic backdrop, whose stocks present compelling risk/reward opportunities.

6	Semiannual Report	June 30, 2018

U.S. Value Market Review and Outlook

After a strong start to the year, a spike in market volatility in February, stemming from investor anxiety over higher inflation, wiped out solid market returns in January. While volatility quickly retreated, inflationary concerns continued. The combination of investor concerns about higher inflation and heightened fears of a trade war seemed to overshadow positive economic data and generally strong corporate earnings results, even excluding the positive impact from tax reform.

In contrast to the more muted returns during the first quarter, robust corporate earnings growth and solid domestic economic data contributed to the strong second quarter performance across the domestic equity indices, pushing virtually all into positive territory for the year. Higher stock prices and more moderate volatility were supported by a generally strong U.S. economy, which is expected to grow about 3% this year. Some of the more notable economic data points included a rebound in retail spending, increased housing starts, and strong manufacturing activity, despite appreciation in the U.S. dollar. Consumer, corporate, and investor confidence remained elevated, contributing to higher U.S. Treasury yields. Supported by continued strong domestic economic data, an unemployment rate that dropped to 3.8%, and inflation that was slightly above 2%, the Federal Reserve (Fed) announced its second rate increase for the year and telegraphed expectations for another two rate increases before the end of the year.

Increased trade concerns seemed to motivate investors to rapidly move into smaller cap stocks, as small cap ETFs experienced an inflow of over $9 billion during the second quarter, contributing to the outperformance of this asset class during the period. Smaller cap stocks can be viewed as a safe haven and somewhat insulated in a trade war due to less revenue generation exposure overseas.

As the current bull market enters its tenth year, the U.S. markets have been resilient despite the increased risks posed by the potential for a global trade war, geopolitical tensions, emerging market turmoil, and a possible slowdown in global growth. While the Fed has laid the groundwork for future rate increases, current interest rates remain low relative to history. While global trade tensions continue to fluctuate, an escalation into a full-blown trade war would negatively impact global market activity and may disrupt business planning and dampen overall productivity. To date, the positive impact from lower corporate tax rates has largely overshadowed these trade concerns. In addition, the current administration has been aggressive in reducing regulation on businesses, which could continue to provide a tailwind for companies.

We continue to be mindful about the increased debt levels that companies face, and believe investors should place more of an emphasis on corporate balance sheets. Small cap companies have taken on a considerable amount of debt over the years as a result of a perpetually low interest rate environment. However, with the Fed tightening monetary policy and the potential for higher interest rates on the horizon, this will become a concern at some point. We believe those lower quality companies that are either more highly levered or lack the cash flow necessary to service their debt in a higher interest rate environment should struggle, and the stocks of higher quality companies with solid cash flow should outperform.

From our bottom up perspective, we remain constructive on corporate earnings. Although many companies may face increasing margin pressure from higher wages, raw materials, and freight, some of this year’s pressure will be offset by the lower corporate tax rate. We are also mindful and concerned about rising input costs and are focused on owning companies that have pricing power and are able to mitigate inflationary pressures via new products and price increases. As always, our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe our portfolios are well-suited to withstand a variety of market scenarios and add value over the long-term.

June 30, 2018	William Blair Funds	7

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David C. Fording John F. Jostrand

The William Blair Growth Fund (Class N shares) posted a 12.76% increase, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), increased 7.44%.

For the year-to-date period ended June 30, 2018, the Fund outperformed the Index, driven by both positive stock selection and a style tailwind. Stock selection was positive across many sectors, most notably Industrials, Health Care, and Consumer Discretionary. The top contributor to the Fund’s performance was global payments company Mastercard, Inc. (Information Technology), which reported strong financial results amid strong underlying business momentum. Amazon.com, Inc. (Consumer Discretionary) was also a top contributor to the Fund’s performance. Amazon reported strong financial results which reflected accelerating trends across many of its business segments. Other top contributors to the Fund’s performance were CoStar Group, Inc. (Industrials), Domino’s Pizza, Inc. (Consumer Discretionary), and Red Hat, Inc. (Information Technology). Conversely, top detractors from the Fund’s performance were MaxLinear, Inc. (Information Technology) and Monster Beverage Corporation (Consumer Staples). MaxLinear, which produces mixed-signal radio frequency semiconductors used in broadband communications, experienced slowing growth in several of its more mature products, while newer and higher-growth products have yet to offset the slowing growth in some mature products. Energy drink company Monster Beverage reported early in the year that sales growth and earnings missed expectations, as its international distributors reduced inventory. Other top detractors were Newell Brands Inc. (Consumer Discretionary), The Middleby Corporation (Industrials), and Starbucks Corporation (Consumer Discretionary). Additionally, not owning Netflix, Inc. (Consumer Discretionary), a strong relative performer year-to-date, detracted from the Fund’s performance. From a style perspective, as investors became more focused on the potential implications of inflation-related cost pressures on businesses, our higher and more sustainable growth bias, which leads us to companies with value-added products and services and flexible pricing, was a tailwind.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

8	Semiannual Report	June 30, 2018

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	12.76%	26.06%	12.38%	13.53%	9.77%
Class I	12.95	26.39	12.71	13.88	10.12
Russell 3000® Growth Index	7.44	22.47	14.63	16.14	11.78
S&P 500® Index	2.65	14.37	11.93	13.42	10.17

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	9

Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—37.6%
*	Adobe Systems, Inc.	20,303	$4,950
*	Akamai Technologies, Inc.	69,344	5,078
*	Alphabet, Inc. Class “A”	20,989	23,701
	Booz Allen Hamilton Holding Corporation	85,892	3,756
*	Carbon Black, Inc.	84,270	2,191
*	Cars.com, Inc.	66,656	1,893
*	Facebook, Inc. Class “A”	52,935	10,286
*	Guidewire Software, Inc.	25,786	2,289
	Mastercard, Inc. Class “A”	77,317	15,194
*	MaxLinear, Inc.	96,044	1,497
	Microsoft Corporation	243,354	23,997
	National Instruments Corporation	67,277	2,824
*	Pure Storage, Inc.	166,241	3,970
*	Red Hat, Inc.	37,310	5,013
*	Rogers Corporation	15,297	1,705
	Sabre Corporation	142,675	3,516
	Texas Instruments, Inc.	57,478	6,337
*	Ultimate Software Group, Inc.	13,442	3,459
*	Worldpay, Inc.	89,545	7,323
			128,979
	Consumer Discretionary—19.2%
*	Amazon.com, Inc.	13,359	22,708
	Domino’s Pizza, Inc.	18,819	5,310
*	Grand Canyon Education, Inc.	36,619	4,087
*	Hilton Grand Vacations, Inc.	120,668	4,187
*	Laureate Education, Inc.	157,471	2,256
*	Live Nation Entertainment, Inc.	89,554	4,350
	Six Flags Entertainment Corporation	68,232	4,780
	Starbucks Corporation	98,640	4,819
	Steven Madden, Ltd.	55,828	2,964
*	Ulta Salon Cosmetics & Fragrance, Inc.	27,534	6,428
	Vail Resorts, Inc.	14,277	3,915
			65,804
	Health Care—15.6%
	Agilent Technologies, Inc.	71,847	4,443
*	Charles River Laboratories International, Inc.	30,964	3,476
*	Codexis, Inc.	163,098	2,349
*	Ligand Pharmaceuticals, Inc.	12,793	2,650
	Stryker Corporation	40,791	6,888
	Teleflex, Inc.	12,237	3,282
	UnitedHealth Group, Inc.	55,160	13,533
*	Veeva Systems, Inc.	36,640	2,816
	West Pharmaceutical Services, Inc.	37,324	3,706
	Zoetis, Inc.	121,909	10,386
			53,529
	Industrials—11.5%
	BWX Technologies, Inc.	102,580	6,393
*	Copart, Inc.	75,092	4,247
*	CoStar Group, Inc.	13,002	5,365
	Healthcare Services Group, Inc.	88,998	3,844
	Raytheon Co.	33,374	6,447
*	The Middleby Corporation	19,839	2,072
*	Verisk Analytics, Inc.	72,190	7,771
	Wabtec Corporation	34,950	3,445
			39,584
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Financials—6.6%
	East West Bancorp, Inc.	48,764	$3,179
*	Encore Capital Group, Inc.	64,894	2,375
	Intercontinental Exchange, Inc.	133,312	9,805
	The Progressive Corporation	125,524	7,425
			22,784
	Consumer Staples—5.0%
	Costco Wholesale Corporation	31,706	6,626
*	Monster Beverage Corporation	98,547	5,647
	The Estee Lauder Cos., Inc.	33,189	4,735
			17,008
	Materials—3.5%
	Ball Corporation	136,742	4,861
	Praxair, Inc.	44,499	7,037
			11,898
	Total Common Stocks—99.0% (cost $224,778)		339,586

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $2,559, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$2,559	2,559
	Total Repurchase Agreement—0.8% (cost $2,559)		2,559
	Total Investments—99.8% (cost $227,337)		342,145
	Cash and other assets, less liabilities—0.2%		758
	Net assets—100.0%		$342,903

* = Non-income producing security

See accompanying Notes to Financial Statements.

10	Semiannual Report	June 30, 2018

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 12.28% increase, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), increased 7.25%.

For the year-to-date period ended June 30, 2018, the Fund outperformed the Index, driven by both positive stock selection and a style tailwind. Stock selection was positive across many sectors, most notably Industrials, Information Technology and Consumer Discretionary. The top contributor to the Fund’s performance for the period was online retailer Amazon.com, Inc. (Consumer Discretionary), which reported strong financial results that reflected accelerating trends across many of its business segments. Digital marketing and media solutions provider Adobe Systems, Inc. (Information Technology) was also a top contributor. Adobe Systems reported earnings and revenue growth that exceeded expectations in the first and second quarter and the stock outperformed. Other top contributors to the Fund’s performance were Mastercard, Inc. (Information Technology), Netflix, Inc. (Consumer Discretionary), and Intuit, Inc. (Information Technology). Conversely, top detractors were Monster Beverage Corporation (Consumer Staples) and Starbucks Corporation (Consumer Discretionary). Energy drink company Monster Beverage reported sales growth and earnings in the first quarter that missed expectations, as its international distributors reduced inventory. Shares of Starbucks underperformed in part due to sluggish same-store sales growth in the U.S., but also in reaction to the company’s pre-announcement of weaker-than-expected second quarter comparable sales which were partially due to weakness in China. Other top detractors were Affiliated Managers Group, Inc. (Financials), Biogen, Inc. (Health Care), and PPG Industries, Inc. (Materials). From a style perspective, as investors became more focused on the potential implications of inflation-related cost pressures on businesses, our higher and more sustainable growth bias, which leads us to companies with value-added products and services and flexible pricing, was a tailwind.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

June 30, 2018	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	12.28%	30.77%	14.90%	17.40%	11.18%
Class I	12.38	31.02	15.17	17.69	11.46
Russell 1000® Growth Index	7.25	22.51	14.98	16.36	11.83

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Semiannual Report	June 30, 2018

Large Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—38.2%
	Accenture plc†	53,100	$8,687
*	Adobe Systems, Inc.	28,070	6,844
*	Alphabet, Inc. Class “A”	9,910	11,190
*	Alphabet, Inc. Class “C”	5,026	5,607
*	Facebook, Inc.	53,310	10,359
	Intuit, Inc.	28,300	5,782
	Mastercard, Inc.	43,200	8,490
	Microsoft Corporation	184,960	18,239
*	PayPal Holdings, Inc.	59,870	4,985
*	Red Hat, Inc.	38,010	5,107
	Texas Instruments, Inc.	62,110	6,848
			92,138
	Consumer Discretionary—16.5%
*	Amazon.com, Inc.	10,440	17,746
*	Live Nation Entertainment, Inc.	130,590	6,343
	McDonald’s Corporation	36,330	5,693
*	Netflix, Inc.	12,680	4,963
	Starbucks Corporation	105,250	5,141
			39,886
	Health Care—15.1%
*	ABIOMED, Inc.	9,590	3,923
*	Biogen, Inc.	11,500	3,338
	Danaher Corporation	25,300	2,496
	Stryker Corporation	38,370	6,479
	UnitedHealth Group, Inc.	45,630	11,195
	Zoetis, Inc.	104,440	8,897
			36,328
	Industrials—10.2%
*	Copart, Inc.	84,410	4,774
	Fortive Corporation	58,900	4,542
	Raytheon Co.	29,300	5,660
	TransDigm Group, Inc.	10,800	3,727
*	Verisk Analytics, Inc.	55,600	5,985
			24,688
	Consumer Staples—6.6%
*	Monster Beverage Corporation	115,740	6,632
	The Coca-Cola Co.	106,600	4,676
	The Estee Lauder Cos., Inc.	32,540	4,643
			15,951
	Financials—5.3%
	Intercontinental Exchange, Inc.	80,400	5,914
	The Progressive Corporation	115,120	6,809
			12,723
	Materials—3.6%
	PPG Industries, Inc.	23,460	2,433
	Praxair, Inc.	40,010	6,328
			8,761
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Real Estate—1.9%
*	SBA Communications Corporation	27,130	$4,480
	Energy—1.6%
	EOG Resources, Inc.	31,240	3,887
	Total Common Stocks—99.0% (cost $170,213)		238,842

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $1,883, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$1,883	1,883
	Total Repurchase Agreement—0.8% (cost $1,883)		1,883
	Total Investments—99.8% (cost $172,096)		240,725
	Cash and other assets, less liabilities—0.2%		486
	Net assets—100.0%		$241,211

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	13

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV David P. Ricci

The William Blair Mid Cap Growth Fund (Class N shares) posted a 11.63% increase, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), increased 5.40%.

For the year-to-date period ended June 30, 2018, the Fund outperformed the Index, driven by both positive stock selection and a style tailwind. Stock selection was positive across many sectors, most notably Industrials, including positions in Copart, Inc. and CoStar Group, Inc., and Health Care, including our positions in ABIOMED, Inc. and Encompass Health Corporation. The top individual contributors to the Fund’s performance were ABIOMED and CoStar. ABIOMED develops, manufactures, and markets advanced medical technologies designed to assist or replace the pumping function of a failing heart. The company reported strong results as its Impella heart pump is increasingly becoming the standard of care for acute heart failure patients. Real estate information provider CoStar outperformed due to accelerating growth in both the commercial real estate and multifamily housing segments of its businesses. Another top contributor was Domino’s Pizza, Inc. (Consumer Discretionary). The Middleby Corporation (Industrials) was the top detractor from the Fund’s performance for the year-to-date period. Middleby Corporation reported revenue and earnings that were below expectations primarily due to weakness in its commercial foodservice segment. Coherent, Inc. (Information Technology), which designs and manufactures lasers used to manufacture OLED displays, was also a top detractor. Coherent’s stock came under pressure due to questions surrounding how quickly and to what extent smartphone manufacturers will adopt OLED screens going forward. Other top detractors were Newell Brands Inc. (Consumer Discretionary), Mohawk Industries, Inc. (Consumer Discretionary), and Ball Corporation (Materials). From a style perspective, as investors became more focused on the potential implications of inflation-related cost pressures on businesses, our higher and more sustainable growth bias, which leads us to companies with value-added products and services and flexible pricing, was a tailwind.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

14	Semiannual Report	June 30, 2018

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	11.63%	22.45%	8.85%	10.69%	9.63%
Class I	11.75	22.72	9.13	10.96	9.91
Russell Midcap® Growth Index	5.40	18.52	10.73	13.37	10.45

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	15

Mid Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—23.6%
*	Akamai Technologies, Inc.	15,445	$1,131
	Analog Devices, Inc.	7,575	727
	Booz Allen Hamilton Holding Corporation	35,424	1,549
	Global Payments, Inc.	12,450	1,388
*	GoDaddy, Inc.	15,640	1,104
*	Guidewire Software, Inc.	9,536	847
	j2 Global, Inc.	7,605	659
	Microchip Technology, Inc.	9,585	872
*	Red Hat, Inc.	6,685	898
	Sabre Corporation	27,809	690
*	Tyler Technologies, Inc.	3,770	837
*	Ultimate Software Group, Inc.	5,835	1,501
*	WEX, Inc.	6,240	1,189
*	Worldpay, Inc.	17,659	1,444
			14,836
	Industrials—21.7%
	BWX Technologies, Inc.	26,714	1,665
*	Copart, Inc.	37,650	2,130
*	CoStar Group, Inc.	5,269	2,174
	Equifax, Inc.	10,975	1,373
	Fortive Corporation	15,330	1,182
*	The Middleby Corporation	10,490	1,095
*	Verisk Analytics, Inc.	18,815	2,025
	Wabtec Corporation	11,045	1,089
	Xylem, Inc.	13,630	919
			13,652
	Consumer Discretionary—18.6%
	Aptiv plc†	9,990	915
*	CarMax, Inc.	10,480	764
	Domino’s Pizza, Inc.	5,385	1,520
*	Live Nation Entertainment, Inc.	28,965	1,407
*	Mohawk Industries, Inc.	3,670	786
	Ross Stores, Inc.	23,100	1,958
	Six Flags Entertainment Corporation	22,260	1,559
*	Ulta Salon Cosmetics & Fragrance, Inc.	6,340	1,480
	Vail Resorts, Inc.	4,790	1,313
			11,702
	Health Care—16.7%
*	ABIOMED, Inc.	2,185	894
	Agilent Technologies, Inc.	16,150	999
*	Centene Corporation	9,778	1,205
*	Charles River Laboratories International, Inc.	7,585	851
*	DexCom, Inc.	8,020	762
	Encompass Health Corporation	20,750	1,405
*	IDEXX Laboratories, Inc.	3,025	659
*	Mettler-Toledo International, Inc.	2,170	1,256
	Teleflex, Inc.	3,180	853
*	Veeva Systems, Inc.	11,076	851
	West Pharmaceutical Services, Inc.	7,830	777
			10,512
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Materials—7.0%
*	Axalta Coating Systems, Ltd.†	18,815	$570
	Ball Corporation	47,460	1,687
	Celanese Corporation	5,825	647
	Vulcan Materials Co.	11,390	1,470
			4,374
	Financials—5.9%
	Cboe Global Markets, Inc.	7,715	803
	East West Bancorp, Inc.	17,585	1,146
	The Progressive Corporation	29,280	1,732
			3,681
	Real Estate—1.9%
*	SBA Communications Corporation	7,400	1,222
	Energy—1.7%
*	Parsley Energy, Inc.	34,760	1,053
	Consumer Staples—1.2%
	Conagra Brands, Inc.	20,205	723
	Total Common Stocks—98.3% (cost $48,340)		61,755

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $1,406, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$1,406	1,406
	Total Repurchase Agreement—2.3% (cost $1,406)		1,406
	Total Investments—100.6% (cost $49,746)		63,161
	Liabilities, plus cash and other assets—(0.6)%		(361)
	Net assets—100.0%		$62,800

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Semiannual Report	June 30, 2018

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV	The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 10.74% increase, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the Russell 2500™ Growth Index (the “Index”), increased 8.04%.

The Fund’s outperformance for the year-to-date period was driven by a combination of positive stock selection and a tailwind for our investment style. From a style perspective, our higher and more sustainable growth bias, which leads us to companies with value-added products and services and flexible pricing, provided a tailwind. This dynamic was most evident in the first quarter as investors digested the potential for inflation-related cost pressures on businesses. On a stock specific basis, selection was strong across several sectors, most notably in Health Care and Industrials. The top two individual contributors to the Fund’s performance were Health Care holdings ABIOMED, Inc. and Ligand Pharmaceuticals, Inc. ABIOMED develops, manufactures and markets advanced medical technologies designed to assist or replace the pumping function of a failing heart. The stock outperformed as the company reported two quarters of strong patient utilization results in support of our thesis that ABIOMED’s product Impella, the world’s smallest heart pump, will become the standard of care in the markets it serves. Ligand Pharmaceuticals, a biotechnology company focused on the acquisition and development of a portfolio of royalty generating assets, outperformed on strong revenue trends. Other top performing holdings were Copart, Inc. and CoStar Group, Inc. (Industrials) and Domino’s Pizza (Consumer Discretionary). Conversely, Information Technology stock selection detracted from performance, including the Fund’s positions in Rogers Corporation, MaxLinear, Inc. and Coherent, Inc. Shares of advanced materials company Rogers Corporation declined on disappointing results and near term forward looking guidance, as operational challenges, strong product demand against limited manufacturing capacity and rising raw material costs dampened margins. Other notable laggards included LendingTree in Financials and The Middleby Corporation in Industrials. LendingTree, Inc. provides targeted online marketing that generates qualified leads for loan originators and underperformed on decreased optimism for its mortgage business.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

June 30, 2018	William Blair Funds	17

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	10.74%	22.81%	13.28%	15.31%	13.04%
Class I	10.91	23.10	13.59	15.61	13.33
Russell 2500TM Growth Index	8.04	21.53	10.86	13.87	11.38

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Semiannual Report	June 30, 2018

Small-Mid Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Industrials—23.6%
	BWX Technologies, Inc.	1,035,736	$64,547
*	Copart, Inc.	1,311,115	74,157
*	CoStar Group, Inc.	186,216	76,838
	Donaldson Co., Inc.	379,300	17,114
*	Genesee & Wyoming, Inc.	323,900	26,339
	Healthcare Services Group, Inc.	864,020	37,317
	HEICO Corporation	669,089	40,781
	Hexcel Corporation	692,162	45,946
	Ritchie Bros Auctioneers, Inc.†	745,913	25,451
*	SiteOne Landscape Supply, Inc.	332,463	27,917
*	Teledyne Technologies, Inc.	193,909	38,599
*	The Middleby Corporation	319,805	33,394
	Toro Co.	253,224	15,257
	TransUnion	798,740	57,222
			580,879
	Health Care—19.7%
*	Cambrex Corporation	507,126	26,523
*	Catalent, Inc.	814,969	34,139
*	Charles River Laboratories International, Inc.	312,854	35,121
*	DexCom, Inc.	421,951	40,077
	Encompass Health Corporation	838,727	56,798
*	Exact Sciences Corporation	474,824	28,390
*	Glaukos Corporation	642,198	26,099
*	Horizon Pharma plc†	2,268,765	37,571
*	Insulet Corporation	311,100	26,661
*	Ligand Pharmaceuticals, Inc.	268,018	55,525
*	Repligen Corporation	427,341	20,102
	Teleflex, Inc.	113,425	30,422
*	Veeva Systems, Inc.	497,873	38,266
	West Pharmaceutical Services, Inc.	300,664	29,853
			485,547
	Information Technology—19.3%
*	2U, Inc.	247,345	20,668
*	Aspen Technology, Inc.	256,600	23,797
	Booz Allen Hamilton Holding Corporation	1,180,443	51,621
*	Coherent, Inc.	113,487	17,752
*	Euronet Worldwide, Inc.	313,698	26,278
*	Fortinet, Inc.	311,400	19,441
*	GoDaddy, Inc.	512,720	36,198
*	Guidewire Software, Inc.	421,326	37,405
	j2 Global, Inc.	377,083	32,659
*	MaxLinear, Inc.	626,863	9,773
	National Instruments Corporation	567,545	23,826
*	Nice, Ltd.—ADR	214,803	22,290
*	Novanta, Inc.†	224,226	13,969
*	Pure Storage, Inc.	1,821,381	43,495
*	Rogers Corporation	320,538	35,727
*	Tyler Technologies, Inc.	109,927	24,415
*	WEX, Inc.	179,053	34,106
			473,420
	Consumer Discretionary—15.6%
*	Adtalem Global Education, Inc.	976,035	46,947
*	Burlington Stores, Inc.	162,000	24,386
	Cable One, Inc.	17,922	13,142
	Domino’s Pizza, Inc.	161,980	45,706
*	Floor & Decor Holdings, Inc.	631,321	31,143
*	Grand Canyon Education, Inc.	366,535	40,909
		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)

	Consumer Discretionary—(continued)
*	Hilton Grand Vacations, Inc.	904,488	$31,386
*	Live Nation Entertainment, Inc.	940,285	45,670
	Six Flags Entertainment Corporation	775,177	54,301
*	Universal Electronics, Inc.	402,400	13,299
	Vail Resorts, Inc.	132,996	36,466
			383,355
	Financials—7.9%
	Bank of the Ozarks, Inc.	594,302	26,767
	BrightSphere Investment Group plc†	936,476	13,354
	Cboe Global Markets, Inc.	300,956	31,321
	East West Bancorp, Inc.	276,221	18,010
*	Encore Capital Group, Inc.	637,827	23,344
	FirstCash, Inc.	450,527	40,480
*	LendingTree, Inc.	79,288	16,952
	Virtu Financial, Inc.	863,537	22,927
			193,155
	Materials—6.5%
*	Axalta Coating Systems, Ltd.†	734,811	22,272
	Ball Corporation	1,175,559	41,791
	Celanese Corporation	349,458	38,811
	Martin Marietta Materials, Inc.	253,219	56,551
			159,425
	Real Estate—2.9%
	Colliers International Group, Inc.†	249,545	18,891
	FirstService Corporation†§	313,098	23,808
	Jones Lang LaSalle, Inc.	169,481	28,132
			70,831
	Energy—1.7%
	Diamondback Energy, Inc.	130,460	17,165
*	Parsley Energy, Inc.	797,936	24,161
			41,326
	Consumer Staples—0.8%
	Nu Skin Enterprises, Inc.	266,722	20,855
	Total Common Stocks—98.0% (cost $2,010,049)		2,408,793

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $17,258, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$17,257	17,257
	Total Repurchase Agreement—0.7% (cost $17,257)		17,257
	Total Investments—98.7% (cost $2,027,306)		2,426,050
	Cash and other assets, less liabilities—1.3%		32,217
	Net assets—100.0%		$2,458,267

ADR = American Depository Receipt  * = Non-income producing security

† = U.S. listed foreign security

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.97% of the Fund’s net assets at June 30, 2018.

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	19

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 0.84% increase, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the Russell 2500™ Value Index (the “Index”), increased 3.00%.

The Fund’s underperformance relative to the Index was driven by the combination of stock selection and a negative style headwind given the strategy’s larger market cap bias. At the sector level, the most significant detractor from relative performance was Energy, the best performing sector of the market during the period, due to stock selection and the Fund’s lack of exposure to the Oil & Gas Drilling and the Oil & Gas Refining & Marketing sub-industries. The Fund’s relative underperformance within the Industrials sector was due to stock selection within Machinery, as market cycle concerns generally overshadowed positive corporate earnings for the Fund’s more cyclical portfolio holdings. Within Financials, the relative underperformance within the sector was driven by stock selection within Insurance and Banks; pressured by declining interest rates and a flattening yield curve late in the second quarter. The Fund’s relative outperformance within Consumer Discretionary was the result of strong stock selection within the Leisure Facilities, Education Services and Apparel, Accessories & Luxury Goods sub-industries. Within Information Technology, the relative outperformance was driven by stock selection within IT Services and benefitted from General Dynamics’ acquisition of portfolio holding CSRA, Inc. Looking specifically at stock selection, the Fund’s largest detractors from relative performance were Crane Co. (Industrials), Commscope Holding Co., Inc. (Information Technology), and Acuity Brands, Inc. (Industrials). Offsetting these detractors were the Fund’s investments in lululemon athletica (Consumer Discretionary), CSRA (Information Technology), and Vail Resorts, Inc. (Consumer Discretionary).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7 for additional information.

20	Semiannual Report	June 30, 2018

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year to Date	1 Year	3 Year	5 Year	Since Inception(a)
Class N	0.84%	10.21%	8.23%	9.56%	12.46%
Class I	0.98	10.46	8.51	9.85	12.75
Russell 2500TM Value Index	3.00	11.49	9.76	10.78	14.21

(a)	Since inception is for the period from December 15, 2011 (Commencement of Operations) to June 30, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Value Index consists of small to mid-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	21

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Financials—22.0%
	American Financial Group, Inc.	186	$20
	CNO Financial Group, Inc.	812	16
*	E*TRADE Financial Corporation	549	34
	East West Bancorp, Inc.	445	29
	First American Financial Corporation	311	16
	FNB Corporation	1,594	21
	Hancock Whitney Corporation	412	19
	Hanover Insurance Group, Inc.	196	23
	Home BancShares, Inc.	999	23
	Iberiabank Corporation	320	24
	PacWest Bancorp	541	27
	Radian Group, Inc.	1,262	21
	Selective Insurance Group, Inc.	367	20
	Sterling Bancorp	1,198	28
*	SVB Financial Group	104	30
	Umpqua Holdings Corporation	921	21
	Voya Financial, Inc.	465	22
*	Western Alliance Bancorp	379	21
	WSFS Financial Corporation	470	25
	Zions Bancorporation	254	13
			453
	Real Estate—14.5%
	Acadia Realty Trust	1,007	28
	American Assets Trust, Inc.	633	24
	American Campus Communities, Inc.	677	29
	Camden Property Trust	241	22
	Columbia Property Trust, Inc.	1,172	27
	Douglas Emmett, Inc.	494	20
	EPR Properties	452	29
*	Equity Commonwealth	696	22
	Equity LifeStyle Properties, Inc.	230	21
	Healthcare Realty Trust, Inc.	914	27
	Pebblebrook Hotel Trust	736	28
	Terreno Realty Corporation	613	23
			300
	Industrials—12.7%
	Acuity Brands, Inc.	220	25
	Crane Co.	300	24
*	Gardner Denver Holdings, Inc.	878	26
	GrafTech International, Ltd.	1,759	32
	IDEX Corporation	203	28
	Lennox International, Inc.	145	29
	Old Dominion Freight Line, Inc.	179	27
	Toro Co.	437	26
	UniFirst Corporation	149	26
*	WABCO Holdings, Inc.	170	20
			263
	Consumer Discretionary—10.0%
	Churchill Downs, Inc.	86	25
	Dunkin’ Brands Group, Inc.	644	44
	Gentex Corporation	1,290	30
*	Michael Kors Holdings, Ltd.†	414	28
	Six Flags Entertainment Corporation	511	36
	Vail Resorts, Inc.	156	43
			206

	Issuer	Shares	Value

	Common Stocks—(continued)

	Information Technology—9.3%
*	Acxiom Corporation	791	$24
	Avnet, Inc.	507	22
	Belden, Inc.	456	28
	Booz Allen Hamilton Holding Corporation	782	34
*	Cadence Design Systems, Inc.	679	30
	j2 Global, Inc.	362	31
	MAXIMUS, Inc.	375	23
			192
	Energy—8.0%
*	Forum Energy Technologies, Inc.	1,727	21
*	Parsley Energy, Inc.	990	30
	Patterson-UTI Energy, Inc.	1,251	23
	Range Resources Corporation	1,679	28
	Targa Resources Corporation	637	32
*	WPX Energy, Inc.	1,799	32
			166
	Utilities—6.1%
	Alliant Energy Corporation	625	26
	Atmos Energy Corporation	339	31
	IDACORP, Inc.	250	23
	NiSource, Inc.	957	25
*	Vistra Energy Corporation	885	21
			126
	Materials—6.0%
	Carpenter Technology Corporation	482	25
	FMC Corporation	223	20
	Minerals Technologies, Inc.	234	17
	PolyOne Corporation	527	23
	Sensient Technologies Corporation	209	15
	Steel Dynamics, Inc.	521	24
			124
	Health Care—5.1%
	CONMED Corporation	192	14
	Encompass Health Corporation	393	27
*	Hologic, Inc.	583	23
*	Magellan Health, Inc.	183	17
	PerkinElmer, Inc.	311	23
			104
	Consumer Staples—3.3%
	Ingredion, Inc.	186	20
	J&J Snack Foods Corporation	122	19
	Lamb Weston Holdings, Inc.	411	28
			67
	Total Common Stocks—97.0% (cost $1,658)		2,001

See accompanying Notes to Financial Statements.

22	Semiannual Report	June 30, 2018

Small-Mid Cap Value Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Exchange-Traded Fund
iShares Russell 2000 Value ETF	471	$62
Total Exchange-Traded Fund—3.0% (cost $62)		62
Total Investments—100.0% (cost $1,720)		2,063
Cash and other assets, less liabilities—0.0%		—
Net assets—100.0%		$2,063

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	23

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Ward D. Sexton

The William Blair Small Cap Growth Fund (Class N shares) posted a 15.41% increase, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), increased 9.70%.

Outperformance versus the Index for the year-to-date period ended June 30, 2018 was driven by positive stock selection across several sectors, most notably Health Care, Industrials, and Financials. At the individual stock level, top contributors to the Fund’s performance included Codexis Inc. (Health Care) and Virtu Financial Inc. (Financials). Codexis, a protein engineering company whose CodeEvolver platform enables faster and more cost-effective enzyme manufacturing, outperformed on strong demand for CodeEvolver and the company’s announced partnership with Nestle Health Science, which represents a significant revenue opportunity for the company going forward. Shares of Virtu Financial, a technology driven high-frequency trading and market-making firm, advanced significantly during the first quarter driven by strong trading volume and expense synergies from a recent acquisition. Other top performing holdings included Varonis Systems, Inc. and LivePerson, Inc. in Information Technology, and AxoGen, Inc. in Health Care. In addition, our sustainable growth bias, which leads us to companies with value-added products and services and flexible pricing, provided a tailwind. This dynamic was most evident in the first quarter, as investors digested the potential for inflation-related cost pressures on businesses. Conversely, Consumer Discretionary stock selection detracted from the Fund’s results in part due to positions in Universal Electronics, Inc., Golden Entertainment, Inc., and Hilton Grand Vacations, Inc. Remote control developer Universal Electronics underperformed as delays from its cable and satellite TV provider customers in deploying next generation remotes negatively impacted first quarter results and second quarter guidance. Elsewhere in the Fund’s portfolio, notable underperformers included MaxLinear, Inc. (Information Technology) and Mercury Systems, Inc. (Industrials). Semiconductor provider MaxLinear underperformed due to weakness in some of its more mature business segments, while some of the company’s new products in more diverse and higher growth end markets have yet to fully take hold.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6 for additional information.

24	Semiannual Report	June 30, 2018

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	15.41%	26.65%	17.16%	16.06%	12.81%
Class I	15.57	27.02	17.47	16.35	13.11
Russell 2000® Growth Index	9.70	21.86	10.60	13.65	11.24

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	25

Small Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Information Technology—21.0%
*	2U, Inc.	65,880	$5,505
*	Agilysys, Inc.	376,460	5,835
*	Carbon Black, Inc.	230,550	5,994
*	Cars.com, Inc.	208,368	5,916
*	Coherent, Inc.	15,776	2,468
*	EPAM Systems, Inc.	48,664	6,050
*	Etsy, Inc.	180,804	7,628
*	Guidewire Software, Inc.	98,067	8,706
	j2 Global, Inc.	125,972	10,911
	Littelfuse, Inc.	29,193	6,661
*	LivePerson, Inc.	401,837	8,479
*	MaxLinear, Inc.	291,019	4,537
*	Nice, Ltd.—ADR	61,633	6,396
*	Novanta, Inc.†	50,159	3,125
*	Pure Storage, Inc.	379,526	9,063
*	RealPage, Inc.	110,871	6,109
*	Rogers Corporation	41,985	4,680
*	USA Technologies, Inc.	571,225	7,997
*	Varonis Systems, Inc.	118,510	8,829
*	WNS Holdings, Ltd.—ADR	134,502	7,018
			131,907
	Consumer Discretionary—19.5%
*	Adtalem Global Education, Inc.	171,628	8,255
*	At Home Group, Inc.	190,298	7,450
*	Boot Barn Holdings, Inc.	420,724	8,730
	Cable One, Inc.	9,810	7,194
*	Carvana Co.	99,820	4,153
*	Floor & Decor Holdings, Inc.	131,008	6,463
*	Gentherm, Inc.	181,583	7,136
*	Golden Entertainment, Inc.	245,995	6,639
*	Grand Canyon Education, Inc.	59,643	6,657
*	Hilton Grand Vacations, Inc.	216,144	7,500
*	IMAX Corporation†	314,677	6,970
*	Laureate Education, Inc.	504,023	7,223
	LCI Industries	60,891	5,489
	Lithia Motors, Inc.	50,159	4,744
	Nutrisystem, Inc.	174,185	6,706
	Six Flags Entertainment Corporation	125,573	8,796
	Steven Madden, Ltd.	148,725	7,897
*	Universal Electronics, Inc.	143,063	4,728
			122,730
	Health Care—17.8%
*	AxoGen, Inc.	133,253	6,696
*	Cambrex Corporation	180,509	9,441
*	Catalent, Inc.	149,108	6,246
*	Codexis, Inc.	511,503	7,365
*	CryoLife, Inc.	260,517	7,255
	Encompass Health Corporation	188,307	12,752
*	Glaukos Corporation	154,131	6,264
*	Hanger, Inc.	181,383	3,076
*	Horizon Pharma plc†	641,570	10,624
*	Intersect ENT, Inc.	148,973	5,579
*	LHC Group, Inc.	84,095	7,198
*	Ligand Pharmaceuticals, Inc.	56,299	11,664
*	Repligen Corporation	112,091	5,273

	Issuer	Shares	Value

	Common Stocks—(continued)

	Health Care—(continued)
	Simulations Plus, Inc.	231,030	$5,140
*	Supernus Pharmaceuticals, Inc.	119,959	7,180
			111,753
	Industrials—17.8%
	Albany International Corporation	102,325	6,155
*	Armstrong World Industries, Inc.	108,803	6,876
*	Blue Bird Corporation	461,654	10,318
*	BlueLinx Holdings, Inc.	70,620	2,650
	BWX Technologies, Inc.	154,469	9,626
	Douglas Dynamics, Inc.	194,145	9,319
	ESCO Technologies, Inc.	104,556	6,033
*	Genesee & Wyoming, Inc.	76,987	6,261
	Healthcare Services Group, Inc.	194,117	8,384
	ICF International, Inc.	84,471	6,002
	John Bean Technologies Corporation	88,841	7,898
*	Mercury Systems, Inc.	156,116	5,942
	Ritchie Bros Auctioneers, Inc.†	219,595	7,493
*	SiteOne Landscape Supply, Inc.	71,868	6,035
*	WageWorks, Inc.	132,870	6,643
*	Willdan Group, Inc.	189,374	5,865
			111,500
	Financials—8.5%
*	BofI Holding, Inc.	107,811	4,411
*	Encore Capital Group, Inc.	260,188	9,523
	FirstCash, Inc.	98,948	8,890
	Glacier Bancorp, Inc.	140,995	5,454
	Home BancShares, Inc.	337,204	7,607
	Meta Financial Group, Inc.	64,160	6,249
*	Triumph Bancorp, Inc.	144,308	5,881
	Virtu Financial, Inc.	202,374	5,373
			53,388
	Consumer Staples—5.0%
	Calavo Growers, Inc.	91,831	8,830
	MGP Ingredients, Inc.	83,093	7,379
	Nu Skin Enterprises, Inc.	81,248	6,353
*	Primo Water Corporation	497,363	8,699
			31,261
	Real Estate—3.1%
	Colliers International Group, Inc.†	90,284	6,834
	CoreSite Realty Corporation	55,644	6,166
	FirstService Corporation†	82,727	6,291
			19,291
	Energy—2.0%
*	Callon Petroleum Co.	377,803	4,058
*	Carrizo Oil & Gas, Inc.	156,242	4,351
*	Centennial Resource Development, Inc.	227,860	4,115
			12,524
	Telecommunication Services—1.2%
*	ORBCOMM, Inc.	725,545	7,328
	Materials—0.9%
	Orion Engineered Carbons S.A.†	189,162	5,836
	Total Common Stocks—96.8% (cost $455,847)		607,518

See accompanying Notes to Financial Statements.

26	Semiannual Report	June 30, 2018

Small Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Exchange-Traded Fund
iShares Russell 2000 Growth ETF	28,269	$5,776
Total Exchange-Traded Fund—0.9% (cost $5,403)		5,776

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $9,561, collateralized by U.S. Treasury Inflation Index Bond, 0.250%, due 1/15/25	$9,560	9,560
Total Repurchase Agreement—1.5% (cost $9,560)		9,560
Total Investments—99.2% (cost $470,810)		622,854
Cash and other assets, less liabilities—0.8%		4,947
Net assets—100.0%		$627,801

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	27

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie

The William Blair Small Cap Value Fund (Class N shares) posted a 1.09% increase, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), increased 5.44%.

The Fund’s underperformance relative to the Index was driven by a combination of stock selection and style headwinds, given the outperformance of smaller cap stocks and the strategy’s bias in favor of the larger market cap stocks within the Fund’s small cap universe. At the sector level, the most significant detractor from relative performance was Industrials due to stock selection within Machinery as market cycle concerns generally overshadowed positive corporate earnings for our more cyclical portfolio holdings. The Fund’s relative underperformance within the Consumer Discretionary sector was the result of stock selection in Auto Parts & Equipment, Apparel Retail, Automobile Manufacturers, and Restaurants. Within the sector, these stock selection detractors more than offset positive contribution from stock selection within Homebuilding and Education Services. Health Care, the best performing sector of the market during the first half of 2018, was the largest contributor to relative performance as strong stock selection within the sector was able to more than offset negative contribution from the Fund’s lack of exposure to Biotechnology stocks. Within the Information Technology sector, the Fund’s relative outperformance was driven by stock selection within IT Services and also General Dynamics’ acquisition of portfolio holding CSRA, Inc. Looking specifically at stock selection, the largest detractors from the Fund’s relative performance were Dana, Inc. (Consumer Discretionary), Halcon Resources Corporation (Energy), and Winnebago Industries, Inc. (Consumer Discretionary). Offsetting these detractors were the Fund’s investments in CSRA (Information Technology), Encompass Health Corporation (Health Care), and CONMED Corporation (Health Care).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7 for additional information.

David S. Mitchell

28	Semiannual Report	June 30, 2018

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	1.09%	9.40%	8.68%	9.80%	9.82%
Class I	1.21	9.68	8.96	10.08	10.08
Russell 2000® Value Index	5.44	13.10	11.22	11.18	9.88

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	29

Small Cap Value Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Financials—26.2%
	Banner Corporation	126,403	$7,601
	Boston Private Financial Holdings, Inc.	427,424	6,796
	CNO Financial Group, Inc.	258,205	4,916
	CoBiz Financial, Inc.	421,619	9,056
	CVB Financial Corporation	222,734	4,994
	FNB Corporation	615,443	8,259
	Glacier Bancorp, Inc.	165,062	6,385
	Green Bancorp, Inc.	44,390	959
	Hancock Whitney Corporation	151,085	7,048
	Hanover Insurance Group, Inc.	73,684	8,810
	Home BancShares, Inc.	364,530	8,224
	Iberiabank Corporation	115,259	8,737
	National Bank Holdings Corporation	161,344	6,226
	OceanFirst Financial Corporation	214,948	6,440
	Radian Group, Inc.	515,965	8,369
	Renasant Corporation	169,306	7,707
	Sandy Spring Bancorp, Inc.	144,803	5,938
*	Seacoast Banking Corporation of Florida	251,923	7,956
	Selective Insurance Group, Inc.	168,331	9,258
	Sterling Bancorp	421,850	9,913
	Umpqua Holdings Corporation	277,844	6,276
*	Western Alliance Bancorp	147,370	8,343
	WSFS Financial Corporation	174,881	9,321
			167,532
	Industrials—12.1%
	Acuity Brands, Inc.	40,515	4,695
	Brady Corporation	202,336	7,800
*	Continental Building Products, Inc.	164,195	5,180
	EMCOR Group, Inc.	62,697	4,776
	GrafTech International, Ltd.	344,399	6,196
	Interface, Inc.	248,441	5,702
	Kadant, Inc.	32,906	3,164
	Matson, Inc.	132,595	5,089
	Moog, Inc.	74,925	5,841
*	MRC Global, Inc.	159,135	3,448
*	Northwest Pipe Co.	183,371	3,552
*	Rexnord Corporation	214,240	6,226
*	Saia, Inc.	60,595	4,899
	Simpson Manufacturing Co., Inc.	85,802	5,336
	UniFirst Corporation	29,456	5,211
			77,115
	Real Estate—11.7%
	Acadia Realty Trust	308,360	8,440
	Agree Realty Corporation	109,600	5,784
	American Assets Trust, Inc.	197,702	7,570
	Columbia Property Trust, Inc.	295,800	6,718
	Education Realty Trust, Inc.	211,020	8,757
*	Equity Commonwealth	169,570	5,341
	Healthcare Realty Trust, Inc.	238,036	6,922
	Highwoods Properties, Inc.	132,331	6,713
	Pebblebrook Hotel Trust	167,182	6,487
	Sunstone Hotel Investors, Inc.	290,405	4,826
	Terreno Realty Corporation	188,768	7,111
			74,669

	Issuer	Shares	Value

	Common Stocks—(continued)

	Consumer Discretionary—10.8%
	Abercrombie & Fitch Co.	153,650	$3,761
*	Adtalem Global Education, Inc.	143,616	6,908
*	Cavco Industries, Inc.	33,685	6,995
	Dana, Inc.	263,513	5,320
*	Dave & Buster’s Entertainment, Inc.	143,390	6,825
	Meredith Corporation	98,275	5,012
	Nutrisystem, Inc.	147,370	5,674
*	Penn National Gaming, Inc.	203,010	6,819
	Six Flags Entertainment Corporation	99,335	6,959
*	TopBuild Corporation	78,019	6,112
	Wolverine World Wide, Inc.	253,691	8,821
			69,206
	Information Technology—10.1%
*	Acxiom Corporation	240,230	7,195
	Avnet, Inc.	155,420	6,666
	Belden, Inc.	139,672	8,537
	Booz Allen Hamilton Holding Corporation	198,693	8,689
*	Ciena Corporation	190,885	5,060
*	Inphi Corporation	173,004	5,642
	j2 Global, Inc.	103,230	8,941
*	Semtech Corporation	133,125	6,263
*	Viavi Solutions, Inc.	726,845	7,443
			64,436
	Energy—7.7%
	Archrock, Inc.	526,758	6,321
*	Callon Petroleum Co.	739,019	7,937
*	Forum Energy Technologies, Inc.	393,810	4,864
*	Halcon Resources Corporation	908,820	3,990
*	Newpark Resources, Inc.	475,809	5,163
*	PDC Energy, Inc.	131,003	7,919
	Range Resources Corporation	390,270	6,529
*	RSP Permian, Inc.	47,944	2,110
*	Solaris Oilfield Infrastructure, Inc.	324,936	4,643
			49,476
	Utilities—5.9%
	ALLETE, Inc.	64,220	4,971
	Chesapeake Utilities Corporation	55,798	4,461
	El Paso Electric Co.	111,190	6,571
	IDACORP, Inc.	82,970	7,653
	ONE Gas, Inc.	91,552	6,843
	Southwest Gas Holdings, Inc.	97,266	7,419
			37,918
	Health Care—5.9%
	CONMED Corporation	134,367	9,836
	Encompass Health Corporation	150,286	10,177
*	Integer Holdings Corporation	158,868	10,271
*	Magellan Health, Inc.	73,774	7,078
			37,362

See accompanying Notes to Financial Statements.

30	Semiannual Report	June 30, 2018

Small Cap Value Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)

	Materials—4.9%
	Carpenter Technology Corporation	130,471	$6,859
	Minerals Technologies, Inc.	86,068	6,485
	PolyOne Corporation	151,259	6,537
	Sensient Technologies Corporation	91,112	6,519
	Silgan Holdings, Inc.	174,508	4,682
			31,082
	Consumer Staples—3.2%
*	Darling Ingredients, Inc.	365,148	7,259
	J&J Snack Foods Corporation	55,553	8,470
	SpartanNash Co.	190,073	4,851
			20,580

	Telecommunication Services—0.7%
*	Cincinnati Bell, Inc.	293,320	4,605
	Total Common Stocks—99.2%
	(cost $477,126)		633,981
	Exchange-Traded Fund
	iShares Russell 2000 Value ETF	49,000	6,464
	Total Exchange-Traded Fund—1.0%
	(cost $6,502)		6,464

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $12,056, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$12,056	12,056
	Total Repurchase Agreement—1.9% (cost $12,056)		12,056
	Total Investments—102.1% (cost $495,684)		652,501
	Liabilities, plus cash and other assets—(2.1)%		(13,664)
	Net assets—100.0%		$638,837

* = Non-income producing security

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	31

Global Markets Review and Outlook

Global equity markets posted mixed results for the first half of 2018, buffeted by escalating trade tensions, the U.S. Federal Reserve’s continued tightening bias and U.S. dollar strength. In contrast to the global synchronized expansion environment of 2017, equity performance in the first six months of 2018 reflected a growing divergence, with the U.S.’s economy, corporate earnings and share prices maintaining positive momentum while the rest of the world rolled over.

The benign 2017 environment of low volatility and uninterrupted monthly gains abruptly reversed course in late January 2018, as worries about the extended bull market culminated in heavy selling pressure following reports that a handful of niche equity volatility-linked ETF products had suffered significant losses, stoking fears of broader risk contagion.

As the first half of the year progressed, investors became increasingly concerned that the Trump administration’s pursuit of protectionist measures would ignite a trade war with China and potentially derail the U.S. expansion. The slowing pace of economic activity in Europe combined with increased turbulence in emerging markets also weighed on investor sentiment.

U.S. equities extended their gains during the first half of 2018 and significantly outpaced non-U.S. markets, bolstered by strong corporate earnings and tax reform. From a market cap perspective, U.S. small caps outperformed their large cap counterparts by approximately 3.5% during the period, as measured by the MSCI USA (net) and MSCI USA Small Cap (net) indices. In addition to being less exposed to trade disputes given lower overseas revenues, U.S. small caps were expected to benefit more from tax reform: according to Bloomberg, for the three years ended December 2017, S&P SmallCap 600 Index companies had an average effective tax rate 4.3% higher than that of S&P 500 Index companies.

Non-U.S. developed market equity performance was hampered by negative returns in Europe, amid softening economic data and renewed political turmoil in Italy. The euro depreciated approximately 3% versus the dollar in the first half of 2018, reflecting these concerns in addition to expectations for prolonged monetary stimulus from the European Central Bank, which announced that interest rates would remain at record lows through the summer of 2019.

Harkening back to the 2013 taper tantrum episode, emerging markets equities and currencies were hit by a significant rise in investor outflows during the first half of the year. The stronger dollar and prospect of higher U.S. interest rates had a particularly detrimental effect on countries with larger current account deficits and dollar-denominated debt, including Argentina and Turkey.

Political uncertainty and a deteriorating economic growth outlook also weighed on emerging markets returns in the first half of 2018. Brazil’s nationwide truckers’ strike was projected to shave a full percentage point off 2018 GDP growth, threatening the country’s nascent economic recovery and further clouding the reform outlook ahead of the presidential election this fall.

Although Chinese equities held up better than most emerging market countries for the six-month period, investors became increasingly wary of escalating trade tensions as the first wave of U.S. tariffs on $34 billion of Chinese exports was scheduled to take effect on July 6.

Information Technology and Energy were the top performing sectors on a global basis during the first half of 2018, while Telecommunication Services, Financials and Consumer Staples underperformed. Within emerging markets, Energy was the only sector in positive territory for the first six-months of 2018, benefiting from the rebound in oil prices.

There is now a great deal of uncertainty about how the recently announced trade tariffs will impact intermediate term economic activity. Despite some market skepticism, global growth remains broad based and robust as we head into the second half of 2018. While global manufacturing Purchasing Managers’ Indexes (“PMIs”) declined from unsustainably elevated levels in February and March, the latest readings suggest that we are nearing the end of the deceleration to PMI levels in line with ongoing growth. Near-term economic fundamentals indicate that the current economic expansion has further to run. In times of economic expansion such as the current one, we expect companies to continue to post robust earnings growth. However, earnings growth cannot continue to accelerate at the same pace we experienced over the past several quarters, especially in the U.S., where acceleration has been quite pronounced. European companies have also enjoyed relatively strong earnings growth, which is also likely to continue but at moderately slower rates in the near term.

While the underlying economy remains robust and economic indicators continue to signal positive momentum, escalating trade war rhetoric will likely have substantial consequences on market volatility, inflation, and growth dynamics over the coming quarters. As examples, tariffs on Canadian lumber are adding to higher costs for wood, which are fueling price increases of up to $9,000 for a new single-family home, according to the National Association of Homebuilders. Elsewhere, prices of washing machines sold in the U.S. surged by nearly 8.5% this year—the first increase since 2012—after the U.S. administration restricted imports earlier this year.

More broadly, some U.S. companies are reportedly using the threat of new tariffs as a reason to raise prices. In short, tariffs amount to either a tax on consumption or corporate margin deterioration if firms choose to absorb some portion of the cost of the tariffs. In aggregate, tariffs worsen the tradeoff between growth and inflation, and will likely lead to tighter monetary policy. Much of this has not played out yet, because the U.S. administration has moved only recently. However, the effects of these

32	Semiannual Report	June 30, 2018

Global Markets Review and Outlook

new tariffs will begin to manifest themselves over the coming quarters, and it is quite possible that the new tariffs will bring us closer to the end of the current economic expansion cycle.

Longer term, we fear the U.S. administration’s unilateral view of trade policy is suggesting an end to the decades-long building of integrated global markets and supply chains. If the U.S. chooses to limit or regulate trade however it sees fit, regardless of what agreements it may have signed in the past, trade and investment will become more volatile and more politicized. Multinationals from around the world will be more inclined to disentangle their operations from the U.S. The impact of this will only be revealed gradually over the next several years, but could imply meaningful changes to competition, quality, and innovation.

From a portfolio strategy perspective, we believe emerging markets (“EMs”) are susceptible to further downside volatility in the second half of 2018, amid persistent dollar strength as interest rates and growth differentials continue to favor the U.S. and as the Federal Reserve maintains its tightening bias. Positioning within our all county world index-oriented strategies has generally reflected our more cautious outlook, with reduced EM weightings in favor of increased developed market exposure, primarily in Europe. Within our dedicated EM strategies, we have maintained overweighted positions in China and India, and moderated exposures to Brazil and South Africa. Within China, our positioning continues to emphasize domestically-oriented consumer, Health Care and Information Technology companies that we believe are well positioned to benefit from the Chinese economy’s ongoing transition to a consumption and services-driven growth model.

June 30, 2018	William Blair Funds	33

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Kenneth J. McAtamney

The William Blair Global Leaders Fund (Class N shares) posted a 6.33% increase, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), decreased 0.18%.

Outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Consumer Staples, Health Care and Consumer Discretionary sectors were the most notable sources of the Fund’s relative return. Within Consumer Staples, leading global prestige cosmetics company Estee Lauder contributed to relative results. The company continues to benefit from the rapid growth of recently acquired brands, expansion in the specialty retail and online channels, and strong growth from China. Health Care company ABIOMED, Inc., the creator of the world’s smallest heart pump, is benefiting from strong sales in an underpenetrated market. Its Impella family of devices is designed to provide temporary blood circulation support to heart failure patients. The small pump takes on the pumping function of the heart enabling it to rest and recover. It is the first blood circulation support device to receive FDA approval, which should lead to increased utilization, and we do not see any material competition on the horizon. Within the Consumer Discretionary sector, Amazon.com propelled the Fund’s relative performance on the back of strong results. Amazon’s gross profit and operating income improved, driven by strong performance in North American retail and Amazon Web Services (AWS).

Partially offsetting these positive stock selection effects were the Fund’s underweight allocations to the Consumer Staples and Utilities sectors. Given above average stock selection in each sector, the Fund’s overall underweight to these sectors detracted from the Fund’s performance over the period.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

34	Semiannual Report	June 30, 2018

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception
Class N	6.33%	21.58%	10.88%	11.36%	6.52%	—
Class I	6.46	21.92	11.24	11.69	6.80	—
MSCI ACW IMI (net)	(0.18)	11.14	8.34	9.60	6.14	—
Institutional Class(a)	6.52	22.08	11.30	11.80	—	11.47%
MSCI ACW IMI (net)(a)	(0.18)	11.14	8.34	9.60	—	9.79

(a)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to June 30, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	35

Global Leaders Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—57.6%
	Canada—2.6%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	54,368	$2,204
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	78,818	3,208
			5,412
	United States—55.0%
*	ABIOMED, Inc. (Health care equipment & supplies)	4,984	2,039
*	Adobe Systems, Inc. (Software)	18,805	4,585
*	Align Technology, Inc. (Health care equipment & supplies)	8,056	2,756
*	Alphabet, Inc. Class “A” (Internet software & services)	4,754	5,368
*	Amazon.com, Inc. (Internet & direct marketing retail)	3,364	5,718
	BlackRock, Inc. (Capital markets)	8,101	4,043
	Carnival Corporation (Hotels, restaurants & leisure)†	39,444	2,261
*	CoStar Group, Inc. (Professional services)	3,945	1,628
	Domino’s Pizza, Inc. (Hotels, restaurants & leisure)	8,828	2,491
	EOG Resources, Inc. (Oil, gas & consumable fuels)	23,610	2,938
*	Facebook, Inc. Class “A” (Internet software & services)	17,340	3,370
	Fifth Third Bancorp (Banks)	112,889	3,240
*	Guidewire Software, Inc. (Software)	11,427	1,014
	Halliburton Co. (Energy equipment & services)	31,053	1,399
	Intercontinental Exchange, Inc. (Capital markets)	46,861	3,447
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	3,396	1,625
	JPMorgan Chase & Co. (Banks)	40,451	4,215
	Lam Research Corporation (Semiconductors & semiconductor equipment)	10,710	1,851
	Mastercard, Inc. Class “A” (IT services)	19,877	3,906
	NextEra Energy, Inc. (Electric utilities)	15,284	2,553
	Pioneer Natural Resources Co. (Oil, gas & consumable fuels)	8,297	1,570
	Prologis, Inc. (Equity REIT)	28,166	1,850
	Raytheon Co. (Aerospace & defense)	15,825	3,057
	Roper Technologies, Inc. (Industrial conglomerates)	7,457	2,057
*	salesforce.com, Inc. (Software)	20,828	2,841
	Southwest Airlines Co. (Airlines)	39,135	1,991
	The Boeing Co. (Aerospace & defense)	11,075	3,716
	The Estee Lauder Cos., Inc. Class “A” (Personal products)	25,895	3,695
	The Goldman Sachs Group, Inc. (Capital markets)	11,830	2,609
	The Home Depot, Inc. (Specialty retail)	20,250	3,951
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	12,879	2,668

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
*	Ulta Salon Cosmetics & Fragrance, Inc. (Specialty retail)	6,969	$1,627
	Union Pacific Corporation (Road & rail)	22,316	3,162
	UnitedHealth Group, Inc. (Health care providers & services)	19,013	4,665
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	9,568	2,623
	Watsco, Inc. (Trading companies & distributors)	10,239	1,825
*	Weight Watchers International, Inc. (Diversified consumer services)	20,118	2,034
*	Worldpay, Inc. Class “A” (IT services)	40,659	3,325
	Zoetis, Inc. (Pharmaceuticals)	27,598	2,351
			112,064
	Europe—13.1%
	Denmark—2.4%
	Chr Hansen Holding A/S (Chemicals)	11,460	1,055
	DSV A/S (Road & rail)	18,850	1,517
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	48,753	2,252
			4,824
	France—3.5%
	BNP Paribas S.A. (Banks)	25,934	1,604
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	10,534	3,497
	Valeo S.A. (Auto components)	39,078	2,131
			7,232
	Germany—1.1%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	87,848	2,231
	Ireland—0.5%
	Allegion plc (Building products)†	12,100	936
	Netherlands—1.5%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	89,118	3,093
	Sweden—1.5%
	Atlas Copco AB Class “A” (Machinery)	67,945	1,968
*	Epiroc AB Class “A” (Machinery)	103,380	1,085
			3,053
	Switzerland—2.6%
*	Lonza Group AG (Life sciences tools & services)	9,709	2,566
	Partners Group Holding AG (Capital markets)	3,718	2,718
			5,284

	Japan—9.8%
	Daikin Industries, Ltd. (Building products)	27,300	3,263
	FANUC Corporation (Machinery)	7,900	1,566
	Keyence Corporation (Electronic equipment, instruments & components)	5,800	3,271

See accompanying Notes to Financial Statements.

36	Semiannual Report	June 30, 2018

Global Leaders Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	Komatsu, Ltd. (Machinery)	92,600	$2,636
	MISUMI Group, Inc. (Machinery)	35,400	1,030
	Nihon M&A Center, Inc. (Professional services)	32,200	933
	Nissan Chemical Industries, Ltd. (Chemicals)	27,000	1,258
	ORIX Corporation (Diversified financial services)	143,200	2,257
	Shin-Etsu Chemical Co., Ltd. (Chemicals)	24,200	2,150
	Start Today Co., Ltd. (Internet & direct marketing retail)	46,400	1,679
			20,043

	Emerging Asia—8.4%
	China—5.7%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	19,747	3,664
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	27,238	1,144
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	101,000	1,243
	Tencent Holdings, Ltd. (Internet software & services)	67,700	3,399
	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	56,141	2,159
			11,609
	India—1.4%
	HDFC Bank, Ltd.—ADR (Banks)	27,014	2,837
	Taiwan—1.3%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	72,320	2,644

	Asia—6.4%
	Australia—3.4%
	CSL, Ltd. (Biotechnology)	24,851	3,537
	Macquarie Group, Ltd. (Capital markets)	36,765	3,351
			6,888
	Hong Kong—3.0%
	AIA Group, Ltd. (Insurance)	427,600	3,725
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	309,000	2,382
			6,107

	United Kingdom—4.3%
	Aptiv plc (Auto components)†	22,226	2,037
	BHP Billiton plc (Metals & mining)	137,733	3,091
	Compass Group plc (Hotels, restaurants & leisure)	104,292	2,223
	Fevertree Drinks plc (Beverages)	34,333	1,530
			8,881
	Total Common Stocks—99.6% (cost $145,805)		203,138

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $4,055, collateralized by U.S. Treasury Inflation Index Bond, 0.250%, due 1/15/25	$4,055	$4,055
Total Repurchase Agreement—2.0% (cost $4,055)		4,055
Total Investments—101.6% (cost $149,860)		207,193
Liabilities, plus cash and other assets—(1.6)%		(3,326)
Net assets—100.0%		$203,867

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

† = U.S. listed foreign security

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	20.5%
Consumer Discretionary	19.3%
Financials	17.8%
Industrials	15.9%
Health Care	12.0%
Energy	6.0%
Materials	3.7%
Consumer Staples	2.6%
Utilities	1.3%
Real Estate	0.9%
Total	100.0%

At June 30, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	63.8%
Japanese Yen	9.8%
Euro	6.2%
Hong Kong Dollar	5.3%
Australian Dollar	3.4%
British Pound Sterling	3.4%
Swiss Franc	2.6%
Danish Krone	2.4%
Canadian Dollar	1.6%
Swedish Krona	1.5%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	37

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Leaders Fund (Class N shares) posted a 1.04% increase, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 3.65%.

Outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Consumer Staples and Financials sectors were the most significant contributors to relative return. Within Consumer Staples, Japanese Cosmetics holding Shiseido Co., Ltd. propelled the Fund’s relative results as new management has reformed the organizational structure to place more responsibility in the hands of local managers, improved strategy execution, accelerated product development, and concentrated Shiseido’s investment on prestige brands. Within Financials, Australia-based Macquarie Group is a global provider of banking, financial, advisory, investment, and fund management services with approximately $500 billion AUD in total assets. Management has focused the business, particularly on the attractive asset management segment. Also, it is the global leader in infrastructure funds management, a highly profitable business with robust secular trends, which should lead to expanding performance fees over the next few years.

Partially offsetting these effects were underweight allocations to the Consumer Staples and Materials sectors. Given above average stock selection in each sector, the underweight positions detracted from the Fund’s performance over the period.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

38	Semiannual Report	June 30, 2018

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year to Date	1 Year	3 Year	5 Year	Since Inception
Class N(a)	1.04%	13.69%	9.17%	9.58%	10.01%
Class I(a)	1.16	13.99	9.43	9.83	10.28
MSCI ACW Ex-U.S. IMI (net)(a)	(3.65)	7.75	5.46	6.39	6.96
Institutional Class(b)	1.22	14.09	9.54	9.97	10.35
MSCI ACW Ex-U.S. IMI (net)(b)	(3.65)	7.75	5.46	6.39	6.52

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to June 30, 2018.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to June 30, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	39

International Leaders Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—39.9%
	Belgium—1.5%
	KBC Group N.V. (Banks)	81,517	$6,261
	Denmark—2.5%
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	137,325	6,343
	Orsted A/S (Electric utilities)	67,304	4,067
			10,410
	France—13.4%
	Airbus SE (Aerospace & defense)	58,872	6,870
	Arkema S.A. (Chemicals)	49,108	5,795
	BNP Paribas S.A. (Banks)	72,679	4,496
	Capgemini SE (IT services)	46,625	6,248
	Cie Generale des Etablissements Michelin SCA (Auto components)	24,371	2,948
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	35,075	11,646
	Safran S.A. (Aerospace & defense)	60,285	7,301
	Total S.A. (Oil, gas & consumable fuels)	108,480	6,587
	Valeo S.A. (Auto components)	90,315	4,924
			56,815
	Germany—2.6%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	275,892	7,008
	Rational AG (Machinery)	6,112	3,980
			10,988
	Ireland—2.0%
	Kingspan Group plc (Building products)	171,441	8,570
	Luxembourg—1.0%
	Tenaris S.A. (Energy equipment & services)	225,034	4,107
	Netherlands—3.8%
	Koninklijke Philips N.V. (Health care equipment & supplies)	183,544	7,776
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	241,383	8,377
			16,153
	Spain—3.2%
	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	149,309	6,024
	Amadeus IT Group S.A. (IT services)	93,346	7,340
			13,364
	Sweden—3.6%
	Atlas Copco AB Class “A” (Machinery)	209,730	6,074
	*Epiroc AB Class “A” (Machinery)	319,124	3,349
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	107,736	5,986
			15,409
	Switzerland—6.3%
	Geberit AG (Building products)	12,101	5,181
*	Lonza Group AG (Life sciences tools & services)	30,148	7,967

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe—(continued)
	Switzerland—(continued)
	Partners Group Holding AG (Capital markets)	8,814	$6,444
*	Temenos AG (Software)	48,072	7,229
			26,821

	Emerging Asia—12.7%
	China—9.4%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	60,584	11,240
	China Merchants Bank Co., Ltd. Class “H” (Banks)	1,830,500	6,733
	NetEase, Inc.—ADR (Internet software & services)	17,287	4,368
	Tencent Holdings, Ltd. (Internet software & services)	219,200	11,007
	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	168,995	6,500
			39,848
	India—1.3%
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	197,569	5,505
	Taiwan—2.0%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,149,000	8,159

	Japan—11.9%
	Daikin Industries, Ltd. (Building products)	76,100	9,095
	Keyence Corporation (Electronic equipment, instruments & components)	18,100	10,209
	Komatsu, Ltd. (Machinery)	191,300	5,446
	Nitori Holdings Co., Ltd. (Specialty retail)	39,300	6,114
	ORIX Corporation (Diversified financial services)	441,100	6,953
	Shiseido Co., Ltd. (Personal products)	106,700	8,467
	Suzuki Motor Corporation (Automobiles)	71,600	3,946
			50,230

	United Kingdom—11.8%
	BHP Billiton plc (Metals & mining)	420,256	9,432
	Compass Group plc (Hotels, restaurants & leisure)	361,627	7,708
	Experian plc (Professional services)	312,929	7,720
	Ferguson plc (Trading companies & distributors)	65,672	5,313
	London Stock Exchange Group plc (Capital markets)	95,845	5,642
	RELX plc (Professional services)	278,245	5,942
	Segro plc (Equity REIT)	488,588	4,303
	St James’s Place plc (Capital markets)	267,326	4,033
			50,093

See accompanying Notes to Financial Statements.

40	Semiannual Report	June 30, 2018

International Leaders Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Canada—10.7%
Brookfield Asset Management, Inc. Class “A” (Capital markets)†	186,449	$7,559
Canadian National Railway Co. (Road & rail)	113,643	9,295
Constellation Software, Inc. (Software)	11,340	8,795
Dollarama, Inc. (Multiline retail)	117,057	4,537
Suncor Energy, Inc. (Oil, gas & consumable fuels)	174,659	7,108
The Toronto-Dominion Bank (Banks)	139,245	8,059
		45,353

Asia—10.1%
Australia—5.5%
Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	190,118	4,342
CSL, Ltd. (Biotechnology)	66,375	9,448
Macquarie Group, Ltd. (Capital markets)	100,766	9,183
		22,973

Hong Kong—4.6%
AIA Group, Ltd. (Insurance)	1,361,200	11,858
Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,002,000	7,724
		19,582

Emerging Europe, Mid-East, Africa—0.7%
South Africa—0.7%
Bid Corporation, Ltd. (Food & staples retailing)	155,491	3,114
Total Common Stocks—97.8% (cost $331,235)		413,755

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $5,855, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$5,855	5,855
Total Repurchase Agreement—1.4% (cost $5,855)		5,855
Total Investments—99.2% (cost $337,090)		419,610
Cash and other assets, less liabilities—0.8%		3,237
Net assets—100.0%		$422,847

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	21.8%
Information Technology	21.2%
Financials	20.0%
Consumer Discretionary	14.6%
Health Care	7.6%
Energy	6.3%
Materials	3.7%
Consumer Staples	2.8%
Real Estate	1.0%
Utilities	1.0%
Total	100.0%

At June 30, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	28.1%
Japanese Yen	12.1%
British Pound Sterling	12.1%
Canadian Dollar	9.1%
Hong Kong Dollar	9.0%
U.S. Dollar	7.2%
Swiss Franc	6.5%
Australian Dollar	5.6%
Swedish Krona	3.7%
Danish Krone	2.5%
New Taiwan Dollar	2.0%
Indian Rupee	1.3%
All Other Currencies	0.8%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	41

International Developed Plus Fund

The International Developed Plus Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair International Developed Plus Fund (Class N shares) posted a 2.59% decrease, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), decreased 2.77%.

Outperformance versus the Index was driven by a combination of allocation and stock selection effects. More specifically, the Fund’s underweight allocation to Utilities, coupled with above average stock selection within the Financials and Consumer Staples sectors, boosted relative returns. Within the Financials sector, Japan-based M&A Capital Partners Co., Ltd. outperformed. M&A Capital Partners is a high-quality, small-cap growth company in Japan that provides merger and acquisition advisory services to small and medium-sized enterprises (“SMEs”). The company’s addressable market is significant; industry fragmentation coupled with aging demographics has resulted in succession challenges for many businesses. M&A Capital Partners has a strong track record of growth, generated in part by its industry expertise in dispensing pharmacies, combined with its success in attracting new consultants, thereby expanding internal capacity. Within the Consumer Staples sector, Shiseido Co., Ltd. was a strong contributor. Shiseido is the largest cosmetics company in Japan and fifth largest in the world. We expect a continued rebound in Shiseido’s earnings growth after a ten year period of operational underperformance and market share loss. New management has reformed the organizational structure to place more responsibility in the hands of local managers, improved strategy execution, accelerated product development, and concentrated Shiseido’s investment on prestige brands. Shiseido experienced robust sales growth in the first quarter of 2018, which was mainly driven by rapid growth in high-priced cosmetics and successful new product launches.

Partially offsetting these positive effects was negative stock selection within the Materials and Utilities sectors. Within Materials, Norsk Hydro ASA, the Norwegian integrated aluminum producer, detracted from the Fund’s performance. Flooding at the company’s Alunorte facility in Brazil weighed on the share price amid investor concerns that the resulting production disruption would meaningfully impact 2018 earnings. We liquidated the position as a result. Within the Utilities sector, Veolia Environnement S.A., the France-based waste management and water treatment company, detracted from performance. Veolia’s shares were negatively affected by expectations of rising interest rates and disappointing earnings results at competitor Suez Environnement. Veolia continues to see strong trends in organic growth driven by new contract wins and accelerating contributions from new businesses (e.g., toxic waste, recycling and energy management), which now account for 30% of total revenue.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

42	Semiannual Report	June 30, 2018

International Developed Plus Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(2.59)%	7.50%	4.62%	6.50%	2.04%
Class I	(2.45)	7.82	4.88	6.75	2.30
MSCI World Ex-U.S. Index (net)	(2.77)	7.04	4.87	6.23	2.63

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	43

International Developed Plus Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—30.9%
	France—7.1%
	Capgemini SE (IT services)	24,109	$3,231
	Legrand S.A. (Electrical equipment)	21,944	1,607
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	5,029	1,670
	Veolia Environnement S.A. (Multi-utilities)	72,068	1,540
			8,048
	Germany—7.3%
	Covestro AG (Chemicals)	20,767	1,846
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	65,494	1,663
	MTU Aero Engines AG (Aerospace & defense)	18,485	3,541
*	QIAGEN N.V. (Life sciences tools & services)†	33,183	1,200
			8,250
	Ireland—1.9%
	Kerry Group plc Class “A” (Food products)	21,033	2,199
	Netherlands—3.1%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	100,820	3,499
	Sweden—5.2%
	Atlas Copco AB Class “A” (Machinery)	90,459	2,620
	Boliden AB (Metals & mining)	63,531	2,050
*	Epiroc AB Class “A” (Machinery)	112,573	1,181
			5,851
	Switzerland—6.3%
	Geberit AG (Building products)	3,976	1,702
	Partners Group Holding AG (Capital markets)	3,200	2,339
	Straumann Holding AG (Health care equipment & supplies)	2,681	2,033
	Tecan Group AG (Life sciences tools & services)	4,115	999
			7,073

	United Kingdom—23.6%
	AstraZeneca plc (Pharmaceuticals)	35,370	2,446
	Compass Group plc (Hotels, restaurants & leisure)	183,710	3,916
	Diageo plc (Beverages)	102,862	3,695
	Halma plc (Electronic equipment, instruments & components)	129,544	2,333
	Legal & General Group plc (Insurance)	440,167	1,540
*	Metro Bank plc (Banks)	26,230	1,116
	Prudential plc (Insurance)	112,469	2,564
	RELX plc (Professional services)	98,112	2,095
	Rio Tinto plc (Metals & mining)	22,445	1,237
	Schroders plc (Capital markets)	63,254	2,625
	Unilever N.V. (Personal products)	55,861	3,112
			26,679

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—16.7%
	Asahi Group Holdings, Ltd. (Beverages)	39,500	$2,026
	Daikin Industries, Ltd. (Building products)	21,018	2,512
	Harmonic Drive Systems, Inc. (Machinery)	17,000	717
	Keyence Corporation (Electronic equipment, instruments & components)	3,200	1,805
*	M&A Capital Partners Co., Ltd. (Capital markets)	11,936	1,062
	Nihon M&A Center, Inc. (Professional services)	47,480	1,376
	Nitori Holdings Co., Ltd. (Specialty retail)	12,000	1,867
	Omron Corporation (Electronic equipment, instruments & components)	29,400	1,370
	ORIX Corporation (Diversified financial services)	115,629	1,822
	Seria Co., Ltd. (Multiline retail)	38,900	1,864
	Shimadzu Corporation (Electronic equipment, instruments & components)	33,800	1,020
	Shiseido Co., Ltd. (Personal products)	17,200	1,365
			18,806

	Canada—13.5%
	Canadian National Railway Co. (Road & rail)†	33,747	2,759
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	73,542	2,654
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)†	10,116	365
	Enerplus Corporation (Oil, gas & consumable fuels)	152,798	1,927
	First Quantum Minerals, Ltd. (Metals & mining)	64,039	944
	Lundin Mining Corporation (Metals & mining)	344,361	1,915
	Magna International, Inc. (Auto components)	31,982	1,860
	The Toronto-Dominion Bank (Banks)†	48,661	2,815
			15,239

	Emerging Asia—6.3%
	China—2.9%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	12,871	2,388
	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	22,421	862
			3,250
	India—1.3%
	HDFC Bank, Ltd.—ADR (Banks)	14,749	1,549
	Taiwan—2.1%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	64,127	2,345

See accompanying Notes to Financial Statements.

44	Semiannual Report	June 30, 2018

International Developed Plus Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Shares or Principal
Issuer	Amount	Value

Common Stocks—(continued)

Asia—4.9%
Australia—1.7%
CSL, Ltd. (Biotechnology)	13,544	$1,928
Hong Kong—3.2%
AIA Group, Ltd. (Insurance)	417,586	3,638

Emerging Latin America—1.2%
Peru—1.2%
Credicorp, Ltd. (Banks)†	5,836	1,314
Total Common Stocks—97.1% (cost $92,151)		109,668

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $2,837, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$2,837	2,837
Total Repurchase Agreement—2.5% (cost $2,837)		2,837
Total Investments—99.6% (cost $94,988)		112,505
Cash and other assets, less liabilities—0.4%		491
Net assets—100.0%		$112,996

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	20.5%
Industrials	18.3%
Information Technology	14.7%
Consumer Staples	11.3%
Consumer Discretionary	11.0%
Health Care	7.8%
Energy	7.7%
Materials	7.3%
Utilities	1.4%
Total	100.0%

At June 30, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	21.8%
British Pound Sterling	21.5%
Japanese Yen	17.1%
U.S. Dollar	14.2%
Canadian Dollar	8.5%
Swiss Franc	6.5%
Swedish Krona	5.3%
Hong Kong Dollar	3.3%
Australian Dollar	1.8%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	45

Institutional International Developed Plus Fund

The Institutional International Developed Plus Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair Institutional International Developed Plus Fund (Institutional Class shares) posted a 0.96% decrease, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), decreased 2.77%.

Outperformance versus the Index was driven by a combination of allocation and stock selection effects. More specifically, the Fund’s underweight allocation to Utilities, coupled with above average stock selection within the Financials and Consumer Staples sectors, boosted relative returns. Within the Financials sector, Japan-based M&A Capital Partners Co., Ltd. outperformed. M&A Capital Partners is a high-quality, small-cap growth company in Japan that provides merger and acquisition advisory services to small and medium sized enterprises (“SMEs”). The company’s addressable market is significant; industry fragmentation coupled with aging demographics has resulted in succession challenges for many businesses. M&A Capital Partners has a strong track record of growth, generated in part by its industry expertise in dispensing pharmacies, combined with its success in attracting new consultants, thereby expanding internal capacity. Within the Consumer Staples sector, Shiseido Co., Ltd. was a strong contributor. Shiseido is the largest cosmetics company in Japan and fifth largest in the world. We expect a continued rebound in Shiseido’s earnings growth after a ten year period of operational underperformance and market share loss. New management has reformed the organizational structure to place more responsibility in the hands of local managers, improved strategy execution, accelerated product development, and concentrated Shiseido’s investment on prestige brands. Shiseido experienced robust sales growth in the first quarter of 2018, which was mainly driven by rapid growth in high-priced cosmetics and successful new product launches.

Partially offsetting these positive effects was negative stock selection within the Materials and Utilities sectors. Within Materials, Norsk Hydro ASA, the Norwegian integrated aluminum producer, detracted from the Fund’s performance. Flooding at the company’s Alunorte facility in Brazil weighed on the share price amid investor concerns that the resulting production disruption would meaningfully impact 2018 earnings. We liquidated the position as a result. Within the Utilities sector, Veolia Environnement S.A., the France-based waste management and water treatment company, detracted from performance. Veolia’s shares were negatively affected by expectations of rising interest rates and disappointing earnings results at competitor Suez Environnement. Veolia continues to see strong trends in organic growth driven by new contract wins and accelerating contributions from new businesses (e.g. toxic waste, recycling and energy management), which now account for 30% of total revenue.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

46	Semiannual Report	June 30, 2018

Institutional International Developed Plus Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018
	Year to Date	1 Year	3 Year	5 Year	10 Year
Institutional International Developed Plus Fund	(0.96)%	9.65%	5.49%	6.99%	2.36%
MSCI World Ex-U.S. Index (net)	(2.77)	7.04	4.87	6.23	2.63

During the first quarter of 2018, the Fund received a litigation settlement that positively impacted the Fund’s performance. This was a one-time event that is not likely to be repeated. With the passage of time the impact of this settlement on the Fund’s performance is likely to diminish.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	47

Institutional International Developed Plus Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe—30.8%
	France—7.1%
	Capgemini SE (IT services)	4,012	$538
	Legrand S.A. (Electrical equipment)	3,653	268
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	842	279
	Veolia Environnement S.A. (Multi-utilities)	11,752	251
			1,336
	Germany—7.2%
	Covestro AG (Chemicals)	3,456	307
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	10,659	271
	MTU Aero Engines AG (Aerospace & defense)	3,057	585
*	QIAGEN N.V. (Life sciences tools & services)†	5,525	200
			1,363
	Ireland—1.9%
	Kerry Group plc Class “A” (Food products)	3,478	364
	Netherlands—3.1%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	16,671	578
	Sweden—5.2%
	Atlas Copco AB Class “A” (Machinery)	15,158	439
	Boliden AB (Metals & mining)	10,588	342
*	Epiroc AB Class “A” (Machinery)	18,863	198
			979
	Switzerland—6.3%
	Geberit AG (Building products)	666	285
	Partners Group Holding AG (Capital markets)	533	390
	Straumann Holding AG (Health care equipment & supplies)	446	338
	Tecan Group AG (Life sciences tools & services)	685	166
			1,179

	United Kingdom—23.5%
	AstraZeneca plc (Pharmaceuticals)	5,901	408
	Compass Group plc (Hotels, restaurants & leisure)	30,638	653
	Diageo plc (Beverages)	17,155	616
	Halma plc (Electronic equipment, instruments & components)	21,690	391
	Legal & General Group plc (Insurance)	73,355	257
*	Metro Bank plc (Banks)	4,269	182
	Prudential plc (Insurance)	18,598	424
	RELX plc (Professional services)	16,223	346
	Rio Tinto plc (Metals & mining)	3,653	201
	Schroders plc (Capital markets)	10,549	438
	Unilever N.V. (Personal products)	9,316	519
			4,435

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—16.5%
	Asahi Group Holdings, Ltd. (Beverages)	6,500	$334
	Daikin Industries, Ltd. (Building products)	3,506	419
	Harmonic Drive Systems, Inc. (Machinery)	2,800	118
	Keyence Corporation (Electronic equipment, instruments & components)	500	282
*	M&A Capital Partners Co., Ltd. (Capital markets)	1,969	175
	Nihon M&A Center, Inc. (Professional services)	7,800	226
	Nitori Holdings Co., Ltd. (Specialty retail)	2,000	311
	Omron Corporation (Electronic equipment, instruments & components)	4,900	228
	ORIX Corporation (Diversified financial services)	19,112	301
	Seria Co., Ltd. (Multiline retail)	6,500	312
	Shimadzu Corporation (Electronic equipment, instruments & components)	5,600	169
	Shiseido Co., Ltd. (Personal products)	2,900	230
			3,105

	Canada—13.4%
	Canadian National Railway Co. (Road & rail)†	5,580	456
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)	12,161	439
	Canadian Natural Resources, Ltd. (Oil, gas & consumable fuels)†	1,684	61
	Enerplus Corporation (Oil, gas consumable fuels)	24,867	314
	First Quantum Minerals, Ltd. (Metals & mining)	10,663	157
	Lundin Mining Corporation (Metals & mining)	57,694	321
	Magna International, Inc. (Auto components)	5,205	303
	The Toronto-Dominion Bank (Banks)†	8,046	465
			2,516

	Emerging Asia—6.3%
	China—2.9%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	2,156	400
	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	3,736	144
			544
	India—1.3%
	HDFC Bank, Ltd.—ADR (Banks)	2,460	258
	Taiwan—2.1%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	10,701	391

See accompanying Notes to Financial Statements.

48	Semiannual Report	June 30, 2018

Institutional International Developed Plus Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Asia—4.9%
Australia—1.7%
CSL, Ltd. (Biotechnology)	2,264	$322
Hong Kong—3.2%
AIA Group, Ltd. (Insurance)	69,071	602

Emerging Latin America—1.1%
Peru—1.1%
Credicorp, Ltd. (Banks)†	950	214
Total Common Stocks—96.5% (cost $15,017)		18,186

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $624, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$624	624
Total Repurchase Agreement—3.3% (cost $624)		624
Total Investments—99.8% (cost $15,641)		18,810
Cash and other assets, less liabilities—0.2%		44
Net assets—100.0%		$18,854

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	20.3%
Industrials	18.4%
Information Technology	14.7%
Consumer Staples	11.3%
Consumer Discretionary	11.0%
Health Care	7.9%
Energy	7.7%
Materials	7.3%
Utilities	1.4%
Total	100.0%

At June 30, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	21.8%
British Pound Sterling	21.5%
Japanese Yen	17.1%
U.S. Dollar	14.2%
Canadian Dollar	8.4%
Swiss Franc	6.5%
Swedish Krona	5.4%
Hong Kong Dollar	3.3%
Australian Dollar	1.8%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	49

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Growth Fund (Class N shares) posted a 1.78% decrease, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 3.65%.

Outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Consumer Staples and Financials sectors were the largest sources of relative return. Within the Consumer Staples sector, Japanese cosmetics holding Shiseido Co., Ltd. boosted the Fund’s relative performance. Shiseido is the largest cosmetics company in Japan and fifth largest in the world. We expect a continued rebound in Shiseido’s earnings growth after a ten year period of operational underperformance and market share loss. New management has reformed the organizational structure to place more responsibility in the hands of local managers, improved strategy execution, accelerated product development, and concentrated Shiseido’s investment on prestige brands. Shiseido experienced robust sales growth in the first quarter of 2018, which was mainly driven by rapid growth in high-priced cosmetics and successful new product launches. Within Financials, Switzerland-based asset manager Partners Group Holding AG bolstered the Fund’s performance. Partners Group manages approximately $78 billion in assets for over 1,000 institutional investors globally, investing in private equity, private real estate, private infrastructure and private debt. Partners Group has benefitted from strong structural demand and continues to stand out for its global footprint (in terms of its distribution, investments, and client base), breadth of private market investment solutions, investment performance, and cash flow generation. Positive operating momentum at the company has been driven by growth in base management fees and performance fees.

Partially offsetting these positive effects was negative stock selection within the Telecommunication Services and Information Technology sectors. Within Telecommunication Services, Canadian wireless and cable company Rogers Communications detracted from performance. The company’s share price was hampered by investors’ concerns about rising competitive pressures in the wireless business. While Rogers remains a leader with high quality customers and a favorable spectrum position in Canada, we exited the position in favor of more compelling opportunities. Within the Information Technology sector, U.K. software company Micro Focus International plc’s share price weakened significantly in March after the company provided disappointing revenue guidance for 2018 due to problems integrating the recently acquired Hewlett Packard Enterprise software business, and the announcement that its CEO would resign after only six months in his position. We liquidated the position as a result of these issues.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

50	Semiannual Report	June 30, 2018

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(1.78)%	10.92%	5.03%	6.70%	3.23%
Class I	(1.64)	11.28	5.34	7.02	3.54
MSCI ACW Ex-U.S. IMI (net)	(3.65)	7.75	5.46	6.39	2.93

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	51

International Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—41.3%
	Belgium—1.1%
	KBC Group N.V. (Banks)	414,677	$31,847
	Denmark—3.3%
	Ambu A/S Class “B” (Health care equipment & supplies)	119,484	4,019
	DSV A/S (Road & rail)	414,618	33,378
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	730,758	33,754
	Orsted A/S (Electric utilities)	291,625	17,620
	Royal Unibrew A/S (Beverages)	77,677	6,173
			94,944
	Finland—0.4%
	Neste Oyj (Oil, gas & consumable fuels)	132,850	10,394
	France—13.4%
	Airbus SE (Aerospace & defense)	254,443	29,692
	Arkema S.A. (Chemicals)	234,648	27,689
	BNP Paribas S.A. (Banks)	311,370	19,260
	Capgemini SE (IT services)	220,047	29,488
	Cie Plastic Omnium S.A. (Auto components)	94,007	3,964
	Dassault Systemes S.A. (Software)	250,583	35,068
	Hermes International (Textiles, apparel & luxury goods)	28,560	17,446
	Ipsen S.A. (Pharmaceuticals)	59,954	9,377
	Kering S.A. (Textiles, apparel & luxury goods)	84,958	47,857
	Nexity S.A. (Real estate management & development)	79,001	4,987
	Orpea (Health care providers & services)	69,866	9,306
	Rubis SCA (Gas utilities)	90,847	5,663
	Teleperformance (Professional services)	53,101	9,372
	Thales S.A. (Aerospace & defense)	215,537	27,730
	Total S.A. (Oil, gas & consumable fuels)	1,032,519	62,700
	Valeo S.A. (Auto components)	291,535	15,896
	Vinci S.A. (Construction & engineering)	357,972	34,362
			389,857
	Germany—4.4%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	112,827	7,699
	KION Group AG (Machinery)	80,557	5,782
	MTU Aero Engines AG (Aerospace & defense)	140,737	26,957
	Norma Group SE (Machinery)	56,805	3,881
	Puma SE (Textiles, apparel & luxury goods)	11,670	6,818
*	QIAGEN N.V. (Life sciences tools & services)†	251,618	9,099
	Siltronic AG (Semiconductors & semiconductor equipment)	34,175	4,856
	Vonovia SE (Real estate management & development)	639,146	30,378
	Washtec AG (Machinery)	24,328	2,145
	Wirecard AG (IT services)	190,991	30,562
			128,177

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—1.5%
*	ICON plc (Life sciences tools & services)†	112,048	$14,850
	Kingspan Group plc (Building products)	253,849	12,689
	Smurfit Kappa Group plc (Containers & packaging)	428,579	17,302
			44,841
	Israel—0.3%
*	Wix.com, Ltd. (Internet software & services)†	77,381	7,761
	Italy—2.5%
	Banca Generali SpA (Capital markets)	356,954	8,860
	Brembo SpA (Auto components)	286,489	3,864
	DiaSorin SpA (Health care equipment & supplies)	22,975	2,611
	Ferrari N.V. (Automobiles)	124,102	16,775
	FinecoBank Banca Fineco SpA (Banks)	1,096,394	12,342
	Interpump Group SpA (Machinery)	154,963	4,804
	Moncler SpA (Textiles, apparel & luxury goods)	172,699	7,836
	Recordati SpA (Pharmaceuticals)	253,221	10,034
	Technogym SpA (Leisure products)	371,069	4,379
			71,505
	Luxembourg—1.2%
	Eurofins Scientific SE (Life sciences tools & services)	30,594	16,968
	Tenaris S.A. (Energy equipment & services)	1,038,841	18,959
			35,927
	Netherlands—3.5%
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	168,818	33,407
	Euronext N.V. (Capital markets)	60,398	3,827
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	1,069,388	37,112
	Wolters Kluwer N.V. (Professional services)	473,463	26,598
			100,944
	Norway—0.6%
	Norsk Hydro ASA (Metals & mining)	1,971,000	11,766
	TGS Nopec Geophysical Co. ASA (Energy equipment & services)	138,249	5,077
			16,843
	Spain—1.7%
	Amadeus IT Group S.A. (IT services)	397,928	31,290
	Bankinter S.A. (Banks)	1,762,395	17,100
			48,390

See accompanying Notes to Financial Statements.

52	Semiannual Report	June 30, 2018

International Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—3.5%
	Alfa Laval AB (Machinery)	627,288	$14,809
	Atlas Copco AB Class “A” (Machinery)	824,512	23,878
	Boliden AB (Metals & mining)	461,431	14,892
*	Epiroc AB Class “A” (Machinery)	1,327,782	13,934
	Fabege AB (Real estate management & development)	403,763	4,802
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	407,062	22,619
	Husqvarna AB Class “B” (Household durables)	414,726	3,923
	Nolato AB Class “B” (Industrial conglomerates)	54,900	4,418
			103,275
	Switzerland—3.9%
	Belimo Holding AG (Building products)	634	2,756
*	Glencore plc (Metals & mining)	4,651,674	22,085
	Logitech International S.A. (Technology hardware, storage & peripherals)	218,507	9,573
*	Lonza Group AG (Life sciences tools & services)	135,177	35,720
	Partners Group Holding AG (Capital markets)	39,782	29,083
	Straumann Holding AG (Health care equipment & supplies)	20,864	15,823
			115,040

	Emerging Asia—17.6%
	China—10.2%
	3SBio, Inc. (Biotechnology)	2,368,000	5,351
*	51job, Inc.—ADR (Professional services)	61,018	5,958
*	Alibaba Group Holding, Ltd.-ADR (Internet software & services)	304,275	56,452
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	3,115,000	17,765
*	Baozun, Inc.—ADR (Internet software & services)	101,562	5,555
*	China Mengniu Dairy Co., Ltd. (Food products)	4,904,000	16,540
	China Overseas Land & Investment, Ltd. (Real estate management & development)	4,954,000	16,260
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	4,660,000	13,993
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	217,886	9,149
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	47,182,000	35,190
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,723,000	24,936
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	833,000	10,250
	Tencent Holdings, Ltd. (Internet software & services)	1,034,200	51,933

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Tingyi Cayman Islands Holding Corporation (Food products)	4,246,000	$9,836
*	Weibo Corporation—ADR (Internet software & services)	109,645	9,732
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	676,500	7,505
			296,405
	India—2.9%
	Britannia Industries, Ltd. (Food products)	93,558	8,519
	HDFC Bank, Ltd. (Banks)	505,181	15,581
	IndusInd Bank, Ltd. (Banks)	352,178	9,969
	InterGlobe Aviation, Ltd. (Airlines)	197,308	3,142
*	MakeMyTrip, Ltd. (Internet & direct marketing retail)†	204,994	7,410
	Maruti Suzuki India, Ltd. (Automobiles)	119,424	15,374
	Motherson Sumi Systems, Ltd. (Auto components)	1,057,046	4,381
	Pidilite Industries, Ltd. (Chemicals)	282,211	4,385
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	401,923	5,145
	Yes Bank, Ltd. (Banks)	2,270,997	11,270
			85,176
	Indonesia—0.8%
	PT Bank Central Asia Tbk (Banks)	15,556,700	23,233
	South Korea—1.4%
	Hotel Shilla Co., Ltd. (Specialty retail)	55,050	6,098
*	Hugel, Inc. (Biotechnology)	7,416	3,207
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	524,213	21,959
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	53,390	10,241
			41,505
	Taiwan—2.3%
	Airtac International Group (Machinery)	294,000	4,173
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	365,000	4,335
	Hiwin Technologies Corporation (Machinery)	419,000	4,936
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,497,000	14,695
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	1,041,010	38,059
			66,198

	Japan—14.8%
	Asahi Group Holdings, Ltd. (Beverages)	631,400	32,383
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	218,300	8,242
	Daikin Industries, Ltd. (Building products)	317,300	37,922
	Hoshizaki Corporation (Machinery)	58,500	5,912

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	53

International Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
Japan Lifeline Co., Ltd. (Health care providers & services)	136,400	$3,344
Keyence Corporation (Electronic equipment, instruments & components)	63,700	35,928
Kobayashi Pharmaceutical Co., Ltd. (Personal products)	66,700	5,757
Koito Manufacturing Co., Ltd. (Auto components)	236,800	15,641
Kose Corporation (Personal products)	59,300	12,755
MinebeaMitsumi, Inc. (Machinery)	270,000	4,550
MISUMI Group, Inc. (Machinery)	374,800	10,905
Nichias Corporation (Building products)	343,000	4,289
Nihon M&A Center, Inc. (Professional services)	329,600	9,549
Nintendo Co., Ltd. (Software)	88,200	28,791
Nitori Holdings Co., Ltd. (Specialty retail)	98,200	15,278
Nomura Research Institute, Ltd. (IT services)	169,800	8,215
Otsuka Corporation (IT services)	239,000	9,356
Pola Orbis Holdings, Inc. (Personal products)	278,700	12,248
Sankyu, Inc. (Road & rail)	103,320	5,423
Shimadzu Corporation (Electronic equipment, instruments & components)	531,300	16,030
Shiseido Co., Ltd. (Personal products)	580,800	46,090
Start Today Co., Ltd. (Internet & direct marketing retail)	305,400	11,050
Taisei Corporation (Construction & engineering)	216,600	11,928
TechnoPro Holdings, Inc. (Professional services)	150,500	9,241
Terumo Corporation (Health care equipment & supplies)	497,500	28,481
TIS, Inc. (IT services)	207,100	9,517
Topcon Corporation (Electronic equipment, instruments & components)	341,600	5,848
Toray Industries, Inc. (Chemicals)	1,244,300	9,821
Tsuruha Holdings, Inc. (Food & staples retailing)	39,200	4,910
Ulvac, Inc. (Semiconductors & semiconductor equipment)	158,400	6,042
Zenkoku Hosho Co., Ltd. (Diversified financial services)	128,700	5,827
		431,273

United Kingdom—12.3%
3i Group plc (Capital markets)	1,421,982	16,835
Abcam plc (Biotechnology)	274,082	4,815
Ashtead Group plc (Trading companies & distributors)	812,349	24,191
AVEVA Group plc (Software)	141,071	4,989
Beazley plc (Insurance)	961,547	7,410
Big Yellow Group plc (Equity REIT)	468,692	5,875
Carnival plc (Hotels, restaurants & leisure)	405,853	23,197
Close Brothers Group plc (Capital markets)	188,621	3,682

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Compass Group plc (Hotels, restaurants & leisure)	1,650,812	$35,188
	Croda International plc (Chemicals)	242,293	15,307
	Dechra Pharmaceuticals plc (Pharmaceuticals)	170,225	6,230
	easyJet plc (Airlines)	220,066	4,841
	Electrocomponents plc (Electronic equipment, instruments & components)	605,614	6,038
	Experian plc (Professional services)	996,542	24,583
	Fevertree Drinks plc (Beverages)	184,516	8,226
	Greggs plc (Hotels, restaurants & leisure)	269,637	3,536
	Halma plc (Electronic equipment, instruments & components)	482,412	8,686
	Hiscox, Ltd. (Insurance)	582,077	11,682
	Intermediate Capital Group plc (Capital markets)	541,155	7,840
	Intertek Group plc (Professional services)	186,672	14,036
	Kindred Group plc (Hotels, restaurants & leisure)	552,003	6,915
	London Stock Exchange Group plc (Capital markets)	393,201	23,148
	Melrose Industries plc (Electrical equipment)	3,793,850	10,615
*	Metro Bank plc (Banks)	89,293	3,799
	Renishaw plc (Electronic equipment, instruments & components)	81,980	5,715
	Rentokil Initial plc (Commercial services & supplies)	3,070,631	14,158
	Rotork plc (Machinery)	962,285	4,238
	Segro plc (Equity REIT)	1,704,727	15,013
	Spirax-Sarco Engineering plc (Machinery)	148,866	12,766
	Synthomer plc (Chemicals)	589,591	4,086
	Victrex plc (Chemicals)	258,549	9,898
	WH Smith plc (Specialty retail)	417,880	10,999
			358,537

	Canada—5.5%
	Constellation Software, Inc. (Software)	18,804	14,583
	Dollarama, Inc. (Multiline retail)	321,222	12,452
	Finning International, Inc. (Trading companies & distributors)	163,810	4,043
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	139,784	17,452
*	Shopify, Inc. Class “A” (Internet software & services)†	145,505	21,228
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	1,112,811	45,286
	The Toronto—Dominion Bank (Banks)	780,795	45,191
			160,235

See accompanying Notes to Financial Statements.

54	Semiannual Report	June 30, 2018

International Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—4.4%
	Australia—1.6%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	853,791	$19,498
	CSL, Ltd. (Biotechnology)	194,864	27,738
			47,236
	Hong Kong—2.7%
	AIA Group, Ltd. (Insurance)	5,321,200	46,355
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	—
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	4,107,000	31,659
			78,014
	Singapore—0.1%
	Venture Corporation, Ltd. (Electronic equipment, instruments & components)	283,000	3,697

	Emerging Europe, Mid-East, Africa—1.1%
	Russia—0.3%
	Globaltrans Investment plc-GDR (Road & rail)	284,606	2,902
*	Yandex N.V. Class “A” (Internet software & services)†	177,086	6,357
			9,259
	South Africa—0.8%
	Bid Corporation, Ltd. (Food & staples retailing)	217,320	4,352
	Bidvest Group, Ltd. (Industrial conglomerates)	217,320	3,112
	Mr. Price Group, Ltd. (Specialty retail)	449,818	7,382
	RMB Holdings, Ltd. (Diversified financial services)	1,360,256	7,484
			22,330

	Emerging Latin America—0.9%
	Argentina—0.1%
	Grupo Financiero Galicia S.A.—ADR (Banks)	78,143	2,577
	Brazil—0.2%
	M Dias Branco S.A. (Food products)	335,300	3,235
	Via Varejo S.A. (Specialty retail)	632,200	3,036
			6,271
	Mexico—0.1%
	Arca Continental S.A.B. de C.V. (Beverages)	137,383	844
	Peru—0.5%
	Credicorp, Ltd. (Banks)†	67,942	15,295
	Total Common Stocks—97.9% (cost $2,377,004)		2,847,830
Issuer	Shares or Principal Amount	Value

Preferred Stock
Germany—0.3%
Fuchs Petrolub SE (Chemicals)	169,591	$8,345
Total Preferred Stock—0.3% (cost $8,420)		8,345

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $7,204, collateralized by U.S. Treasury Inflation Index Bond, 0.250%, due 1/15/25	$7,204	7,204
Total Repurchase Agreement—0.3% (cost $7,204)		7,204
Total Investments—98.5% (cost $2,392,628)		2,863,379
Cash and other assets, less liabilities—1.5%		45,050
Net assets—100.0%		$2,908,429

ADR = American Depository Receipt

GDR = Global Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. Fair Value was determined using significant unobservable inputs. This holding represents 0.00% of the Fund’s net assets at June 30, 2018.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2018.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	55

International Growth Fund

Portfolio of Investments, June 30, 2018 (unaudited)

At June 30, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	21.2%
Industrials	18.0%
Financials	15.4%
Consumer Discretionary	14.2%
Health Care	9.7%
Energy	6.3%
Consumer Staples	6.0%
Materials	5.7%
Real Estate	2.7%
Utilities	0.8%
Total	100.0%

At June 30, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	29.6%
Japanese Yen	15.1%
British Pound Sterling	13.1%
Hong Kong Dollar	10.1%
U.S. Dollar	8.0%
Canadian Dollar	4.3%
Swedish Krona	3.9%
Danish Krone	3.3%
Swiss Franc	3.3%
Indian Rupee	2.7%
Australian Dollar	1.7%
South Korean Won	1.4%
All Other Currencies	3.5%
Total	100.0%

See accompanying Notes to Financial Statements.

56	Semiannual Report	June 30, 2018

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair Institutional International Growth Fund (Institutional Class shares) posted a 1.60% decrease, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 3.65%.

Outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Consumer Staples and Financials sectors were the largest sources of relative return. Within the Consumer Staples sector, Japanese cosmetics holding Shiseido Co., Ltd. boosted the Fund’s relative performance. Shiseido is the largest cosmetics company in Japan and fifth largest in the world. We expect a continued rebound in Shiseido’s earnings growth after a ten year period of operational underperformance and market share loss. New management has reformed the organizational structure to place more responsibility in the hands of local managers, improved strategy execution, accelerated product development, and concentrated Shiseido’s investment on prestige brands. Shiseido experienced robust sales growth in the first quarter of 2018, which was mainly driven by rapid growth in high-priced cosmetics and successful new product launches. Within Financials, Switzerland-based asset manager Partners Group Holding AG bolstered the Fund’s performance. Partners Group manages approximately $78 billion in assets for over 1,000 institutional investors globally, investing in private equity, private real estate, private infrastructure and private debt. Partners Group has benefitted from strong structural demand and continues to stand out for its global footprint (in terms of its distribution, investments, and client base), breadth of private market investment solutions, investment performance, and cash flow generation. Positive operating momentum at the company has been driven by growth in base management fees and performance fees.

Partially offsetting these positive effects was negative stock selection within the Telecommunication Services and Information Technology sectors. Within Telecommunication Services, Canadian wireless and cable company Rogers Communications detracted from performance. The company’s share price was hampered by investors’ concerns about rising competitive pressures in the wireless business. While Rogers remains a leader with high quality customers and a favorable spectrum position in Canada, we exited the position in favor of more compelling opportunities. Within the Information Technology sector, U.K. software company Micro Focus International plc’s share price weakened significantly in March after the company provided disappointing revenue guidance for 2018 due to problems integrating the recently acquired Hewlett Packard Enterprise software business, and the announcement that its CEO would resign after only six months in his position. We liquidated the position as a result of these issues.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

June 30, 2018	William Blair Funds	57

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	(1.60)%	11.31%	5.46%	7.11%	3.68%
MSCI ACW Ex-U.S. IMI (net)	(3.65)	7.75	5.46	6.39	2.93

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

58	Semiannual Report	June 30, 2018

Institutional International Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—41.3%
	Belgium—1.1%
	KBC Group N.V. (Banks)	310,097	$23,816
	Denmark—3.3%
	Ambu A/S Class “B” (Health care equipment & supplies)	89,350	3,006
	DSV A/S (Road & rail)	310,074	24,961
	Novo Nordisk A/S Class “B” (Pharmaceuticals)	546,464	25,241
	Orsted A/S (Electric utilities)	218,078	13,177
	Royal Unibrew A/S (Beverages)	58,087	4,616
			71,001
	Finland—0.4%
	Neste Oyj (Oil, gas & consumable fuels)	99,345	7,773
	France—13.4%
	Airbus SE (Aerospace & defense)	190,273	22,204
	Arkema S.A. (Chemicals)	175,471	20,706
	BNP Paribas S.A. (Banks)	231,117	14,296
	Capgemini SE (IT services)	164,552	22,052
	Cie Plastic Omnium S.A. (Auto components)	70,299	2,964
	Dassault Systemes S.A. (Software)	187,387	26,224
	Hermes International (Textiles, apparel & luxury goods)	21,358	13,047
	Ipsen S.A. (Pharmaceuticals)	44,834	7,012
	Kering S.A. (Textiles, apparel & luxury goods)	63,532	35,787
	Nexity S.A. (Real estate management & development)	58,793	3,712
	Orpea (Health care providers & services)	52,246	6,959
	Rubis SCA (Gas utilities)	67,936	4,235
	Teleperformance (Professional services)	39,709	7,008
	Thales S.A. (Aerospace & defense)	161,180	20,736
	Total S.A. (Oil, gas & consumable fuels)	772,122	46,888
	Valeo S.A. (Auto components)	218,150	11,894
	Vinci S.A. (Construction & engineering)	267,693	25,696
			291,420
	Germany—4.4%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	84,372	5,757
	KION Group AG (Machinery)	60,241	4,324
	MTU Aero Engines AG (Aerospace & defense)	105,244	20,159
	Norma Group SE (Machinery)	42,479	2,902
	Puma SE (Textiles, apparel & luxury goods)	8,705	5,085
*	QIAGEN N.V. (Life sciences tools & services)†	188,161	6,804
	Siltronic AG (Semiconductors & semiconductor equipment)	25,556	3,631
	Vonovia SE (Real estate management & development)	477,956	22,717
	Washtec AG (Machinery)	18,193	1,604
	Wirecard AG (IT services)	142,824	22,855
			95,838

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—1.5%
*	ICON plc (Life sciences tools & services)†	83,790	$11,105
	Kingspan Group plc (Building products)	189,830	9,489
	Smurfit Kappa Group plc (Containers & packaging)	320,493	12,938
			33,532
	Israel—0.3%
*	Wix.com, Ltd. (Internet software & services)†	57,866	5,804
	Italy—2.5%
	Banca Generali SpA (Capital markets)	266,932	6,625
	Brembo SpA (Auto components)	214,238	2,890
	DiaSorin SpA (Health care equipment & supplies)	17,143	1,948
	Ferrari N.V. (Automobiles)	92,804	12,544
	FinecoBank Banca Fineco SpA (Banks)	819,888	9,230
	Interpump Group SpA (Machinery)	115,882	3,592
	Moncler SpA (Textiles, apparel & luxury goods)	129,145	5,860
	Recordati SpA (Pharmaceuticals)	189,359	7,503
	Technogym SpA (Leisure products)	277,487	3,275
			53,467
	Luxembourg—1.2%
	Eurofins Scientific SE (Life sciences tools & services)	22,878	12,688
	Tenaris S.A. (Energy equipment & services)	776,849	14,178
			26,866
	Netherlands—3.5%
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	126,243	24,981
	Euronext N.V. (Capital markets)	45,166	2,862
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	799,693	27,753
	Wolters Kluwer N.V. (Professional services)	354,058	19,890
			75,486
	Norway—0.6%
	Norsk Hydro ASA (Metals & mining)	1,473,922	8,798
	TGS NOPEC Geophysical Co. ASA (Energy equipment & services)	103,383	3,797
			12,595
	Spain—1.7%
	Amadeus IT Group S.A. (IT services)	297,572	23,399
	Bankinter S.A. (Banks)	1,317,926	12,788
			36,187
	Sweden—3.5%
	Alfa Laval AB (Machinery)	469,089	11,074
	Atlas Copco AB Class “A” (Machinery)	616,573	17,856
	Boliden AB (Metals & mining)	345,060	11,136
*	Epiroc AB Class “A” (Machinery)	992,921	10,420
	Fabege AB (Real estate management & development)	301,936	3,591

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	59

Institutional International Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	304,402	$16,915
	Husqvarna AB Class “B” (Household durables)	310,134	2,934
	Nolato AB Class “B” (Industrial conglomerates)	41,055	3,304
			77,230
	Switzerland—3.9%
	Belimo Holding AG (Building products)	474	2,061
*	Glencore plc (Metals & mining)	3,478,541	16,515
	Logitech International S.A. (Technology hardware, storage & peripherals)	163,400	7,159
*	Lonza Group AG (Life sciences tools & services)	101,086	26,712
	Partners Group Holding AG (Capital markets)	29,749	21,748
	Straumann Holding AG (Health care equipment & supplies)	15,602	11,832
			86,027

	Emerging Asia—17.6%
	China—10.2%
	3SBio, Inc. (Biotechnology)	1,770,500	4,001
*	51job, Inc.—ADR (Professional services)	45,630	4,455
*	Alibaba Group Holding, Ltd.-ADR (Internet software & services)	227,538	42,215
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	2,329,500	13,285
*	Baozun, Inc.—ADR (Internet software & services)	75,948	4,154
*	China Mengniu Dairy Co., Ltd. (Food products)	3,667,000	12,368
	China Overseas Land & Investment, Ltd. (Real estate management & development)	3,704,000	12,157
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	3,484,000	10,462
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	162,936	6,842
	Industrial and Commercial Bank of China, Ltd. Class “H” (Banks)	35,283,000	26,316
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,036,000	18,645
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	623,000	7,666
	Tencent Holdings, Ltd. (Internet software & services)	773,400	38,837
	Tingyi Cayman Islands Holding Corporation (Food products)	3,174,000	7,352
*	Weibo Corporation—ADR (Internet software & services)	81,993	7,278
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	506,000	5,613
			221,646

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—2.9%
	Britannia Industries, Ltd. (Food products)	69,963	$6,371
	HDFC Bank, Ltd. (Banks)	377,776	11,651
	IndusInd Bank, Ltd. (Banks)	263,360	7,455
	InterGlobe Aviation, Ltd. (Airlines)	147,548	2,349
*	MakeMyTrip, Ltd. (Internet & direct marketing retail)†	153,295	5,542
	Maruti Suzuki India, Ltd. (Automobiles)	89,306	11,497
	Motherson Sumi Systems, Ltd. (Auto components)	790,463	3,276
	Pidilite Industries, Ltd. (Chemicals)	211,039	3,279
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	300,560	3,848
	Yes Bank, Ltd. (Banks)	1,698,261	8,427
			63,695
	Indonesia—0.8%
	PT Bank Central Asia Tbk (Banks)	11,633,300	17,373
	South Korea—1.4%
	Hotel Shilla Co., Ltd. (Specialty retail)	41,166	4,560
*	Hugel, Inc. (Biotechnology)	5,546	2,398
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	392,009	16,421
	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	39,925	7,658
			31,037
	Taiwan—2.3%
	Airtac International Group (Machinery)	220,000	3,123
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	273,000	3,242
	Hiwin Technologies Corporation (Machinery)	313,000	3,688
	MediaTek, Inc. (Semiconductors & semiconductor equipment)	1,119,000	10,984
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	778,472	28,461
			49,498

	Japan—14.8%
	Asahi Group Holdings, Ltd. (Beverages)	472,200	24,218
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	163,200	6,162
	Daikin Industries, Ltd. (Building products)	237,300	28,361
	Hoshizaki Corporation (Machinery)	43,800	4,427
	Japan Lifeline Co., Ltd. (Health care providers & services)	102,000	2,501
	Keyence Corporation (Electronic equipment, instruments & components)	47,600	26,847
	Kobayashi Pharmaceutical Co., Ltd. (Personal products)	49,900	4,307
	Koito Manufacturing Co., Ltd. (Auto components)	177,100	11,698
	Kose Corporation (Personal products)	44,400	9,550

See accompanying Notes to Financial Statements.

60	Semiannual Report	June 30, 2018

Institutional International Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Japan—(continued)
MinebeaMitsumi, Inc. (Machinery)	201,900	$3,402
MISUMI Group, Inc. (Machinery)	280,300	8,155
Nichias Corporation (Building products)	256,000	3,201
Nihon M&A Center, Inc. (Professional services)	246,500	7,142
Nintendo Co., Ltd. (Software)	65,900	21,512
Nitori Holdings Co., Ltd. (Specialty retail)	73,500	11,435
Nomura Research Institute, Ltd. (IT services)	127,000	6,144
Otsuka Corporation (IT services)	178,700	6,996
Pola Orbis Holdings, Inc. (Personal products)	208,400	9,158
Sankyu, Inc. (Road & rail)	77,260	4,055
Shimadzu Corporation (Electronic equipment, instruments & components)	397,300	11,987
Shiseido Co., Ltd. (Personal products)	434,300	34,464
Start Today Co., Ltd. (Internet & direct marketing retail)	228,400	8,264
Taisei Corporation (Construction & engineering)	162,000	8,921
TechnoPro Holdings, Inc. (Professional services)	112,500	6,908
Terumo Corporation (Health care equipment & supplies)	372,000	21,296
TIS, Inc. (IT services)	154,900	7,119
Topcon Corporation (Electronic equipment, instruments & components)	255,400	4,372
Toray Industries, Inc. (Chemicals)	930,500	7,344
Tsuruha Holdings, Inc. (Food & staples retailing)	29,300	3,670
Ulvac, Inc. (Semiconductors & semiconductor equipment)	118,500	4,520
Zenkoku Hosho Co., Ltd. (Diversified financial services)	96,300	4,360
		322,496

United Kingdom—12.3%
3i Group plc (Capital markets)	1,063,364	12,589
Abcam plc (Biotechnology)	204,959	3,601
Ashtead Group plc (Trading companies & distributors)	607,478	18,090
AVEVA Group plc (Software)	105,494	3,730
Beazley plc (Insurance)	719,049	5,541
Big Yellow Group plc (Equity REIT)	350,490	4,394
Carnival plc (Hotels, restaurants & leisure)	303,499	17,346
Close Brothers Group plc (Capital markets)	141,051	2,754
Compass Group plc (Hotels, restaurants & leisure)	1,234,484	26,314
Croda International plc (Chemicals)	181,188	11,447
Dechra Pharmaceuticals plc (Pharmaceuticals)	127,295	4,659
easyJet plc (Airlines)	164,566	3,620
Electrocomponents plc (Electronic equipment, instruments & components)	452,880	4,515
Experian plc (Professional services)	745,218	18,384

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Fevertree Drinks plc (Beverages)	137,982	$6,151
	Greggs plc (Hotels, restaurants & leisure)	201,636	2,644
	Halma plc (Electronic equipment, instruments & components)	360,750	6,496
	Hiscox, Ltd. (Insurance)	435,280	8,736
	Intermediate Capital Group plc (Capital markets)	404,678	5,863
	Intertek Group plc (Professional services)	139,594	10,496
	Kindred Group plc (Hotels, restaurants & leisure)	412,790	5,171
	London Stock Exchange Group plc (Capital markets)	294,037	17,310
	Melrose Industries plc (Electrical equipment)	2,837,057	7,938
*	Metro Bank plc (Banks)	66,774	2,841
	Renishaw plc (Electronic equipment, instruments & components)	61,305	4,274
	Rentokil Initial plc (Commercial services & supplies)	2,296,230	10,587
	Rotork plc (Machinery)	719,601	3,169
	Segro plc (Equity REIT)	1,274,802	11,227
	Spirax-Sarco Engineering plc (Machinery)	111,323	9,546
	Synthomer plc (Chemicals)	440,899	3,055
	Victrex plc (Chemicals)	193,344	7,402
	WH Smith plc (Specialty retail)	312,493	8,225
			268,115

	Canada—5.5%
	Constellation Software, Inc. (Software)	14,061	10,905
	Dollarama, Inc. (Multiline retail)	240,212	9,311
	Finning International, Inc. (Trading companies & distributors)	122,498	3,024
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	104,531	13,051
*	Shopify, Inc. Class “A” (Internet software & services)†	108,809	15,874
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	832,165	33,865
	The Toronto-Dominion Bank (Banks)	583,882	33,794
			119,824

	Asia—4.4%
	Australia—1.6%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	638,468	14,581
	CSL, Ltd. (Biotechnology)	145,720	20,742
			35,323
	Hong Kong—2.7%
	AIA Group, Ltd. (Insurance)	3,979,263	34,665
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	—
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	3,071,000	23,673
			58,338

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	61

Institutional International Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Singapore—0.1%
	Venture Corporation, Ltd. (Electronic equipment, instruments & components)	211,700	$2,766

	Emerging Europe, Mid-East, Africa—1.1%
	Russia—0.3%
	Globaltrans Investment plc-GDR (Road & rail)	212,830	2,170
*	Yandex N.V. Class “A” (Internet software & services)†	127,729	4,585
			6,755
	South Africa—0.8%
	Bid Corporation, Ltd. (Food & staples retailing)	162,513	3,254
	Bidvest Group, Ltd. (Industrial conglomerates)	162,513	2,327
	Mr. Price Group, Ltd. (Specialty retail)	336,376	5,521
	RMB Holdings, Ltd. (Diversified financial services)	1,017,205	5,597
			16,699

	Emerging Latin America—0.9%
	Argentina—0.1%
	Grupo Financiero Galicia S.A.—ADR (Banks)	58,435	1,927
	Brazil—0.2%
	M Dias Branco S.A. (Food products)	250,700	2,419
	Via Varejo S.A. (Specialty retail)	472,800	2,270
			4,689
	Mexico—0.1%
	Arca Continental S.A.B. de C.V. (Beverages)	101,974	626
	Peru—0.5%
	Credicorp, Ltd. (Banks)†	50,807	11,438
	Total Common Stocks—97.9% (cost $1,790,748)		2,129,287

	Preferred Stock
	Germany—0.3%
	Fuchs Petrolub SE (Chemicals)	126,821	6,240
	Total Preferred Stock—0.3% (cost $6,374)		6,240

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $8,051, collateralized by U.S. Treasury Inflation Index Bond, 0.250%, due 1/15/25	$8,051	$8,051
Total Repurchase Agreement—0.4% (cost $8,051)		8,051
Total Investments—98.6% (cost $1,805,173)		2,143,578
Cash and other assets, less liabilities—1.4%		31,194
Net assets—100.0%		$2,174,772

ADR = American Depository Receipt

GDR = Global Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. Fair Value was determined using significant unobservable inputs. This holding represents 0.00% of the Fund’s net assets at June 30, 2018.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at June 30, 2018.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

62	Semiannual Report	June 30, 2018

Institutional International Growth Fund

Portfolio of Investments, June 30, 2018 (unaudited)

At June 30, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	21.1%
Industrials	18.1%
Financials	15.4%
Consumer Discretionary	14.2%
Health Care	9.7%
Energy	6.3%
Consumer Staples	6.0%
Materials	5.7%
Real Estate	2.7%
Utilities	0.8%
Total	100.0%

At June 30, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	29.6%
Japanese Yen	15.1%
British Pound Sterling	13.1%
Hong Kong Dollar	10.1%
U.S. Dollar	8.0%
Canadian Dollar	4.3%
Swedish Krona	3.9%
Danish Krone	3.3%
Swiss Franc	3.3%
Indian Rupee	2.7%
Australian Dollar	1.7%
South Korean Won	1.4%
All Other Currencies	3.5%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	63

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 4.26% decrease, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), decreased 2.94%.

The Fund’s six-month underperformance versus the Index was driven by a combination of allocation and stock selection effects. An underweight allocation to Real Estate, coupled with below average stock selection within the Consumer Discretionary and Energy sectors, hampered relative returns. Within the Consumer Discretionary sector, MGM China Holdings, Ltd. detracted from the Fund’s relative performance. MGM China is a leading developer, owner and operator of gaming and lodging resorts in the Greater China region. MGM China is among the most profitable major casino operators in Macau despite its relatively low market share. MGM China’s share price dropped in the later part of the six-month period along with other Macau-related names after weaker casino revenues for the month of May. Nevertheless, we believe the company will continue to benefit from its strong mass market exposure, differentiated property positioning and solid execution. Within Energy, Canada-based CES Energy Solutions Corporation, a quickly growing, asset-light oil service company, was a detractor for the first half of the year. The company reported record high revenue, however, gross margin weakness amid rising input costs drove below-consensus EBITDA performance. While the operating environment was incrementally more challenging, we believe CES remains a compelling investment.

Partially offsetting these negative effects was the Fund’s underweight allocation to Canada coupled with above average stock selection within the Consumer Staples and Materials sectors. Within Consumer Staples, beverage companies Fevertree Drinks plc and Royal Unibrew A/S bolstered the Fund’s relative returns. Fevertree produces premium mixers, including tonic water, ginger beer, cola, and lemonade. We expect that the company will experience rapid growth due to its expanding geographic presence, increased product mix, and the trend towards premium spirits. Royal Unibrew, based in Denmark, benefited from strong earnings in the fourth quarter of 2017 that exceeded estimates. We believe the company is well positioned for future growth through a combination of organic growth (via distribution expansion and a wider product range) and small acquisitions to leverage established distribution and logistics networks.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

64	Semiannual Report	June 30, 2018

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year
	to Date	1 Year	3 Year	5 Year	10 Year
Class N	(4.26)%	8.49%	7.38%	7.36%	5.21%
Class I	(4.09)	8.92	7.74	7.69	5.56
Institutional Class	(4.01)	8.96	7.81	7.83	5.73
MSCI ACW Ex-U.S. Small Cap Index (net)	(2.94)	10.57	7.94	8.98	5.77

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	65

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—33.0%
	Austria—0.5%
	Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	24,907	$2,989
	Belgium—1.0%
	Melexis N.V. (Semiconductors & semiconductor equipment)	65,032	6,020
	Denmark—1.9%
	Royal Unibrew A/S (Beverages)	134,535	10,691
	France—3.9%
	Alten S.A. (IT services)	40,087	4,121
	Nexity S.A. (Real estate management & development)	81,851	5,167
	Rubis SCA (Gas utilities)	113,483	7,074
*	Worldline S.A. (IT services)	105,851	5,985
			22,347
	Germany—4.0%
	AURELIUS Equity Opportunities SE & Co KGaA (Capital markets)	79,710	4,718
	CTS Eventim AG & Co KGaA (Media)	132,462	6,504
	GRENKE AG (Diversified financial services)	51,275	5,845
	Norma Group SE (Machinery)	90,392	6,176
			23,243
	Ireland—1.7%
	Kingspan Group plc (Building products)	86,202	4,309
	UDG Healthcare plc (Health care providers & services)	504,797	5,486
			9,795
	Israel—3.3%
	Frutarom Industries, Ltd. (Chemicals)	70,362	6,920
	Mizrahi Tefahot Bank, Ltd. (Banks)	276,958	5,096
*	Wix.com, Ltd. (Internet software & services)†	73,094	7,331
			19,347
	Italy—5.5%
	Amplifon SpA (Health care providers & services)	339,768	7,025
	Autogrill SpA (Hotels, restaurants & leisure)	255,480	3,156
	Banca IFIS SpA (Diversified financial services)	97,892	2,936
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	37,457	1,668
	Cerved Group SpA (Diversified financial services)	317,297	3,398
	DiaSorin SpA (Health care equipment & supplies)	71,958	8,178
	Gima TT SpA (Machinery)	174,344	2,863
	IMA Industria Macchine Automatiche SpA (Machinery)	27,966	2,427
			31,651
	Jersey—0.8%
	Sanne Group plc (Capital markets)	529,536	4,710

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Luxembourg—0.8%
	Stabilus S.A. (Machinery)	53,885	$4,841
	Netherlands—1.1%
	Euronext N.V. (Capital markets)	101,243	6,415
	Norway—0.7%
	TGS Nopec Geophysical Co. ASA (Energy equipment & services)	110,410	4,055
	Sweden—6.3%
	Dometic Group AB (Auto components)	575,379	5,631
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	119,796	7,413
	Indutrade AB (Trading companies & distributors)	252,038	5,999
	Loomis AB Class “B” (Commercial services & supplies)	58,425	2,024
	Nolato AB Class “B” (Industrial conglomerates)	33,468	2,693
*	Swedish Orphan Biovitrum AB (Biotechnology)	168,022	3,659
	Thule Group AB (Leisure products)	357,754	8,868
			36,287
	Switzerland—1.5%
*	Kardex AG (Machinery)	22,900	3,169
	Tecan Group AG (Life sciences tools & services)	22,011	5,341
			8,510

	United Kingdom—20.2%
	Abcam plc (Biotechnology)	451,141	7,925
	Arrow Global Group plc (Consumer finance)	710,264	2,262
	AVEVA Group plc (Software)	178,545	6,314
	Beazley plc (Insurance)	1,337,392	10,306
	Burford Capital, Ltd. (Capital markets)	344,279	6,771
	CVS Group plc (Health care providers & services)	81,959	1,227
	Dechra Pharmaceuticals plc (Pharmaceuticals)	200,477	7,337
	Diploma plc (Trading companies & distributors)	327,550	5,650
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	1,171,251	5,345
	Electrocomponents plc (Electronic equipment, instruments & components)	610,779	6,089
	Fevertree Drinks plc (Beverages)	161,241	7,188
	Halma plc (Electronic equipment, instruments & components)	226,337	4,075
	Hill & Smith Holdings plc (Metals & mining)	202,831	3,946
	Intermediate Capital Group plc (Capital markets)	377,412	5,468
	Rotork plc (Machinery)	772,253	3,401
	Scapa Group plc (Chemicals)	511,465	2,933

See accompanying Notes to Financial Statements.

66	Semiannual Report	June 30, 2018

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Spirax-Sarco Engineering plc (Machinery)	64,614	$5,541
	SSP Group plc (Hotels, restaurants & leisure)	1,006,471	8,398
	The UNITE Group plc (Real estate management & development)	598,000	6,786
	Victrex plc (Chemicals)	87,801	3,361
	Workspace Group plc (Equity REIT)	480,489	6,830
			117,153

	Japan—18.1%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	197,000	7,438
	Benefit One, Inc. (Professional services)	78,200	2,205
	en-japan, Inc. (Professional services)	122,300	6,154
	Japan Lifeline Co., Ltd. (Health care providers & services)	94,300	2,312
	Kose Corporation (Personal products)	33,200	7,141
	Maeda Corporation (Construction & engineering)	352,100	4,035
	Matsumotokiyoshi Holdings Co., Ltd. (Food & staples retailing)	133,100	5,973
	Meitec Corporation (Professional services)	63,500	3,044
	Nihon M&A Center, Inc. (Professional services)	254,300	7,368
	Nihon Unisys, Ltd. (IT services)	5,000	125
	Nissan Chemical Industries, Ltd. (Chemicals)	132,900	6,191
	PALTAC Corporation (Distributors)	125,600	7,223
	Pola Orbis Holdings, Inc. (Personal products)	83,200	3,656
	Sankyu, Inc. (Road & rail)	95,520	5,013
	Seria Co., Ltd. (Multiline retail)	51,200	2,454
	Stanley Electric Co., Ltd. (Auto components)	103,100	3,510
	TechnoPro Holdings, Inc. (Professional services)	79,100	4,857
	TIS, Inc. (IT services)	166,000	7,629
	Tokyo Century Corporation (Diversified financial services)	132,100	7,478
	Topcon Corporation (Electronic equipment, instruments & components)	280,000	4,793
	Tsuruha Holdings, Inc. (Food & staples retailing)	22,600	2,831
*	UT Group Co., Ltd. (Professional services)	88,537	3,307
			104,737

	Emerging Asia—13.7%
	Cambodia—0.5%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	2,958,000	2,679

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—4.7%
	3SBio, Inc. (Biotechnology)	1,943,000	$4,391
*	51job, Inc.—ADR (Professional services)	35,986	3,514
*	Baozun, Inc.—ADR (Internet software & services)	48,108	2,631
	China Medical System Holdings, Ltd. (Pharmaceuticals)	1,070,000	2,131
	Fuyao Glass Industry Group Co., Ltd. Class “H” (Auto components)	367,600	1,242
	Kingsoft Corporation, Ltd. (Software)	1,525,000	4,603
*	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	2,623,500	2,886
*	Noah Holdings, Ltd.—ADR (Capital markets)	60,331	3,146
	Travelsky Technology, Ltd. Class “H” (IT services)	970,000	2,816
			27,360
	India—3.6%
	Balkrishna Industries, Ltd. (Auto components)	109,411	1,665
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	1,002,368	3,302
	Cyient, Ltd. (Software)	240,700	2,694
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	169,139	2,819
	Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	223,104	4,540
	KEC International, Ltd. (Construction & engineering)	467,800	2,290
	MindTree, Ltd. (IT services)	236,315	3,401
			20,711
	South Korea—0.8%
	Hana Tour Service, Inc. (Hotels, restaurants & leisure)	33,585	2,631
*	Hugel, Inc. (Biotechnology)	5,083	2,198
			4,829
	Taiwan—3.3%
	Chailease Holding Co., Ltd. (Diversified financial services)	2,110,000	6,900
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	240,000	2,851
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	309,000	5,116
	Silicon Motion Technology Corporation— ADR (Semiconductors & semiconductor equipment)	77,962	4,123
			18,990
	Thailand—0.8%
	Tisco Financial Group PCL (Banks)	1,760,600	4,460

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	67

International Small Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—4.7%
	Australia—3.0%
	Corporate Travel Management, Ltd. (Hotels, restaurants & leisure)	87,628	$1,768
	Costa Group Holdings, Ltd. (Food products)	619,441	3,774
	DuluxGroup, Ltd. (Chemicals)	733,275	4,146
	Orora, Ltd. (Containers & packaging)	1,669,594	4,410
	SmartGroup Corporation, Ltd. (Commercial services & supplies)	80,815	698
	The Star Entertainment Group, Ltd. (Hotels, restaurants & leisure)	635,845	2,316
			17,112
	Hong Kong—1.0%
	MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	2,548,400	5,893
	New Zealand—0.7%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	390,538	3,935

	Canada—2.8%
	Reliance Worldwide Corporation, Ltd. (Building products)	730,269	2,891
	Canadian Western Bank (Banks)	169,756	4,474
	CES Energy Solutions Corporation (Energy equipment & services)	679,495	2,321
	Finning International, Inc. (Trading companies & distributors)	232,521	5,739
	Intertape Polymer Group, Inc. (Containers & packaging)	49,515	681
			16,106

	Emerging Europe, Mid-East, Africa—2.0%
	South Africa—2.0%
	AVI, Ltd. (Food products)	468,759	3,703
	Bidvest Group, Ltd. (Industrial conglomerates)	210,760	3,018
	Clicks Group, Ltd. (Food & staples retailing)	352,167	5,028
			11,749

	Emerging Latin America—1.9%
	Argentina—0.8%
*	Globant S.A. (Software)†	73,185	4,156
	Grupo Supervielle S.A.—ADR (Banks)	50,689	536
			4,692
	Brazil—1.1%
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	256,600	2,992
	Localiza Rent a Car S.A. (Road & rail)	518,985	3,178
			6,170
	Total Common Stocks—96.4% (cost $486,449)		557,477

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $21,691, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24	$21,690	$21,690
Total Repurchase Agreement—3.7% (cost $21,690)		21,690
Total Investments—100.1% (cost $508,139)		579,167
Liabilities, plus cash and other assets—(0.1)%		(670)
Net assets—100.0%		$578,497

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	19.1%
Consumer Discretionary	17.0%
Financials	15.7%
Information Technology	14.7%
Health Care	12.3%
Consumer Staples	9.0%
Materials	5.8%
Real Estate	3.4%
Energy	1.7%
Utilities	1.3%
Total	100.0%

At June 30, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

British Pound Sterling	22.8%
Japanese Yen	18.8%
Euro	18.3%
Swedish Krona	6.5%
Hong Kong Dollar	4.8%
U.S. Dollar	4.6%
Indian Rupee	3.7%
Australian Dollar	3.6%
New Taiwan Dollar	2.7%
Canadian Dollar	2.4%
Israeli Shekel	2.1%
South African Rand	2.1%
Danish Krone	1.9%
Swiss Franc	1.5%
Brazilian Real	1.1%
All Other Currencies	3.1%
Total	100.0%

See accompanying Notes to Financial Statements.

68	Semiannual Report	June 30, 2018

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone John C. Murphy

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 6.96% decrease, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”) decreased 6.66%.

Underperformance versus the Index was driven by negative stock selection within the Energy and Industrials sectors. Within Energy, YPF S.A., the Argentinean oil company, weighed on the Fund’s relative results amid broad market weakness and sharp Argentinean Peso depreciation. YPF retains a dominant position in one of the most promising shale resources outside of North America in our view. The combination of a recovery in oil prices and a move toward full liberalization of oil prices should accelerate foreign investment in this resource base and drive long-term volume growth. YPF shares trade at a considerable discount despite its dominant position in the world-class shale resource in Vaca Muerta. While macro risk remains a near-term headwind, international oil companies’ continued interest in participating in the development of Argentinian shale assets underscores the long-term opportunity for YPF shareholders. Within Industrials, KOC Holding A.S., the Turkish industrial conglomerate, dragged down sector performance. KOC maintains leading positions in Turkey’s automotive, consumer durables, energy, and finance sectors. With five of the top ten industrial companies in Turkey under its umbrella, KOC revenues account for approximately 7% of Turkey’s gross domestic product. KOC’s share price decline during the first half of 2018 was driven by the company’s decelerating growth after a strong 2017, deteriorating sentiment towards Turkey, and depreciation of the Turkish Lira. We exited the position amid these increased headwinds.

Mitigating these effects were positive contributions from the Consumer Discretionary and Health Care sectors. Consumer Discretionary results were bolstered by the stock selection within the Textile, Apparel and Luxury Goods as well as Hotels, Restaurants and Leisure industries. Shenzhou International Group Holdings, Ltd., the Chinese textile manufacturer, drove strong results as the share price advanced steadily on the back of the company’s robust operating momentum. Shenzhou’s core business is in original equipment manufacturing for sportswear and apparel brands including Nike, Adidas, Uniqlo, and Puma. We expect Shenzhou to benefit from strong volume growth prospectively, supported by capacity expansion and order share gain with key clients. We also foresee margin expansion opportunities driven by a favorable product mix shift, efficiency gains (due to automation in Ningbo, China and capacity ramp-up in Vietnam) and easing cost pressures. Within the Health Care sector, CSPC Pharmaceutical Group, Ltd., the Chinese pharmaceutical company, boosted relative returns. CSPC has evolved from manufacturing low margin bulk products to a high quality pharma company focused on branded generics. CSPC’s share price strengthened amid accelerating operating performance and improving growth outlook supported by its strong product pipeline and growth in innovative drugs, coupled with a favorable regulatory backdrop.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

June 30, 2018	William Blair Funds	69

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018
	Year					Since
	to Date	1 Year	3 Year	5 Year	10 Year	Inception
Class N(a)	(6.96)%	9.71%	4.19%	4.60%	—	3.54%
MSCI Emerging Markets Index (net)(a)	(6.66)	8.20	5.60	5.01	—	3.19
Class I	(6.76)	9.95	4.49	4.91	2.31%	—
Institutional Class	(6.76)	10.01	4.58	5.00	2.42	—
MSCI Emerging Markets Index (net)	(6.66)	8.20	5.60	5.01	2.26	—

(a)	Since inception is for the period from May 3, 2010 (Commencement of Operations) to June 30, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

70	Semiannual Report	June 30, 2018

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—74.2%
	China—38.1%
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	149,141	$27,670
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	830,000	4,377
	Autohome, Inc.—ADR (Internet software & services)	50,385	5,089
	Brilliance China Automotive Holdings, Ltd. (Automobiles)	1,996,000	3,581
	China International Travel Service Corporation, Ltd. Class “A” (Hotels, restaurants & leisure)	501,314	4,868
	China Merchants Bank Co., Ltd. Class “H” (Banks)	1,200,000	4,414
	CNOOC, Ltd. (Oil, gas & consumable fuels)	3,741,000	6,410
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	2,600,000	7,807
*	Ctrip.com International, Ltd.—ADR (Internet & direct marketing retail)	108,162	5,152
	ENN Energy Holdings, Ltd. (Gas utilities)	457,000	4,476
	Haier Electronics Group Co., Ltd. (Household durables)	2,055,000	7,011
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	154,105	6,471
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	618,860	7,062
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	58,859	6,482
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,060,000	9,707
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	647,000	7,962
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	156,000	2,893
*	TAL Education Group—ADR (Diversified consumer services)	87,634	3,225
	Tencent Holdings, Ltd. (Internet software & services)	574,300	28,839
	Tingyi Cayman Islands Holding Corporation (Food products)	2,550,000	5,907
	Yum China Holdings, Inc. (Hotels, restaurants & leisure)	171,607	6,600
			166,003
	India—16.0%
	Asian Paints, Ltd. (Chemicals)	204,952	3,782
	Bajaj Finance, Ltd. (Consumer finance)	203,916	6,857
	Britannia Industries, Ltd. (Food products)	45,062	4,103
	HDFC Bank, Ltd.—ADR (Banks)	15,302	1,607
	HDFC Bank, Ltd. (Banks)	191,556	5,908
	HDFC Standard Life Insurance Co. Ltd. (Insurance)	685,575	4,561
	Hindustan Unilever, Ltd. (Household products)	203,393	4,857

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	377,921	$10,531
	IndusInd Bank, Ltd. (Banks)	195,649	5,538
	Infosys, Ltd. (IT services)	523,062	10,054
	Maruti Suzuki India, Ltd. (Automobiles)	43,885	5,649
	MRF, Ltd. (Auto components)	5,526	6,058
			69,505
	Indonesia—3.8%
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	27,970,900	5,533
	PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	25,480,000	6,673
	PT Unilever Indonesia Tbk (Household products)	1,309,500	4,208
			16,414
	South Korea—6.1%
	LG Chem, Ltd. (Chemicals)	18,450	5,522
	LG Household & Health Care, Ltd. (Personal products)	2,517	3,154
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	429,696	18,000
			26,676
	Taiwan—6.8%
	Taiwan Semiconductor Manufacturing Co. Ltd.—ADR (Semiconductors & semiconductor equipment)	620,616	22,690
	Uni-President Enterprises Corporation (Food products)	2,714,000	6,879
			29,569
	Thailand—3.4%
	Airports of Thailand PCL (Transportation infrastructure)	3,808,100	7,239
	CP ALL PCL (Food & staples retailing)	3,340,500	7,404
			14,643

	Emerging Europe, Mid-East, Africa—11.2%
	Hungary—1.4%
	OTP Bank Nyrt (Banks)	169,976	6,137
	Russia—1.5%
*	Yandex N.V. Class “A” (Internet software & services)†	187,472	6,730
	South Africa—7.6%
	Bid Corporation, Ltd. (Food & staples retailing)	183,396	3,672
	Bidvest Group, Ltd. (Industrial conglomerates)	278,082	3,982
	Capitec Bank Holdings, Ltd. (Banks)	94,188	5,934
	FirstRand, Ltd. (Diversified financial services)	1,170,377	5,437
	Naspers, Ltd. (Media)	55,458	13,984
			33,009

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	71

Emerging Markets Leaders Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
Turkey—0.7%
KOC Holding A.S. (Industrial conglomerates)	972,014	$3,004

Emerging Latin America—11.1%
Argentina—1.0%
Grupo Financiero Galicia S.A.—ADR (Banks)	50,517	1,666
YPF S.A.—ADR (Oil, gas & consumable fuels)	186,923	2,538
		4,204
Brazil—3.3%
AMBEV S.A.—ADR (Beverages)	854,813	3,958
B3 S.A. - Brasil Bolsa Balcao (Capital markets)	787,700	4,156
Lojas Renner S.A. (Multiline retail)	278,900	2,114
Raia Drogasil S.A. (Food & staples retailing)	253,500	4,343
		14,571
Chile—0.9%
Sociedad Quimica y Minera de Chile S.A.— ADR (Chemicals)	80,492	3,868
Mexico—3.1%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	496,800	4,610
Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	1,507,600	8,865
		13,475
Peru—2.8%
Credicorp, Ltd. (Banks)†	36,543	8,226
Southern Copper Corporation (Metals & mining)	86,982	4,077
		12,303
Total Common Stocks—96.5% (cost $360,701)		420,111

Preferred Stocks
Brazil—2.2%
Itau Unibanco Holding S.A. (Banks)	625,450	6,510
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	683,000	3,029
		9,539
Total Preferred Stocks—2.2% (cost $9,254)		9,539

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $5,745, collateralized by U.S. Treasury Inflation Index Bond, 0.250%, due 1/15/25	$5,744	$5,744
Total Repurchase Agreement—1.3% (cost $5,744)		5,744
Total Investments—100.0% (cost $375,699)		435,394
Cash and other assets, less liabilities—0.0%		44
Net assets—100.0%		$435,438

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	28.4%
Financials	23.6%
Consumer Discretionary	17.9%
Consumer Staples	12.8%
Industrials	4.4%
Materials	4.0%
Health Care	3.5%
Energy	2.8%
Telecommunication Services	1.6%
Utilities	1.0%
Total	100.0%

At June 30, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	25.5%
Hong Kong Dollar	21.7%
Indian Rupee	15.8%
South African Rand	7.7%
South Korean Won	6.2%
Brazilian Real	4.7%
Yuan Renminbi	4.3%
Indonesian Rupiah	3.8%
Thai Baht	3.4%
Mexican Peso	3.2%
New Taiwan Dollar	1.6%
Hungarian Forint	1.4%
All Other Currencies	0.7%
Total	100.0%

See accompanying Notes to Financial Statements.

72	Semiannual Report	June 30, 2018

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 7.35% decrease, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI (net) (the “Index”), decreased 6.86%.

Underperformance versus the Index was driven primarily by Consumer Discretionary and Energy stock selection. Within Consumer Discretionary, automobile-related names were notable detractors. The shares of Maruti Suzuki India, Ltd., the largest passenger car manufacturer in India, weakened after a strong rally in 2017 as deteriorating investor sentiment and softer operating performance weighed on the stock. Despite weakness during the first half of 2018, we believe the outlook remains compelling for Maruti, supported by improving volumes and increasing first time buyers. The company has a significant advantage with its dealership reach and breadth of models. Within Energy, stock selection was a key detractor mainly due to the lack of exposure to top performing Index holdings. In addition, Petronet LNG, Ltd., the dominant importer of liquefied natural gas in India, weighed on relative performance. We expect India to become increasingly dependent on imports over the next few years, as domestic sources of gas cannot keep pace with demand growth. Petronet’s shares weakened during the first half of 2018 amid concerns about medium term supply/demand fundamentals and the potential for domestic gas to take share from imported liquefied natural gas.

Mitigating these negative effects was favorable stock selection within Health Care and Information Technology. Within the Health Care sector, CSPC Pharmaceutical Group, Ltd., the Chinese pharmaceutical company, boosted the Fund’s relative returns. CSPC has evolved from manufacturing low margin bulk products to a high quality pharma company focused on branded generics. CSPC’s share price strengthened amid accelerating operating performance and improving growth outlook supported by its strong pipeline and growth in innovative drugs, coupled with a favorable regulatory backdrop. Within the Information Technology sector, Taiwanese passive components manufacturer Yageo Corporation outperformed. Yageo is a beneficiary of rising demand for high-end passive components, which in turn is driven by increasing complexity in wireless communication and electronic content gains in automotive and industrial applications. Favorable industry dynamics (tight supply and strong demand in passive components) coupled with capacity expansion and recent acquisitions drove Yageo’s share price higher during the first half of the year.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

June 30, 2018	William Blair Funds	73

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(7.35)%	10.96%	5.04%	5.76%	1.87%
Class I	(7.21)	11.16	5.30	6.00	2.13
Institutional Class	(7.16)	11.31	5.39	6.14	2.29
MSCI Emerging Markets IMI (net)	(6.86)	7.90	5.19	4.93	2.52

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

74	Semiannual Report	June 30, 2018

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—79.7%
	China—33.4%
*	51job, Inc.—ADR (Professional services)	39,927	$3,898
*	Alibaba Group Holding, Ltd.—ADR (Internet software & services)	401,025	74,402
	Anhui Conch Cement Co., Ltd. Class “H” (Construction materials)	963,500	5,495
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	1,464,000	7,720
	Autohome, Inc.—ADR (Internet software & services)	62,503	6,313
*	Baozun, Inc.—ADR (Internet software & services)	86,310	4,721
*	BeiGene, Ltd.—ADR (Biotechnology)	14,624	2,248
	China International Travel Service Corporation, Ltd. Class “A” (Hotels, restaurants & leisure)	1,117,922	10,857
*	Chinasoft International, Ltd. (IT services)	3,960,000	3,079
	Chongqing Zhifei Biological Products Co., Ltd. Class “A” (Biotechnology)	430,000	2,960
	CIFI Holdings Group Co., Ltd. (Real estate management & development)	2,106,000	1,334
	CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	5,278,000	15,849
	ENN Energy Holdings, Ltd. (Gas utilities)	788,000	7,717
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	714,580	7,922
	Gree Electric Appliances, Inc. of Zhuhai Class “A” (Household durables)	595,015	4,220
	Hangzhou Hikvision Digital Technology Co., Ltd. Class “A” (Electronic equipment, instruments & components)	683,374	3,819
	Hangzhou Tigermed Consulting Co., Ltd. Class “A” (Life sciences tools & services)	342,400	3,188
	Hua Hong Semiconductor Ltd. (Semiconductors & semiconductor equipment)	943,000	3,223
	Huadong Medicine Co., Ltd. Class “A” (Health care providers & services)	435,956	3,168
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	239,143	10,042
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	463,599	5,290
	Jiangsu Yangnong Chemical Co., Ltd. Class “A” (Chemicals)	317,050	2,672
	Kingdee International Software Group Co., Ltd. (Software)	4,092,000	4,168
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	101,348	11,162
*	MMG, Ltd. (Metals & mining)	4,472,000	3,113
*	Momo, Inc.—ADR (Internet software & services)	116,850	5,083
	New Oriental Education & Technology Group, Inc.—ADR (Diversified consumer services)	55,808	5,283
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	1,737,000	15,907

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Shandong Hualu Hengsheng Chemical Co., Ltd. Class “A” (Chemicals)	988,300	$2,614
	Shanghai International Airport Co., Ltd. Class “A” (Transportation infrastructure)	627,274	5,237
	Shimao Property Holdings, Ltd. (Real estate management & development)	448,000	1,168
	Silergy Corporation (Semiconductors & semiconductor equipment)	106,000	2,576
	Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	5,474,000	8,360
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	606,000	11,240
*	TAL Education Group—ADR (Diversified consumer services)	126,257	4,646
	Tencent Holdings, Ltd. (Internet software & services)	1,337,360	67,156
*	Weibo Corporation—ADR (Internet software & services)	61,259	5,437
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	542,000	6,012
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. Class “A” (Pharmaceuticals)	223,784	3,771
	Zhejiang Supor Cookware Co., Ltd. Class “A” (Household durables)	538,428	4,173
	Zhejiang Weixing New Building Materials Co., Ltd. Class “A” (Chemicals)	947,580	2,526
			359,769
	India—16.7%
	Bajaj Finance, Ltd. (Consumer finance)	562,622	18,920
	Bajaj Finserv, Ltd. (Insurance)	60,710	5,173
*	Bharat Financial Inclusion, Ltd. (Consumer finance)	232,513	3,946
	Britannia Industries, Ltd. (Food products)	52,891	4,816
	Godrej Consumer Products, Ltd. (Personal products)	245,958	4,384
	Havells India, Ltd. (Electrical equipment)	360,186	2,856
	HDFC Bank, Ltd. (Banks)	1,098,457	33,879
	HDFC Standard Life Insurance Co. Ltd. (Insurance)	843,271	5,610
	Hindustan Unilever, Ltd. (Household products)	370,349	8,843
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	974,561	27,156
	Indiabulls Housing Finance, Ltd. (Thrifts & mortgage finance)	329,155	5,487
	IndusInd Bank, Ltd. (Banks)	684,691	19,381
	Maruti Suzuki India, Ltd. (Automobiles)	46,223	5,950
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	6,297	2,548
	Tata Consultancy Services, Ltd. (IT services)	621,932	16,748
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	218,294	2,794

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	75

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—(continued)
	Yes Bank, Ltd. (Banks)	2,306,728	$11,447
			179,938
	Indonesia—1.1%
	PT Bank Negara Indonesia Persero Tbk (Banks)	1,285,500	632
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	37,512,505	7,420
	PT United Tractors Tbk (Oil, gas & consumable fuels)	1,905,800	4,196
			12,248
	Malaysia—1.0%
	Public Bank Bhd (Banks)	1,529,700	8,849
	Top Glove Corporation Bhd (Health care equipment & supplies)	599,800	1,799
			10,648
	South Korea—10.6%
	Amorepacific Corporation (Personal products)	15,467	4,477
	Douzone Bizon Co., Ltd. (Software)	13,756	764
	Hana Financial Group, Inc. (Banks)	219,530	8,430
	Hotel Shilla Co., Ltd. (Specialty retail)	51,363	5,689
	Korea Investment Holdings Co., Ltd. (Capital markets)	68,947	5,199
	LG Household & Health Care, Ltd. (Personal products)	6,389	8,006
	Orion Corporation (Food products)	66,262	8,847
*	Samsung Biologics Co., Ltd. (Life sciences tools & services)	17,378	6,504
	Samsung Electro-Mechanics Co., Ltd. (Electronic equipment, instruments & components)	44,458	5,919
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	992,770	41,587
	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	241,336	18,525
			113,947
	Taiwan—12.7%
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	92,000	2,409
	Chailease Holding Co., Ltd. (Diversified financial services)	3,137,000	10,259
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	557,000	2,990
	E.Sun Financial Holding Co., Ltd. (Banks)	16,001,255	11,141
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	293,000	3,480
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	661,000	10,943
	Hiwin Technologies Corporation (Machinery)	753,780	8,880
*	Macronix International (Semiconductors & semiconductor equipment)	1,793,000	2,543

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Nanya Technology Corporation (Semiconductors & semiconductor equipment)	1,209,000	$3,282
	President Chain Store Corporation (Food & staples retailing)	428,000	4,850
	Silicon Motion Technology Corporation— ADR (Semiconductors & semiconductor equipment)	62,601	3,311
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	717,003	26,213
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	2,464,000	17,497
	TCI Co., Ltd. (Personal products)	192,000	2,959
	Walsin Technology Corporation (Electronic equipment, instruments & components)	392,000	5,351
	Win Semiconductors Corporation (Semiconductors & semiconductor equipment)	378,000	2,707
*	Yageo Corporation (Electronic equipment, instruments & components)	487,000	17,899
			136,714
	Thailand—2.8%
	Airports of Thailand PCL (Transportation infrastructure)	5,501,500	10,459
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	6,777,600	5,108
	CP ALL PCL (Food & staples retailing)	4,797,300	10,632
	Home Product Center PCL (Specialty retail)	8,131,500	3,293
			29,492
	Vietnam—1.4%
*	Hoa Phat Group JSC (Metals & mining)	1,999,984	3,332
	Vietjet Aviation JSC (Airlines)	421,344	2,593
	Vietnam Dairy Products JSC (Food products)	498,150	3,674
*	Vincom Retail JSC (Real estate management & development)	1,283,920	2,161
*	Vingroup JSC (Real estate management & development)	786,088	3,661
			15,421

	Emerging Europe, Mid-East, Africa—8.8%
	Greece—0.2%
	JUMBO S.A. (Specialty retail)	142,776	2,349
	Hungary—0.9%
	OTP Bank Nyrt (Banks)	261,058	9,426
	Kenya—0.5%
	Safaricom plc (Wireless telecommunication services)	19,382,454	5,620

See accompanying Notes to Financial Statements.

76	Semiannual Report	June 30, 2018

Emerging Markets Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
South Africa—5.9%
Capitec Bank Holdings, Ltd. (Banks)	86,947	$5,478
Clicks Group, Ltd. (Food & staples retailing)	433,612	6,191
FirstRand, Ltd. (Diversified financial services)	1,784,650	8,290
JSE, Ltd. (Capital markets)	197,322	2,325
Mr. Price Group, Ltd. (Specialty retail)	292,698	4,804
Naspers, Ltd. (Media)	125,264	31,585
Sanlam, Ltd. (Insurance)	984,366	5,001
		63,674
United Arab Emirates—1.3%
DP World, Ltd. (Transportation infrastructure)†	127,564	2,936
NMC Health plc (Health care providers & services)	236,507	11,132
		14,068

Emerging Latin America—7.3%
Brazil—3.0%
B3 S.A. - Brasil Bolsa Balcao (Capital markets)	1,916,000	10,110
Iochpe-Maxion S.A. (Machinery)	422,300	2,278
IRB Brasil Resseguros S.A. (Insurance)	268,900	3,355
Localiza Rent a Car S.A. (Road & rail)	1,349,120	8,260
Magazine Luiza S.A. (Multiline retail)	117,500	3,880
Via Varejo S.A. (Specialty retail)	506,500	2,432
WEG S.A. (Machinery)	579,920	2,431
		32,746
Chile—1.0%
Banco Santander Chile—ADR (Banks)	328,871	10,336
Mexico—2.4%
Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	1,221,500	7,183
Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	6,987,800	18,444
		25,627
Peru—0.9%
Credicorp, Ltd. (Banks)†	42,269	9,516
Total Common Stocks—95.8% (cost $828,904)		1,031,539

Preferred Stock
Brazil—1.0%
Itau Unibanco Holding S.A. (Banks)	980,860	10,209
Total Preferred Stock—1.0% (cost $15,310)		10,209

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $26,280, collateralized by U.S. Treasury Inflation Indexed Bond, 0.250%, due 1/15/25	$26,279	$26,279
Total Repurchase Agreement—2.4% (cost $26,279)		26,279
Total Investments—99.2% (cost $870,493)		1,068,027
Cash and other assets, less liabilities—0.8%		8,900
Net assets—100.0%		$1,076,927

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At June 30, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	35.6%
Financials	26.9%
Consumer Discretionary	11.1%
Consumer Staples	10.1%
Health Care	7.2%
Industrials	4.8%
Materials	1.9%
Real Estate	0.8%
Utilities	0.7%
Telecommunication Services	0.5%
Energy	0.4%
Total	100.0%

At June 30, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	17.3%
U.S. Dollar	16.7%
Hong Kong Dollar	15.5%
South Korean Won	10.9%
New Taiwan Dollar	10.5%
Yuan Renminbi	7.1%
South African Rand	6.1%
Brazilian Real	4.1%
Thai Baht	2.8%
Mexican Peso	2.5%
Viet Nam Dong	1.5%
Indonesian Rupiah	1.2%
British Pound Sterling	1.1%
Malaysian Ringgit	1.0%
All Other Currencies	1.7%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	77

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 9.49% decrease, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), decreased 8.45%.

Underperformance versus the Index was primarily driven by negative stock selection across most sectors. Stock selection within the Consumer Discretionary sector was particularly detrimental to performance, notably hindered by Minth Group and Via Varejo S.A. Minth Group, the Chinese auto supplier, has diverse exposure to original equipment manufacturers covering 80% of global auto production, including Nissan, Toyota, Honda, GM, Ford, and Volkswagen. Investor sentiment deteriorated on the back of the company’s disappointing fiscal year 2017 results, broad automobile weakness and concerns over trade war rhetoric. We exited the position in favor of more compelling opportunities. Via Varejo is Brazil’s largest electronics and home retailer. Despite the company’s solid operating performance, the stock weakened amid concerns about Brazil’s economic and political outlook, truck strike disruption, and currency weakness.

Partially offsetting these effects was positive stock selection within the Information Technology and Health Care sectors. Within Information Technology, Yageo Corporation, the Taiwanese passive components manufacturer, propelled the Fund’s relative results. Yageo’s share price was boosted by favorable industry dynamics (tight supply and strong demand in passive components), which allowed the company to raise prices, coupled with the positive effects of capacity expansion and recent acquisitions. Wuxi Biologics Cayman, Inc., a contract development and manufacturing organization for biological drugs in China, boosted the Fund’s returns within the Health Care sector. Wuxi’s share price accelerated amid the company’s strong operating performance and growth outlook supported by strong demand, market share gains, capacity expansion, and a strong pipeline of compounds likely to translate into significant manufacturing contracts in the future.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32 for additional information.

78	Semiannual Report	June 30, 2018

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018
	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception
Class N(a)	(9.49)%	6.22%	2.10%	7.03%	10.54%
Class I(a)	(9.34)	6.52	2.42	7.37	10.86
MSCI Emerging Markets Small Cap Index (net)(a)	(8.45)	5.64	2.55	4.32	4.75
Institutional Class(b)	(9.28)	6.63	2.51	7.46	8.29
MSCI Emerging Markets Small Cap Index (net)(b)	(8.45)	5.64	2.55	4.32	3.48

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to June 30, 2018.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to June 30, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

June 30, 2018	William Blair Funds	79

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—81.0%
	Cambodia—0.5%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	2,742,000	$2,483
	China—29.8%
	3SBio, Inc. (Biotechnology)	2,954,000	6,675
*	51job, Inc.—ADR (Professional services)	69,707	6,806
*	A-Living Services Co. Ltd. (Commercial |services & supplies)	1,005,500	1,833
	Angel Yeast Co., Ltd. (Food products)	497,185	2,669
*	Baozun, Inc.—ADR (Internet software & services)	105,135	5,751
*	China Education Group Holdings, Ltd. (Diversified consumer services)	2,014,000	3,377
	China Everbright Greentech Ltd. (Independent power & renewable electricity producers)	2,090,554	2,180
	China Lilang, Ltd. (Textiles, apparel & luxury goods)	1,243,000	1,781
	China Maple Leaf Educational Systems, Ltd. (Diversified consumer services)	2,490,000	4,471
	China Resources Cement Holdings, Ltd. (Construction materials)	2,434,000	2,449
	China Suntien Green Energy Corporation, Ltd. Class “H” (Oil, gas & consumable fuels)	7,546,000	2,175
*	Chinasoft International, Ltd. (IT services)	4,054,000	3,152
	Chongqing Zhifei Biological Products Co., Ltd. (Biotechnology)	432,810	2,980
	CIFI Holdings Group Co., Ltd. (Real estate management & development)	5,194,000	3,290
	Dali Foods Group Co., Ltd. (Food products)	4,221,500	3,248
	Fu Shou Yuan International Group, Ltd. (Diversified consumer services)	3,350,000	3,770
	Fuyao Glass Industry Group Co. Ltd. Class “H” (Auto components)	484,800	1,638
	Greentown Service Group Co., Ltd. (Commercial services & supplies)	3,218,000	2,913
	Hangzhou Tigermed Consulting Co., Ltd. (Life sciences tools & services)	293,115	2,729
*	Health and Happiness H&H International Holdings, Ltd. (Food products)	594,000	4,092
	Hua Hong Semiconductor Ltd. (Semiconductors & semiconductor equipment)	1,563,600	5,344
*	Huifu Payment Ltd. (IT services)	2,145,600	1,860
*	HUYA, Inc.—ADR (Internet software & services)	31,788	1,045
	Jiangsu Yangnong Chemical Co., Ltd. (Chemicals)	294,223	2,479
	JNBY Design, Ltd. (Textiles, apparel & luxury goods)	902,000	2,061
	Kingdee International Software Group Co., Ltd. (Software)	5,784,000	5,891
	Kingsoft Corporation, Ltd. (Software)	411,000	1,240
	KWG Property Holding, Ltd. (Real estate management & development)	1,393,500	1,741

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	China—(continued)
	Lonking Holdings, Ltd. (Machinery)	3,395,000	$1,555
*	Noah Holdings, Ltd.—ADR (Capital markets)	60,303	3,145
*	Ping An Healthcare and Technology Co. Ltd. (Health care technology)	420,900	2,680
	Shanghai Jinjiang International Hotels Development Co., Ltd. (Hotels, restaurants & leisure)	338,103	1,884
	Silergy Corporation (Semiconductors & semiconductor equipment)	112,000	2,722
	SSY Group, Ltd. (Pharmaceuticals)	3,410,000	3,776
	Tianneng Power International, Ltd. (Auto components)	1,356,000	2,105
*	Towngas China Co., Ltd. (Gas utilities)	1,474,000	1,426
	Travelsky Technology, Ltd. Class “H” (IT services)	251,000	729
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	418,000	4,637
	Xiabuxiabu Catering Management China Holdings Co. Ltd. (Hotels, restaurants & leisure)	1,991,500	4,374
	Yantai Jereh Oilfield Services Group Co., Ltd. (Energy equipment & services)	817,476	2,000
	Yihai International Holding, Ltd. (Food products)	1,290,000	2,451
	Yuzhou Properties Co., Ltd. (Real estate management & development)	5,231,000	3,074
	Zhangzhou Pientzehuang Pharmaceutical Co., Ltd. (Pharmaceuticals)	173,316	2,920
	Zhejiang Supor Cookware Co., Ltd. (Household durables)	436,272	3,381
	Zhejiang Weixing New Building Materials Co., Ltd. (Chemicals)	1,739,589	4,638
	Zhongsheng Group Holdings, Ltd. (Specialty retail)	1,222,500	3,660
			140,797
	India—17.7%
	Aarti Industries (Chemicals)	137,290	2,453
	APL Apollo Tubes, Ltd. (Metals & mining)	28,510	690
	Astral Polytechnik, Ltd. (Building products)	212,159	3,099
	Biocon, Ltd. (Biotechnology)	216,865	1,955
	Cholamandalam Investment and Finance Co., Ltd. (Consumer finance)	141,727	3,135
	Cyient, Ltd. (Software)	338,765	3,792
	Dilip Buildcon Ltd. (Construction & engineering)	139,904	1,357
	Edelweiss Financial Services, Ltd. (Capital markets)	936,812	4,059
	Endurance Technologies Ltd. (Auto components)	102,449	1,868
	Escorts, Ltd. (Machinery)	256,883	3,266
	Graphite India, Ltd. (Electrical equipment)	197,432	2,421
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	1,007,330	4,488

See accompanying Notes to Financial Statements.

80	Semiannual Report	June 30, 2018

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
India—(continued)
Hexaware Technologies, Ltd. (IT services)	479,007	$3,204
IIFL Holdings Ltd. (Capital markets)	230,711	2,251
InterGlobe Aviation, Ltd. (Airlines)	114,950	1,830
Jubilant Foodworks, Ltd. (Hotels, restaurants & leisure)	177,968	3,623
KEC International, Ltd. (Construction & engineering)	826,911	4,047
KEI Industries, Ltd. (Electrical equipment)	565,674	3,361
Minda Industries, Ltd. (Auto components)	91,489	1,689
MindTree, Ltd. (IT services)	167,818	2,415
NIIT Technologies, Ltd. (Software)	239,382	3,861
Oberoi Realty, Ltd. (Real estate management & development)	298,568	2,079
Page Industries, Ltd. (Textiles, apparel & luxury goods)	8,165	3,304
Pidilite Industries, Ltd. (Chemicals)	114,968	1,786
Radico Khaitan, Ltd. (Beverages)	761,819	4,593
Sterlite Technologies, Ltd. (Communications equipment)	482,405	1,939
Sundram Fasteners, Ltd. (Auto components)	225,051	2,053
Tata Elxsi, Ltd. (Software)	187,882	3,672
The Phoenix Mills, Ltd. (Real estate management & development)	316,114	3,052
Titan Co., Ltd. (Textiles, apparel & luxury goods)	168,120	2,152
		83,494
Indonesia—1.3%
PT Ace Hardware Indonesia Tbk (Specialty retail)	39,830,700	3,530
PT Bank Tabungan Negara Persero Tbk (Banks)	15,763,501	2,690
		6,220
Malaysia—3.9%
Dialog Group Bhd (Energy equipment & services)	3,564,200	2,722
Hartalega Holdings Bhd (Health care equipment & supplies)	2,452,300	3,639
Hong Leong Bank Bhd (Banks)	731,200	3,297
Inari Amertron Bhd (Electronic equipment, instruments & components)	4,710,400	2,626
My EG Services Bhd (IT services)	3,890,700	928
Top Glove Corporation Bhd (Health care equipment & supplies)	1,789,600	5,366
		18,578
Philippines—0.8%
Bloomberry Resorts Corporation (Hotels, restaurants & leisure)	7,463,900	1,362
Jollibee Foods Corporation (Hotels, restaurants & leisure)	439,080	2,165
		3,527

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—12.3%
	Aekyung Industrial Co., Ltd. (Household products)	7,760	$516
*	Cafe24 Corporation (Internet software & services)	19,625	3,155
	Cosmax, Inc. (Personal products)	36,678	5,347
	Dentium Co., Ltd. (Health care equipment & supplies)	45,028	3,602
	Douzone Bizon Co., Ltd. (Software)	49,011	2,724
	Fila Korea, Ltd. (Textiles, apparel & luxury goods)	135,520	4,078
	Hana Tour Service, Inc. (Hotels, restaurants & leisure)	18,072	1,416
*	Hugel, Inc. (Biotechnology)	5,752	2,487
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	42,371	3,874
	Korea Investment Holdings Co., Ltd. (Capital markets)	100,883	7,606
	LOTTE Fine Chemical Co., Ltd. (Chemicals)	36,199	2,110
	Medy-Tox, Inc. (Biotechnology)	6,820	4,689
	Modetour Network, Inc. (Hotels, restaurants & leisure)	103,575	2,526
	Orion Corporation (Food products)	49,094	6,555
	POSCO Chemtech Co., Ltd. (Construction materials)	33,764	1,330
	SKCKOLONPI, Inc. (Chemicals)	69,974	3,104
	WONIK IPS Co., Ltd. (Semiconductors & semiconductor equipment)	114,238	2,877
			57,996
	Taiwan—9.5%
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	125,000	3,273
	Chailease Holding Co., Ltd. (Diversified financial services)	1,504,000	4,919
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	811,000	4,354
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	266,000	3,159
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	437,000	7,235
	Gourmet Master Co., Ltd. (Hotels, restaurants & leisure)	128,622	1,243
*	Macronix International (Semiconductors & semiconductor equipment)	1,423,000	2,018
	TCI Co., Ltd. (Personal products)	417,000	6,426
	Voltronic Power Technology Corporation (Electrical equipment)	60,000	1,024
*	Wafer Works Corporation (Semiconductors & semiconductor equipment)	2,448,672	4,982
	Walsin Technology Corporation (Electronic equipment, instruments & components)	464,000	6,334
			44,967

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	81

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Thailand—3.5%
	Bangkok Chain Hospital PCL (Health care providers & services)	5,703,200	$2,631
	Beauty Community PCL (Specialty retail)	4,652,000	1,711
	Home Product Center PCL (Specialty retail)	8,231,900	3,334
	Indorama Ventures PCL (Chemicals)	2,901,010	4,790
	Tisco Financial Group PCL (Banks)	818,500	2,073
	TOA Paint Thailand PCL (Chemicals)	1,596,700	1,832
			16,371
	Vietnam—1.7%
*	Hoa Phat Group JSC (Metals & mining)	1,853,362	3,087
	PetroVietnam Gas JSC (Gas utilities)	559,560	2,146
	Vietjet Aviation JSC (Airlines)	423,540	2,607
			7,840

	Emerging Europe, Mid-East, Africa—7.7%
	Kenya—1.2%
	Safaricom, Ltd. (Wireless telecommunication services)	19,691,700	5,710
	Poland—1.7%
*	Dino Polska S.A. (Food & staples retailing)	205,206	5,666
	ING Bank Slaski S.A. (Banks)	47,726	2,275
			7,941
	Romania—0.8%
	Banca Transilvania S.A. (Banks)	5,965,371	3,582
	Russia—0.6%
	TCS Group Holding plc—GDR (Banks)	150,200	3,093
	South Africa—2.3%
	AVI, Ltd. (Food products)	218,554	1,726
	Clicks Group, Ltd. (Food & staples retailing)	183,907	2,626
	JSE, Ltd. (Capital markets)	265,591	3,130
	Mr Price Group, Ltd. (Specialty retail)	130,219	2,137
	Santam, Ltd. (Insurance)	56,120	1,164
			10,783
	United Arab Emirates—1.1%
	NMC Health plc (Health care providers & services)	113,233	5,329

	Emerging Latin America—7.7%
	Argentina—0.6%
	Grupo Supervielle S.A.—ADR (Banks)	251,766	2,664
	Brazil—4.3%
*	Construtora Tenda S.A. (Household durables)	239,336	1,469
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	216,600	2,526
	Iochpe-Maxion S.A. (Machinery)	401,800	2,168
	IRB Brasil Resseguros S.A. (Insurance)	171,200	2,136
	Linx S.A. (Software)	453,500	2,071
	Localiza Rent a Car S.A. (Road & rail)	584,195	3,577
	Magazine Luiza S.A. (Multiline retail)	104,300	3,444
	Tegma Gestao Logistica S.A. (Road & rail)	359,100	1,428
	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Brazil—(continued)
Via Varejo S.A. (Specialty retail)	334,800	$1,607
		20,426
Chile—0.3%
Sociedad Matriz del Banco de Chile S.A. Class “B” (Banks)	2,480,899	1,192
Mexico—2.1%
Banco del Bajio S.A. (Banks)	2,494,200	5,244
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	339,100	1,771
Grupo Cementos de Chihuahua S.A.B. de C.V. (Construction materials)	484,000	3,133
		10,148
Peru—0.4%
Cia de Minas Buenaventura SAA—ADR (Metals & mining)	140,827	1,920
Total Common Stocks—96.4% (cost $438,237)		455,061

Preferred Stocks
Brazil—1.0%
Banco ABC Brasil S.A. (Banks)	183,200	712
Metalurgica Gerdau S.A. (Metals & mining)	1,573,400	2,509
Randon Participacoes S.A. (Machinery)	977,500	1,556
		4,777
Total Preferred Stocks—1.0% (cost $7,028)		4,777

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $9,844, collateralized by U.S. Treasury Inflation Index Bond, 0.250%, due 1/15/25	$9,844	9,844
Total Repurchase Agreement—2.1% (cost $9,844)		9,844
Total Investments—99.5% (cost $455,109)		469,682
Cash and other assets, less liabilities—0.5%		2,269
Net assets—100.0%		$471,951

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

82	Semiannual Report	June 30, 2018

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, June 30, 2018 (unaudited)

At June 30, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Information Technology	20.2%
Consumer Discretionary	18.6%
Financials	13.7%
Health Care	12.2%
Industrials	10.1%
Consumer Staples	10.0%
Materials	8.3%
Real Estate	2.9%
Energy	1.5%
Utilities	1.3%
Telecommunication Services	1.2%
Total	100.0%

At June 30, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Hong Kong Dollar	21.3%
Indian Rupee	18.2%
South Korean Won	12.6%
New Taiwan Dollar	10.4%
Yuan Renminbi	5.6%
Brazilian Real	5.5%
U.S. Dollar	5.3%
Malaysian Ringgit	4.0%
Thai Baht	3.6%
South African Rand	2.3%
Mexican Peso	2.2%
Polish Zloty	1.7%
Viet Nam Dong	1.7%
Indonesian Rupiah	1.4%
Kenyan Shilling	1.2%
British Pound Sterling	1.2%
All Other Currencies	1.8%
Total	100.0%

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	83

Fixed Income Market Review and Outlook

Investment-grade bonds declined 1.62% during the first half of 2018, as interest rates rose and risk spreads widened. While the combination of rising interest rates and increasing risk spreads is not unprecedented, risk spreads increased by a magnitude that was larger than any other half-year period when interest rates rose simultaneously over the past 30 years.

The Federal Open Market Committee (“FOMC”) increased policy rates twice during the past six months, and short-term interest rates have risen in coordination with actual and perceived FOMC rate hikes. The Fed Funds futures market carried an implied probability that the FOMC will increase the federal funds rate two additional times during calendar year 2018: in September and in December.

Meanwhile, the FOMC has simultaneously reduced its balance sheet and purchased Treasury and agency mortgage-backed securities (“MBS”). Although the Fed has ended its formal quantitative easing programs, the FOMC continues to purchase agency MBS as it receives principal and interest payments from its balance sheet holdings, a practice known as “FedTrade.” The pace of purchases has slowed considerably since the FOMC began its program to reduce the size of the balance sheet. Beginning in July 2018, the FOMC will allow the balance sheet to shrink by no more than $40 billion per month, and that amount is $10 billion more than the pace of reductions during the second quarter of 2018. Recently released FOMC minutes revealed that reinvestment purchases of agency MBS are projected to fall to zero beginning in the fourth quarter of 2018.

Longer-term Treasury rates rose year-to-date, but they rose by a smaller magnitude than short-term rates rose. As a result, the yield curve flattened and several measures indicated that the yield curve was at risk of inverting (when shorter-term rates are higher than longer-term rates). The yield curve’s dynamics can be partially explained by the FOMC’s simultaneous actions of raising the federal funds rate (short-term rates rose) and purchasing Treasury and agency MBS (longer-term rates suppressed). U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed similar-maturity fixed-rate Treasury notes and bonds as market-implied inflation expectations increased year-to-date.

Agency MBS experienced negative total returns and increasing risk spreads. The best-performing segments of the market were higher-coupon 30-year pools. Segments that the FOMC targeted in “FedTrade,” such as 30-year 3.0%, 3.5%, and 4.0% pools, were among the weakest-performing segments of the MBS market year-to-date.

Corporate bonds also experienced negative total returns and increasing risk spreads year-to-date. While risk spreads widened, the most speculative areas of the market, specifically B- and CCC-rated bonds, generated gains and outperformed higher-quality securities. Corporate bonds tied to emerging markets underperformed those domiciled in domestic markets. The most distinguishable trend in the corporate bond market during the first half of 2018 was the magnitude by which longer-term corporate bonds underperformed shorter-term corporate bonds. Corporate bond curves steepened year-to-date, which may be an indication that credit market participants are demanding higher risk premiums to protect against the rising-rate regime.

We believe that the FOMC will continue to raise the federal funds rate at a measured pace over the next 12 months. The U.S. economy is growing; forecasters predict a real GDP growth rate of approximately 2.5% to 3.0% during 2018. In addition, the U.S. labor market is adding jobs and the unemployment rate is at 3.9%. Estimates of wage inflation are roughly 3.0%, while estimates of core personal consumption expenditures have been roughly 2.0%. Macroeconomic theory predicts that a robust labor market creates wage inflation, which in turn spurs broader inflation. We believe that the FOMC will raise rates so long as inflationary pressures do not deteriorate.

We believe that the FOMC’s plans to reduce the size of the Fed’s balance sheet will be executed with little disruption to the markets. We believe this is attributable, in part, to strong communication efforts, adequate advance notice, and the absence of security sales to reduce the balance sheet. However, we believe the lower-coupon agency MBS that were purchased by the Fed will underperform higher-coupon alternatives when the FOMC ends its campaign of purchasing agency MBS.

U.S. TIPS have market-implied break-even inflation rates that are at levels within the FOMC’s stated target range of 2.0% to 2.5%. We believe TIPS are an attractive alternative to fixed-rate Treasuries to mitigate the effects of rising interest rates driven by accelerating inflationary pressures.

We believe that agency mortgage-backed securities and corporate bonds remain attractive relative to Treasuries over the intermediate to long term. Corporate risk premiums are at levels near their longer-term averages, and we believe opportunities remain after risk spreads increased year-to-date. Risk premiums of higher-coupon segments of the agency MBS market remain

84	Semiannual Report	June 30, 2018

Fixed Income Market Review and Outlook

attractive. In addition, we believe Treasuries are likely to struggle as the FOMC tightens the federal funds rate and reduces the scale of its asset purchases.

We believe that higher-coupon segments (30-year MBS coupon rates of 5.0% and above) of the agency MBS market offer compelling value. These segments of the agency MBS market offer attractive spreads and a defensive duration profile. The key risk of these securities is that the underlying borrowers are in-the-money to refinance their loan. We believe this risk can be mitigated by focusing on pools comprised of borrowers that do not have the economic incentive to refinance their loans: low loan-balance pools.

We believe that there are opportunities in the corporate bond market as risk spreads increase to levels close to the Index’s longer-term average. We remain concerned about company-specific risks, including shareholder-friendly activities such as leveraged finance mergers and acquisitions, large share repurchases, and special dividends. Importantly, we do not believe the market will enter a period of excessive leveraged buyout activity.

June 30, 2018	William Blair Funds	85

Bond Fund

The Bond Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Bond Fund (Class N shares) posted a 2.28% decrease, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), decreased 1.62%.

Multiple factors detracted from the Fund’s performance relative to the Index year-to-date. The Fund experienced negative selection results within its investment-grade corporate bond holdings, as the Fund was overweight to longer-maturity corporate bonds. The Fund held positions in long-maturity bonds issued by AbbVie, Inc., Citigroup, Inc., The Goldman Sachs Group, Inc., and Bank of America Corporation that detracted from performance. The Fund’s allocation to high yield corporate bonds also detracted, as higher-quality segments of the high yield market underperformed. The Fund’s sector allocation also detracted from performance, as the Fund emphasized corporate and agency mortgage-backed securities, and fixed-rate Treasuries outperformed those sectors year-to-date.

There were a couple of factors that contributed to the Fund’s relative performance year-to-date. The Fund experienced favorable selection results from its agency mortgage-backed securities holdings, as the Fund was overweight to higher-coupon segments that performed well year-to-date. An allocation to U.S. Treasury Inflation-Protected Securities (TIPS) was also additive to performance. Finally, positions in bonds issued by AT&T, Inc., JBS, and Jaguar Land Rover Automotive plc experienced gains and contributed to results.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 84 for additional information.

86	Semiannual Report	June 30, 2018

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(2.28)%	(0.62)%	1.74%	2.54%	4.41%
Class I	(2.22)	(0.37)	1.97	2.73	4.59
Institutional Class	(2.19)	(0.29)	2.04	2.83	4.72
Bloomberg Barclays U.S. Aggregate Index	(1.62)	(0.40)	1.72	2.27	3.72

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

June 30, 2018	William Blair Funds	87

Bond Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—50.9%

U.S. Treasury Inflation Indexed Notes/Bonds—5.7%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$22,706	$29,963
U.S. Treasury—0.1%
U.S. Treasury Floating Rate Note, 3M Treasury money market yield + 0.070%, 1.979%, due 4/30/19(a)	500	500
Federal Home Loan Mortgage Corp. (FHLMC)—16.0%
#B13747, 5.000%, due 4/1/19	30	30
#G12113, 5.500%, due 5/1/21	116	118
#J02986, 6.500%, due 7/1/21	8	8
#G30255, 7.000%, due 7/1/21	1	1
#G30243, 6.000%, due 12/1/21	1	1
#G12720, 5.500%, due 6/1/22	19	20
#D95621, 6.500%, due 7/1/22	421	441
#G16026, 4.000%, due 11/1/25	6,112	6,299
#G14150, 4.500%, due 4/1/26	1,194	1,248
#J16051, 4.500%, due 7/1/26	668	695
#G02210, 7.000%, due 12/1/28	52	58
#G02183, 6.500%, due 3/1/30	13	15
#G01728, 7.500%, due 7/1/32	85	99
#C01385, 6.500%, due 8/1/32	69	78
#C01623, 5.500%, due 9/1/33	79	86
#A15039, 5.500%, due 10/1/33	2	2
#A17603, 5.500%, due 1/1/34	1,836	2,036
#G01843, 6.000%, due 6/1/35	15	17
#G03711, 6.000%, due 6/1/37	531	587
#G04126, 6.000%, due 6/1/37	1,607	1,798
#A62858, 6.500%, due 7/1/37	94	106
#G03170, 6.500%, due 8/1/37	171	190
#A66843, 6.500%, due 10/1/37	685	774
#G07837, 6.500%, due 2/1/38	2,202	2,497
#G04053, 5.500%, due 3/1/38	629	689
#A78138, 5.500%, due 6/1/38	275	305
#G04641, 6.000%, due 6/1/38	1,179	1,306
#G04466, 5.500%, due 7/1/38	12,601	13,976
#G04544, 6.000%, due 8/1/38	699	775
#A81799, 6.500%, due 9/1/38	353	393
#G06964, 5.500%, due 11/1/38	1,848	2,048
#G05723, 6.500%, due 11/1/38	1,118	1,262
#G07480, 6.000%, due 5/1/39	1,121	1,235
#G60366, 6.000%, due 10/1/39	13,679	15,185
#G05810, 5.000%, due 2/1/40	10,931	11,746
#G05875, 5.500%, due 2/1/40	499	547
#G61450, 6.000%, due 4/1/40	13,143	14,787
#C03665, 9.000%, due 4/1/41	453	522
#G06583, 5.000%, due 6/1/41	1,468	1,585
Total FHLMC Mortgage Obligations		83,565
Federal National Mortgage Association (FNMA)—29.1%
#788424, 5.500%, due 9/1/19	3	3
#900725, 6.000%, due 8/1/21	17	17
#893325, 7.000%, due 9/1/21	5	5
#949589, 5.500%, due 8/1/22	1,437	1,488

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#949592, 6.000%, due 8/1/22	$2,184	$2,281
#AC5410, 4.500%, due 10/1/24	246	256
#AL8529, 6.000%, due 11/1/24	3,342	3,495
#AC9560, 5.000%, due 1/1/25	1,005	1,029
#255956, 5.500%, due 10/1/25	11	12
#AL2853, 4.500%, due 6/1/26	5,136	5,366
#AL9730, 4.500%, due 2/1/27	1,643	1,716
#AL2134, 4.000%, due 7/1/27	244	251
#AL9857, 4.000%, due 2/1/29	10,549	10,866
#252925, 7.500%, due 12/1/29	1	1
#AD0729, 7.500%, due 12/1/30	8,124	9,309
#535977, 6.500%, due 4/1/31	6	7
#253907, 7.000%, due 7/1/31	1	1
#545339, 6.500%, due 11/1/31	34	38
#587849, 6.500%, due 11/1/31	7	8
#618547, 6.500%, due 11/1/31	4,189	4,658
#545437, 7.000%, due 2/1/32	41	46
#545759, 6.500%, due 7/1/32	348	390
#545869, 6.500%, due 7/1/32	1,121	1,261
#670385, 6.500%, due 9/1/32	563	629
#254548, 5.500%, due 12/1/32	34	37
#703391, 5.000%, due 5/1/33	129	139
#708993, 5.000%, due 6/1/33	22	24
#730131, 5.000%, due 8/1/33	48	52
#741850, 5.500%, due 9/1/33	379	414
#555800, 5.500%, due 10/1/33	38	41
#756153, 5.500%, due 11/1/33	427	467
#AL3455, 5.500%, due 11/1/33	5,331	5,915
#AL3401, 5.500%, due 2/1/34	712	789
#763798, 5.500%, due 3/1/34	68	75
#725611, 5.500%, due 6/1/34	83	90
#745563, 5.500%, due 8/1/34	502	550
#794474, 6.000%, due 10/1/34	39	43
#745092, 6.500%, due 7/1/35	269	300
#357944, 6.000%, due 9/1/35	13	15
#AD0979, 7.500%, due 10/1/35	63	72
#745349, 6.500%, due 2/1/36	217	245
#888305, 7.000%, due 3/1/36	9	10
#895637, 6.500%, due 5/1/36	60	66
#831540, 6.000%, due 6/1/36	17	18
#893318, 6.500%, due 8/1/36	10	12
#310037, 6.500%, due 10/1/36	145	162
#831926, 6.000%, due 12/1/36	530	591
#902974, 6.000%, due 12/1/36	143	157
#AB0265, 6.000%, due 2/1/37	11,206	12,603
#938440, 6.000%, due 7/1/37	74	82
#948689, 6.000%, due 8/1/37	162	179
#888703, 6.500%, due 8/1/37	3,315	3,776
#AL0904, 5.500%, due 1/1/38	105	115
#889371, 6.000%, due 1/1/38	2,466	2,777
#962058, 6.500%, due 3/1/38	1,107	1,257
#934006, 6.500%, due 9/1/38	284	322
#986856, 6.500%, due 9/1/38	122	140
#991911, 7.000%, due 11/1/38	172	196
#AL3775, 5.000%, due 1/1/39	1,475	1,596
#AD0752, 7.000%, due 1/1/39	517	589
#AA7611, 5.000%, due 5/1/39	599	643

See accompanying Notes to Financial Statements.

88	Semiannual Report	June 30, 2018

Bond Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#AA8443, 5.000%, due 6/1/39		$160	$173
#AC1619, 5.500%, due 8/1/39		374	408
#AD0315, 6.500%, due 8/1/39		1,832	2,068
#AC9569, 5.000%, due 2/1/40		1,267	1,371
#AD0761, 5.000%, due 2/1/40		206	223
#AD1594, 5.000%, due 2/1/40		213	230
#932751, 5.000%, due 4/1/40		3,042	3,292
#AD7137, 5.500%, due 7/1/40		3,720	4,127
#BM1689, 5.500%, due 8/1/40		3,130	3,433
#AH0955, 5.000%, due 12/1/40		3,863	4,168
#AH5585, 5.000%, due 2/1/41		141	152
#AI1201, 5.500%, due 4/1/41		4,658	5,068
#AL5815, 5.500%, due 4/1/41		2,808	3,117
#BM3525, 6.000%, due 4/1/41		13,245	14,954
#AI6071, 5.000%, due 6/1/41		1,339	1,449
#AI4222, 5.000%, due 7/1/41		105	114
#AL0672, 5.000%, due 7/1/41		2,332	2,522
#AL0913, 6.000%, due 7/1/41		1,415	1,567
#AL9226, 5.500%, due 12/1/41		14,959	16,605
#AL9225, 6.000%, due 1/1/42		6,970	7,854
#AK2733, 5.000%, due 2/1/42		1,548	1,675
Total FNMA Mortgage Obligations			152,262

Asset-Backed Securities—0.8%
Tesla Auto Lease Trust—144A, 2018-A, Tranche D, 3.300%, 5/20/20	Baa2	500	499
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa1	1,677	1,658
SLM Private Education Loan Trust— 144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.573%, 1/15/43, VRN	AAA	2,000	2,050
Total Asset-Backed Securities			4,207

Corporate Obligations—47.5%
Boston Properties L.P., 5.875%, due 10/15/19	A-	3,000	3,091
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB	4,000	4,285
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	4,000	4,192
UBS Group Funding Switzerland AG, 5 year USD ICE Swap + 5.497%, 6.875%, due 3/22/21, VRN	BBB-	2,000	2,054
JBS USA LUX SA / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB-	3,000	3,045
O’Reilly Automotive, Inc., 4.625%, due 9/15/21	Baa1	2,943	3,042
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BBB-	2,760	2,928
Masco Corporation, 5.950%, due 3/15/22	BBB	4,050	4,336

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Discover Financial Services, 5.200%, due 4/27/22	BBB+	$3,000	$3,132
Triumph Group, Inc., 5.250%, due 6/1/22	B-	2,500	2,419
Embraer S.A., 5.150%, due 6/15/22	BBB	3,400	3,504
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa1	4,900	5,016
Navient Corporation, 5.500%, due 1/25/23	BB	2,000	1,973
Jaguar Land Rover Automotive plc- 144A, 5.625%, due 2/1/23	BB+	3,225	3,281
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	3,875	3,812
Itau Unibanco Holding S.A.—144A, 5.125%, due 5/13/23	Ba3	2,500	2,481
Wells Fargo & Co., 4.480%, due 1/16/24	A	5,000	5,106
Lennar Corporation, 4.500%, due 4/30/24	BB+	2,450	2,367
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB+	2,500	2,419
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,500	2,451
Iron Mountain, Inc., 5.750%, due 8/15/24	B	575	565
Synchrony Financial, 4.250%, due 8/15/24	BBB-	5,000	4,908
SBA Communications Corporation, 4.875%, due 9/1/24	B+	3,000	2,877
HSBC Holdings plc, 5 year USD ICE Swap + 3.705%, 6.375%, due 9/17/24, VRN	BBB	5,000	4,958
JPMorgan Chase & Co., 3M USD LIBOR + 3.330%, 6.100%, due 10/1/24, VRN	BBB	4,265	4,409
BNP Paribas S.A., 4.250%, due 10/15/24	A	4,000	3,952
Owens Corning, 4.200%, due 12/1/24	BBB	5,015	4,955
Cemex S.A.B. de C.V.—144A, 5.700%, due 1/11/25	BB	3,000	2,973
Centene Corporation, 4.750%, due 1/15/25	BB+	2,000	1,995
Penske Truck Leasing Co. L.P. / PTL Finance Corporation—144A, 3.950%, due 3/10/25	BBB+	3,800	3,761
Booz Allen Hamilton, Inc.—144A, 5.125%, due 5/1/25	B+	3,000	2,940
Simon Property Group L.P., 3.300%, due 1/15/26	A	4,500	4,322
Penske Automotive Group, Inc., 5.500%, due 5/15/26	B+	2,000	1,965
Vale Overseas, Ltd., 6.250%, due 8/10/26	BBB+	3,025	3,284
Post Holdings, Inc.—144A, 5.000%, due 8/15/26	B	3,000	2,805

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	89

Bond Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
United Rentals North America, Inc., 5.875%, due 9/15/26	BB	$2,500	$2,534
Xylem, Inc., 3.250%, due 11/1/26	BBB	1,950	1,836
Glencore Funding LLC—144A, 4.000%, due 3/27/27	BBB+	5,000	4,728
Hess Corporation, 4.300%, due 4/1/27	BBB-	5,310	5,138
The Chemours Co., 5.375%, due 5/15/27	BB-	4,000	3,880
Sirius XM Radio, Inc.—144A, 5.000%, due 8/1/27	BB	2,500	2,353
Lear Corporation, 3.800%, due 9/15/27	BBB-	3,000	2,822
L Brands, Inc., 5.250%, due 2/1/28	BB+	3,400	3,026
Motorola Solutions, Inc., 4.600%, due 2/23/28	BBB-	5,250	5,232
Anheuser-Busch InBev Worldwide, Inc., 4.000%, due 4/13/28	A-	4,600	4,599
The Kroger Co., 8.000%, due 9/15/29	Baa1	4,100	5,153
Yum! Brands, Inc., 6.875%, due 11/15/37	B+	4,000	3,960
ConocoPhillips, 6.500%, due 2/1/39	A-	4,125	5,285
Petroleos Mexicanos, 6.500%, due 6/2/41	BBB+	2,500	2,357
Express Scripts Holding Co., 6.125%, due 11/15/41	BBB+	4,200	4,732
Citigroup, Inc., 5.875%, due 1/30/42	A	4,000	4,636
Bank of America Corporation, 5.875%, due 2/7/42	A+	4,000	4,692
Morgan Stanley, 6.375%, due 7/24/42	A	3,248	3,958
Cox Communications, Inc.—144A, 4.700%, due 12/15/42	BBB+	4,300	3,779
Mexichem S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	3,500	3,238
AbbVie, Inc., 4.700%, due 5/14/45	A-	5,000	4,965
ERP Operating L.P., 4.500%, due 6/1/45	A	4,500	4,558

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
The Goldman Sachs Group, Inc., 4.750%, due 10/21/45	A	$3,500	$3,472
Apple, Inc., 4.650%, due 2/23/46	AA+	5,000	5,399
PepsiCo, Inc., 4.450%, due 4/14/46	A+	4,500	4,732
Verizon Communications, Inc., 4.125%, due 8/15/46	A-	5,000	4,306
BAT Capital Corporation—144A, 4.540%, due 8/15/47	BBB+	4,500	4,218
Brookfield Finance, Inc., 4.700%, due 9/20/47	A-	5,250	4,987
CVS Health Corporation, 5.050%, due 3/25/48	Baa1	5,000	5,108
Microsoft Corporation, 4.750%, due 11/3/55	AAA	4,500	5,130
Union Pacific Corporation, 4.800%, due 9/10/58	A-	5,300	5,506
Petrobras Global Finance BV, 6.850%, due 6/5/15	Ba2	3,325	2,806
Total Corporate Obligations			248,728
Total Investments—99.2% (cost $528,265)			519,225
Cash and other assets, less liabilities—0.8%			4,079
Net assets—100.0%			$523,304

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization-The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swap, aggregating a total of $218.

Centrally Cleared Credit Default Swaps

Reference Entity	Buy/Sell Protection	Fixed Deal Pay Rate	Payment Frequency	Maturity Date	Cleared Exchange	Notional Amount (in thousands)	Upfront Payment Received (Paid)	Value	Unrealized Appreciation (Depreciation)
CDX.IG-30	Buy	1.000%	3M	June 2023	Intercontinental Exchange	$25,000	$(434)	$(378)	$56

See accompanying Notes to Financial Statements.

90	Semiannual Report	June 30, 2018

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) posted a 1.12% decrease, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Index”), decreased 0.97%.

Multiple factors detracted from the Fund’s performance relative to the Index year-to-date. An overweight position to bonds issued by companies domiciled in emerging markets hindered results. The Fund also experienced negative selection results from its corporate bond holdings, and those effects stemmed from the Fund’s emphasis on corporate bonds with longer maturities. The Fund held positions in longer-maturity bonds issued by BNP Paribas S.A. and AbbVie, Inc. that hindered results.

There were a couple of factors that contributed to relative performance year-to-date. Interest rate positioning contributed to results, as the Fund had less duration than the Index and rates rose. The Fund’s positioning in high-coupon agency mortgage-backed securities and U.S. Treasury Inflation-Protected Securities (TIPS) were also additive.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 84 for additional information.

June 30, 2018	William Blair Funds	91

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018
	Year to Date	1 Year	3 Year	5 Year	10 Year
Class N	(1.12)%	(0.61)%	0.83%	1.41%	2.88%
Class I	(1.03)	(0.42)	1.09	1.64	3.11
Bloomberg Barclays Intermediate Government/ Credit Bond Index	(0.97)	(0.58)	1.16	1.60	3.08

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

92	Semiannual Report	June 30, 2018

Income Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—61.5%

U.S. Treasury Inflation Indexed Notes/Bonds—2.8%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$1,371	$1,810
Federal Home Loan Mortgage Corp. (FHLMC)—12.3%
#J05444, 6.000%, due 8/1/22	25	26
#E02388, 6.000%, due 9/1/22	43	45
#E02490, 6.000%, due 4/1/23	53	55
#J13022, 4.000%, due 9/1/25	246	254
#J16051, 4.500%, due 7/1/26	692	720
#A17603, 5.500%, due 1/1/34	531	589
#G01705, 5.500%, due 6/1/34	983	1,091
#A45790, 7.500%, due 5/1/35	119	132
#G04126, 6.000%, due 6/1/37	245	274
#G03201, 6.500%, due 6/1/37	141	157
#A66843, 6.500%, due 10/1/37	219	247
#G04564, 6.000%, due 12/1/37	202	224
#A81799, 6.500%, due 9/1/38	198	220
#G60366, 6.000%, due 10/1/39	1,020	1,132
#G05875, 5.500%, due 2/1/40	100	109
#G61450, 6.000%, due 4/1/40	1,000	1,125
#C03665, 9.000%, due 4/1/41	220	253
#G06583, 5.000%, due 6/1/41	1,156	1,248
Total FHLMC Mortgage Obligations		7,901
Federal National Mortgage Association (FNMA)—46.4%
#740847, 6.000%, due 10/1/18	1	1
#323501, 6.500%, due 1/1/19	1	1
#751313, 5.000%, due 3/1/19	16	16
#458147, 10.000%, due 8/15/20	2	2
#897937, 6.000%, due 8/1/21	129	133
#888555, 5.500%, due 9/1/21	736	750
#880991, 5.500%, due 1/1/22	59	61
#735574, 8.000%, due 3/1/22	50	52
#679253, 6.000%, due 10/1/22	207	226
FNR G93-19 SH, 1M LIBOR + 56.169%, 11.234%, due 4/25/23, VRN	11	13
#982885, 5.000%, due 5/1/23	239	249
#AL0955, 6.000%, due 5/1/23	142	147
#933985, 5.500%, due 8/1/23	148	154
#AL8529, 6.000%, due 11/1/24	2,848	2,979
#255956, 5.500%, due 10/1/25	34	36
#AH0971, 4.000%, due 12/1/25	370	382
#AL2853, 4.500%, due 6/1/26	561	587
#AL9730, 4.500%, due 2/1/27	887	927
#256639, 5.000%, due 2/1/27	7	8
#806458, 8.000%, due 6/1/28	81	89
#AL9857, 4.000%, due 2/1/29	7,469	7,693
#880155, 8.500%, due 7/1/29	188	210
#797846, 7.000%, due 3/1/32	51	52
#745519, 8.500%, due 5/1/32	53	60
#654674, 6.500%, due 9/1/32	49	54
#254693, 5.500%, due 4/1/33	6	6
#711736, 5.500%, due 6/1/33	77	84
#555531, 5.500%, due 6/1/33	55	60
#555591, 5.500%, due 7/1/33	9	10

Issuer	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#AL3455, 5.500%, due 11/1/33		$1,566	$1,737
#776964, 5.000%, due 4/1/34		269	290
#725424, 5.500%, due 4/1/34		59	64
#888884, 5.500%, due 12/1/35		126	137
#888703, 6.500%, due 8/1/37		700	798
#928658, 6.500%, due 9/1/37		22	24
#AL6411, 7.000%, due 12/1/37		728	816
#962058, 6.500%, due 3/1/38		358	407
#991911, 7.000%, due 11/1/38		110	125
#AC9569, 5.000%, due 2/1/40		169	183
#BM1689, 5.500%, due 8/1/40		423	464
#AL5815, 5.500%, due 4/1/41		530	588
#BM3525, 6.000%, due 4/1/41		1,175	1,327
#AL9226, 5.500%, due 12/1/41		5,011	5,563
#AL9225, 6.000%, due 1/1/42		1,917	2,160
Total FNMA Mortgage Obligations			29,725

Asset-Backed Securities—1.6%
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 1M LIBOR + 0.450%, 2.523%, 2/15/22, VRN	AAA	500	501
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.573%, 1/15/43, VRN	AAA	500	513
Total Asset-Backed Securities			1,014

Corporate Obligations—34.6%
JPMorgan Chase & Co., 3M USD LIBOR + 3.320%, 5.000%, due 7/1/19, VRN	BBB	500	503
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A+	650	665
Boston Properties L.P., 5.875%, due 10/15/19	A-	650	670
Citigroup, Inc., 2.450%, due 1/10/20	A	650	643
Branch Banking & Trust Co., 3M USD LIBOR + 0.450%, 2.798%, due 1/15/20, VRN	A1	500	502
Petroleos Mexicanos, 6.000%, due 3/5/20	BBB+	400	413
American Express Credit Corporation, 3M USD LIBOR + 0.730%, 3.049%, due 5/26/20, VRN	A2	500	504
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	600	629
Mitsubishi UFJ Financial Group, Inc., 2.950%, due 3/1/21	A1	575	569
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 4.561%, due 3/8/21, VRN	AA-	500	523
Westpac Banking Corporation, 3M USD LIBOR + 1.000%, 3.355%, due 5/13/21, VRN	AA-	500	509

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	93

Income Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Chevron Corporation, 3M USD LIBOR + 0.950%, 3.280%, due 5/16/21, VRN	Aa2	$500	$512
The Charles Schwab Corporation, 3M USD LIBOR + 0.320%, 2.649%, due 5/21/21, VRN	A	500	502
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	650	672
Apple, Inc., 1.550%, due 8/4/21	AA+	650	623
Verizon Communications, Inc., 3.500%, due 11/1/21	A-	650	653
Lloyds Banking Group plc, 3.000%, due 1/11/22	A+	500	487
Vale Overseas, Ltd., 4.375%, due 1/11/22	BBB+	400	406
Embraer S.A., 5.150%, due 6/15/22	BBB	400	412
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	400	411
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	Baa1	625	640
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	400	394
Ryder System, Inc., 3.750%, due 6/9/23	A-	500	500
Wells Fargo & Co., 4.480%, due 1/16/24	A	650	664
The Goldman Sachs Group, Inc., 4.000%, due 3/3/24	A	650	651
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	500	490
BNP Paribas S.A., 4.250%, due 10/15/24	A	650	642
AbbVie, Inc., 3.600%, due 5/14/25	A-	650	630
ERP Operating L.P., 3.375%, due 6/1/25	A	650	635
Intercontinental Exchange, Inc., 3.750%, due 12/1/25	A	650	646
Simon Property Group L.P., 3.300%, due 1/15/26	A	650	624
ConocoPhillips Co., 4.950%, due 3/15/26	A-	650	702
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	650	641
Amazon.com, Inc., 3.150%, due 8/22/27	AA-	650	624
Tencent Holdings, Ltd.—144A, 3.595%, due 1/19/28	A+	650	616
Motorola Solutions, Inc., 4.600%, due 2/23/28	BBB-	400	399
Anheuser-Busch InBev Worldwide, Inc., 4.000%, due 4/13/28	A-	650	650
Morgan Stanley, 3M USD LIBOR + 1.140%, 3.772%, due 1/24/29, VRN	A	650	627

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
The Kroger Co., 8.000%, due 9/15/29	Baa1	$500	$628
Total Corporate Obligations			22,211
Total Long-Term Investments—97.7% (cost $64,202)			62,661

Repurchase Agreement
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $690, collateralized by U.S. Treasury Note, 2.000%, due 4/30/24		690	690
Total Repurchase Agreement—1.1% (cost $690)			690

Commercial Paper
Societe Generale S.A., 1.815%, 7/2/18		600	600
Total Commercial Paper—0.9% (cost $600)			600
Total Investments—99.7% (cost $65,492)			63,951

Securities Sold, Not Yet Purchased

U.S. Government Agency—(7.6)%
Federal National Mortgage Association (FNMA)—(7.6)%
TBA, 2.500%, due 7/1/33		(5,000)	(4,860)
Total Securities Sold, Not Yet Purchased—(7.6)% (proceeds $4,834)			(4,860)
Cash and other assets, less liabilities—7.9%			5,071
Net assets—100.0%			$64,162

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2018. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

94	Semiannual Report	June 30, 2018

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Low Duration Fund (Class N shares) posted a 0.30% increase, net of fees, for the six months ended June 30, 2018. By comparison, the Fund’s benchmark, the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index, increased 0.65%.

The Fund’s interest rate exposure hindered performance year-to-date, as the Fund had some exposure to short-term rates that rose higher than the Index. Positioning within mortgage-backed securities detracted from the Fund’s performance, as the Fund held positions in higher-coupon segments of the market that underperformed the Index. The Fund held positions in floating-rate corporate and asset-backed securities that contributed to results year-to-date.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 84 for additional information.

June 30, 2018	William Blair Funds	95

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception(a)
Class N	0.30%	0.87%	0.75%	0.83%	1.01%
Class I	0.41	1.04	0.92	1.00	1.16
Institutional Class	0.44	0.97	0.96	1.05	1.27
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	0.65	0.92	0.64	0.49	0.47

(a)	Since inception is for the period from December 1, 2009 (Commencement of Operations) to June 30, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

96	Semiannual Report	June 30, 2018

Low Duration Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—47.7%

Federal Home Loan Mortgage Corp. (FHLMC)—13.7%
#E99684, 5.000%, due 10/1/18	$9	$9
#B11362, 5.500%, due 12/1/18	2	2
#B11849, 5.500%, due 1/1/19	5	5
#B13870, 4.500%, due 5/1/19	5	5
#G11604, 5.000%, due 7/1/19	5	5
#G11596, 5.500%, due 8/1/19	7	7
#B17294, 5.000%, due 11/1/19	27	27
#B19222, 4.500%, due 4/1/20	29	29
#J02537, 5.000%, due 9/1/20	14	15
#G11836, 5.500%, due 12/1/20	5	5
#G12113, 5.500%, due 5/1/21	41	42
#G12395, 6.000%, due 10/1/21	299	309
#E02322, 5.500%, due 5/1/22	17	18
#G12725, 6.000%, due 6/1/22	81	84
#G13124, 6.000%, due 12/1/22	187	194
#J06871, 5.500%, due 1/1/23	34	35
#J08450, 5.500%, due 7/1/23	26	26
#J08703, 5.500%, due 9/1/23	39	40
#C00351, 8.000%, due 7/1/24	37	40
#J11208, 5.000%, due 11/1/24	56	59
#G00363, 8.000%, due 6/1/25	54	57
#C80329, 8.000%, due 8/1/25	12	13
#G30348, 6.000%, due 7/1/27	739	808
#G04821, 8.500%, due 7/1/31	1,831	2,167
#G07837, 6.500%, due 2/1/38	1,195	1,354
#G04424, 6.000%, due 6/1/38	434	486
#G04641, 6.000%, due 6/1/38	1,383	1,532
#A81372, 6.000%, due 8/1/38	211	235
#G04687, 6.000%, due 9/1/38	58	64
#G04745, 6.000%, due 9/1/38	203	226
#A81799, 6.500%, due 9/1/38	186	207
#G06085, 6.500%, due 9/1/38	58	64
#G05723, 6.500%, due 11/1/38	1,016	1,147
#G07480, 6.000%, due 5/1/39	2,286	2,519
#G61450, 6.000%, due 4/1/40	10,000	11,251
#4122, Tranche FP, 1M LIBOR + 0.400%, 2.473%, due 10/15/42, VRN	705	706
Total FHLMC Mortgage Obligations		23,792

Federal National Mortgage Association (FNMA)—34.0%
#711991, 5.000%, due 8/1/18	1	1
#743183, 5.000%, due 10/1/18	1	1
#749596, 5.000%, due 11/1/18	6	6
#753866, 6.000%, due 12/1/18	7	7
#761246, 5.000%, due 1/1/19	10	10
#766059, 5.500%, due 2/1/19	9	9
#766276, 5.000%, due 3/1/19	28	28
#751313, 5.000%, due 3/1/19	7	7
#779363, 5.000%, due 6/1/19	3	3
#785259, 5.000%, due 8/1/19	18	19
#761530, 5.500%, due 8/1/19	28	28
#788424, 5.500%, due 9/1/19	12	12
#761489, 5.500%, due 9/1/19	12	12
#725953, 5.000%, due 10/1/19	7	7

	NRSRO	Principal
Issuer	Rating	Amount	Value

U.S. Government and U.S. Government Agency—(continued)

Federal National Mortgage Association (FNMA)—(continued)
#357865, 5.000%, due 7/1/20		$23	$23
#879607, 5.500%, due 4/1/21		16	16
#831497, 6.000%, due 4/1/21		68	70
#831525, 5.500%, due 6/1/21		20	20
#880993, 6.000%, due 1/1/22		4	4
#888982, 6.000%, due 12/1/22		84	87
#972934, 5.500%, due 2/1/23		108	111
#889670, 5.500%, due 6/1/23		24	25
#AE0011, 5.500%, due 9/1/23		28	29
#747339, 5.500%, due 10/1/23		122	131
#995395, 6.000%, due 12/1/23		72	74
#190988, 9.000%, due 6/1/24		17	18
#AL8529, 6.000%, due 11/1/24		15,563	16,276
#AL2853, 4.500%, due 6/1/26		2,003	2,093
#AL9730, 4.500%, due 2/1/27		4,665	4,873
#AL9857, 4.000%, due 2/1/29		3,956	4,075
#555933, 7.000%, due 6/1/32		481	538
#886762, 7.000%, due 9/1/36		259	303
#948637, 6.500%, due 8/1/37		271	303
#888703, 6.500%, due 8/1/37		2,615	2,979
#AL6411, 7.000%, due 12/1/37		3,183	3,570
#AD0100, 7.000%, due 12/1/38		693	786
#AD0315, 6.500%, due 8/1/39		420	474
#AE0934, 6.500%, due 10/1/39		2,194	2,487
#AL5815, 5.500%, due 4/1/41		2,649	2,941
#BM3525, 6.000%, due 4/1/41		5,172	5,839
#AL9226, 5.500%, due 12/1/41		5,609	6,227
#AL9225, 6.000%, due 1/1/42		4,182	4,713
Total FNMA Mortgage Obligations			59,235

Asset-Backed Securities—15.8%
Tesla Auto Lease Trust —144A, 2018-A, Tranche A, 2.320%, 12/20/19	Aaa	319	318
GM Financial Automobile Leasing Trust, 2017-3, Tranche A2B, 1M LIBOR + 0.240%, 2.324%, 1/21/20, VRN	Aaa	421	421
Ford Credit Auto Owner Trust, 2017-B, Tranche A2B, 1M USD LIBOR + 0.070%, 2.143%, 5/15/20, VRN	AAA	743	744
Chase Issuance Trust, 2016-A1, Tranche A, 1M LIBOR + 0.410%, 2.483%, 5/17/21, VRN	AAA	2,024	2,030
Bank of America Credit Card Trust, 2014-A1, Tranche A, 1M LIBOR + 0.380%, 2.453%, 6/15/21, VRN	AAA	2,000	2,003
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 1M LIBOR + 0.260%, 2.333%, 8/16/21, VRN	AAA	3,000	3,003

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	97

Low Duration Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	NRSRO	Principal
Issuer	Rating	Amount	Value

Asset-Backed Securities—(continued)
Capital One Multi-Asset Execution Trust, 2014-A3, Tranche A3, 1M LIBOR + 0.380%, 2.453%, 1/18/22, VRN	AAA	$1,110	$1,112
Chase Issuance Trust, 2017-A1, Tranche A, 1M LIBOR + 0.300%, 2.373%, 1/18/22, VRN	AAA	1,000	1,004
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 1M LIBOR + 0.450%, 2.523%, 2/15/22, VRN	AAA	3,212	3,221
PFS Financing Corporation—144A, 2018-A, Tranche A, 1M LIBOR + 0.400%, 2.319%, 2/15/22, VRN	AAA	1,500	1,499
Citibank Credit Card Issuance Trust, 2017-A4, Tranche A4, 1M LIBOR + 0.220%, 2.245%, 4/7/22, VRN	AAA	850	851
Verizon Owner Trust—144A, 2017-3A, Tranche A1B, 1M LIBOR + 0.270%, 2.354%, 4/20/22, VRN	AAA	3,500	3,506
Mercedes-Benz Master Owner Trust —144A, 2017-BA, Tranche A, 1M LIBOR + 0.420%, 2.493%, 5/16/22, VRN	Aaa	2,280	2,287
GMF Floorplan Owner Revolving Trust—144A, 2017-2, Tranche A2, 1M LIBOR + 0.430%, 2.503%, 7/15/22, VRN	Aaa	2,500	2,508
SLM Student Loan Trust, 2008-4, Tranche A4, 3M USD LIBOR + 1.650%, 4.010%, 7/25/22, VRN	A	746	762
SLM Private Education Loan Trust— 144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.573%, 1/15/43, VRN	AAA	2,250	2,307
Total Asset-Backed Securities			27,576

Corporate Obligations—34.7%
PNC Bank NA, 3M USD LIBOR + 0.400%, 2.719%, due 12/7/18, VRN	A+	1,000	1,002
Morgan Stanley, 3M USD LIBOR + 1.375%, 3.733%, due 2/1/19, VRN	A	2,185	2,200
USAA Capital Corporation—144A, 3M USD LIBOR + 0.230%, 2.588%, due 2/1/19, VRN	Aa1	1,500	1,502
Toyota Motor Credit Corporation, 3M USD LIBOR + 0.820%, 3.151%, due 2/19/19, VRN	AA-	1,000	1,005
American Honda Finance Corporation, 3M USD LIBOR + 0.825%, 3.154%, due 2/22/19, VRN	A+	1,616	1,624

	NRSRO	Principal
Issuer	Rating	Amount	Value

Corporate Obligations—(continued)
Apple, Inc., 3M USD LIBOR + 0.820%, 3.150%, due 2/22/19, VRN	AA+	$1,000	$1,006
PepsiCo, Inc., 3M USD LIBOR + 0.590%, 2.919%, due 2/22/19, VRN	A+	1,000	1,004
Bank of America Corporation, 3M USD LIBOR + 0.870%, 3.207%, due 4/1/19, VRN	A+	2,000	2,012
Westpac Banking Corporation, 3M USD LIBOR + 0.710%, 3.065%, due 5/13/19, VRN	AA-	1,000	1,005
QUALCOMM, Inc., 3M USD LIBOR + 0.360%, 2.691%, due 5/20/19, VRN	A1	1,000	1,010
Bank of Montreal, 3M USD LIBOR + 0.650%, 3.005%, due 7/18/19, VRN	AA-	1,000	1,005
American Express Credit Corporation, 3M USD LIBOR + 0.490%, 2.833%, due 8/15/19, VRN	A2	1,000	1,004
Shell International Finance BV, 3M USD LIBOR + 0.350%, 2.676%, due 9/12/19, VRN	Aa2	1,000	1,004
Sumitomo Mitsui Trust Bank Ltd.— 144A, 3M USD LIBOR + 0.440%, 2.766%, due 9/19/19, VRN	A1	750	751
Gilead Sciences, Inc., 3M USD LIBOR + 0.250%, 2.575%, due 9/20/19, VRN	A	1,000	1,001
Mondelez International Holdings Netherlands BV—144A, 3M USD LIBOR + 0.610%, 2.969%, due 10/28/19, VRN	A3	3,000	3,012
Daimler Finance North America LLC —144A, 3M USD LIBOR + 0.620%, 2.979%, due 10/30/19, VRN	A	1,600	1,609
United Technologies Corporation, 3M USD LIBOR + 0.350%, 2.708%, due 11/1/19, VRN	A-	1,175	1,179
Citigroup, Inc., 3M USD LIBOR + 0.790%, 3.128%, due 1/10/20, VRN	A	2,000	2,014
Branch Banking & Trust Co., 3M USD LIBOR + 0.450%, 2.798%, due 1/15/20, VRN	A1	1,700	1,707
Capital One Financial Corporation, 3M USD LIBOR + 0.760%, 3.115%, due 5/12/20, VRN	A-	2,000	2,009
Diageo Capital plc, 3M USD LIBOR + 0.240%, 2.566%, due 5/18/20, VRN	A-	1,950	1,951
Harley-Davidson Financial Services, Inc. —144A, 3M USD LIBOR + 0.500%, 2.831%, due 5/21/20, VRN	A	1,000	1,002
National Australia Bank Ltd.—144A, 3M USD LIBOR + 0.510%, 2.839%, due 5/22/20, VRN	AA-	2,000	2,005

See accompanying Notes to Financial Statements.

98	Semiannual Report	June 30, 2018

Low Duration Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	NRSRO	Principal
Issuer	Rating	Amount	Value

Corporate Obligations—(continued)
John Deere Capital Corporation, 3M USD LIBOR + 0.290%, 2.622%, due 6/22/20, VRN	A	$1,000	$1,002
Nissan Motor Acceptance Corp.— 144A, 3M USD LIBOR + 0.390%, 2.732%, due 7/13/20, VRN	A	1,250	1,252
Caterpillar Financial Services Corporation, 3M USD LIBOR + 0.290%, 2.611%, due 9/4/20, VRN	A	2,000	2,006
IBM Credit LLC, 3M USD LIBOR + 0.260%, 2.619%, due 1/20/21, VRN	A+	2,000	2,010
JPMorgan Chase & Co., 3M USD LIBOR + 1.480%, 3.780%, due 3/1/21, VRN	AA-	3,000	3,084
Wells Fargo & Co., 3M USD LIBOR + 1.340%, 3.661%, due 3/4/21, VRN	A+	3,000	3,072
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 4.561%, due 3/8/21, VRN	AA-	3,000	3,138
Bank of America Corporation, 3M USD LIBOR + 1.420%, 3.775%, due 4/19/21, VRN	A+	1,000	1,027
The Goldman Sachs Group, Inc., 3M USD LIBOR + 1.360%, 3.720%, due 4/23/21, VRN	A	1,000	1,022
PACCAR Financial Corporation, 3M USD LIBOR + 0.260%, 2.613%, due 5/10/21, VRN	A+	1,000	1,000
Westpac Banking Corporation, 3M USD LIBOR + 1.000%, 3.355%, due 5/13/21, VRN	AA-	2,000	2,035
The Charles Schwab Corporation, 3M USD LIBOR + 0.320%, 2.649%, due 5/21/21, VRN	A	1,000	1,005
The Toronto-Dominion Bank, 3M USD LIBOR + 0.430%, 2.756%, due 6/11/21, VRN	Aa2	1,000	1,000
Barclays plc, 3M USD LIBOR + 2.110%, 4.463%, due 8/10/21, VRN	A	3,000	3,115
Total Corporate Obligations			60,391
Total Long-Term Investments—98.2% (cost $173,321)			170,994

	Principal
Issuer	Amount	Value

Commercial Paper
Societe Generale S.A., 1.815%, due 7/2/18	$2,750	$2,750
Total Commercial Paper—1.6% (cost $2,750)		2,750
Total Investments—99.8% (cost $176,071)		173,744

Securities Sold, Not Yet Purchased

U.S. Government Agency Discount Note
Federal National Mortgage Association (FNMA)—(8.4)%
TBA, 2.500%, due 7/1/33	(15,000)	(14,579)
Total Securities Sold, Not Yet Purchased—(8.4)% (proceeds $14,503)		(14,579)
Cash and other assets, less liabilities—8.6%		14,977
Net assets—100.0%		$174,142

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced — TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after June 30, 2018. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	99

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thomas Clarke Brian D. Singer

The William Blair Macro Allocation Fund (Class N shares) posted a 1.60% decrease, net of fees, for the six-month period ending June 30, 2018. By comparison, the Fund’s benchmark, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”) increased 0.81%.

The first half of 2018 began with a fairly benign risk environment but then was followed by a turbulent late January and early February with increased market volatility and short-term sharp down movements in equity markets. Global equities made modest gains in the second quarter and did not revisit the year’s low point from the end of the first quarter. Within developed equities, the U.S. and European markets were strong performers. From a sector perspective, Consumer Discretionary and Information Technology led the way within the U.S. while Europe saw strong performance from Energy and Information Technology. Within emerging markets, the equity space underperformed, specifically in Argentina, Indonesia, and Turkey. The fixed income markets’ performance was in most part characterized by lackluster performance in both rates and credit. U.S. bonds struggled relative to European bonds, while credit performed similarly with U.S. investment grade and high yield (the spread component, specifically) underperforming relative to global credit. Currencies were largely influenced by a general appreciation of the U.S. dollar against most other currencies. Top performers included the Colombian peso, Mexican peso, and Norwegian krone while the Argentine peso, Turkish lira, and Brazilian real depreciated significantly.

During this six-month period, the Fund’s currency strategy positively contributed to the Fund’s performance. The currency strategy was particularly bolstered by short exposures to the euro, Thai Baht, New Zealand dollar, and Taiwan dollar. Negative contributors within the currency strategy were long exposures to the Turkish lira, Philippine peso, South African rand, and Indian rupee. The Fund’s market strategy was a detractor from the Fund’s performance in aggregate, mostly due to U.S. sector allocations and (generally) long exposures to emerging market equities such as Argentina and Brazil. Positive equity performance was driven from long exposures to UK, Italy and France equities. The contribution from fixed income was negative, driven in most part by long exposure to U.S. investment grade bonds and short exposure to high yield spreads.

Trade disputes are one of the central headwinds to the macro environment, as uncertainties rise and risk is increased by the deliberate actions of the players, even though their encompassing best interests would be better served by not escalating the situation. For these reasons, we are negative on trade-sensitive markets and have reflected this in our portfolios-we are less long of Chinese equities and the Mexican peso than fundamentals (alone) suggest, and we are more short of Canadian equities than we would be without this elevated risk. We do not, however, expect a dramatic and negative trade war as a base case-this is due to the “best interests” noted above. In this vein, the dialing down of trade threats (U.S.-China) and/or delaying their implementation have been features of political maneuvers in recent months. However, the bottom line is that this aspect of global policy is producing increased uncertainty (a headwind) that was not present in recent years.

Looking forward, it is our view that the challenge of navigating these risks continues to be among the most significant shifts in the investment landscape to have occurred in the last decade. However, we feel that our investment process, dialogue, and decision-making is well equipped to meet the challenges we now face. We remain vigilant as we assess new and relevant information to capture future investment opportunities in a timely manner, and we will continue balancing the relationship between risk taken and compensation expected.

100	Semiannual Report	June 30, 2018

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 6/30/2018

	Year				Since
	to Date	1 Year	3 Year	5 Year	Inception
Class N(a)	(1.60)%	0.63%	(1.68)%	2.00%	4.60%
Class I(a)	(1.52)	0.97	(1.40)	2.29	4.87
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(a)	0.81	1.36	0.68	0.42	0.34
Institutional Class(b)	(1.43)	1.07	(1.30)	—	1.08
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	0.81	1.36	0.68	—	0.45

(a)	Since inception is for the period from November 29, 2011 (Commencement of Operations) to June 30, 2018.

(b)	Since inception is for the period from October 21, 2013 (Commencement of Operations) to June 30, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fee (12b-1 fee). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on June 30, 2018. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of June 30, 2018.

% of net
Category	assets
Equity Exchange-Traded Funds	63.5%
Fixed Income Exchange-Traded Funds	4.2
Common Stocks	0.6
Foreign Government Bond	2.2
Repurchase Agreement	2.7
U.S. Government	25.9
Purchased Options	0.2
Cash and Other Assets, Less Liabilities	0.7
Net Assets	100.0%

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	101

Macro Allocation Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Issuer	Shares	Value

	Exchange-Traded Funds—67.7%
	Equity Exchange-Traded Funds—63.5%
	Dragon Capital - Vietnam Enterprise
	Investments, Ltd. Class “C”	2,100,900	$11,607
	Energy Select Sector SPDR Fund	188,300	14,299
	Financial Select Sector SPDR Fund	420,300	11,176
	Global X MSCI Argentina ETF	163,400	4,407
	Global X MSCI Greece ETF	2,084,800	19,034
	iShares Core MSCI Emerging Markets ETF .	470,800	24,722
	iShares Global Energy ETF	316,800	11,842
	iShares MSCI Brazil ETF	1,540,000	49,357
	iShares MSCI India ETF	1,150,000	38,283
	iShares MSCI Japan ETF	317,400	18,381
	iShares MSCI Malaysia ETF	390,100	12,163
	iShares Russell 1000 Value ETF	916,000	111,184
	SPDR S&P 500 ETF Trust	1,548,100	419,969
	Utilities Select Sector SPDR Fund	476,800	24,775
	VanEck Vectors Russia ETF	131,800	2,799
	Total Equity Exchange-Traded Funds		773,998
	Fixed Income Exchange-Traded Funds-4.2%
	iShares iBoxx $ Investment Grade Corporate Bond ETF	320,800	36,754
	SPDR Bloomberg Barclays High Yield Bond ETF	412,900	14,650
	Total Fixed Income Exchange-Traded Funds .		51,404
	Total Exchange-Traded Funds—67.7% (cost $761,376)		825,402

	Common Stocks—0.6%

	Emerging Latin America—0.6%

	Argentina—0.6%
*	Adecoagro S.A. (Food products)†	47,794	380
	Banco Macro S.A.—ADR (Banks)	6,259	368
	BBVA Banco Frances S.A.—ADR (Banks)	11,675	144
*	Cablevision Holding S.A.—GDR (Media)†§	125,367	1,308
	Cresud SACIF y A—ADR (Real estate management & development)	12,617	187
*	Empresa Distribuidora Y Comercializadora Norte—ADR (Electric utilities)	4,828	157
*	Globant S.A. (Software)†	4,718	268
	Grupo Clarin S.A. Class B,—GDR (Media)†**§	55,562	222
	Grupo Financiero Galicia S.A.—ADR (Banks)	23,429	773
	Grupo Supervielle S.A.—ADR (Banks)	15,357	163
	IRSA Inversiones y Representaciones S.A. —ADR (Real estate management & development)	8,512	147
	MercadoLibre, Inc. (Internet software & services)	1,906	570
*	Pampa Energia S.A.—ADR (Electric utilities)	21,258	760
	Telecom Argentina S.A.—ADR (Diversified telecommunication services)	15,615	277
	YPF S.A.—ADR (Oil, gas & consumable fuels)	79,580	1,081
	Total Argentina		6,805
	Shares or
	Principal
Issuer	Amount		Value

Common Stocks—(continued)

Emerging Latin America—(continued)

Uruguay—0.0%
Arcos Dorados Holdings, Inc. Class “A” (Hotels, restaurants & leisure)†		71,123	$494
Total Common Stocks—0.6% (cost $13,405)			7,299

Foreign Government Bond—2.2%

Malaysia
Malaysia Government Bond, 3.580%, due 9/28/18	MYR	109,179	27,041
Total Foreign Government Bonds—2.2% (cost $24,697)			27,041

Repurchase Agreement—2.7%
Fixed Income Clearing Corporation, 0.350% dated 6/29/18, due 7/2/18, repurchase price $32,992, collateralized by U.S. Treasury Inflation Index Bond, 0.250%, due 1/15/25, and U.S. Treasury Notes, 2.000%, due 4/30/24		$32,991	32,991
Total Repurchase Agreement—2.7% (cost $32,991)			32,991

U.S. Government—25.9%
U.S. Treasury Bill, 1.134%, due 7/19/18(a)		35,900	35,871
U.S. Treasury Bill, 1.218%, due 8/16/18(a)		38,500	38,413
U.S. Treasury Bill, 1.242%, due 9/13/18(a)(b)		20,000	19,924
U.S. Treasury Bill, 1.376%, due 10/11/18(a)		29,500	29,341
U.S. Treasury Bill, 1.642%, due 11/8/18		23,000	22,836
U.S. Treasury Bill, 1.688%, due 12/6/18(b)		23,000	22,797
U.S. Treasury Bill, 1.789%, due 1/3/19(b)		23,000	22,761
U.S. Treasury Bill, 1.868%, due 1/31/19		23,000	22,721
U.S. Treasury Bill, 2.055%, due 2/28/19		23,000	22,673
U.S. Treasury Bill, 2.093%, due 3/28/19		23,000	22,627
U.S. Treasury Bill, 2.250%, due 4/25/19		23,000	22,582
U.S. Treasury Bill, 2.325%, due 5/23/19		23,000	22,539
U.S. Treasury Bill, 2.330%, due 6/20/19		10,000	9,780
Total U.S. Government—25.9% (cost $315,122)			314,865

See accompanying Notes to Financial Statements.

102	Semiannual Report	June 30, 2018

Macro Allocation Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Issuer	Value

Total Purchased Options—0.2% (cost $3,371)	$3,018
Total Investments in Securities—99.3% (cost $1,150,962)	1,210,616
Total Written Options—0.00% (premiums received $683)	(509)
Cash and other assets, less liabilities—0.7%	9,241
Net assets—100.0%	$1,219,348

* = Non-income producing security

† = U.S. listed foreign security

(a) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $56,256.

(b) Security, or portion of security, is pledged as collateral for OTC swap contracts and OTC options aggregating a total value of $5,629.

ADR = American Depository Receipt

GDR = Global Depository Receipt

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.02% of the Fund’s net assets at June 30, 2018.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 0.13% of the Fund’s net assets at June 30, 2018.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

Purchased Options Contracts

								Premiums
		Exercise						Paid	Unrealized
		Price/	Expiration	Number of	Notional		Market	(Received)	Appreciation/
Description	Counterparty	FX Rate	Date	Contracts	Amount		Value	by Fund	(Depreciation)
Calls
Call USD/Put INR	Citibank N.A.	70.34	09/28/18	60,781,319		$60,781	$492	$363	$129
Call USD/Put PHP	Citibank N.A.	55.35	09/28/18	59,284,661		59,285	192	324	(132)
Call USD/Put CNY	Citibank N.A.	6.7525	09/28/18	59,326,768		59,327	428	316	112
							$1,112	$1,003	$109
Puts
	Credit Suisse
STXE Small 200	International	281.00	09/21/18	183,277	EUR	51,501	$833	$1,231	$(398)
iShares iBoxx $ High Yield Bond	Citibank N.A.	82.00	09/21/18	14,987		$122,893	1,073	1,137	(64)
							$1,906	$2,368	$(462)
Total Purchased Options Contracts							$3,018	$3,371	$(353)

Written Options Contracts

Premiums
							Paid	Unrealized
		Exercise	Expiration	Number of	Notional	Market	(Received)	Appreciation/
Description	Counterparty	Price	Date	Contracts	Amount	Value	by Fund	(Depreciation)
Puts
iShares iBoxx $ Investment Grade	Citibank N.A.	112.00	09/21/18	(11,196)	$(125,395)	$(509)	$(683)	$174

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	103

Macro Allocation Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Forward Foreign Currency Contracts

				USD (Base)		Net Unrealized
Settlement			Local Currency	Purchased	Current	Appreciation
Date	Deliver/Receive	Counterparty	(in thousands)	or Sold	Value	(Depreciation)
Purchased
9/19/18	Argentinean Peso	Citibank N.A. London	273,796	$9,178	$8,758	$(420)
9/19/18	British Pound Sterling	Citibank N.A. London	65,065	87,068	86,166	(902)
9/19/18	Chinese Yuan Renminbi	Citibank N.A. London	180,093	28,019	27,044	(975)
9/19/18	Colombian Peso	Citibank N.A. London	147,634,739	51,344	50,195	(1,149)
9/19/18	Euro	Citibank N.A. London	2,286	2,685	2,685	—
9/19/18	Indian Rupee	Citibank N.A. London	4,878,252	71,588	70,498	(1,090)
9/19/18	Japanese Yen	Citibank N.A. London	6,505,743	59,628	59,078	(550)
9/19/18	Mexican Peso	Citibank N.A. London	2,103,999	101,506	104,662	3,156
9/19/18	New Turkish Lira	Citibank N.A. London	581,173	123,434	122,387	(1,047)
9/19/18	Philippine Peso	Citibank N.A. London	7,659,217	143,029	142,617	(412)
9/19/18	Polish Zloty	Citibank N.A. London	138,021	38,273	36,894	(1,379)
9/19/18	Russian Ruble	Citibank N.A. London	1,405,851	22,274	22,207	(67)
9/19/18	Singapore Dollar	Citibank N.A. London	109,416	82,136	80,439	(1,697)
9/19/18	South African Rand	Citibank N.A. London	483,425	36,266	34,889	(1,377)
9/19/18	Swedish Krona	Citibank N.A. London	348,506	40,517	39,140	(1,377)
9/19/18	Swiss Franc	Citibank N.A. London	4,074	4,141	4,141	—
9/19/18	Taiwan Dollar	Citibank N.A. London	80,102	2,645	2,641	(4)
						$(9,290)
Sold
9/19/18	Argentinean Peso	Citibank N.A. London	623,009	$22,458	$19,929	$2,529
9/19/18	Australian Dollar	Citibank N.A. London	68,103	51,868	50,412	1,456
9/19/18	Brazilian Real	Citibank N.A. London	53,255	14,328	13,631	697
9/19/18	Chinese Yuan Renminbi	Citibank N.A. London	232,594	35,097	34,928	169
9/19/18	Colombian Peso	Citibank N.A. London	38,812,879	13,148	13,196	(48)
9/19/18	Czech Koruna	Citibank N.A. London	1,197,771	55,360	54,070	1,290
9/19/18	Euro	Citibank N.A. London	108,791	129,294	127,788	1,506
9/19/18	Hong Kong Dollar	Citibank N.A. London	306,968	39,175	39,176	(1)
9/19/18	Hungarian Forint	Citibank N.A. London	6,938,658	25,841	24,718	1,123
9/19/18	Indonesian Rupiah	Citibank N.A. London	895,127,652	63,624	61,835	1,789
9/19/18	Japanese Yen	Citibank N.A. London	501,088	4,549	4,550	(1)
9/19/18	New Zealand Dollar	Citibank N.A. London	165,451	116,651	112,068	4,583
9/19/18	South Korean Won	Citibank N.A. London	59,662,962	55,651	53,701	1,950
9/19/18	Swiss Franc	Citibank N.A. London	89,618	91,708	91,102	606
9/19/18	Taiwan Dollar	Citibank N.A. London	2,229,440	75,182	73,511	1,671
9/19/18	Thai Baht	Citibank N.A. London	4,889,107	151,738	147,907	3,831
9/20/18	Israeli Shekel	Citibank N.A. London	140,803	39,600	38,703	897
						$24,047

See accompanying Notes to Financial Statements.

104	Semiannual Report	June 30, 2018

Macro Allocation Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

Futures Contracts

				Notional Amount	Notional	Notional	Net Unrealized
Number of				(Local,	Amount	Value	Appreciation
Contracts	Description	Expiration Date	Local Currency	in Thousands)	(USD)	(USD)	(Depreciation)
Long
652	CAC 40 Index	July 2018	Euro	34,690	$41,531	$40,511	$(1,020)
773	IBEX 35 Index	July 2018	Euro	74,222	88,369	86,676	(1,693)
356	OMXS 30 Index	July 2018	Swedish Krona	55,572	6,185	6,204	19
115	HSCEI Future	July 2018	Hong Kong Dollar	62,497	8,006	7,966	(40)
1,773	MSCI Singapore	July 2018	Singapore Dollar	64,892	47,565	47,627	62
13	EURO-BTP	September 2018	Euro	1,654	1,937	1,932	(5)
261	KOSPI 200 Index	September 2018	South Korean Won	19,575,000	18,502	17,564	(938)
8	SPI 200 Index	September 2018	Australian Dollar	1,230	901	910	9
3,981	EURO STOXX 600 Banks Index	September 2018	Euro	31,928	38,544	37,285	(1,259)
699	FTSE 100 Index	September 2018	British Pound Sterling	53,134	70,354	70,124	(230)
202	FTSE MIB Index	September 2018	Euro	21,784	25,065	25,439	374
							$(4,721)
Short
148	Amsterdam Index	July 2018	Euro	16,327	$19,460	$19,067	$393
61	HANG SENG Index	July 2018	Hong Kong Dollar	87,614	11,122	11,167	(45)
207	MSCI Taiwan Index	July 2018	U.S. Dollar	8,023	7,949	8,023	(74)
368	NIKKEI 225 Index	September 2018	Japanese Yen	4,092,160	37,304	36,961	343
161	TOPIX Index	September 2018	Japanese Yen	2,786,105	25,773	25,165	608
141	10YR Can Bond	September 2018	Canadian Dollar	19,276	14,360	14,663	(303)
814	FTSE/JSE Top 40 Index	September 2018	South African Rand	420,724	30,800	30,671	129
316	S&P TSX 60 Index	September 2018	Canadian Dollar	60,881	46,130	46,309	(179)
34	DAX Index	September 2018	Euro	10,462	12,667	12,218	449
868	EURO STOXX 50 Index	September 2018	Euro	29,434	35,140	34,373	767
3,531	S&P 500 E Mini Index	September 2018	U.S. Dollar	480,498	490,262	480,498	9,764
699	XAK Technology	September 2018	U.S. Dollar	48,916	50,339	48,916	1,423
222	XAV Health Care	September 2018	U.S. Dollar	18,624	18,816	18,624	192
390	XAY Cons Discret	September 2018	U.S. Dollar	43,130	43,233	43,130	103
74	Long Gilt	September 2018	British Pound Sterling	9,106	11,892	12,018	(126)
							$13,444

Centrally Cleared Interest Rate Swap

Upfront
			Pay/Receive			Notional	Payment		Unrealized
Floating Rate	Pay/Receive	Fixed	Payment	Maturity	Cleared	Amount	Paid		Appreciation
Reference	Floating Rate	Rate	Frequency	Date	Exchange	(in thousands)	(Received)	Value	(Depreciation)
3 Month STIBOR	Receive	1.350%	1YR/3M	March 2028	LCH	SEK 218,910	$(51)	$(691)	$(640)

Centrally Cleared Credit Default Swap

Upfront
						Notional	Payment		Unrealized
Reference	Buy/Sell	Fixed Deal	Payment	Maturity	Cleared	Amount	Paid		Appreciation
Entity	Protection	Pay Rate	Frequency	Date	Exchange	(in thousands)	(Received)	Value	(Depreciation)
iTRAXX Europe S29	Sell	1.000%	3M	June 2023	Intercontinental Exchange	EUR 22,301	$622	$348	$(274)

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	105

Macro Allocation Fund

Portfolio of Investments, June 30, 2018 (all dollar amounts in thousands) (unaudited)

	Pay/
	Receive				Notional		Unrealized
Reference	Floating		Maturity		Amount	Market	Appreciation
Entity	Rate	Floating Rates	Dates	Counterparty	(in thousands)	Value	(Depreciation)
Euro STOXX Bank Gross Return Index	Receive	3 Month EURIBOR plus 0 bp	Sep 2018	Goldman Sachs International	EUR 5,250	$81	$81
Swiss Market Index (Total Return)	Receive	3 Month CHF LIBOR minus 25 bp	Sep 2018	Goldman Sachs International	CHF 17,663	62	62
MSCI Daily Total Return Greece (Net)	Pay	3 Month LIBOR plus 95 bp	Sep 2018	Citibank N.A.	$6,011	153	153
MSCI Emerging Markets Mexico Net Total Return Index	Receive	3 Month LIBOR plus 17 bp	Sep 2018	Goldman Sachs International	25,209	(1,825)	(1,825)
Euro Bund Future	Receive	0 bp	Sep 2018	Credit Suisse International	EUR 50,881	(566)	(566)
10YR T-Note Future	Receive	0 bp	Sep 2018	Credit Suisse International	$72,869	(686)	(686)
5YR T-Note Future	Receive	0 bp	Sep 2018	Credit Suisse International	14,473	(70)	(70)
MSCI International Indonesia Gross Return Index	Pay	3 Month LIBOR plus 90 bp	Sep 2018	Citibank N.A.	11,725	(1,162)	(1,162)
							$(4,013)
Total Net Unrealized Appreciation (Depreciation) on Swaps							$(4,927)

See accompanying Notes to Financial Statements.

106	Semiannual Report	June 30, 2018

Statements of Assets and Liabilities

As of June 30, 2018 (dollar amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$227,337	$172,096	$49,746
Investments in securities, at value	$342,145	$240,725	$63,161
Receivable for securities sold	2,193	1,166	502
Receivable for fund shares sold	152	690	70
Receivable from Adviser	—	13	19
Dividend and interest receivable	40	58	12
Total assets	344,530	242,652	63,764
Liabilities
Payable for investment securities purchased	1,209	1,218	846
Payable for fund shares redeemed	73	40	3
Management fee payable	218	140	50
Distribution fee payable	10	8	1
Other payables and accrued expenses	117	35	64
Total liabilities	1,627	1,441	964
Net assets	$342,903	$241,211	$62,800
Capital
Composition of net assets
Par value of shares of beneficial interest	$27	$15	$5
Capital paid in excess of par value	186,503	159,018	37,947
Accumulated net investment income (loss)	(27)	266	(95)
Accumulated net realized gain (loss)	41,592	13,283	11,528
Net unrealized appreciation (depreciation) of investments and foreign currencies	114,808	68,629	13,415
Net assets	$342,903	$241,211	$62,800

Class N shares
Net assets	$45,879	$39,594	$6,006
Shares outstanding	3,960,679	2,641,461	492,899
Net asset value per share	$11.58	$14.99	$12.19
Class I shares
Net assets	$297,024	$201,617	$56,794
Shares outstanding	22,844,088	12,840,392	4,393,364
Net asset value per share	$13.00	$15.70	$12.93

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	107

Statements of Operations

For the Period Ended June 30, 2018 (all amounts in thousands) (unaudited)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Investment income
Dividends	$1,605	$1,038	$251
Interest	4	2	1
Total income	1,609	1,040	252
Expenses
Investment advisory fees	1,318	779	318
Distribution fees	48	40	7
Custodian fees	16	13	21
Transfer agent fees	34	11	7
Sub-transfer agent fees
Class N	25	21	4
Class I	124	91	43
Professional fees	27	20	18
Registration fees	19	19	19
Shareholder reporting fees	12	6	1
Trustee fees	16	6	4
Other expenses	3	4	1
Total expenses before expense limitation	1,642	1,010	443
Expenses waived or reimbursed by the Adviser	—	(79)	(96)
Net expenses	1,642	931	347
Net investment income (loss)	(33)	109	(95)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	33,130	11,307	9,905
Total net realized gain (loss)	33,130	11,307	9,905
Change in net unrealized appreciation (depreciation) of:
Investments in securities	10,664	14,100	(2,194)
Change in net unrealized appreciation (depreciation)	10,664	14,100	(2,194)
Net increase (decrease) in net assets resulting from operations	$43,761	$25,516	$7,616

See accompanying Notes to Financial Statements.

108	Semiannual Report	June 30, 2018

Statements of Changes in Net Assets

For the Period Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund
	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$(33)	$372	$109	$157	$(95)	$(455)
Net realized gain (loss) on investments, and other assets and liabilities	33,130	93,613	11,307	3,192	9,905	20,258
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	10,664	4,895	14,100	40,329	(2,194)	499
Net increase (decrease) in net assets resulting from operations	43,761	98,880	25,516	43,678	7,616	20,302
Distributions to shareholders from
Net investment income
Class N	—	—	—	—	—	—
Class I	—	(366)	—	—	—	—
Net realized gain
Class N	—	(10,662)	—	(146)	—	(986)
Class I	—	(83,448)	—	(993)	—	(10,476)
Total distributions	—	(94,476)	—	(1,139)	—	(11,462)
Capital stock transactions
Net proceeds from sale of shares	20,646	28,218	29,380	62,963	4,858	10,841
Shares issued in reinvestment of income dividends and capital gain distributions	—	91,558	—	1,030	—	11,050
Less cost of shares redeemed	(75,238)	(348,252)	(17,248)	(25,304)	(27,209)	(88,854)
Net increase (decrease) in net assets resulting from capital share transactions	(54,592)	(228,476)	12,132	38,689	(22,351)	(66,963)
Increase (decrease) in net assets	(10,831)	(224,072)	37,648	81,228	(14,735)	(58,123)
Net assets
Beginning of period	353,734	577,806	203,563	122,335	77,535	135,658
End of period	$342,903	$353,734	$241,211	$203,563	$62,800	$77,535
Accumulated net investment income (loss) at the end of the period	$(27)	$6	$266	$157	$(95)	$—

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	109

Statements of Assets and Liabilities

As of June 30, 2018 (dollar amounts in thousands) (unaudited)

	Small-Mid	Small-Mid	Small Cap	Small Cap
	Cap Growth	Cap Value	Growth	Value
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$2,027,306	$1,720	$470,810	$495,684
Investments in securities, at value	$2,426,050	$2,063	$622,854	$652,501
Cash	—	44	—	—
Receivable for securities sold	7,849	26	86	1,278
Receivable for fund shares sold	26,887	4	5,445	272
Receivable from Adviser	106	7	—	19
Dividend and interest receivable	507	2	184	515
Total assets	2,461,399	2,146	628,569	654,585
Liabilities
Payable for investment securities purchased	—	42	1	5,976
Payable for fund shares redeemed	663	—	45	9,047
Management fee payable	1,996	2	558	595
Distribution fee payable	101	—	39	6
Other payables and accrued expenses	372	39	125	124
Total liabilities	3,132	83	768	15,748
Net assets	$2,458,267	$2,063	$627,801	$638,837
Capital
Composition of net assets
Par value of shares of beneficial interest	$91	$—	$19	$31
Capital paid in excess of par value	1,851,090	1,268	433,629	446,398
Accumulated net investment income (loss)	(5,485)	10	(2,029)	580
Accumulated net realized gain (loss)	213,827	442	44,138	35,011
Net unrealized appreciation (depreciation) of investments and foreign currencies	398,744	343	152,044	156,817
Net assets	$2,458,267	$2,063	$627,801	$638,837

Class N shares
Net assets	$491,568	$304	$196,810	$26,142
Shares outstanding	18,998,857	21,074	6,346,439	1,283,580
Net asset value per share	$25.87	$14.43	$31.01	$20.37
Class I shares
Net assets	$1,966,699	$1,759	$430,991	$612,695
Shares outstanding	72,433,384	122,342	12,594,934	29,250,191
Net asset value per share	$27.15	$14.38	$34.22	$20.95

See accompanying Notes to Financial Statements.

110	Semiannual Report	June 30, 2018

Statements of Operations

For the Period Ended June 30, 2018 (all amounts in thousands) (unaudited)

	Small-Mid	Small-Mid	Small Cap	Small Cap
	Cap Growth	Cap Value	Growth	Value
	Fund	Fund	Fund	Fund
Investment income
Dividends	$6,890	$20	$1,469	$4,631
Less foreign tax withheld	(33)	—	(18)	—
Interest	76	—	19	11
Total income	6,933	20	1,470	4,642
Expenses
Investment advisory fees	10,818	12	2,937	3,544
Distribution fees	519	—	194	35
Custodian fees	20	16	17	18
Transfer agent fees	66	—	19	28
Sub-transfer agent fees
Class N	248	—	99	21
Class I	962	1	173	437
Professional fees	65	14	25	34
Registration fees	39	20	21	19
Shareholder reporting fees	120	1	4	31
Trustee fees	63	—	18	27
Other expenses	25	1	7	7
Total expenses before expense limitation	12,945	65	3,514	4,201
Expenses waived or reimbursed by the Adviser	(527)	(53)	(15)	(139)
Net expenses	12,418	12	3,499	4,062
Net investment income (loss)	(5,485)	8	(2,029)	580
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	148,199	462	35,636	34,356
Redemptions in-kind	11,209	—	2,300	—
Total net realized gain (loss)	159,408	462	37,936	34,356
Change in net unrealized appreciation (depreciation) of:
Investments in securities	58,345	(491)	41,488	(27,859)
Change in net unrealized appreciation (depreciation)	58,345	(491)	41,488	(27,859)
Net increase (decrease) in net assets resulting from operations	$212,268	$(21)	$77,395	$7,077

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	111

Statements of Changes in Net Assets

For the Period Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund		Small Cap Value Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$(5,485)	$(8,378)	$8	$17	$(2,029)	$(3,241)	$580	$1,911
Net realized gain (loss) on investments, and other assets and liabilities	159,408	227,204	462	339	37,936	72,283	34,356	47,593
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	58,345	179,918	(491)	(30)	41,488	37,293	(27,859)	2,493
Net increase (decrease) in net assets resulting from operations	212,268	398,744	(21)	326	77,395	106,335	7,077	51,997
Distributions to shareholders from
Net investment income
Class N	—	—	—	—	—	—	—	—
Class I	—	—	—	(12)	—	—	—	(1,332)
Net realized gain
Class N	—	(11,906)	—	(28)	—	(23,520)	—	(2,098)
Class I	—	(81,736)	—	(320)	—	(49,518)	—	(46,240)
Total distributions	—	(93,642)	—	(360)	—	(73,038)	—	(49,670)
Capital stock transactions
Net proceeds from sale of shares	668,724	639,389	177	628	130,039	127,343	39,447	95,517
Shares issued in reinvestment of income dividends and capital gain distributions	—	92,785	—	360	—	72,609	—	47,791
Less cost of shares redeemed	(227,733)	(494,845)	(1,736)	(764)	(69,043)	(132,737)	(81,707)	(180,246)
Net increase (decrease) in net assets resulting from capital share transactions	440,991	237,329	(1,559)	224	60,996	67,215	(42,260)	(36,938)
Increase (decrease) in net assets	653,259	542,431	(1,580)	190	138,391	100,512	(35,183)	(34,611)
Net assets
Beginning of period	1,805,008	1,262,577	3,643	3,453	489,410	388,898	674,020	708,631
End of period	$2,458,267	$1,805,008	$2,063	$3,643	$627,801	$489,410	$638,837	$674,020
Accumulated net investment income (loss) at the end of the period	$(5,485)	$—	$10	$2	$(2,029)	$—	$580	$—

See accompanying Notes to Financial Statements.

112	Semiannual Report	June 30, 2018

Statements of Assets and Liabilities

As of June 30, 2018 (dollar amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Developed Plus Fund	Institutional International Developed Plus Fund
Assets
Investments in securities, at cost	$149,860	$337,090	$94,988	$15,641
Investments in securities, at value	$207,193	$419,610	$112,505	$18,810
Cash	2	—	—	—
Foreign currency, at value (cost $55; $267; $13; $2)	55	267	13	2
Receivable for securities sold	—	2,020	339	56
Receivable for fund shares sold	74	108	—	—
Receivable from Adviser	9	10	16	9
Dividend and interest receivable	347	1,280	303	57
Total assets	207,680	423,295	113,176	18,934
Liabilities
Payable for investment securities purchased	3,571	—	—	—
Payable for fund shares redeemed	—	2	—	—
Management fee payable	161	319	85	14
Distribution fee payable	2	2	1	—
Foreign capital gains tax liability	—	6	—	—
Other payables and accrued expenses	79	119	94	66
Total liabilities	3,813	448	180	80
Net assets	$203,867	$422,847	$112,996	$18,854
Capital
Composition of net assets
Par value of shares of beneficial interest	$13	$25	$7	$1
Capital paid in excess of par value	128,698	331,742	92,719	15,129
Accumulated net investment income (loss)	723	1,461	873	113
Accumulated net realized gain (loss)	17,103	7,116	1,883	443
Net unrealized appreciation (depreciation) of investments and foreign currencies	57,330	82,503	17,514	3,168
Net assets	$203,867	$422,847	$112,996	$18,854

Class N shares
Net assets	$8,613	$10,207	$2,494	—
Shares outstanding	557,404	617,110	154,202	—
Net asset value per share	$15.45	$16.54	$16.17	—
Class I shares
Net assets	$70,116	$76,666	$110,502	—
Shares outstanding	4,523,373	4,609,352	6,758,141	—
Net asset value per share	$15.50	$16.63	$16.35	—
Institutional Class shares
Net assets	$125,138	$335,974	—	$18,854
Shares outstanding	8,068,733	20,196,211	—	1,308,158
Net asset value per share	$15.51	$16.63	—	$14.41

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	113

Statements of Operations

For the Period Ended June 30, 2018 (all amounts in thousands) (unaudited)

	Global Leaders Fund	International Leaders Fund	International Developed Plus Fund	Institutional International Developed Plus Fund
Investment income
Dividends	$1,877	$6,664	$2,007	$331
Less foreign tax withheld	(117)	(639)	(211)	(35)
Interest	4	14	3	1
Total income	1,764	6,039	1,799	297
Expenses
Investment advisory fees	1,005	1,890	562	86
Distribution fees	10	13	4	—
Custodian fees	24	30	25	21
Transfer agent fees	7	7	2	—
Sub-transfer agent fees
Class N	5	7	2	—
Class I	22	30	59	—
Professional fees	28	36	31	29
Registration fees	24	31	19	11
Shareholder reporting fees	3	7	1	1
Trustee fees	8	12	4	1
Other expenses	4	7	2	1
Total expenses before expense limitation	1,140	2,070	711	150
Expenses waived or reimbursed by the Adviser	(82)	(100)	(108)	(63)
Net expenses	1,058	1,970	603	87
Net investment income (loss)	706	4,069	1,196	210
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	16,233	3,253	2,053	688
Foreign currency transactions	(19)	(87)	(20)	(4)
Total net realized gain (loss)	16,214	3,166	2,033	684
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(3,194)	(3,233)	(6,125)	(1,080)
Foreign currency translations	(5)	3	(5)	(1)
Change in net unrealized appreciation (depreciation)	(3,199)	(3,230)	(6,130)	(1,081)
Net increase (decrease) in net assets resulting from operations	$13,721	$4,005	$(2,901)	$(187)

See accompanying Notes to Financial Statements.

114	Semiannual Report	June 30, 2018

Statements of Changes in Net Assets

For the Period Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Developed Plus Fund		Institutional International Developed Plus Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$706	$1,399	$4,069	$3,738	$1,196	$964	$210	$206
Net realized gain (loss) on investments, and other assets and liabilities	16,214	10,326	3,166	7,160	2,033	3,974	684	679
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(3,199)	40,729	(3,230)	72,854	(6,130)	16,673	(1,081)	2,922
Net increase (decrease) in net assets resulting from operations	13,721	52,454	4,005	83,752	(2,901)	21,611	(187)	3,807
Distributions to shareholders from
Net investment income
Class N	—	(50)	—	(117)	—	(55)	—	—
Class I	—	(566)	—	(844)	—	(2,202)	—	—
Institutional Class	—	(1,427)	—	(4,501)	—	—	—	(212)
Net realized gain
Class N	—	(236)	—	(71)	—	—	—	—
Class I	—	(1,911)	—	(437)	—	—	—	—
Institutional Class	—	(4,506)	—	(2,201)	—	—	—	—
Total distributions	—	(8,696)	—	(8,171)	—	(2,257)	—	(212)
Capital stock transactions
Net proceeds from sale of shares	11,442	8,432	57,732	70,308	764	22,611	—	150
Shares issued in reinvestment of income dividends and capital gain distributions	—	8,355	—	6,325	—	2,153	—	212
Less cost of shares redeemed	(32,645)	(25,927)	(17,718)	(28,608)	(5,606)	(10,716)	(49)	(1,432)
Net increase (decrease) in net assets resulting from capital share transactions	(21,203)	(9,140)	40,014	48,025	(4,842)	14,048	(49)	(1,070)
Increase (decrease) in net assets	(7,482)	34,618	44,019	123,606	(7,743)	33,402	(236)	2,525
Net assets
Beginning of period	211,349	176,731	378,828	255,222	120,739	87,337	19,090	16,565
End of period	$203,867	$211,349	$422,847	$378,828	$112,996	$120,739	$18,854	$19,090
Accumulated net investment income (loss) at the end of the period	$723	$17	$1,461	$(2,608)	$873	$(323)	$113	$(97)

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	115

Statements of Assets and Liabilities

As of June 30, 2018 (dollar amounts in thousands) (unaudited)

	International Growth Fund	Institutional International Growth Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$2,392,628	$1,805,173	$508,139
Investments in securities, at value	$2,863,379	$2,143,578	$579,167
Cash	—	—	27
Foreign currency, at value (cost $1,929; $1,472; $297)	1,929	1,472	297
Receivable for securities sold	41,510	20,151	3,193
Receivable for fund shares sold	2,470	8,905	123
Dividend and interest receivable	9,584	6,727	1,192
Total assets	2,918,872	2,180,833	583,999
Liabilities
Payable for investment securities purchased	4,380	3,304	4,491
Payable for fund shares redeemed	1,899	223	285
Management fee payable	2,478	1,718	488
Distribution fee payable	148	—	1
Foreign capital gains tax liability	359	243	—
Other payables and accrued expenses	1,179	573	237
Total liabilities	10,443	6,061	5,502
Net assets	$2,908,429	$2,174,772	$578,497
Capital
Composition of net assets
Par value of shares of beneficial interest	$96	$122	$38
Capital paid in excess of par value	2,284,097	1,688,357	468,922
Accumulated net investment income (loss)	23,275	7,854	(7,107)
Accumulated net realized gain (loss)	130,617	140,329	45,626
Net unrealized appreciation (depreciation) of investments and foreign currencies	470,344	338,110	71,018
Net assets	$2,908,429	$2,174,772	$578,497

Class N shares
Net assets	$701,999	—	$5,695
Shares outstanding	23,504,008	—	384,004
Net asset value per share	$29.87	—	$14.83
Class I shares
Net assets	$2,206,430	—	$339,935
Shares outstanding	72,048,784	—	22,653,967
Net asset value per share	$30.62	—	$15.01
Institutional Class shares
Net assets	—	$2,174,772	$232,867
Shares outstanding	—	122,263,379	15,424,927
Net asset value per share	—	$17.79	$15.10

See accompanying Notes to Financial Statements.

116	Semiannual Report	June 30, 2018

Statements of Operations

For the Period Ended June 30, 2018 (all amounts in thousands) (unaudited)

	International Growth Fund	Institutional International Growth Fund	International Small Cap Growth Fund
Investment income
Dividends	$47,672	$35,931	$7,313
Less foreign tax withheld	(4,877)	(3,674)	(680)
Interest	46	41	18
Total income	42,841	32,298	6,651
Expenses
Investment advisory fees	15,298	10,759	2,992
Distribution fees	921	—	8
Custodian fees	189	138	67
Transfer agent fees	92	40	14
Sub-transfer agent fees
Class N	563	—	5
Class I	879	—	133
Professional fees	134	102	54
Registration fees	20	13	27
Shareholder reporting fees	124	1	19
Trustee fees	124	88	22
Other expenses	33	20	8
Total expenses before expense limitation	18,377	11,161	3,349
Expenses waived or reimbursed by the Adviser	(12)	—	—
Net expenses	18,365	11,161	3,349
Net investment income (loss)	24,476	21,137	3,302
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	134,842	104,410	29,826
Foreign currency transactions	(1,042)	(909)	(424)
Total net realized gain (loss)	133,800	103,501	29,402
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(206,943)	(159,442)	(57,073)
Foreign currency translations	1,464	1,147	324
Change in net unrealized appreciation (depreciation)	(205,479)	(158,295)	(56,749)
Net increase (decrease) in net assets resulting from operations	$(47,203)	$(33,657)	$(24,045)

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	117

Statements of Changes in Net Assets

For the Period Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017 (all amounts in thousands)

	International Growth Fund		Institutional International Growth Fund		International Small Cap Growth Fund
	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$24,476	$31,589	$21,137	$27,430	$3,302	$5,395
Net realized gain (loss) on investments, and other assets and liabilities	133,800	302,999	103,501	175,181	29,402	58,596
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(205,479)	473,662	(158,295)	369,046	(56,749)	95,412
Net increase (decrease) in net assets resulting from operations	(47,203)	808,250	(33,657)	571,657	(24,045)	159,403
Distributions to shareholders from
Net investment income
Class N	—	(9,771)	—	—	—	(118)
Class I	—	(36,754)	—	—	—	(8,043)
Institutional Class	—	—	—	(54,743)	—	(6,106)
Net realized gain
Class N	—	—	—	—	—	(428)
Class I	—	—	—	—	—	(23,404)
Institutional Class	—	—	—	(39,224)	—	(17,151)
Total distributions	—	(46,525)	—	(93,967)	—	(55,250)
Capital stock transactions
Net proceeds from sale of shares	145,156	246,035	156,011	192,850	72,259	58,793
Shares issued in reinvestment of income dividends and capital gain distributions	—	43,593	—	90,689	—	50,424
Less cost of shares redeemed	(328,590)	(893,532)	(277,881)	(524,901)	(71,470)	(128,250)
Net increase (decrease) in net assets resulting from capital share transactions	(183,434)	(603,904)	(121,870)	(241,362)	789	(19,033)
Increase (decrease) in net assets	(230,637)	157,821	(155,527)	236,328	(23,256)	85,120
Net assets
Beginning of period	3,139,066	2,981,245	2,330,299	2,093,971	601,753	516,633
End of period	$2,908,429	$3,139,066	$2,174,772	$2,330,299	$578,497	$601,753
Accumulated net investment income (loss) at the end of the period	$23,275	$(1,201)	$7,854	$(13,283)	$(7,107)	$(10,409)

See accompanying Notes to Financial Statements.

118	Semiannual Report	June 30, 2018

Statements of Assets and Liabilities

As of June 30, 2018 (dollar amounts in thousands) (unaudited)

	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Assets
Investments in securities, at cost	$375,699	$870,493	$455,109
Investments in securities, at value	$435,394	$1,068,027	$469,682
Foreign currency, at value (cost $306; $2,009; $1,908)	306	2,008	1,908
Receivable for securities sold	3,249	19,762	5,353
Receivable for fund shares sold	112	74	632
Receivable from Adviser	—	—	26
Dividend and interest receivable	1,493	3,393	1,533
Total assets	440,554	1,093,264	479,134
Liabilities
Payable for investment securities purchased	3,918	7,542	4,978
Payable for fund shares redeemed	5	4,716	607
Management fee payable	407	1,039	444
Distribution fee payable	1	2	3
Foreign capital gains tax liability	460	2,191	728
Other payables and accrued expenses	325	847	423
Total liabilities	5,116	16,337	7,183
Net assets	$435,438	$1,076,927	$471,951
Capital
Composition of net assets
Par value of shares of beneficial interest	$42	$70	$28
Capital paid in excess of par value	355,336	794,271	433,688
Accumulated net investment income (loss)	(219)	383	(9,617)
Accumulated net realized gain (loss)	21,051	86,863	34,043
Net unrealized appreciation (depreciation) of investments and foreign currencies	59,228	195,340	13,809
Net assets	$435,438	$1,076,927	$471,951
Class N shares
Net assets	$2,471	$9,977	$11,892
Shares outstanding	240,110	664,868	704,122
Net asset value per share	$10.29	$15.01	$16.89
Class I shares
Net assets	$45,601	$116,444	$284,122
Shares outstanding	4,409,637	7,670,855	16,730,404
Net asset value per share	$10.34	$15.18	$16.98
Institutional Class shares
Net assets	$387,366	$950,506	$175,937
Shares outstanding	37,458,123	62,108,903	10,339,026
Net asset value per share	$10.34	$15.31	$17.02

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	119

Statements of Operations

For the Period Ended June 30, 2018 (all amounts in thousands) (unaudited)

	Emerging Markets Leaders Fund	Emerging Markets Growth Fund	Emerging Markets Small Cap Growth Fund
Investment income
Dividends	$5,836	$13,440	$4,251
Less foreign tax withheld	(631)	(1,470)	(344)
Interest	3	8	10
Total income	5,208	11,978	3,917
Expenses
Investment advisory fees	2,625	7,075	2,686
Distribution fees	3	14	17
Custodian fees	78	208	166
Transfer agent fees	9	27	41
Sub-transfer agent fees
Class N	2	4	9
Class I	16	51	95
Professional fees	54	112	119
Registration fees	17	26	34
Shareholder reporting fees	5	1	25
Trustee fees	16	48	15
Other expenses	10	19	6
Total expenses before expense limitation	2,835	7,585	3,213
Expenses waived or reimbursed by the Adviser	(1)	—	(55)
Net expenses	2,834	7,585	3,158
Net investment income (loss)	2,374	4,393	759
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	20,746	115,887	29,191
Foreign currency transactions	(228)	(1,598)	(669)
Total net realized gain (loss)	20,518	114,289	28,522
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(54,846)	(210,331)	(81,093)
Foreign currency translations	(465)	2,953	3,639
Change in net unrealized appreciation (depreciation)	(55,311)	(207,378)	(77,454)
Net increase (decrease) in net assets resulting from operations	$(32,419)	$(88,696)	$(48,173)

See accompanying Notes to Financial Statements.

120	Semiannual Report	June 30, 2018

Statements of Changes in Net Assets

For the Period Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017 (all amounts in thousands)

	Emerging Markets Leaders Fund		Emerging Markets Growth Fund		Emerging Markets Small Cap Growth Fund
	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$2,374	$1,292	$4,393	$1,937	$759	$1,951
Net realized gain (loss) on investments, and other assets and liabilities	20,518	26,835	114,289	119,365	28,522	46,298
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(55,311)	108,551	(207,378)	350,540	(77,454)	77,357
Net increase (decrease) in net assets resulting from operations	(32,419)	136,678	(88,696)	471,842	(48,173)	125,606
Distributions to shareholders from
Net investment income
Class N	—	(12)	—	(77)	—	(391)
Class I	—	(327)	—	(1,188)	—	(8,028)
Institutional Class	—	(3,069)	—	(11,908)	—	(4,880)
Net realized gain
Class N	—	—	—	—	—	(35)
Class I	—	—	—	—	—	(651)
Institutional Class	—	—	—	—	—	(389)
Total distributions	—	(3,408)	—	(13,173)	—	(14,374)
Capital stock transactions
Net proceeds from sale of shares	33,688	77,729	113,083	320,170	105,111	130,660
Shares issued in reinvestment of income dividends and capital gain distributions	—	3,396	—	11,322	—	13,084
Less cost of shares redeemed	(43,743)	(41,986)	(266,273)	(405,091)	(49,616)	(73,209)
Net increase (decrease) in net assets resulting from capital share transactions	(10,055)	39,139	(153,190)	(73,599)	55,495	70,535
Increase (decrease) in net assets	(42,474)	172,409	(241,886)	385,070	7,322	181,767
Net assets
Beginning of period	477,912	305,503	1,318,813	933,743	464,629	282,862
End of period	$435,438	$477,912	$1,076,927	$1,318,813	$471,951	$464,629
Accumulated net investment income (loss) at the end of the period	$(219)	$(2,593)	$383	$(4,010)	$(9,617)	$(10,376)

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	121

Statements of Assets and Liabilities

As of June 30, 2018 (dollar amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Assets
Investments in securities, at cost	$528,265	$65,492	$176,071	$1,150,962
Investments in securities, at value	$519,225	$63,951	$173,744	$1,210,616
Cash	—	—	92	2,250
Receivable for securities sold	1,043	4,834	14,503	30,838
Receivable for fund shares sold	349	22	—	1,067
Receivable for variation margin on centrally cleared swaps	—	—	—	19
Receivable from Adviser	4	2	8	—
Dividend and interest receivable	4,498	396	662	2,268
Unrealized appreciation on forward foreign currency contracts	—	—	—	14,757
Total assets	525,119	69,205	189,009	1,261,815
Liabilities
Security sold, not yet purchased (proceeds $—; $4,834; $14,503; $—)	—	4,860	14,579	—
Options written, at value (proceeds $—; $—; $—; $683)	—	—	—	509
Payable for futures variation margin	—	—	—	236
Payable for variation margin on centrally cleared swaps	6	—	—	—
Payable for investment securities purchased	—	—	—	18,260
Payable for fund shares redeemed	1,219	89	126	1,505
Payable to custodian	269	—	—	—
Cash received as collateral, due to broker	—	—	—	16,840
Unrealized depreciation on swap contracts	—	—	—	4,013
Management fee payable	131	22	44	818
Distribution fee payable	11	3	—	7
Distributions payable to shareholders	92	3	48	—
Other payables and accrued expenses	87	66	70	279
Total liabilities	1,815	5,043	14,867	42,467
Net assets	$523,304	$64,162	$174,142	$1,219,348
Capital
Composition of net assets
Par value of shares of beneficial interest	$53	$8	$20	$104
Capital paid in excess of par value	548,095	70,813	201,042	1,341,655
Accumulated net investment income (loss)	(2,685)	(478)	(1,248)	5,325
Accumulated net realized gain (loss)	(13,176)	(4,614)	(23,269)	(206,126)
Net unrealized appreciation (depreciation) of investments and foreign currencies	(8,983)	(1,567)	(2,403)	78,390
Net assets	$523,304	$64,162	$174,142	$1,219,348
Class N shares
Net assets	$85,812	$25,897	$2,217	$35,442
Shares outstanding	8,605,303	3,053,965	251,745	3,044,308
Net asset value per share	$9.97	$8.48	$8.81	$11.65
Class I shares
Net assets	$354,249	$38,265	$71,877	$724,578
Shares outstanding	35,894,933	4,544,379	8,166,830	61,953,047
Net asset value per share	$9.87	$8.42	$8.80	$11.70
Institutional Class shares
Net assets	$83,243	—	$100,048	$459,328
Shares outstanding	8,441,339	—	11,363,866	39,208,747
Net asset value per share	$9.86	—	$8.80	$11.72

See accompanying Notes to Financial Statements.

122	Semiannual Report	June 30, 2018

Statements of Operations

For the Period Ended June 30, 2018 (all amounts in thousands) (unaudited)

	Bond Fund	Income Fund	Low Duration Fund	Macro Allocation Fund
Investment income
Dividends	$—	$—	$—	$7,815
Interest	10,005	1,124	2,276	2,792
Total income	10,005	1,124	2,276	10,607
Expenses
Investment advisory fees	814	154	285	5,151
Distribution fees	65	26	1	48
Custodian fees	35	20	33	72
Transfer agent fees	31	5	6	142
Sub-transfer agent fees
Class N	66	29	1	30
Class I	147	10	21	328
Professional fees	29	19	22	73
Registration fees	32	12	28	33
Shareholder reporting fees	27	6	3	40
Trustee fees	22	4	10	59
Other expenses	9	2	5	173
Total expenses before expense limitation	1,277	287	415	6,149
Expenses waived or reimbursed by the Adviser	(38)	(7)	(59)	—
Net expenses	1,239	280	356	6,149
Net investment income (loss)	8,766	844	1,920	4,458
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(308)	(528)	(396)	39,723
Options	—	—	—	(5,516)
Futures contracts	—	—	—	(38,593)
Swaps	(51)	—	—	8,284
Forward foreign currency contracts	—	—	—	5,537
Foreign currency transactions	—	—	—	(75)
Total net realized gain (loss)	(359)	(528)	(396)	9,360
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(20,757)	(1,173)	(673)	(62,585)
Options	—	—	—	311
Futures contracts	—	—	—	24,028
Swaps	102	—	—	(10,051)
Forward foreign currency contracts	—	—	—	14,792
Foreign currency translations	—	—	—	169
Change in net unrealized appreciation (depreciation)	(20,655)	(1,173)	(673)	(33,336)
Net increase (decrease) in net assets resulting from operations	$(12,248)	$(857)	$851	$(19,518)

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	123

Statements of Changes in Net Assets

For the Period Ended June 30, 2018 (unaudited) and the Year Ended December 31, 2017 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Macro Allocation Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$8,766	$15,301	$844	$1,994	$1,920	$3,799	$4,458	$14,153
Net realized gain (loss) on investments, and other assets and liabilities	(359)	1,364	(528)	81	(396)	(343)	9,360	17,469
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(20,655)	5,503	(1,173)	(391)	(673)	(914)	(33,336)	48,676
Net increase (decrease) in net assets resulting from operations	(12,248)	22,168	(857)	1,684	851	2,542	(19,518)	80,298
Distributions to shareholders from
Net investment income
Class N	(1,749)	(3,978)	(584)	(1,426)	(26)	(96)	—	(260)
Class I	(7,849)	(14,049)	(749)	(1,849)	(1,469)	(4,594)	—	(8,252)
Institutional Class	(1,896)	(3,890)	—	—	(1,682)	(2,290)	—	(6,654)
Total distributions	(11,494)	(21,917)	(1,333)	(3,275)	(3,177)	(6,980)	—	(15,166)
Capital stock transactions
Net proceeds from sale of shares	68,848	159,870	3,751	19,220	10,146	141,778	166,942	305,541
Shares issued in reinvestment of income dividends and capital gain distributions	10,521	20,161	1,274	3,136	2,797	6,334	—	13,878
Less cost of shares redeemed	(92,078)	(163,783)	(29,451)	(40,857)	(69,552)	(190,670)	(236,716)	(656,829)
Net increase (decrease) in net assets resulting from capital share transactions	(12,709)	16,248	(24,426)	(18,501)	(56,609)	(42,558)	(69,774)	(337,410)
Increase (decrease) in net assets	(36,451)	16,499	(26,616)	(20,092)	(58,935)	(46,996)	(89,292)	(272,278)
Net assets
Beginning of period	559,755	543,256	90,778	110,870	233,077	280,073	1,308,640	1,580,918
End of period	$523,304	$559,755	$64,162	$90,778	$174,142	$233,077	$1,219,348	$1,308,640
Accumulated net investment income (loss) at the end of the period	$(2,685)	$43	$(478)	$11	$(1,248)	$9	$5,325	$867

See accompanying Notes to Financial Statements.

124	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following twenty-one funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds

Growth

Large Cap Growth

Mid Cap Growth

Small-Mid Cap Growth

Small-Mid Cap Value

Small Cap Growth

Small Cap Value

Global Equity Fund

Global Leaders

Multi-Asset and Alternative Fund

Macro Allocation

International Equity Funds

International Leaders

International Developed Plus

Institutional International Developed Plus

International Growth

Institutional International Growth

International Small Cap Growth

Emerging Markets Leaders

Emerging Markets Growth

Emerging Markets Small Cap Growth

Fixed Income Funds

Bond

Income

Low Duration

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for the Domestic Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting Distribution Services and Shareholder Administration Agreements) and a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, as discussed below.

Class I shares are offered to a limited group of investors, either directly through the Trust’s distributor or through a select number of financial intermediaries. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, as discussed below.

Institutional Class shares are offered to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the share class’s high minimum investment requirement. The minimum initial investment required is generally $5 million, subject to certain exceptions. Institutional Class shares do not carry any sales load, distribution fees or sub-transfer agents fees and generally have lower ongoing expenses than Class N and Class I shares.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

June 30, 2018	William Blair Funds	125

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

(c) Fund Objectives

The investment objectives of the Funds are as follows:

Domestic Equity Funds	Long-term capital appreciation.
Global Equity Funds	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Bond Fund	Outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.
Income Fund	High level of current income with relative stability of principal.
Low Duration Fund	Maximize total return. Total return includes both income and capital appreciation.
Macro Allocation Fund	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on June 30, 2018. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the period ended June 30, 2018, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding increase in net realized gain of $2,852, $488 and $1,257, respectively (in thousands). This reclassification had no effect on the net asset value or the net assets of the Funds.

126	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Fixed Income Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within Net realized gain (loss) on transactions from Investments in securities in the Statement of Operations.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

June 30, 2018	William Blair Funds	127

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts and partnerships, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at June 30, 2018, were as follows (in thousands):

				Net
		Gross	Gross	Unrealized
	Cost of	Unrealized	Unrealized	Appreciation/
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Growth	$227,954	$118,156	$3,965	$114,191
Large Cap Growth	172,275	69,679	1,229	68,450
Mid Cap Growth	50,091	13,706	636	13,070
Small-Mid Cap Growth	2,035,659	463,125	72,734	390,391
Small-Mid Cap Value	1,739	346	22	324
Small Cap Growth	472,347	160,334	9,827	150,507
Small Cap Value	498,054	162,136	7,689	154,447
Global Leaders	151,359	58,554	2,720	55,834
International Leaders	340,158	81,911	2,459	79,452
International Developed Plus	95,608	18,517	1,620	16,897
Institutional International Developed Plus	15,767	3,290	247	3,043
International Growth	2,418,151	511,517	66,289	445,228
Institutional International Growth	1,824,062	368,331	48,815	319,516
International Small Cap Growth	521,036	73,157	15,026	58,131
Emerging Markets Leaders	379,636	70,973	15,215	55,758
Emerging Markets Growth	888,427	213,454	33,854	179,600
Emerging Markets Small Cap Growth	466,989	34,113	31,420	2,693
Bond	528,399	6,080	15,198	(9,118)
Income	65,504	201	1,754	(1,553)
Low Duration	176,071	260	2,587	(2,327)
Macro Allocation	1,155,613	114,067	41,021	73,046

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of net operating losses, Section 988 currency gains and losses, PFIC gains and losses, expiration of capital loss carryforwards, paydown gains and losses, investments in real estate investment trusts and partnerships, redemptions in-kind, distribution reclassifications, income on derivatives, capital gain taxes, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values of the Funds. Accordingly, at December 31, 2017 (the Funds’ most recent fiscal year end), the following reclassifications were recorded (in thousands):

128	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

	Accumulated	Accumulated
	Undistributed	Undistributed	Capital Paid
	Net Investment	Net Realized	in Excess
Fund	Income (Loss)	Gain/(Loss)	of Par Value
Growth	$—	$(24,796)	$24,796
Large Cap Growth	—	—	—
Mid Cap Growth	455	(3,650)	3,195
Small-Mid Cap Growth	8,378	(78,018)	69,640
Small-Mid Cap Value	(3)	3	—
Small Cap Growth	3,241	(3,241)	—
Small Cap Value	(579)	579	—
Global Leaders	173	(173)	—
International Leaders	72	(72)	—
International Developed Plus	154	73,341	(73,495)
Institutional International Developed Plus	21	90,009	(90,030)
International Growth	3,854	130,343	(134,197)
Institutional International Growth	360	(360)	—
International Small Cap Growth	1,197	(1,197)	—
Emerging Markets Leaders	(87)	87	—
Emerging Markets Growth	3,078	(3,078)	—
Emerging Markets Small Cap Growth	8,754	(8,761)	7
Bond	6,624	(6,624)	—
Income	1,282	3,295	(4,577)
Low Duration	3,170	(3,170)	—
Macro Allocation	8,464	(8,053)	(411)

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 was as follows (in thousands):

	Distributions Paid in 2017				Distributions Paid in 2016
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$351	$3,113	$10,311	$80,701	$—	$1,075	$5,224	$38,868
Large Cap Growth	—	—	146	993	8	313	99	884
Mid Cap Growth	—	—	986	10,476	—	—	912	6,417
Small-Mid Cap Growth	—	—	11,906	81,736	—	—	5,332	28,097
Small-Mid Cap Value	—	12	28	320	1	24	9	129
Small Cap Growth	4,158	8,754	19,362	40,764	—	—	6,573	14,099
Small Cap Value	46	2,095	2,057	45,472	105	3,363	1,287	25,920
Global Leaders	71	739	215	1,738	—	124	27	206
International Leaders	117	844	71	437	23	293	—	—
International Developed Plus	55	2,202	—	—	29	823	—	—
International Growth	9,771	36,754	—	—	10,938	40,501	—	—
International Small Cap Growth	121	8,233	425	23,214	5	1,063	2	57

June 30, 2018	William Blair Funds	129

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

	Distributions Paid in 2017				Distributions Paid in 2016
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$12	$327	$—	$—	$—	$41	$—	$—
Emerging Markets Growth	77	1,188	—	—	18	416	—	—
Emerging Markets Small Cap Growth	391	8,028	35	651	210	4,177	—	—
Bond	3,978	14,049	—	—	5,237	11,452	—	—
Income	1,426	1,849	—	—	1,079	1,868	—	—
Low Duration	96	4,594	—	—	149	3,331	—	—
Macro Allocation	260	8,252	—	—	1,182	21,809	—	—

	Distributions Paid in 2017		Distributions Paid in 2016
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$ 1,836	$ 4,097	$ 403	$559
International Leaders	4,501	2,201	2,350	—
Institutional International
Developed Plus	212	—	336	—
Institutional International Growth	54,743	39,224	23,809	—
International Small Cap Growth	6,246	17,011	845	37
Emerging Markets Leaders	3,069	—	513	—
Emerging Markets Growth	11,908	—	4,354	—
Emerging Markets Small Cap Growth	4,880	389	3,339	—
Bond	3,890	—	3,903	—
Low Duration	2,290	—	694	—
Macro Allocation	6,654	—	13,553	—

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows (in thousands):

		Accumulated	Undistributed	Net Unrealized
	Undistributed	Capital and	Long-Term	Appreciation/
Fund	Ordinary Income	Other Losses	Capital Gain	(Depreciation)
Growth	$938	$—	$7,904	$103,770
Large Cap Growth	158	—	2,522	53,982
Mid Cap Growth	—	—	2,258	14,974
Small-Mid Cap Growth	3,042	—	58,088	333,688
Small-Mid Cap Value	—	—	3	813
Small Cap Growth	1,275	—	7,217	108,266
Small Cap Value	—	(4,103)	7,467	181,967
Global Leaders	293	—	2,002	59,140
International Leaders	33	—	4,318	82,724
International Developed Plus	151	—	—	23,020
Institutional International Developed Plus	3	(213)	—	4,121
International Growth	21,442	—	—	649,997
Institutional International Growth	3,400	—	38,723	477,827
International Small Cap Growth	5,236	—	13,824	114,522
Emerging Markets Leaders	258	—	1,625	110,596
Emerging Markets Growth	10,202	(21,970)	—	383,050
Emerging Markets Small Cap Growth	560	—	6,408	79,440
Bond	99	(12,682)	—	11,575
Income	11	(4,066)	—	(414)
Low Duration	43	(22,873)	—	(1,730)
Macro Allocation	—	(218,413)	—	115,520

130	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

As of December 31, 2017, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

The following table details the Funds’ available capital loss carryforwards as of December 31, 2017, the capital loss carryforwards utilized by the Funds in 2017, and the capital loss carryforwards that expired in 2017 (in thousands):

	Available Capital Loss Carryforwards				Capital Loss	Capital Loss
	Limited by Year of Expiration	Unlimited		Total	Carryforwards	Carryforwards
Fund	2018	Short Term	Long Term	Available	Utilized in 2017	Expired in 2017
Mid Cap Growth	$—	$—	$—	$—	$2,038	$—
Global Leaders	—	—	—	—	986	—
International Leaders	—	—	—	—	144	—
International Developed Plus	—	—	—	—	3,696	73,495
Institutional International Developed Plus	—	213	—	213	579	90,030
International Growth	—	—	—	—	294,238	134,197
Institutional International Growth	—	—	—	—	94,970	—
Emerging Markets Leaders	—	—	—	—	22,497	—
Emerging Markets Growth	—	21,970	—	21,970	94,493	—
Emerging Markets Small Cap Growth	—	—	—	—	19,850	—
Bond	—	7,985	4,697	12,682	—	—
Income	—	1,742	2,162	3,904	—	4,577
Low Duration	955	11,239	10,679	22,873	—	—
Macro Allocation	—	166,163	52,250	218,413	—	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2017. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2017.

As of December 31, 2017, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
	Ordinary	Net
Fund	Income	Capital
Small Cap Value	$—	$4,103
Income	—	162

June 30, 2018	William Blair Funds	131

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of June 30, 2018, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement in up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security. When a Fund sells TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBAs without owning or having the right to obtain the deliverable securities it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own (known as selling a security short) in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A Fund is also subject to the risk that it may be unable to acquire a security to terminate a short position except at a price substantially in excess of the price at which it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the period ended June 30, 2018, the Small-Mid Cap Growth and Small Cap Growth Funds redeemed $34,789 and $6,298 (in thousands), respectively, of Fund shares in-kind rather than with cash and recognized net realized gains of $11,209 and $2,300 (in thousands), respectively, on the securities distributed to shareholders.

132	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

(3) Valuation

(a) Investment Valuation

The value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of June 30, 2018, fair valuation estimates for foreign equity securities were obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively, or if no settlement price is available, at the last sale price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of June 30, 2018, there were securities held in the International Growth, Institutional International Growth, and Macro Allocation Funds for which a reliable market price was not available and that were fair valued pursuant to the Valuation Procedures approved by the Board of Trustees.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

June 30, 2018	William Blair Funds	133

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Repurchase agreements and commercial paper are valued at cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, the credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

134	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

As of June 30, 2018, the value of securities and other assets, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

Investments in securities			Growth	Large Cap Growth	Mid Cap Growth
Level 1—Quoted prices
Common Stocks			$339,586	$238,842	$61,755
Level 2—Other significant observable inputs
Short-Term Investments			2,559	1,883	1,406
Level 3—Significant unobservable inputs
None			—	—	—
Total investments in securities			$342,145	$240,725	$63,161

Investments in securities		Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks		$2,408,793	$2,001	$607,518	$633,981
Exchange-Traded Fund		—	62	5,776	6,464
Level 2—Other significant observable inputs
Short-Term Investments		17,257	—	9,560	12,056
Level 3—Significant unobservable inputs
None		—	—	—	—
Total investments in securities		$2,426,050	$2,063	$622,854	$652,501

Investments in securities	Global Leaders	International Leaders	International Developed Plus	Institutional International Developed Plus	International Growth
Level 1—Quoted prices
Common Stocks	$133,981	$70,810	$26,078	$4,321	$369,538
Level 2—Other significant observable inputs
Common Stocks	69,157	342,945	83,590	13,865	2,478,292
Preferred Stocks	—	—	—	—	8,345
Short-Term Investments	4,055	5,855	2,837	624	7,204
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$207,193	$419,610	$112,505	$18,810	$2,863,379

Investments in securities	Institutional International Growth	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$276,168	$47,093	$133,655	$229,824	$59,948
Preferred Stocks	—	—	9,539	10,209	4,777
Level 2—Other significant observable inputs
Common Stocks	1,853,119	510,384	286,456	801,715	395,113
Preferred Stocks	6,240	—	—	—	—
Short-Term Investments	8,051	21,690	5,744	26,279	9,844
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$2,143,578	$579,167	$435,394	$1,068,027	$469,682

June 30, 2018	William Blair Funds	135

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

Investments in securities	Bond	Income	Low Duration	Macro Allocation
Assets
Level 1—Quoted Prices
Common Stocks	$—	$—	$—	$7,299
Exchange-Traded Funds	—	—	—	825,402
Level 2—Other significant observable inputs
Asset-Backed Securities	4,207	1,014	27,576	—
Commercial Paper	—	600	2,750	—
Corporate Obligation/Notes	248,728	22,211	60,391	—
Foreign Government	—	—	—	27,041
Purchased Options	—	—	—	3,018
Short-Term Investments	—	690	—	32,991
U.S. Government and U.S. Agency	266,290	39,436	83,027	314,865
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
None	—	—	—	—
Level 2—Other significant observable inputs
Written Options	—	—	—	(509)
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$519,225	$63,951	$173,744	$1,210,107
Other financial instruments
Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$14,635
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	27,253
Swaps	56	—	—	296
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	(5,912)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(12,496)
Swaps	—	—	—	(5,223)
U.S. Government Agency	—	(4,860)	(14,579)	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total Other Financial Instruments	$56	$(4,860)	$(14,579)	$18,553

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth and Institutional International Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures approved by the Board of Trustees. There were various factors considered in reaching these fair value determinations, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, and analysis of the company’s performance and market trends that influence its performance. Level 3 securities represented 0.00% and 0.00% as a percentage of net assets in the International Growth and Institutional International Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at June 30, 2018 is included in the Change in net unrealized appreciation (depreciation) of Investments in the Statements of Operations.

136	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth	0.70%
Mid Cap Growth	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders[2]	0.95%
International Equity Funds
International Leaders[3]	0.90%
International Developed Plus[4]	0.90%
Institutional International Developed Plus:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of gross income.
2	Prior to May 1, 2018, the Global Leaders Fund paid a management fee at a rate of 1.00% of the Fund’s average daily net assets. Effective May 1, 2018, the management fee paid to the Adviser was reduced to 0.95%.
3	Prior to May 1, 2018, the International Leaders Fund paid a management fee at a rate of 0.95% of the Fund’s average daily net assets. Effective May 1, 2018, the management fee paid to the Adviser was reduced to 0.90%.
4	Prior to May 1, 2018, the International Developed Plus Fund paid a management fee at a rate of 1.00% of the first $250 million of the Fund’s average daily net assets; plus 0.90% of the Fund’s average daily net assets over $250 million. Effective May 1, 2018, the management fee paid to the Adviser was reduced to 0.90% of the Fund’s average daily net assets.

June 30, 2018	William Blair Funds	137

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2019. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional Class
Fund	Effective May 1, 2018 through April 30, 2019	Effective May 1, 2017 through April 30, 2018	Effective May 1, 2018 through April 30, 2019	Effective May 1, 2017 through April 30, 2018	Effective May 1, 2018 through April 30, 2019	Effective May 1, 2017 through April 30, 2018
Growth	1.20%	1.20%	0.95%	0.95%	N/A	N/A
Large Cap Growth	1.05%	1.05%	0.80%	0.80%	N/A	N/A
Mid Cap Growth	1.20%	1.30%	0.95%	1.05%	N/A	N/A
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small-Mid Cap Value	1.25%	1.35%	1.00%	1.10%	N/A	N/A
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Small Cap Value	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Global Leaders	1.30%	1.40%	1.05%	1.15%	1.00%	1.00%
International Leaders	1.25%	1.35%	1.00%	1.10%	0.95%	0.95%
International Developed Plus	1.25%	1.30%	1.00%	1.05%	N/A	N/A
Institutional International Developed Plus	N/A	N/A	N/A	N/A	0.90%	0.90%
International Growth	1.45%	1.45%	1.20%	1.20%	N/A	N/A
Institutional International Growth	N/A	N/A	N/A	N/A	1.05%	1.05%
International Small Cap Growth	1.55%	1.65%	1.30%	1.40%	1.25%	1.25%
Emerging Markets Leaders	1.55%	1.65%	1.30%	1.40%	1.25%	1.25%
Emerging Markets Growth	1.60%	1.70%	1.35%	1.45%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.55%	1.65%	1.30%	1.40%	1.25%	1.25%
Bond	0.60%	0.65%	0.45%	0.50%	0.40%	0.35%
Income	0.85%	0.85%	0.70%	0.70%	N/A	N/A
Low Duration	0.55%	0.65%	0.40%	0.50%	0.35%	0.35%
Macro Allocation	1.25%	1.35%	1.00%	1.10%	0.95%	0.95%

138	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

For the period ended June 30, 2018, the fee waivers and/or expense reimbursements received by each Fund were as follows (in thousands):

Fund	Fund Level Waiver	Class N Specific Waiver	Class I Specific Waiver	Total Waiver
Growth	$ —	$ —	$ —	$ —
Large Cap Growth	—	16	63	79
Mid Cap Growth	49	4	43	96
Small-Mid Cap Growth	—	115	412	527
Small-Mid Cap Value	52	—	1	53
Small Cap Growth	—	15	—	15
Small Cap Value	—	8	131	139
Global Leaders	79	1	2	82
International Leaders	94	2	4	100
International Developed Plus	47	2	59	108
Institutional International Developed Plus	63	—	—	63
International Growth	—	12	—	12
Institutional International Growth	—	—	—	—
International Small Cap Growth	—	—	—	—
Emerging Markets Leaders	—	1	—	1
Emerging Markets Growth	—	—	—	—
Emerging Markets Small Cap Growth	40	2	13	55
Bond	3	16	19	38
Income	—	7	—	7
Low Duration	59	—	—	59
Macro Allocation	—	—	—	—

(b) Underwriting, Distribution Services, and Shareholder Administration Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Developed Plus Fund and Institutional International Growth Fund, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with WBC to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds previously agreed to pay an annual fee, payable monthly, of 0.15% of average daily net assets attributable to each class, respectively, all of which had been waived by WBC since January 2015. Effective January 1, 2018, the fee was reduced to 0.00%. WBC has provided, and continues to provide, shareholder administration services pursuant to the Shareholder Administration Agreements.

June 30, 2018	William Blair Funds	139

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and securities whose maturities or expiration dates at the time of purchase were one year or less, for the period ended June 30, 2018, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$87,051	$143,522
Large Cap Growth	53,788	43,413
Mid Cap Growth	19,185	42,357
Small-Mid Cap Growth	1,045,317	608,711
Small-Mid Cap Value	1,553	3,043
Small Cap Growth	240,311	186,508
Small Cap Value	232,862	277,528
Global Leaders	41,824	60,269
International Leaders	89,322	49,379
International Developed Plus	35,541	38,282
Institutional International Developed Plus	6,354	6,100
International Growth	1,083,922	1,250,858
Institutional International Growth	877,380	1,001,172
International Small Cap Growth	285,883	287,651
Emerging Markets Leaders	155,339	159,624
Emerging Markets Growth	695,040	863,591
Emerging Markets Small Cap Growth	492,953	445,425
Bond	100,844	87,982
Income	35,684	51,962
Low Duration	117,308	164,886
Macro Allocation	165,582	252,343

Investment transactions in U.S. government securities whose maturities at the time of purchase were greater than one year for the period ended June 30, 2018, were as follows (in thousands):

Fund	Purchases	Sales
Bond	$—	$712
Income	2,336	2,975
Low Duration	—	—

140	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of June 30, 2018, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the period ended June 30, 2018.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. A futures contract can be closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker each day. Gains or losses on futures contracts are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset in the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability in the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed in the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and

June 30, 2018	William Blair Funds	141

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, which is the variance strike price of the reference

142	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

entity, to the receiver for the floating rate, which is the realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of June 30, 2018 and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Credit	Receivable for variation margin on centrally cleared swaps	$56	Payable for variation margin on centrally cleared swaps	$—
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps	—	Payable for variation margin on centrally cleared swaps	274
Currency	Unrealized appreciation on forward foreign currency contracts	27,253	Unrealized depreciation on forward foreign currency contracts	12,496
Currency	Investments in securities, at value	1,112	Options written, at value	—
Equity	Receivable for variation margin on futures	14,635	Payable for variation margin on futures	5,478
Equity	Investments in securities, at value	833	Options written, at value	—
Equity	Unrealized appreciation on swap contracts	296	Unrealized depreciation on swap contracts	2,987
Interest rate	Investments in securities, at value	1,073	Options written, at value	509
Interest rate	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	1,322
Interest rate	Receivable for variation margin on futures	—	Payable for variation margin on futures	434
Interest rate	Receivable for variation margin on centrally cleared swaps	—	Payable for variation margin on centrally cleared swaps	640

The table above includes cumulative appreciation/(depreciation) on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Portfolio of Investments. Variation margin receivable/payable on futures contracts and centrally cleared swaps is reported within the Statements of Assets and Liabilities.

June 30, 2018	William Blair Funds	143

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the period ended June 30, 2018 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Bond
Credit	Swaps	$(51)	Swaps	$102
Macro Allocation
Credit	Swaps	176	Swaps	(397)
Currency	Forward foreign currency contracts	5,537	Forward foreign currency contracts	14,792
Currency	Options	1,458	Options	109
Equity	Futures contracts	(39,047)	Futures contracts	24,560
Equity	Options	(1,711)	Options	(176)
Equity	Swaps	5,644	Swaps	(7,264)
Interest rate	Futures contracts	454	Futures contracts	(532)
Interest rate	Options	(5,263)	Options	378
Interest rate	Swaps	2,464	Swaps	(2,390)

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Macro Allocation Fund’s Statement of Assets and Liabilities at June 30, 2018 (in thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
	Forward				Forward
	Foreign				Foreign				Net	Collateral
	Currency	Purchased			Currency	Written			Market	Pledged	Net
Counterparty	Contracts	Options	Swaps	Total	Contracts	Options	Swaps	Total	Value	(Received)	Exposure
Citibank N.A.	$27,253	$2,185	$153	$29,591	$(12,496)	$(509)	$(1,162)	$(14,167)	$15,424	$(16,840)	$(1,416)
Credit Suisse	—	833	—	833	—	—	(1,322)	(1,322)	(489)	5,133	4,644
Goldman Sachs	—	—	143	143	—	—	(1,825)	(1,825)	(1,682)	496	(1,186)

The net exposure represents the amount due from/(due to) the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day. For Credit Suisse, the exposure is due to initial margin requirements of approximately $4,555 (in thousands) for total return swaps on futures.

144	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the period ended June 30, 2018 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$13,146	$—	$6,799	$6,347	1,174	—	610	564
Large Cap Growth	15,388	—	4,887	10,501	1,063	—	339	724
Mid Cap Growth	396	—	1,172	(776)	34	—	105	(71)
Small-Mid Cap Growth	272,376	—	45,981	226,395	11,057	—	1,853	9,204
Small-Mid Cap Value	19	—	3	16	1	—	—	1
Small Cap Growth	57,697	—	29,622	28,075	1,951	—	1,050	901
Small Cap Value	1,438	—	4,829	(3,391)	73	—	241	(168)
Global Leaders	982	—	610	372	63	—	40	23
International Leaders	2,008	—	1,539	469	119	—	92	27
International Developed Plus	207	—	868	(661)	12	—	52	(40)
International Growth	33,030	—	83,026	(49,996)	1,069	—	2,678	(1,609)
International Small Cap Growth	45	—	373	(328)	3	—	24	(21)
Emerging Markets Leaders	1,944	—	2,085	(141)	176	—	186	(10)
Emerging Markets Growth	1,779	—	1,460	319	109	—	91	18
Emerging Markets Small Cap Growth	2,232	—	4,265	(2,033)	121	—	225	(104)
Bond	17,285	1,743	13,147	5,881	1,694	172	1,296	570
Income	1,478	577	14,794	(12,739)	173	67	1,730	(1,490)
Low Duration	1,134	25	898	261	128	3	101	30
Macro Allocation	4,916	—	10,343	(5,427)	413	—	872	(459)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$7,500	$—	$68,439	$(60,939)	599	—	5,451	(4,852)
Large Cap Growth	13,992	—	12,361	1,631	924	—	822	102
Mid Cap Growth	4,462	—	26,037	(21,575)	357	—	2,130	(1,773)
Small-Mid Cap Growth	396,348	—	181,752	214,596	15,087	—	7,029	8,058
Small-Mid Cap Value	158	—	1,733	(1,575)	11	—	125	(114)
Small Cap Growth	72,342	—	39,421	32,921	2,256	—	1,249	1,007
Small Cap Value	38,009	—	76,878	(38,869)	1,866	—	3,761	(1,895)
Global Leaders	9,231	—	3,030	6,201	595	—	198	397
International Leaders	22,820	—	7,079	15,741	1,364	—	422	942
International Developed Plus	557	—	4,738	(4,181)	33	—	285	(252)
International Growth	112,126	—	245,564	(133,438)	3,513	—	7,761	(4,248)
International Small Cap Growth	61,841	—	47,124	14,717	3,941	—	2,949	992
Emerging Markets Leaders	7,155	—	5,918	1,237	640	—	526	114
Emerging Markets Growth	23,149	—	26,479	(3,330)	1,393	—	1,635	(242)
Emerging Markets Small Cap Growth	65,809	—	35,005	30,804	3,535	—	1,893	1,642
Bond	47,838	6,925	68,825	(14,062)	4,756	691	6,860	(1,413)
Income	2,273	697	14,657	(11,687)	265	82	1,712	(1,365)
Low Duration	5,197	1,421	64,853	(58,235)	587	161	7,304	(6,556)
Macro Allocation	127,338	—	171,359	(44,021)	10,656	—	14,375	(3,719)

June 30, 2018	William Blair Funds	145

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$1,229	$—	$29,005	$(27,776)	80	—	1,866	(1,786)
International Leaders	32,904	—	9,100	23,804	1,941	—	543	1,398
Institutional International Developed Plus	—	—	49	(49)	—	—	4	(4)
Institutional International Growth	156,011	—	277,881	(121,870)	8,551	—	15,168	(6,617)
International Small Cap Growth	10,373	—	23,973	(13,600)	649	—	1,529	(880)
Emerging Markets Leaders	24,589	—	35,740	(11,151)	2,183	—	3,268	(1,085)
Emerging Markets Growth	88,155	—	238,334	(150,179)	5,258	—	14,634	(9,376)
Emerging Markets Small Cap Growth	37,070	—	10,346	26,724	1,993	—	550	1,443
Bond	3,725	1,853	10,106	(4,528)	374	185	1,017	(458)
Low Duration	3,815	1,351	3,801	1,365	430	153	429	154
Macro Allocation	34,688	—	55,014	(20,326)	2,917	—	4,663	(1,746)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$20,646	$—	$75,238	$(54,592)	1,773	—	6,061	(4,288)
Large Cap Growth	29,380	—	17,248	12,132	1,987	—	1,161	826
Mid Cap Growth	4,858	—	27,209	(22,351)	391	—	2,235	(1,844)
Small-Mid Cap Growth	668,724	—	227,733	440,991	26,144	—	8,882	17,262
Small-Mid Cap Value	177	—	1,736	(1,559)	12	—	125	(113)
Small Cap Growth	130,039	—	69,043	60,996	4,207	—	2,299	1,908
Small Cap Value	39,447	—	81,707	(42,260)	1,939	—	4,002	(2,063)
Global Leaders	11,442	—	32,645	(21,203)	738	—	2,104	(1,366)
International Leaders	57,732	—	17,718	40,014	3,424	—	1,057	2,367
International Developed Plus	764	—	5,606	(4,842)	45	—	337	(292)
Institutional International Developed Plus	—	—	49	(49)	—	—	4	(4)
International Growth	145,156	—	328,590	(183,434)	4,582	—	10,439	(5,857)
Institutional International Growth	156,011	—	277,881	(121,870)	8,551	—	15,168	(6,617)
International Small Cap Growth	72,259	—	71,470	789	4,593	—	4,502	91
Emerging Markets Leaders	33,688	—	43,743	(10,055)	2,999	—	3,980	(981)
Emerging Markets Growth	113,083	—	266,273	(153,190)	6,760	—	16,360	(9,600)
Emerging Markets Small Cap Growth	105,111	—	49,616	55,495	5,649	—	2,668	2,981
Bond	68,848	10,521	92,078	(12,709)	6,824	1,048	9,173	(1,301)
Income	3,751	1,274	29,451	(24,426)	438	149	3,442	(2,855)
Low Duration	10,146	2,797	69,552	(56,609)	1,145	317	7,834	(6,372)
Macro Allocation	166,942	—	236,716	(69,774)	13,986	—	19,910	(5,924)

146	Semiannual Report	June 30, 2018

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2017 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$2,767	$10,496	$41,517	$(28,254)	220	1,026	3,364	(2,118)
Large Cap Growth	12,606	146	3,699	9,053	1,059	11	309	761
Mid Cap Growth	1,284	919	13,722	(11,519)	113	85	1,153	(955)
Small-Mid Cap Growth	87,018	11,824	76,905	21,937	3,871	514	3,528	857
Small-Mid Cap Value	19	28	27	20	2	2	2	2
Small Cap Growth	66,284	23,270	69,840	19,714	2,362	884	2,439	807
Small Cap Value	4,125	2,069	10,395	(4,201)	203	104	508	(201)
Global Leaders	1,070	279	780	569	78	19	59	38
International Leaders	6,217	188	1,194	5,211	432	12	81	363
International Developed Plus	691	55	1,088	(342)	45	3	70	(22)
International Growth	50,070	9,669	210,605	(150,866)	1,863	324	7,645	(5,458)
International Small Cap Growth	708	513	7,355	(6,134)	50	34	484	(400)
Emerging Markets Leaders	2,641	12	3,440	(787)	271	1	338	(66)
Emerging Markets Growth	682	70	2,510	(1,758)	49	4	179	(126)
Emerging Markets Small Cap Growth	5,081	423	2,964	2,540	295	24	186	133
Bond	20,164	3,940	66,445	(42,341)	1,934	378	6,372	(4,060)
Income	8,700	1,377	22,470	(12,393)	986	156	2,546	(1,404)
Low Duration	786	85	6,068	(5,197)	87	9	672	(576)
Macro Allocation	8,704	257	31,131	(22,170)	745	22	2,675	(1,908)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$25,451	$81,062	$306,735	$(200,222)	1,915	7,067	22,849	(13,867)
Large Cap Growth	50,357	884	21,605	29,636	4,124	63	1,774	2,413
Mid Cap Growth	9,557	10,131	75,132	(55,444)	795	886	6,181	(4,500)
Small-Mid Cap Growth	552,371	80,961	417,940	215,392	24,056	3,359	17,523	9,892
Small-Mid Cap Value	609	332	737	204	42	24	50	16
Small Cap Growth	61,059	49,339	62,897	47,501	2,010	1,702	2,068	1,644
Small Cap Value	91,392	45,722	169,851	(32,737)	4,386	2,237	8,131	(1,508)
Global Leaders	4,803	2,421	4,692	2,532	369	169	351	187
International Leaders	25,424	1,177	9,441	17,160	1,779	73	580	1,272
International Developed Plus	21,920	2,098	9,628	14,390	1,398	128	628	898
International Growth	195,965	33,924	682,927	(453,038)	7,092	1,111	24,114	(15,911)
International Small Cap Growth	49,384	26,655	104,367	(28,328)	3,353	1,752	7,013	(1,908)
Emerging Markets Leaders	12,824	317	8,364	4,777	1,302	30	893	439
Emerging Markets Growth	16,176	1,017	23,951	(6,758)	1,115	65	1,707	(527)
Emerging Markets Small Cap Growth	94,539	8,107	31,293	71,353	5,769	453	1,876	4,346
Bond	134,250	12,422	84,447	62,225	13,010	1,203	8,184	6,029
Income	10,520	1,759	18,387	(6,108)	1,201	201	2,103	(701)
Low Duration	84,636	4,341	174,620	(85,643)	9,393	483	19,383	(9,507)
Macro Allocation	214,907	7,674	417,802	(195,221)	18,321	651	35,612	(16,640)

June 30, 2018	William Blair Funds	147

Notes to Financial Statements (information as of June 30, 2018 is unaudited)

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$2,559	$ 5,655	$ 20,455	$(12,241)	198	394	1,511	(919)
International Leaders	38,667	4,960	17,973	25,654	2,552	307	1,200	1,659
Institutional International Developed Plus	150	212	1,432	(1,070)	10	15	112	(87)
Institutional International Growth	192,850	90,689	524,901	(241,362)	11,839	5,115	32,006	(15,052)
International Small Cap Growth	8,701	23,256	16,528	15,429	558	1,520	1,054	1,024
Emerging Markets Leaders	62,264	3,067	30,182	35,149	6,513	288	2,936	3,865
Emerging Markets Growth	303,312	10,235	378,630	(65,083)	22,768	645	26,296	(2,883)
Emerging Markets Small Cap Growth	31,040	4,554	38,952	(3,358)	1,822	254	2,289	(213)
Bond	5,456	3,799	12,891	(3,636)	530	368	1,251	(353)
Low Duration	56,356	1,908	9,982	48,282	6,253	213	1,112	5,354
Macro Allocation	81,930	5,947	207,896	(120,019)	6,962	504	17,587	(10,121)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$28,218	$91,558	$ 348,252	$(228,476)	2,135	8,093	26,213	(15,985)
Large Cap Growth	62,963	1,030	25,304	38,689	5,183	74	2,083	3,174
Mid Cap Growth	10,841	11,050	88,854	(66,963)	908	971	7,334	(5,455)
Small-Mid Cap Growth	639,389	92,785	494,845	237,329	27,927	3,873	21,051	10,749
Small-Mid Cap Value	628	360	764	224	44	26	52	18
Small Cap Growth	127,343	72,609	132,737	67,215	4,372	2,586	4,507	2,451
Small Cap Value	95,517	47,791	180,246	(36,938)	4,589	2,341	8,639	(1,709)
Global Leaders	8,432	8,355	25,927	(9,140)	645	582	1,921	(694)
International Leaders	70,308	6,325	28,608	48,025	4,763	392	1,861	3,294
International Developed Plus	22,611	2,153	10,716	14,048	1,443	131	698	876
Institutional International Developed Plus	150	212	1,432	(1,070)	10	15	112	(87)
International Growth	246,035	43,593	893,532	(603,904)	8,955	1,435	31,759	(21,369)
Institutional International Growth	192,850	90,689	524,901	(241,362)	11,839	5,115	32,006	(15,052)
International Small Cap Growth	58,793	50,424	128,250	(19,033)	3,961	3,306	8,551	(1,284)
Emerging Markets Leaders	77,729	3,396	41,986	39,139	8,086	319	4,167	4,238
Emerging Markets Growth	320,170	11,322	405,091	(73,599)	23,932	714	28,182	(3,536)
Emerging Markets Small Cap Growth	130,660	13,084	73,209	70,535	7,886	731	4,351	4,266
Bond	159,870	20,161	163,783	16,248	15,474	1,949	15,807	1,616
Income	19,220	3,136	40,857	(18,501)	2,187	357	4,649	(2,105)
Low Duration	141,778	6,334	190,670	(42,558)	15,733	705	21,167	(4,729)
Macro Allocation	305,541	13,878	656,829	(337,410)	26,028	1,177	55,874	(28,669)

(8) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

148	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.27	$11.41	$12.52	$13.55	$14.79	$12.05
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.02)	(0.04)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.33	2.78	(0.08)	0.75	1.03	4.25
Total from investment operations	1.31	2.76	(0.10)	0.71	0.96	4.18
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	3.90	1.01	1.74	2.20	1.44
Total distributions	—	3.90	1.01	1.74	2.20	1.44
Net asset value, end of year	$11.58	$10.27	$11.41	$12.52	$13.55	$14.79
Total return (%)*	12.76	24.35	(0.98)	5.31	6.59	35.00
Ratios to average daily net assets (%)**:
Expenses	1.20	1.20	1.21	1.19	1.18	1.19
Net investment income (loss)	(0.28)	(0.14)	(0.15)	(0.29)	(0.50)	(0.51)
Class N net assets at the end of the year (in thousands)	$45,879	$34,886	$62,936	$149,754	$272,765	$291,326
Portfolio turnover rate (%)*	25	38	79	78	100	52

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.51	$12.39	$13.50	$14.43	$15.56	$12.58
Income (loss) from investment operations:
Net investment income (loss)	0.00 ^	0.02	0.03	0.01	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.49	3.02	(0.10)	0.80	1.10	4.45
Total from investment operations	1.49	3.04	(0.07)	0.81	1.07	4.42
Less distributions from:
Net investment income	—	0.02	0.03	—	—	0.00 ^
Net realized gain	—	3.90	1.01	1.74	2.20	1.44
Total distributions	—	3.92	1.04	1.74	2.20	1.44
Net asset value, end of year	$13.00	$11.51	$12.39	$13.50	$14.43	$15.56
Total return (%)*	12.95	24.64	(0.69)	5.69	6.96	35.43
Ratios to average daily net assets (%)**:
Expenses	0.90	0.92	0.90	0.89	0.86	0.85
Net investment income (loss)	0.01	0.12	0.20	0.06	(0.20)	(0.17)
Class I net assets at the end of the year (in thousands)	$297,024	$318,848	$514,870	$696,744	$688,038	$623,225
Portfolio turnover rate (%)*	25	38	79	78	100	52

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

June 30, 2018	William Blair Funds	149

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.35	$10.26	$10.15	$10.46	$10.03	$8.14
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	0.02	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	1.65	3.19	0.18	0.75	1.46	2.70
Total from investment operations	1.64	3.17	0.20	0.73	1.44	2.67
Less distributions from:
Net investment income	—	—	0.01	—	—	—
Net realized gain	—	0.08	0.08	1.04	1.01	0.78
Total distributions	—	0.08	0.09	1.04	1.01	0.78
Net asset value, end of year	$14.99	$13.35	$10.26	$10.15	$10.46	$10.03
Total return (%)*	12.28	30.88	1.97	7.04	14.29	33.00
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.05	1.05	1.05	1.07	1.13	1.20
Expenses, before waivers and reimbursements	1.15	1.19	1.23	1.28	1.31	1.46
Net investment income (loss), net of waivers and reimbursements	(0.12)	(0.13)	0.17	(0.22)	(0.23)	(0.36)
Net investment income (loss), before waivers and reimbursements	(0.22)	(0.27)	(0.01)	(0.43)	(0.41)	(0.62)
Class N net assets at the end of the year (in thousands)	$39,594	$25,604	$11,860	$10,443	$8,831	$6,678
Portfolio turnover rate (%)*	19	29	44	38	50	48

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$13.97	$10.70	$10.58	$10.84	$10.33	$8.35
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	0.04	(0.00)^	0.00 ^	(0.01)
Net realized and unrealized gain (loss) on investments	1.72	3.33	0.19	0.78	1.52	2.77
Total from investment operations	1.73	3.35	0.23	0.78	1.52	2.76
Less distributions from:
Net investment income	—	—	0.03	—	—	—
Net realized gain	—	0.08	0.08	1.04	1.01	0.78
Total distributions	—	0.08	0.11	1.04	1.01	0.78
Net asset value, end of year	$15.70	$13.97	$10.70	$10.58	$10.84	$10.33
Total return (%)*	12.38	31.29	2.22	7.26	14.65	33.24
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.80	0.80	0.80	0.82	0.88	0.95
Expenses, before waivers and reimbursements	0.87	0.90	0.91	0.95	1.00	1.11
Net investment income (loss), net of waivers and reimbursements	0.13	0.13	0.41	0.03	0.02	(0.11)
Net investment income (loss), before waivers and reimbursements	0.06	0.03	0.30	(0.10)	(0.10)	(0.27)
Class I net assets at the end of the year (in thousands)	$201,617	$177,959	$110,475	$59,038	$50,778	$40,513
Portfolio turnover rate (%)*	19	29	44	38	50	48

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$10.92	$10.69	$11.28	$14.20	$15.21	$12.65
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.08)	(0.06)	(0.09)	(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments	1.30	2.29	0.09	0.04	1.26	3.74
Total from investment operations	1.27	2.21	0.03	(0.05)	1.14	3.61
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.98	0.62	2.87	2.15	1.05
Total distributions	—	1.98	0.62	2.87	2.15	1.05
Net asset value, end of year	$12.19	$10.92	$10.69	$11.28	$14.20	$15.21
Total return (%)*	11.63	20.88	0.23	(0.20)	7.53	28.77
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.27	1.30	1.30	1.32	1.35	1.35
Expenses, before waivers and reimbursements	1.57	1.49	1.45	1.43	1.35	1.42
Net investment income (loss), net of waivers and reimbursements	(0.52)	(0.65)	(0.53)	(0.65)	(0.80)	(0.90)
Net investment income (loss), before waivers and reimbursements	(0.82)	(0.84)	(0.68)	(0.76)	(0.80)	(0.97)
Class N net assets at the end of the year (in thousands)	$6,006	$6,166	$16,234	$25,105	$37,413	$41,849
Portfolio turnover rate (%)*	30	59	60	65	81	83

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.57	$11.20	$11.76	$14.65	$15.58	$12.91
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.05)	(0.03)	(0.06)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	1.38	2.40	0.09	0.04	1.31	3.82
Total from investment operations	1.36	2.35	0.06	(0.02)	1.22	3.72
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.98	0.62	2.87	2.15	1.05
Total distributions	—	1.98	0.62	2.87	2.15	1.05
Net asset value, end of year	$12.93	$11.57	$11.20	$11.76	$14.65	$15.58
Total return (%)*	11.75	21.18	0.48	0.00	7.87	29.04
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.02	1.05	1.05	1.07	1.10	1.10
Expenses, before waivers and reimbursements	1.30	1.23	1.18	1.14	1.10	1.15
Net investment income (loss), net of waivers and reimbursements	(0.26)	(0.40)	(0.26)	(0.41)	(0.55)	(0.65)
Net investment income (loss), before waivers and reimbursements	(0.54)	(0.58)	(0.39)	(0.48)	(0.55)	(0.70)
Class I net assets at the end of the year (in thousands)	$56,794	$71,369	$119,424	$174,617	$302,373	$385,779
Portfolio turnover rate (%)*	30	59	60	65	81	83

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.36	$19.20	$18.53	$18.72	$18.80	$14.21
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.16)	(0.09)	(0.10)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on investments	2.60	5.62	1.29	0.93	1.68	6.01
Total from investment operations	2.51	5.46	1.20	0.83	1.56	5.86
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.30	0.53	1.02	1.64	1.27
Total distributions	—	1.30	0.53	1.02	1.64	1.27
Net asset value, end of year	$25.87	$23.36	$19.20	$18.53	$18.72	$18.80
Total return (%)*	10.74	28.57	6.45	4.47	8.33	41.49
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35	1.35
Expenses, before waivers and reimbursements.	1.41	1.43	1.43	1.42	1.38	1.46
Net investment income (loss), net of waivers and reimbursements	(0.70)	(0.74)	(0.51)	(0.51)	(0.63)	(0.88)
Net investment income (loss), before waivers and reimbursements	(0.76)	(0.82)	(0.59)	(0.58)	(0.66)	(0.99)
Class N net assets at the end of the year (in thousands)	$491,568	$228,828	$171,638	$169,595	$83,047	$73,207
Portfolio turnover rate (%)*	28	64	66	44	49	53

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$24.48	$20.02	$19.25	$19.36	$19.34	$14.55
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.11)	(0.05)	(0.06)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	2.73	5.87	1.35	0.97	1.74	6.17
Total from investment operations	2.67	5.76	1.30	0.91	1.66	6.06
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	1.30	0.53	1.02	1.64	1.27
Total distributions	—	1.30	0.53	1.02	1.64	1.27
Net asset value, end of year	$27.15	$24.48	$20.02	$19.25	$19.36	$19.34
Total return (%)*	10.91	28.90	6.72	4.74	8.62	41.89
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10	1.10
Expenses, before waivers and reimbursements	1.15	1.16	1.16	1.15	1.15	1.10
Net investment income (loss), net of waivers and reimbursements	(0.46)	(0.49)	(0.28)	(0.28)	(0.38)	(0.62)
Net investment income (loss), before waivers and reimbursements	(0.51)	(0.55)	(0.34)	(0.33)	(0.43)	(0.62)
Class I net assets at the end of the year (in thousands)	$1,966,699	$1,576,180	$1,090,939	$1,019,544	$793,789	$617,374
Portfolio turnover rate (%)*	28	64	66	44	49	53

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

	Class N
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.31	$14.53	$12.54	$13.63	$14.11	$11.29
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04	0.04	0.04	0.00 ^	0.00 ^
Net realized and unrealized gain (loss) on investments	0.09	1.33	2.55	(0.47)	0.64	4.06
Total from investment operations	0.12	1.37	2.59	(0.43)	0.64	4.06
Less distributions from:
Net investment income	—	0.02	0.01	0.01	—	—
Net realized gain	—	1.57	0.59	0.65	1.12	1.24
Total distributions	—	1.59	0.60	0.66	1.12	1.24
Net asset value, end of year	$14.43	$14.31	$14.53	$12.54	$13.63	$14.11
Total return (%)*	0.84	9.59	20.69	(3.13)	4.66	36.29
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.32	1.35	1.35	1.37	1.40	1.40
Expenses, before waivers and reimbursements	5.61	4.83	4.15	3.93	4.50	4.50
Net investment income (loss), net of waivers and reimbursements	0.41	0.27	0.29	0.27	0.02	(0.04)
Net investment income (loss), before waivers and reimbursements	(3.88)	(3.21)	(2.51)	(2.29)	(3.08)	(3.14)
Class N net assets at the end of the year (in thousands)	$304	$284	$267	$855	$946	$1,205
Portfolio turnover rate (%)*	64	70	45	35	69	61

	Class I
	(unaudited)
	Period Ended
	June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.24	$14.47	$12.54	$13.63	$14.12	$11.29
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.07	0.08	0.07	0.05	0.03
Net realized and unrealized gain (loss) on investments	0.10	1.33	2.55	(0.47)	0.63	4.07
Total from investment operations	0.14	1.40	2.63	(0.40)	0.68	4.10
Less distributions from:
Net investment income	—	0.06	0.11	0.04	0.05	0.03
Net realized gain	—	1.57	0.59	0.65	1.12	1.24
Total distributions	—	1.63	0.70	0.69	1.17	1.27
Net asset value, end of year	$14.38	$14.24	$14.47	$12.54	$13.63	$14.12
Total return (%)*	0.98	9.84	21.00	(2.86)	4.96	36.69
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.07	1.10	1.10	1.12	1.15	1.15
Expenses, before waivers and reimbursements	5.32	4.55	3.92	3.72	4.16	4.24
Net investment income (loss), net of waivers and reimbursements	0.55	0.51	0.62	0.52	0.36	0.21
Net investment income (loss), before waivers and reimbursements	(3.70)	(2.94)	(2.20)	(2.08)	(2.65)	(2.88)
Class I net assets at the end of the year (in thousands)	$1,759	$3,359	$3,186	$3,220	$3,407	$2,073
Portfolio turnover rate (%)*	64	70	45	35	69	61

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$26.87	$25.24	$22.47	$25.61	$30.02	$23.68
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.25)	(0.18)	(0.22)	(0.30)	(0.26)
Net realized and unrealized gain (loss) on investments	4.28	6.88	4.43	(0.93)	1.02	12.52
Total from investment operations	4.14	6.63	4.25	(1.15)	0.72	12.26
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	5.00	1.48	1.99	5.13	5.92
Total distributions	—	5.00	1.48	1.99	5.13	5.92
Net asset value, end of year	$31.01	$26.87	$25.24	$22.47	$25.61	$30.02
Total return (%)*	15.41	26.70	18.89	(4.44)	2.62	52.76
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.50
Expenses, before waivers and reimbursements	1.52	1.54	1.55	1.59	1.56	1.57
Net investment income (loss), net of waivers and reimbursements	(0.95)	(0.89)	(0.79)	(0.85)	(1.00)	(0.87)
Net investment income (loss), before waivers and reimbursements	(0.97)	(0.93)	(0.84)	(0.94)	(1.06)	(0.94)
Class N net assets at the end of the year (in thousands)	$196,810	$146,291	$117,068	$111,944	$148,201	$211,562
Portfolio turnover rate (%)*	35	81	90	91	82	91

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$29.61	$27.34	$24.17	$27.32	$31.61	$24.66
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.20)	(0.13)	(0.17)	(0.23)	(0.19)
Net realized and unrealized gain (loss) on investments	4.72	7.47	4.78	(0.99)	1.07	13.06
Total from investment operations	4.61	7.27	4.65	(1.16)	0.84	12.87
Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gain	—	5.00	1.48	1.99	5.13	5.92
Total distributions	—	5.00	1.48	1.99	5.13	5.92
Net asset value, end of year	$34.22	$29.61	$27.34	$24.17	$27.32	$31.61
Total return (%)*	15.57	26.99	19.22	(4.20)	2.87	53.13
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.23	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.23	1.25	1.27	1.30	1.30	1.27
Net investment income (loss), net of waivers and reimbursements	(0.68)	(0.64)	(0.54)	(0.61)	(0.75)	(0.63)
Net investment income (loss), before waivers and reimbursements	(0.68)	(0.64)	(0.56)	(0.66)	(0.80)	(0.65)
Class I net assets at the end of the year (in thousands)	$430,991	$343,119	$271,830	$261,269	$364,241	$415,797
Portfolio turnover rate (%)*	35	81	90	91	82	91

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.15	$20.18	$16.68	$17.76	$17.63	$13.65
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.01	0.04	0.02	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.23	1.50	4.34	(1.05)	0.81	5.32
Total from investment operations	0.22	1.51	4.38	(1.03)	0.78	5.27
Less distributions from:
Net investment income	—	—	0.04	—	—	—
Net realized gain	—	1.54	0.84	0.05	0.65	1.29
Total distributions	—	1.54	0.88	0.05	0.65	1.29
Net asset value, end of year	$20.37	$20.15	$20.18	$16.68	$17.76	$17.63
Total return (%)*	1.09	7.57	26.19	(5.77)	4.49	38.91
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50	1.49
Expenses, before waivers and reimbursements	1.55	1.55	1.53	1.54	1.53	1.55
Net investment income (loss), net of waivers and reimbursements	(0.06)	0.04	0.22	0.14	(0.17)	(0.33)
Net investment income (loss), before waivers and reimbursements	(0.11)	(0.01)	0.19	0.10	(0.20)	(0.39)
Class N net assets at the end of the year (in thousands)	$26,142	$29,271	$33,359	$33,351	$40,223	$55,464
Portfolio turnover rate (%)*	37	38	33	30	39	51

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.70	$20.68	$17.08	$18.17	$18.00	$13.88
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.06	0.09	0.08	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	0.23	1.54	4.44	(1.08)	0.82	5.42
Total from investment operations	0.25	1.60	4.53	(1.00)	0.84	5.41
Less distributions from:
Net investment income	—	0.04	0.09	0.04	0.02	0.00 ^
Net realized gain	—	1.54	0.84	0.05	0.65	1.29
Total distributions	—	1.58	0.93	0.09	0.67	1.29
Net asset value, end of year	$20.95	$20.70	$20.68	$17.08	$18.17	$18.00
Total return (%)*	1.21	7.85	26.46	(5.47)	4.73	39.31
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.24	1.23	1.24
Expenses, before waivers and reimbursements	1.29	1.29	1.29	1.24	1.23	1.25
Net investment income (loss), net of waivers and reimbursements	0.19	0.29	0.47	0.43	0.12	(0.07)
Net investment income (loss), before waivers and reimbursements	0.15	0.25	0.43	0.43	0.12	(0.08)
Class I net assets at the end of the year (in thousands)	$612,695	$644,749	$675,272	$579,010	$544,963	$352,832
Portfolio turnover rate (%)*	37	38	33	30	39	51

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.53	$11.60	$11.58	$11.84	$11.43	$9.47
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.05	0.03	0.02	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.89	3.46	0.04	0.27	0.41	1.96
Total from investment operations	0.92	3.51	0.07	0.29	0.43	1.98
Less distributions from:
Net investment income	—	0.10	—	0.01	—	0.02
Net realized gain	—	0.48	0.05	0.54	0.02	—
Total distributions	—	0.58	0.05	0.55	0.02	0.02
Net asset value, end of year	$15.45	$14.53	$11.60	$11.58	$11.84	$11.43
Total return (%)*	6.33	30.31	0.62	2.49	3.76	20.86
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.35	1.37	1.36	1.39	1.50	1.50
Expenses, before waivers and reimbursements	1.45	1.63	1.62	1.61	1.62	1.63
Net investment income (loss), net of waivers and reimbursements	0.42	0.35	0.23	0.12	0.16	0.18
Net investment income (loss), before waivers and reimbursements	0.32	0.09	(0.03)	(0.10)	0.04	0.05
Class N net assets at the end of the year (in thousands)	$8,613	$7,761	$5,760	$5,588	$5,007	$6,403
Portfolio turnover rate (%)*	21	41	75	55	60	70

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.56	$11.62	$11.59	$11.85	$11.42	$9.47
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.09	0.06	0.06	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.89	3.47	0.05	0.26	0.43	1.95
Total from investment operations	0.94	3.56	0.11	0.32	0.47	1.99
Less distributions from:
Net investment income	—	0.14	0.03	0.04	0.02	0.04
Net realized gain	—	0.48	0.05	0.54	0.02	—
Total distributions	—	0.62	0.08	0.58	0.04	0.04
Net asset value, end of year	$15.50	$14.56	$11.62	$11.59	$11.85	$11.42
Total return (%)*	6.46	30.69	0.98	2.77	4.08	21.05
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.06	1.07	1.05	1.10	1.25	1.25
Expenses, before waivers and reimbursements	1.14	1.33	1.31	1.32	1.33	1.35
Net investment income (loss), net of waivers and reimbursements	0.71	0.65	0.54	0.45	0.38	0.40
Net investment income (loss), before waivers and reimbursements	0.63	0.39	0.28	0.23	0.30	0.30
Class I net assets at the end of the year (in thousands)	$70,116	$60,067	$45,772	$45,853	$52,090	$53,562
Portfolio turnover rate (%)*	21	41	75	55	60	70

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.56	$11.62	$11.59	$11.85	$11.42	$9.47
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.07	0.06	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.90	3.47	0.05	0.27	0.43	1.97
Total from investment operations	0.95	3.57	0.12	0.33	0.49	2.01
Less distributions from:
Net investment income	—	0.15	0.04	0.05	0.04	0.06
Net realized gain	—	0.48	0.05	0.54	0.02	—
Total distributions	—	0.63	0.09	0.59	0.06	0.06
Net asset value, end of year	$15.51	$14.56	$11.62	$11.59	$11.85	$11.42
Total return (%)*	6.52	30.78	1.03	2.85	4.24	21.23
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.00	1.00	1.00	1.03	1.10	1.10
Expenses, before waivers and reimbursements	1.08	1.10	1.11	1.11	1.13	1.14
Net investment income (loss), net of waivers and reimbursements	0.70	0.75	0.59	0.47	0.51	0.37
Net investment income (loss), before waivers and reimbursements	0.62	0.65	0.48	0.39	0.48	0.33
Institutional Class net assets at the end of the year (in thousands)	$125,138	$143,521	$125,199	$137,527	$106,565	$87,118
Portfolio turnover rate (%)*	21	41	75	55	60	70

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.37	$12.88	$12.89	$12.25	$12.65	$10.81
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.11	0.03	0.07	0.13	0.03
Net realized and unrealized gain (loss) on investments	0.03	3.70	0.08	0.66	(0.47)	1.99
Total from investment operations	0.17	3.81	0.11	0.73	(0.34)	2.02
Less distributions from:
Net investment income	—	0.20	0.12	0.02	0.06	0.18
Net realized gain	—	0.12	—	0.07	—	—
Total distributions	—	0.32	0.12	0.09	0.06	0.18
Net asset value, end of year	$16.54	$16.37	$12.88	$12.89	$12.25	$12.65
Total return (%)*	1.04	29.65	0.88	6.01	(2.67)	18.75
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.31	1.35	1.30	1.24	1.45	1.45
Expenses, before waivers and reimbursements	1.39	1.59	1.56	1.56	1.59	1.73
Net investment income (loss), net of waivers and reimbursements	1.65	0.72	0.24	0.51	1.00	0.29
Net investment income (loss), before waivers and reimbursements	1.57	0.48	(0.02)	0.19	0.86	0.01
Class N net assets at the end of the year (in thousands)	$10,207	$9,651	$2,922	$377	$150	$154
Portfolio turnover rate (%)*	12	41	59	29	79	73

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.44	$12.92	$12.91	$12.25	$12.65	$10.81
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.16	0.10	0.10	0.16	0.12
Net realized and unrealized gain (loss) on investments	0.02	3.71	0.04	0.65	(0.47)	1.94
Total from investment operations	0.19	3.87	0.14	0.75	(0.31)	2.06
Less distributions from:
Net investment income	—	0.23	0.13	0.02	0.09	0.22
Net realized gain	—	0.12	—	0.07	—	—
Total distributions	—	0.35	0.13	0.09	0.09	0.22
Net asset value, end of year	$16.63	$16.44	$12.92	$12.91	$12.25	$12.65
Total return (%)*	1.16	30.05	1.10	6.18	(2.43)	19.10
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.02	1.05	1.04	1.13	1.20	1.20
Expenses, before waivers and reimbursements	1.08	1.28	1.30	1.46	1.29	1.40
Net investment income (loss), net of waivers and reimbursements	2.05	1.09	0.74	0.75	1.25	1.06
Net investment income (loss), before waivers and reimbursements	1.99	0.86	0.48	0.42	1.16	0.86
Class I net assets at the end of the year (in thousands)	$76,666	$60,279	$30,944	$13,474	$9,561	$11,629
Portfolio turnover rate (%)*	12	41	59	29	79	73

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.43	$12.92	$12.90	$12.24	$12.65	$10.80
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.18	0.12	0.11	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.03	3.70	0.04	0.66	(0.47)	1.94
Total from investment operations	0.20	3.88	0.16	0.77	(0.30)	2.09
Less distributions from:
Net investment income	—	0.25	0.14	0.04	0.11	0.24
Net realized gain	—	0.12	—	0.07	—	—
Total distributions	—	0.37	0.14	0.11	0.11	0.24
Net asset value, end of year	$16.63	$16.43	$12.92	$12.90	$12.24	$12.65
Total return (%)*	1.22	30.08	1.25	6.33	(2.34)	19.39
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.95	0.95	0.95	0.98	1.05	1.05
Expenses, before waivers and reimbursements	1.00	1.03	1.06	1.15	1.14	1.25
Net investment income (loss), net of waivers and reimbursements	2.01	1.18	0.92	0.88	1.33	1.31
Net investment income (loss), before waivers and reimbursements	1.96	1.10	0.81	0.71	1.24	1.11
Institutional Class net assets at the end of the year (in thousands)	$335,974	$308,898	$221,356	$102,227	$78,251	$56,991
Portfolio turnover rate (%)*	12	41	59	29	79	73

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

International Developed Plus Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.60	$13.68	$13.85	$13.76	$14.28	$12.05
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.12	0.18	0.15	0.16	0.09
Net realized and unrealized gain (loss) on investments	(0.58)	3.08	(0.22)	0.06	(0.60)	2.25
Total from investment operations	(0.43)	3.20	(0.04)	0.21	(0.44)	2.34
Less distributions from:
Net investment income	—	0.28	0.13	0.12	0.08	0.11
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.28	0.13	0.12	0.08	0.11
Net asset value, end of year	$16.17	$16.60	$13.68	$13.85	$13.76	$14.28
Total return (%)*	(2.59)	23.43	(0.27)	1.54	(3.09)	19.47
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.29	1.30	1.30	1.32	1.38	1.45
Expenses, before waivers and reimbursements	1.50	1.54	1.60	1.60	1.56	1.65
Net investment income (loss), net of waivers and reimbursements	1.85	0.78	1.30	1.01	1.11	0.73
Net investment income (loss), before waivers and reimbursements	1.64	0.54	1.00	0.73	0.93	0.53
Class N net assets at the end of the year (in thousands)	$2,494	$3,219	$2,954	$3,020	$3,497	$4,307
Portfolio turnover rate (%)*	31	80	70	54	73	88

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.76	$13.81	$13.98	$13.91	$14.43	$12.18
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.15	0.21	0.18	0.19	0.14
Net realized and unrealized gain (loss) on investments	(0.58)	3.12	(0.22)	0.07	(0.59)	2.26
Total from investment operations	(0.41)	3.27	(0.01)	0.25	(0.40)	2.40
Less distributions from:
Net investment income	—	0.32	0.16	0.18	0.12	0.15
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.32	0.16	0.18	0.12	0.15
Net asset value, end of year	$16.35	$16.76	$13.81	$13.98	$13.91	$14.43
Total return (%)*	(2.45)	23.72	(0.02)	1.80	(2.80)	19.74
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.03	1.05	1.05	1.07	1.13	1.20
Expenses, before waivers and reimbursements	1.22	1.26	1.34	1.34	1.32	1.41
Net investment income (loss), net of waivers and reimbursements	2.06	0.93	1.52	1.26	1.35	1.07
Net investment income (loss), before waivers and reimbursements	1.87	0.72	1.23	0.99	1.16	0.86
Class I net assets at the end of the year (in thousands)	$110,502	$117,520	$84,383	$60,886	$65,012	$75,271
Portfolio turnover rate (%)*	31	80	70	54	73	88

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Institutional International Developed Plus Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$14.55	$11.84	$12.12	$12.01	$12.70	$10.82
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.16	0.20	0.15	0.21	0.13
Net realized and unrealized gain (loss) on investments	(0.30)	2.71	(0.24)	0.08	(0.65)	2.00
Total from investment operations	(0.14)	2.87	(0.04)	0.23	(0.44)	2.13
Less distributions from:
Net investment income	—	0.16	0.24	0.12	0.25	0.25
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.16	0.24	0.12	0.25	0.25
Net asset value, end of year	$14.41	$14.55	$11.84	$12.12	$12.01	$12.70
Total return (%)*	(0.96)	24.28	(0.27)	1.91	(3.50)	19.78
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.90	0.93	1.00	1.00	1.03	1.10
Expenses, before waivers and reimbursements	1.55	1.68	1.77	1.76	1.63	1.12
Net investment income (loss), net of waivers and reimbursements	2.19	1.16	1.69	1.23	1.61	1.12
Net investment income (loss), before waivers and reimbursements	1.54	0.41	0.92	0.47	1.01	1.10
Institutional Class net assets at the end of the year (in thousands)	$18,854	$19,090	$16,565	$16,030	$14,574	$100,805
Portfolio turnover rate (%)*	33	73	75	54	61	84

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$30.41	$23.86	$24.94	$25.24	$26.30	$22.43
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.21	0.20	0.18	0.31	0.27
Net realized and unrealized gain (loss) on investments	(0.75)	6.73	(0.92)	(0.25)	(1.15)	3.89
Total from investment operations	(0.54)	6.94	(0.72)	(0.07)	(0.84)	4.16
Less distributions from:
Net investment income	—	0.39	0.36	0.23	0.22	0.29
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.39	0.36	0.23	0.22	0.29
Net asset value, end of year	$29.87	$30.41	$23.86	$24.94	$25.24	$26.30
Total return (%)*	(1.78)	29.11	(2.88)	(0.27)	(3.19)	18.57
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.45	1.45	1.43	1.42	1.44	1.44
Expenses, before waivers and reimbursements	1.45	1.47	1.43	1.42	1.44	1.44
Net investment income (loss), net of waivers and reimbursements	1.36	0.78	0.84	0.71	1.17	1.13
Net investment income (loss), before waivers and reimbursements	1.36	0.76	0.84	0.71	1.17	1.13
Class N net assets at the end of the year (in thousands)	$701,999	$763,740	$729,544	$1,023,588	$978,433	$1,418,083
Portfolio turnover rate (%)*	36	82	101	70	79	97

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$31.13	$24.42	$25.51	$25.82	$26.91	$22.94
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.30	0.29	0.27	0.36	0.35
Net realized and unrealized gain (loss) on investments	(0.77)	6.89	(0.94)	(0.28)	(1.13)	3.99
Total from investment operations	(0.51)	7.19	(0.65)	(0.01)	(0.77)	4.34
Less distributions from:
Net investment income	—	0.48	0.44	0.30	0.32	0.37
Net realized gain	—	—	—	—	—	—
Total distributions	—	0.48	0.44	0.30	0.32	0.37
Net asset value, end of year	$30.62	$31.13	$24.42	$25.51	$25.82	$26.91
Total return (%)*	(1.64)	29.49	(2.54)	(0.03)	(2.86)	18.96
Ratios to average daily net assets (%)**:
Expenses	1.13	1.14	1.13	1.14	1.14	1.11
Net investment income (loss)	1.68	1.08	1.16	1.02	1.36	1.43
Class I net assets at the end of the year (in thousands)	$2,206,430	$2,375,326	$2,251,701	$2,655,156	$2,705,054	$2,877,541
Portfolio turnover rate (%)*	36	82	101	70	79	97

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.08	$14.55	$15.08	$15.26	$17.40	$14.89
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.21	0.18	0.19	0.26	0.25
Net realized and unrealized gain (loss) on investments	(0.46)	4.07	(0.54)	(0.18)	(0.71)	2.56
Total from investment operations	(0.29)	4.28	(0.36)	0.01	(0.45)	2.81
Less distributions from:
Net investment income	—	0.44	0.17	0.09	0.32	0.30
Net realized gain	—	0.31	—	0.10	1.37	—
Total distributions	—	0.75	0.17	0.19	1.69	0.30
Net asset value, end of year	$17.79	$18.08	$14.55	$15.08	$15.26	$17.40
Total return (%)*	(1.60)	29.53	(2.40)	0.09	(2.66)	18.90
Ratios to average daily net assets (%)**:
Expenses	0.97	0.97	0.98	0.96	0.97	0.97
Net investment income (loss)	1.83	1.22	1.25	1.18	1.50	1.58
Institutional Class net assets at the end of the year (in thousands)	$2,174,772	$2,330,299	$2,093,971	$2,335,632	$2,339,169	$2,440,149
Portfolio turnover rate (%)*	39	84	105	70	83	97

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.49	$12.87	$13.50	$12.56	$16.08	$13.46
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.12	0.10	0.05	0.03	0.10
Net realized and unrealized gain (loss) on investments	(0.72)	3.98	(0.72)	1.16	(1.38)	3.35
Total from investment operations	(0.66)	4.10	(0.62)	1.21	(1.35)	3.45
Less distributions from:
Net investment income	—	0.32	0.01	0.24	0.18	0.16
Net realized gain	—	1.16	0.00 ^	0.03	1.99	0.67
Total distributions	—	1.48	0.01	0.27	2.17	0.83
Net asset value, end of year	$14.83	$15.49	$12.87	$13.50	$12.56	$16.08
Total return (%)*	(4.26)	32.17	(4.60)	9.67	(8.43)	25.80
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.47	1.47	1.44	1.47	1.58	1.59
Expenses, before waivers and reimbursements	1.47	1.62	1.59	1.62	1.58	1.59
Net investment income (loss), net of waivers and reimbursements	0.73	0.85	0.77	0.34	0.20	0.67
Net investment income (loss), before waivers and reimbursements	0.73	0.70	0.62	0.19	0.20	0.67
Class N net assets at the end of the year (in thousands)	$5,695	$6,275	$10,361	$11,350	$13,676	$18,910
Portfolio turnover rate (%)*	49	64	73	90	127	111

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.65	$13.00	$13.65	$12.70	$16.23	$13.58
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.14	0.14	0.09	0.09	0.15
Net realized and unrealized gain (loss) on investments	(0.73)	4.07	(0.75)	1.18	(1.40)	3.37
Total from investment operations	(0.64)	4.21	(0.61)	1.27	(1.31)	3.52
Less distributions from:
Net investment income	—	0.40	0.04	0.29	0.23	0.20
Net realized gain	—	1.16	0.00 ^	0.03	1.99	0.67
Total distributions	—	1.56	0.04	0.32	2.22	0.87
Net asset value, end of year	$15.01	$15.65	$13.00	$13.65	$12.70	$16.23
Total return (%)*	(4.09)	32.70	(4.41)	10.00	(8.10)	26.11
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.15	1.16	1.15	1.16	1.28	1.30
Expenses, before waivers and reimbursements	1.15	1.31	1.30	1.31	1.28	1.30
Net investment income (loss), net of waivers and reimbursements	1.10	0.92	1.06	0.66	0.56	0.96
Net investment income (loss), before waivers and reimbursements	1.10	0.77	0.91	0.51	0.56	0.96
Class I net assets at the end of the year (in thousands)	$339,935	$338,920	$306,526	$342,232	$364,161	$508,758
Portfolio turnover rate (%)*	49	64	73	90	127	111

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$15.73	$13.07	$13.72	$12.77	$16.32	$13.64
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.15	0.15	0.10	0.12	0.18
Net realized and unrealized gain (loss) on investments	(0.72)	4.08	(0.74)	1.18	(1.41)	3.41
Total from investment operations	(0.63)	4.23	(0.59)	1.28	(1.29)	3.59
Less distributions from:
Net investment income	—	0.41	0.06	0.30	0.27	0.24
Net realized gain	—	1.16	0.00 ^	0.03	1.99	0.67
Total distributions	—	1.57	0.06	0.33	2.26	0.91
Net asset value, end of year	$15.10	$15.73	$13.07	$13.72	$12.77	$16.32
Total return (%)*	(4.01)	32.70	(4.31)	10.03	(7.91)	26.49
Ratios to average daily net assets (%)**:
Expenses	1.07	1.08	1.07	1.08	1.06	1.06
Net investment income (loss)	1.12	0.99	1.13	0.76	0.74	1.20
Institutional Class net assets at the end of the year (in thousands)	$232,867	$256,558	$199,746	$221,018	$245,103	$408,524
Portfolio turnover rate (%)*	49	64	73	90	127	111

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	165

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014		2013
Net asset value, beginning of year	$11.06	$7.84	$7.73	$9.06	$9.10		$9.20
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.01	0.02	0.02	0.05		(0.02)
Net realized and unrealized gain (loss) on investments	(0.81)	3.26	0.09	(1.34)	0.14		(0.05)
Total from investment operations	(0.77)	3.27	0.11	(1.32)	0.19		(0.07)
Less distributions from:
Net investment income	—	0.05	—	—	0.00	^	0.03
Net realized gain	—	—	—	0.01	0.23		—
Total distributions	—	0.05	—	0.01	0.23		0.03
Net asset value, end of year	$10.29	$11.06	$7.84	$7.73	$9.06		$9.10
Total return (%)*	(6.96)	41.68	1.42	(14.56)	2.17		(0.74)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.56	1.47	1.57	1.64	1.65		1.65
Expenses, before waivers and reimbursements	1.58	1.62	1.81	1.89	1.82		1.83
Net investment income (loss), net of waivers and reimbursements	0.66	0.14	0.29	0.18	0.51		(0.23)
Net investment income (loss), before waivers and reimbursements	0.64	(0.01)	0.05	(0.07)	0.34		(0.41)
Class N net assets at the end of the year (in thousands)	$2,471	$2,766	$2,479	$1,599	$1,832		$1,959
Portfolio turnover rate (%)*	33	59	135	110	131		131

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014		2013
Net asset value, beginning of year	$11.09	$7.87	$7.74	$9.08	$9.10		$9.18
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.02	0.04	0.05	0.08		0.05
Net realized and unrealized gain (loss) on investments	(0.80)	3.27	0.10	(1.36)	0.15		(0.10)
Total from investment operations	(0.75)	3.29	0.14	(1.31)	0.23		(0.05)
Less distributions from:
Net investment income	—	0.07	0.01	0.02	0.02		0.03
Net realized gain	—	—	—	0.01	0.23		—
Total distributions	—	0.07	0.01	0.03	0.25		0.03
Net asset value, end of year	$10.34	$11.09	$7.87	$7.74	$9.08		$9.10
Total return (%)*	(6.76)	41.89	1.82	(14.37)	2.62		(0.60)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.24	1.25	1.30	1.29	1.40		1.40
Expenses, before waivers and reimbursements	1.24	1.40	1.54	1.54	1.60		1.58
Net investment income (loss), net of waivers and reimbursements	0.96	0.24	0.52	0.53	0.84		0.51
Net investment income (loss), before waivers and reimbursements	0.96	0.09	0.28	0.28	0.64		0.33
Class I net assets at the end of the year (in thousands)	$45,601	$47,666	$30,346	$32,862	$28,475		$34,590
Portfolio turnover rate (%)*	33	59	135	110	131		131

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.09	$7.86	$7.74	$9.07	$9.10	$9.18
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.03	0.03	0.04	0.08	0.06
Net realized and unrealized gain (loss) on investments	(0.81)	3.28	0.10	(1.33)	0.16	(0.10)
Total from investment operations	(0.75)	3.31	0.13	(1.29)	0.24	(0.04)
Less distributions from:
Net investment income	—	0.08	0.01	0.03	0.04	0.04
Net realized gain	—	—	—	0.01	0.23	—
Total distributions	—	0.08	0.01	0.04	0.27	0.04
Net asset value, end of year	$10.34	$11.09	$7.86	$7.74	$9.07	$9.10
Total return (%)*	(6.76)	42.15	1.74	(14.24)	2.68	(0.46)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.18	1.19	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.18	1.19	1.34	1.35	1.42	1.42
Net investment income (loss), net of waivers and reimbursements	1.00	0.33	0.39	0.49	0.83	0.68
Net investment income (loss), before waivers and reimbursements	1.00	0.33	0.30	0.39	0.66	0.51
Institutional Class net assets at the end of the year (in thousands)	$387,366	$427,480	$272,678	$93,217	$75,875	$36,509
Portfolio turnover rate (%)*	33	59	135	110	131	131

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	167

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.20	$10.99	$10.85	$12.91	$13.28	$13.40
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.02)	0.03	0.04	0.08	0.05
Net realized and unrealized gain (loss) on investments	(1.22)	5.35	0.13	(1.98)	0.37	0.09
Total from investment operations	(1.19)	5.33	0.16	(1.94)	0.45	0.14
Less distributions from:
Net investment income	—	0.12	0.02	—	0.08	0.01
Net realized gain	—	—	—	0.12	0.74	0.25
Total distributions	—	0.12	0.02	0.12	0.82	0.26
Net asset value, end of year	$15.01	$16.20	$10.99	$10.85	$12.91	$13.28
Total return (%)*	(7.35)	48.53	1.49	(15.03)	3.40	1.05
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.64	1.68
Expenses, before waivers and reimbursements	1.50	1.65	1.65	1.65	1.64	1.68
Net investment income (loss), net of waivers and reimbursements	0.40	(0.14)	0.28	0.33	0.55	0.39
Net investment income (loss), before waivers and reimbursements	0.40	(0.29)	0.13	0.18	0.55	0.39
Class N net assets at the end of the year (in thousands)	$9,977	$10,479	$8,488	$9,367	$12,638	$13,723
Portfolio turnover rate (%)*	55	91	105	121	101	118

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.36	$11.10	$10.96	$13.01	$13.38	$13.50
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.01	0.06	0.07	0.11	0.08
Net realized and unrealized gain (loss) on investments	(1.23)	5.40	0.13	(2.00)	0.37	0.10
Total from investment operations	(1.18)	5.41	0.19	(1.93)	0.48	0.18
Less distributions from:
Net investment income	—	0.15	0.05	—	0.11	0.05
Net realized gain	—	—	—	0.12	0.74	0.25
Total distributions	—	0.15	0.05	0.12	0.85	0.30
Net asset value, end of year	$15.18	$16.36	$11.10	$10.96	$13.01	$13.38
Total return (%)*	(7.21)	48.83	1.73	(14.83)	3.65	1.36
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.25	1.27	1.26	1.25	1.40	1.41
Expenses, before waivers and reimbursements	1.25	1.42	1.41	1.40	1.40	1.41
Net investment income (loss), net of waivers and reimbursements	0.65	0.08	0.53	0.58	0.79	0.62
Net investment income (loss), before waivers and reimbursements	0.65	(0.07)	0.38	0.43	0.79	0.62
Class I net assets at the end of the year (in thousands)	$116,444	$129,481	$93,668	$130,491	$166,488	$152,588
Portfolio turnover rate (%)*	55	91	105	121	101	118

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.49	$11.18	$11.05	$13.09	$13.46	$13.59
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.02	0.07	0.08	0.14	0.12
Net realized and unrealized gain (loss) on investments	(1.24)	5.46	0.12	(2.00)	0.37	0.08
Total from investment operations	(1.18)	5.48	0.19	(1.92)	0.51	0.20
Less distributions from:
Net investment income	—	0.17	0.06	—	0.14	0.08
Net realized gain	—	—	—	0.12	0.74	0.25
Total distributions	—	0.17	0.06	0.12	0.88	0.33
Net asset value, end of year	$15.31	$16.49	$11.18	$11.05	$13.09	$13.46
Total return (%)*	(7.16)	49.06	1.71	(14.67)	3.85	1.49
Ratios to average daily net assets (%)**:
Expenses	1.17	1.17	1.19	1.17	1.18	1.19
Net investment income (loss)	0.69	0.17	0.60	0.61	1.00	0.87
Institutional Class net assets at the end of the year (in thousands)	$950,506	$1,178,853	$831,587	$739,253	$806,708	$833,711
Portfolio turnover rate (%)*	55	91	105	121	101	118

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	169

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.66	$13.73	$14.84	$16.52	$15.12	$12.99
Income (loss) from investment operations:
Net investment income (loss)	(0.00)^	0.01	0.09	(0.01)	0.04	0.05
Net realized and unrealized gain (loss) on investments	(1.77)	5.46	(0.88)	(1.05)	2.13	2.08
Total from investment operations	(1.77)	5.47	(0.79)	(1.06)	2.17	2.13
Less distributions from:
Net investment income	—	0.50	0.32	—	0.03	—
Net realized gain	—	0.04	—	0.62	0.74	0.00	^
Total distributions	—	0.54	0.32	0.62	0.77	0.00	^
Net asset value, end of year	$16.89	$18.66	$13.73	$14.84	$16.52	$15.12
Total return (%)*	(9.49)	40.09	(5.33)	(6.40)	14.41	16.42
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.61	1.64	1.61	1.65	1.65	1.65
Expenses, before waivers and reimbursements	1.66	1.83	1.82	1.94	1.74	2.19
Net investment income (loss), net of waivers and reimbursements	(0.05)	0.08	0.62	(0.06)	0.21	0.38
Net investment income (loss), before waivers and reimbursements	(0.10)	(0.11)	0.41	(0.35)	0.12	(0.16)
Class N net assets at the end of the year (in thousands)	$11,892	$15,082	$9,263	$11,306	$10,745	$9,313
Portfolio turnover rate (%)*	92	183	157	167	124	138

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.73	$13.77	$14.90	$16.52	$15.13	$12.99
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.08	0.13	0.05	0.02	0.05
Net realized and unrealized gain (loss) on investments	(1.78)	5.47	(0.89)	(1.05)	2.20	2.12
Total from investment operations	(1.75)	5.55	(0.76)	(1.00)	2.22	2.17
Less distributions from:
Net investment income	—	0.55	0.37	—	0.09	0.03
Net realized gain	—	0.04	—	0.62	0.74	0.00	^
Total distributions	—	0.59	0.37	0.62	0.83	0.03
Net asset value, end of year	$16.98	$18.73	$13.77	$14.90	$16.52	$15.13
Total return (%)*	(9.34)	40.53	(5.11)	(6.03)	14.73	16.70
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.31	1.31	1.30	1.31	1.40	1.40
Expenses, before waivers and reimbursements	1.33	1.50	1.51	1.52	1.49	1.72
Net investment income (loss), net of waivers and reimbursements	0.29	0.49	0.87	0.30	0.15	0.35
Net investment income (loss), before waivers and reimbursements	0.27	0.30	0.66	0.09	0.06	0.03
Class I net assets at the end of the year (in thousands)	$284,122	$282,620	$147,949	$162,375	$119,662	$58,123
Portfolio turnover rate (%)*	92	183	157	167	124	138

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$18.76	$13.79	$14.92	$16.53	$15.14	$13.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.10	0.14	0.06	0.06	0.07
Net realized and unrealized gain (loss) on investments	(1.77)	5.47	(0.89)	(1.05)	2.18	2.11
Total from investment operations	(1.74)	5.57	(0.75)	(0.99)	2.24	2.18
Less distributions from:
Net investment income	—	0.56	0.38	0.00 ^	0.11	0.04
Net realized gain	—	0.04	—	0.62	0.74	0.00	^
Total distributions	—	0.60	0.38	0.62	0.85	0.04
Net asset value, end of year	$17.02	$18.76	$13.79	$14.92	$16.53	$15.14
Total return (%)*	(9.28)	40.62	(5.05)	(5.97)	14.85	16.80
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25	1.25
Expenses, before waivers and reimbursements	1.27	1.29	1.31	1.31	1.34	1.56
Net investment income (loss), net of waivers and reimbursements	0.37	0.57	0.94	0.34	0.37	0.47
Net investment income (loss), before waivers and reimbursements	0.35	0.53	0.88	0.28	0.28	0.16
Institutional Class net assets at the end of the year (in thousands)	$175,937	$166,927	$125,650	$123,160	$123,496	$91,663
Portfolio turnover rate (%)*	92	183	157	167	124	138

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	171

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014		2013
Net asset value, beginning of year	$10.41	$10.41	$10.34	$10.74	$10.60		$11.28
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.27	0.27	0.27	0.31		0.32
Net realized and unrealized gain (loss) on investments	(0.39)	0.12	0.18	(0.29)	0.23		(0.47)
Total from investment operations	(0.24)	0.39	0.45	(0.02)	0.54		(0.15)
Less distributions from:
Net investment income	0.20	0.39	0.38	0.38	0.40		0.42
Net realized gain	—	—	—	—	0.00	^	0.11
Total distributions	0.20	0.39	0.38	0.38	0.40		0.53
Net asset value, end of year	$9.97	$10.41	$10.41	$10.34	$10.74		$10.60
Total return (%)*	(2.28)	3.83	4.40	(0.23)	5.10		(1.37)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.63	0.65	0.65	0.61	0.65		0.65
Expenses, before waivers and reimbursements	0.67	0.82	0.82	0.79	0.85		0.82
Net investment income (loss), net of waivers and reimbursements	3.05	2.57	2.60	2.60	2.90		2.89
Net investment income (loss), before waivers and reimbursements	3.01	2.40	2.43	2.42	2.70		2.72
Class N net assets at the end of the year (in thousands)	$85,812	$83,662	$125,866	$139,303	$16,720		$11,389
Portfolio turnover rate (%)*	16	17	17	32	35		41

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014		2013
Net asset value, beginning of year	$10.31	$10.30	$10.24	$10.64	$10.49		$11.17
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.29	0.30	0.31	0.33		0.33
Net realized and unrealized gain (loss) on investments	(0.39)	0.13	0.16	(0.31)	0.23		(0.48)
Total from investment operations	(0.23)	0.42	0.46	—	0.56		(0.15)
Less distributions from:
Net investment income	0.21	0.41	0.40	0.40	0.41		0.42
Net realized gain	—	—	—	—	0.00	^	0.11
Total distributions	0.21	0.41	0.40	0.40	0.41		0.53
Net asset value, end of year	$9.87	$10.31	$10.30	$10.24	$10.64		$10.49
Total return (%)*	(2.22)	4.16	4.55	(0.05)	5.37		(1.28)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.44	0.43	0.41	0.41	0.50		0.50
Expenses, before waivers and reimbursements	0.45	0.60	0.58	0.59	0.60		0.58
Net investment income (loss), net of waivers and reimbursements	3.25	2.79	2.83	2.93	3.07		3.05
Net investment income (loss), before waivers and reimbursements	3.24	2.62	2.66	2.75	2.97		2.97
Class I net assets at the end of the year (in thousands)	$354,249	$384,464	$322,174	$237,587	$149,466		$145,939
Portfolio turnover rate (%)*	16	17	17	32	35		41

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014		2013
Net asset value, beginning of year	$10.30	$10.29	$10.23	$10.63	$10.48		$11.16
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.30	0.30	0.32	0.34		0.35
Net realized and unrealized gain (loss) on investments	(0.39)	0.13	0.17	(0.31)	0.23		(0.48)
Total from investment operations	(0.22)	0.43	0.47	0.01	0.57		(0.13)
Less distributions from:
Net investment income	0.22	0.42	0.41	0.41	0.42		0.44
Net realized gain	—	—	—	—	0.00	^	0.11
Total distributions	0.22	0.42	0.41	0.41	0.42		0.55
Net asset value, end of year	$9.86	$10.30	$10.29	$10.23	$10.63		$10.48
Total return (%)*	(2.19)	4.24	4.61	0.01	5.53		(1.13)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.37	0.35	0.35	0.35	0.35		0.35
Expenses, before waivers and reimbursements	0.37	0.37	0.37	0.38	0.41		0.39
Net investment income (loss), net of waivers and reimbursements	3.32	2.87	2.90	3.01	3.23		3.19
Net investment income (loss), before waivers and reimbursements	3.32	2.85	2.88	2.98	3.17		3.15
Institutional Class net assets at the end of the year (in thousands)	$83,243	$91,629	$95,216	$103,904	$97,341		$87,527
Portfolio turnover rate (%)*	16	17	17	32	35		41

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	173

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.72	$8.86	$8.90	$9.12	$9.11	$9.55
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.16	0.16	0.15	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.19)	(0.03)	0.06	(0.11)	0.10	(0.35)
Total from investment operations	(0.10)	0.13	0.22	0.04	0.28	(0.15)
Less distributions from:
Net investment income	0.14	0.27	0.26	0.26	0.27	0.29
Net realized gain	—	—	—	—	—	—
Total distributions	0.14	0.27	0.26	0.26	0.27	0.29
Net asset value, end of year	$8.48	$8.72	$8.86	$8.90	$9.12	$9.11
Total return (%)*	(1.12)	1.46	2.44	0.39	3.06	(1.61)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.85	0.85	0.79	0.81	0.84	0.85
Expenses, before waivers and reimbursements	0.89	0.88	0.79	0.81	0.84	1.03
Net investment income (loss), net of waivers and reimbursements	2.07	1.80	1.80	1.71	1.99	2.13
Net investment income (loss), before waivers and reimbursements	2.03	1.77	1.80	1.71	1.99	1.95
Class N net assets at the end of the year (in thousands)	$25,897	$39,625	$52,710	$32,942	$34,020	$41,662
Portfolio turnover rate (%)*	47	37	22	21	30	41

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.66	$8.80	$8.83	$9.05	$9.05	$9.48
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.18	0.18	0.18	0.20	0.21
Net realized and unrealized gain (loss) on investments	(0.19)	(0.03)	0.06	(0.12)	0.09	(0.34)
Total from investment operations	(0.09)	0.15	0.24	0.06	0.29	(0.13)
Less distributions from:
Net investment income	0.15	0.29	0.27	0.28	0.29	0.30
Net realized gain	—	—	—	—	—	—
Total distributions	0.15	0.29	0.27	0.28	0.29	0.30
Net asset value, end of year	$8.42	$8.66	$8.80	$8.83	$9.05	$9.05
Total return (%)*	(1.03)	1.68	2.78	0.63	3.20	(1.41)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.62	0.62	0.57	0.55	0.59	0.70
Expenses, before waivers and reimbursements	0.62	0.62	0.57	0.55	0.59	0.77
Net investment income (loss), net of waivers and reimbursements	2.30	2.03	2.05	1.97	2.24	2.30
Net investment income (loss), before waivers and reimbursements	2.30	2.03	2.05	1.97	2.24	2.23
Class I net assets at the end of the year (in thousands)	$38,265	$51,153	$58,160	$62,722	$64,834	$64,152
Portfolio turnover rate (%)*	47	37	22	21	30	41

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class N
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014		2013
Net asset value, beginning of year	$8.92	$9.07	$9.16	$9.38	$9.52		$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	0.09	0.07	0.11		0.10
Net realized and unrealized gain (loss) on investments	(0.05)	(0.04)	0.02	(0.07)	(0.00	)^	(0.16)
Total from investment operations	0.03	0.07	0.11	—	0.11		(0.06)
Less distributions from:
Net investment income	0.14	0.22	0.20	0.22	0.25		0.25
Net realized gain	—	—	—	—	—		—
Total distributions	0.14	0.22	0.20	0.22	0.25		0.25
Net asset value, end of year	$8.81	$8.92	$9.07	$9.16	$9.38		$9.52
Total return (%)*	0.30	0.84	1.16	0.01	1.20		(0.62)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.62	0.61	0.68	0.60	0.70		0.70
Expenses, before waivers and reimbursements	0.72	0.79	0.83	0.77	0.75		0.71
Net investment income (loss), net of waivers and reimbursements	1.77	1.22	0.98	0.71	1.19		1.06
Net investment income (loss), before waivers and reimbursements	1.67	1.04	0.83	0.54	1.14		1.05
Class N net assets at the end of the year (in thousands)	$2,217	$1,979	$7,237	$2,712	$4,969		$5,158
Portfolio turnover rate (%)*	59	109	81	106	83		56

	Class I
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014		2013
Net asset value, beginning of year	$8.91	$9.07	$9.16	$9.37	$9.52		$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.13	0.11	0.08	0.13		0.12
Net realized and unrealized gain (loss) on investments	(0.05)	(0.05)	0.02	(0.05)	(0.01)		(0.17)
Total from investment operations	0.04	0.08	0.13	0.03	0.12		(0.05)
Less distributions from:
Net investment income	0.15	0.24	0.22	0.24	0.27		0.26
Net realized gain	—	—	—	—	—		—
Total distributions	0.15	0.24	0.22	0.24	0.27		0.26
Net asset value, end of year	$8.80	$8.91	$9.07	$9.16	$9.37		$9.52
Total return (%)*	0.41	0.91	1.40	0.30	1.24		(0.47)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.40	0.41	0.44	0.42	0.55		0.55
Expenses, before waivers and reimbursements	0.46	0.59	0.59	0.59	0.60		0.56
Net investment income (loss), net of waivers and reimbursements	1.98	1.45	1.20	0.87	1.35		1.24
Net investment income (loss), before waivers and reimbursements	1.92	1.27	1.05	0.70	1.30		1.23
Class I net assets at the end of the year (in thousands)	$71,877	$131,186	$219,714	$107,137	$104,433		$122,583
Portfolio turnover rate (%)*	59	109	81	106	83		56

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	175

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Net asset value, beginning of year	$8.91	$9.07	$9.16	$9.38	$9.53	$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.14	0.11	0.09	0.14	0.13
Net realized and unrealized gain (loss) on investments	(0.05)	(0.05)	0.02	(0.07)	(0.01)	(0.15)
Total from investment operations	0.04	0.09	0.13	0.02	0.13	(0.02)
Less distributions from:
Net investment income	0.15	0.25	0.22	0.24	0.28	0.28
Net realized gain	—	—	—	—	—	—
Total distributions	0.15	0.25	0.22	0.24	0.28	0.28
Net asset value, end of year	$8.80	$8.91	$9.07	$9.16	$9.38	$9.53
Total return (%)*	0.44	0.96	1.43	0.22	1.40	(0.20)
Ratios to average daily net assets (%)**:
Expenses, net of waivers and reimbursements	0.35	0.37	0.40	0.40	0.40	0.39
Expenses, before waivers and reimbursements	0.41	0.40	0.40	0.42	0.43	0.39
Net investment income (loss), net of waivers and reimbursements	2.06	1.51	1.25	0.94	1.45	1.37
Net investment income (loss), before waivers and reimbursements	2.00	1.48	1.25	0.92	1.42	1.37
Institutional Class net assets at the end of the year (in thousands)	$100,048	$99,912	$53,122	$21,863	$68,095	$46,485
Portfolio turnover rate (%)*	59	109	81	106	83	56

*	Rates are not annualized for periods less than a year.
**	Rates are annualized for periods less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Semiannual Report	June 30, 2018

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class N
	(unaudited) Period Ended June 30,	Periods Ended December 31,				Years Ended October 31,
	2018	2017	2016	2015	2014(a)	2014	2013
Net asset value, beginning of year	$11.84	$11.34	$11.32	$12.14	$13.07	$12.61	$11.28
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.06	0.04	0.04	0.04	0.02	0.05
Net realized and unrealized gain (loss) on investments	(0.21)	0.51	0.19	(0.80)	(0.31)	0.76	1.59
Total from investment operations	(0.19)	0.57	0.23	(0.76)	(0.27)	0.78	1.64
Less distributions from:
Net investment income	—	0.07	0.21	0.06	0.66	0.09	0.11
Net realized gain	—	—	—	—	—	0.23	0.20
Total distributions	—	0.07	0.21	0.06	0.66	0.32	0.31
Net asset value, end of year	$11.65	$11.84	$11.34	$11.32	$12.14	$13.07	$12.61
Total return (%)*	(1.60)	5.06	2.01	(6.24)	(2.00)	6.34	14.87
Ratios to average daily net assets (%)**:
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.28	1.31	1.23	1.27	1.35	1.35	1.35
Expenses, net of waivers and reimbursements	1.30	1.37	1.23	1.27	1.38	1.47	1.49
Expenses, before waivers and reimbursements	1.30	1.52	1.38	1.42	1.46	1.60	1.78
Net investment income (loss), net of waivers and reimbursements	0.32	0.50	0.32	0.32	2.06	0.20	0.37
Net investment income (loss), before waivers and reimbursements	0.32	0.35	0.17	0.17	1.98	0.07	0.08
Class N net assets at the end of the year (in thousands)	$35,442	$41,483	$61,376	$150,606	$150,778	$150,785	$97,498
Portfolio turnover rate (%)*	18	43	50	34	17	59	10

	Class I
	(unaudited) Period Ended June 30,	Periods Ended December 31,				Years Ended October 31,
	2018	2017	2016	2015	2014(a)	2014	2013
Net asset value, beginning of year	$11.88	$11.38	$11.38	$12.22	$13.15	$12.66	$11.31
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.11	0.08	0.09	0.05	0.04	0.07
Net realized and unrealized gain (loss) on investments	(0.22)	0.51	0.18	(0.82)	(0.31)	0.78	1.60
Total from investment operations	(0.18)	0.62	0.26	(0.73)	(0.26)	0.82	1.67
Less distributions from:
Net investment income	—	0.12	0.26	0.11	0.67	0.10	0.12
Net realized gain	—	—	—	—	—	0.23	0.20
Total distributions	—	0.12	0.26	0.11	0.67	0.33	0.32
Net asset value, end of year	$11.70	$11.88	$11.38	$11.38	$12.22	$13.15	$12.66
Total return (%)*	(1.52)	5.50	2.26	(6.00)	(1.94)	6.60	15.06
Ratios to average daily net assets (%)**:
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.96	0.96	0.97	0.98	1.07	1.10	1.10
Expenses, net of waivers and reimbursements	0.98	1.02	0.97	0.99	1.10	1.22	1.24
Expenses, before waivers and reimbursements	0.98	1.17	1.12	1.14	1.10	1.27	1.41
Net investment income (loss), net of waivers and reimbursements	0.66	0.90	0.67	0.73	2.33	0.32	0.62
Net investment income (loss), before waivers and reimbursements	0.66	0.75	0.52	0.58	2.33	0.27	0.45
Class I net assets at the end of the year (in thousands)	$724,578	$780,075	$937,244	$1,155,051	$649,756	$617,531	$224,860
Portfolio turnover rate (%)*	18	43	50	34	17	59	10

(a)	For the period November 1, 2014 to December 31, 2014.
*	Rates are not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

June 30, 2018	William Blair Funds	177

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Institutional Class
	(unaudited) Period Ended June 30,	Periods Ended December 31,				Years Ended October 31,
	2018	2017	2016	2015	2014(b)	2014	2013(a)
Net asset value, beginning of year	$11.89	$11.40	$11.39	$12.23	$13.16	$12.66	$12.63
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.12	0.09	0.12	0.05	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	(0.22)	0.51	0.19	(0.84)	(0.31)	0.79	0.03
Total from investment operations	(0.17)	0.63	0.28	(0.72)	(0.26)	0.83	0.03
Less distributions from:
Net investment income	—	0.14	0.27	0.12	0.67	0.10	—
Net realized gain	—	—	—	—	—	0.23	—
Total distributions	—	0.14	0.27	0.12	0.67	0.33	—
Net asset value, end of year	$11.72	$11.89	$11.40	$11.39	$12.23	$13.16	$12.66
Total return (%)*	(1.43)	5.51	2.44	(5.92)	(1.91)	6.71	0.24
Ratios to average daily net assets (%)**:
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.87	0.86	0.89	0.90	0.88	0.93	0.95
Expenses, net of waivers and reimbursements	0.89	0.92	0.89	0.90	0.91	1.05	1.00
Expenses, before waivers and reimbursements	0.89	0.92	0.89	0.90	0.91	1.05	1.11
Net investment income (loss), net of waivers and reimbursements	0.77	1.04	0.81	0.95	2.54	0.32	(0.99)
Net investment income (loss), before waivers and reimbursements	0.77	1.04	0.81	0.95	2.54	0.32	(1.10)
Institutional Class net assets at the end of the year (in thousands)	$459,328	$487,082	$582,298	$426,230	$158,152	$150,447	$5,014
Portfolio turnover rate (%)*	18	43	50	34	17	59	10

(a)	For the period October 21, 2013 (Commencement of Operations) to October 31, 2013.
(b)	For the period November 1, 2014 to December 31, 2014.
*	Rates are not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.
^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

178	Semiannual Report	June 30, 2018

Renewal of the Management Agreement

On April 24, 2018, the Board of Trustees (the “Board”) of the William Blair Funds (the “Trust”) including the Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the renewal for an additional one-year term of the Trust’s Management Agreement with William Blair Investment Management, LLC (“WBIM” or the “Adviser”) on behalf of each of the William Blair Funds (each, a “Fund” and collectively, the “Funds”). In deciding to approve the renewal of the Management Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors.

The information in this summary outlines the Board’s considerations associated with its renewal of the Management Agreement. In connection with its deliberations regarding the continuation of the Management Agreement, the Board considered such information and factors as it believed to be relevant. As described below, the Board considered the nature, quality and extent of the services performed by the Adviser under the Management Agreement; the investment performance of each Fund and the Adviser; comparative management fees and expense ratios as prepared by an independent provider (Broadridge); the estimated profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as a Fund grows; and whether fallout benefits are being realized by the Adviser. In addition, the Independent Trustees discussed the renewal of the Management Agreement with Trust management and in private sessions with independent legal counsel at which no representatives of the Adviser were present.

The Board, including the Independent Trustees, considered the renewal of the Management Agreement pursuant to a process that concluded at the Board’s April 24, 2018 meeting. In preparation for the review process, the Independent Trustees met with independent legal counsel and discussed the type and nature of information to be requested, and independent legal counsel sent a formal request for information to the Adviser. The Adviser provided extensive information in response to the request. After reviewing the information received, the Independent Trustees requested supplemental information, which the Adviser provided. The Board also received a memorandum from legal counsel advising it of their duties and responsibilities in connection with the consideration of the Management Agreement. The Independent Trustees reviewed comparative performance for a performance peer universe of funds and comparative management fees and expense ratios for an expense peer group and an expense peer universe of funds provided by Broadridge for each Fund. The Independent Trustees also considered supplemental comparative performance for each Fund based on a peer group of comparable funds prepared by FUSE Research Network (“Fuse”) based on each Fund’s investment strategy and portfolio attributes prepared from parameters provided by the Adviser. In addition, the Independent Trustees considered: (1) the nature, quality and extent of services provided by the Adviser; (2) information comparing the performance of each Fund to one or more relevant securities indexes; (3) information comparing management fees of each Fund to fees charged by the Adviser to other funds and client accounts with similar investment strategies; (4) the estimated allocated direct or indirect costs of services provided and estimated profits realized by the Adviser for both the Trust as a whole and each Fund individually; and (5) information describing other benefits to the Adviser and its affiliate, William Blair & Company, L.L.C. (the “Distributor,” and collectively with the Adviser, “William Blair”), resulting from their relationship with the Funds. The Independent Trustees also noted that they receive information from the Adviser regarding the Funds throughout the year in connection with regular Board meetings, including presentations from portfolio managers. In addition, the Adviser made an in-person presentation to the Independent Trustees regarding the contract review information, including addressing the supplemental information request, and answered questions from the Independent Trustees. The Board, including the Independent Trustees, determined that, given the totality of the information provided with respect to the Management Agreement, the Board had received sufficient information to renew the Management Agreement.

Based on this, the Independent Trustees met independently of Trust management and of the interested Trustees to review and discuss with independent legal counsel the information provided by the Adviser, Broadridge, Fuse and independent legal counsel. The Independent Trustees noted that in evaluating the Management Agreement, they were taking into account their accumulated experience as Board members in working with the Adviser on matters relating to the Funds. Based on their review, the Independent Trustees concluded that it was in the best interest of each Fund to renew the Management Agreement and, accordingly, recommended to the Board of the Trust the renewal of the Management Agreement for each Fund. The Board considered the recommendation of the Independent Trustees along with other factors that the Board deemed relevant.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services provided by the Adviser to the Funds, the Board noted that the Adviser is a quality firm with a reputation for integrity and honesty that employs high-quality people and has a long association with the Funds, in each case other than the Growth Fund, since the inception of the Funds. The Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of shareholders and that shareholders have invested in the Funds knowing that the Adviser manages the Funds and knowing the management fees. The Board considered biographical information about the Trust’s officers, other Adviser personnel and the

June 30, 2018	William Blair Funds	179

Funds’ portfolio managers, including information on the portfolio managers’ personal investments in the Fund(s) they manage. The Board also considered the administrative services performed by the Adviser, financial information regarding the Adviser, the Adviser’s execution quality and use of soft dollars, risk management activities, compliance program and the expense limitations proposed for each of the Funds’ share classes. The Board also considered the nature, quality and extent of services that the Adviser provides to the Funds compared to the services that the Adviser provides to other clients. The Board noted that the Adviser pays the compensation of all of the officers and the interested Trustees of the Trust. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Adviser to each Fund were appropriate.

Performance. The Board reviewed information on the annualized total returns of each share class of the Funds for the one-, three-, five- and ten-year periods ended December 31, 2017, as applicable, along with annualized total return information for a Morningstar performance peer universe of funds and one or more benchmark securities indexes. The Morningstar performance peer universe for each Fund included all funds in the same Morningstar category as the Fund. The Board also reviewed the performance of a peer group of comparable funds prepared by Fuse. For purposes of this report, Class N shares were used for comparison purposes as the Board noted that Class N shares have additional costs related to distribution and shareholder services provided and therefore provide a more conservative representation of Fund performance.

The Board considered that the Adviser seeks to provide superior performance over the long term and was committed to managing each Fund consistently with the Fund’s stated investment strategies and that at times relative performance will be affected by whether the market environment favors or disfavors particular investments, styles and/or market capitalizations and concluded that the Adviser’s services benefitted the Funds. Based on the information provided, the Board considered the following with respect to the total returns of each Fund.

Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund underperformed the benchmark (Russell 3000® Growth Index) for the one-, three- and five-year periods. The Board considered the Adviser’s report noting that negative stock selection in certain sectors and underperforming mid-cap stocks detracted from the Fund’s performance. The Board considered that the Adviser had added analysts and made other investment team modifications over the past three years to align coverage by sector and market capitalization within the broader U.S. Growth team, which the Adviser believes will improve relative performance.

Large Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund underperformed the benchmark (Russell 1000® Growth Index) for the three- and five-year periods and outperformed the benchmark for the one-year period ended December 31, 2017.

Mid Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund underperformed the benchmark (Russell Midcap® Growth Index) for the one-, three- and five-year periods ended December 31, 2017. The Board considered the Adviser’s report that the investment strategy of the Fund’s investment team has historically added substantial value (outperformed) in down markets and performed well in normal markets, but that it has historically struggled in speculative up markets such as the ones experienced in recent years. The Adviser’s report also noted that negative stock selection in certain sectors and an underweight in an industry that had strong performance detracted from the Fund’s performance. The Board considered that the Adviser had added a portfolio manager, added analysts to the investment team and made other investment team modifications over the past three years to align coverage by sector and market capitalization within the broader U.S. Growth team, which the Adviser believes will improve relative performance.

Small-Mid Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Russell 2500TM Growth Index) for the one-, three- and five-year periods ended December 31, 2017.

Small-Mid Cap Value Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and five-year periods and was in line with the Morningstar performance peer universe for the three-year period ended December 31, 2017. The Board also considered that the Fund underperformed the benchmark (Russell 2500TM Value Index) for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Class I shares outperformed the Morningstar peer universe for the three- and five-year periods ended December 31, 2017.

Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Russell 2000® Growth Index) for the one-, three- and five-year periods ended December 31, 2017.

180	Semiannual Report	June 30, 2018

Small Cap Value Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one- and three-year periods and was above the average of its Morningstar performance peer universe for the five-year period ended December 31, 2017. The Board also considered that the Fund underperformed the benchmark (Russell 2000® Value Index) for the one- and three-year periods and outperformed the benchmark for the five-year period ended December 31, 2017.

Global Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World IMI (net) Index) for the one- and three-year periods and performed the same as the benchmark for the five-year period ended December 31, 2017.

International Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the three- and five-year periods and was below the average of its Morningstar performance peer universe for the one-year period ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one-, three- and five-year period ended December 31, 2017.

International Developed Plus Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (MSCI World Ex-U.S. (net) Index) for the three- and five-year periods and underperformed the benchmark for the one-year period ended December 31, 2017. The Board considered the Adviser’s report that weak stock selection in certain sectors and countries detracted from performance in 2016. The Adviser’s report noted that the Adviser remains confident that the Fund’s emphasis on high quality growth and low earnings volatility will generate favorable risk-adjusted returns.

Institutional International Developed Plus Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund performed in line with the benchmark (MSCI World Ex-U.S. (net) Index) for the one-year period and outperformed the benchmark for the three- and five-year periods ended December 31, 2017. The Board considered the Adviser’s report that weak stock selection in certain sectors and countries detracted from performance in 2016. The Adviser’s report noted that the Adviser remains confident that the Fund’s emphasis on high quality growth and low earnings volatility will generate favorable risk-adjusted returns.

International Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one- and five-year periods and underperformed the benchmark for the three-year period ended December 31, 2017. The Board considered the Adviser’s report that weak stock selection in certain sectors and countries detracted from performance in 2016. The Adviser’s report noted that portfolio repositioning, which was accomplished without compromising the Fund’s high quality growth orientation, contributed to outperformance of the benchmark during 2017.

Institutional International Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. IMI (net) Index) for the one- and five-year periods and underperformed the benchmark for the three-year period ended December 31, 2017. The Board considered the Adviser’s report that weak stock selection in certain sectors and countries in 2016 detracted from performance. The Adviser’s report noted that portfolio repositioning, which was accomplished without compromising the Fund’s high quality growth orientation, contributed to outperformance of the benchmark during 2017.

International Small Cap Growth Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (MSCI All Country World Ex-U.S. Small Cap (net) Index) for the one-year period and underperformed the benchmark for the three- and five-year periods ended December 31, 2017. The Board considered the Adviser’s report that the Fund’s underperformance was driven by relative weakness in calendar years 2016 and 2014 attributable to weak stock selection in certain sectors, offsetting the positive effects of 2015 and 2017 outperformance. The Adviser reported that the Fund’s investment team reduced valuation risk in the Fund through selective positioning adjustments, which were implemented without compromising the Adviser’s quality growth orientation, and which contributed to outperformance versus the benchmark in 2017. The Adviser also reported that the Fund’s investment team is confident that its focus on strong corporate performance will return to favor and contribute to improved relative performance.

June 30, 2018	William Blair Funds	181

Emerging Markets Leaders Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one- and five-year periods and was below the average of its Morningstar performance peer universe for the three-year period ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (MSCI Emerging Markets (net) Index) for the one- and five-year periods and underperformed the benchmark for the three-year period ended December 31, 2017.

Emerging Markets Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (MSCI Emerging Markets IMI (net) Index) for the one- and five-year periods and underperformed the benchmark for the three-year period ended December 31, 2017.

Emerging Markets Small Cap Growth Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe for the one- and five-year periods and below the average of its Morningstar performance peer universe for the three-year period ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (MSCI Emerging Markets Small Cap (net) Index) for the one- and five-year periods and underperformed the benchmark for the three-year period ended December 31, 2017.

Bond Fund. The Board considered that the Fund’s total return was above the average of its Morningstar performance peer universe and the benchmark (Bloomberg Barclays U.S. Aggregate Bond Index) for the one-, three- and five-year periods ended December 31, 2017.

Income Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-year period and in line with its Morningstar performance peer universe for the three- and five-year periods ended December 31, 2017. The Board also considered that the Fund underperformed the benchmark (Bloomberg Barclays Intermediate Government/Credit Bond Index) for the one-, three- and five-year periods ended December 31, 2017.

Low Duration Fund. The Board considered that the Fund’s total return was below the average of its Morningstar performance peer universe for the one-, three- and five-year periods ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index) for the one-, three- and five-year periods ended December 31, 2017. The Board considered the Adviser’s report that the Fund has a high-quality orientation and restricts its investments to highly rated debt securities, whereas other funds in the peer group hold high yield securities which outperformed over recent years.

Macro Allocation Fund. The Board considered that the Fund’s total return was in line with its Morningstar performance peer universe for the one-year period, below the average of its Morningstar performance peer universe for the three-year period and above the average of its Morningstar performance peer universe for the five-year period ended December 31, 2017. The Board also considered that the Fund outperformed the benchmark (Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index) for the one- and five-year periods and underperformed the benchmark for the three-year period ended December 31, 2017.

Management Fees. The Board reviewed each Fund’s management fee and reviewed information comparing the management fee to those of an expense peer group and an expense peer universe of funds provided by Broadridge for each share class of the Funds. The Broadridge expense peer group for Class N shares of each Fund (“Class N Broadridge Expense Group”) consisted of a group of retail no-load funds with a similar investment strategy and asset size, as classified by Broadridge. The Broadridge expense peer group for Class I and the Institutional Class of each Fund (“Class I Broadridge Expense Group” and “Institutional Class Broadridge Expense Group,” respectively) consisted of a group of institutional funds with a similar investment strategy and asset size, as classified by Broadridge. The Broadridge expense peer universe for each share class of each Fund consisted of the Fund’s Broadridge expense peer group and all other no-load funds with an investment strategy as classified by Broadridge similar to the Fund’s. In considering the Broadridge information and giving effect to the contractual management fee reductions proposed by the Adviser, the Board noted that the contractual management fees for the Growth Fund, the Large Cap Growth Fund, the Small-Mid Cap Value Fund, the International Leaders Fund, the International Small Cap Growth Fund, the Bond Fund, the Income Fund, the Low Duration Fund and the Macro Allocation Fund were below the average contractual management fee of their Class I Broadridge Expense Group and that the contractual management fees for the Emerging Market Leaders Fund was the same as the average contractual management fee of the Class I Broadridge Expense Group. The Board also noted that the contractual management fees for the Mid Cap Growth Fund, the Small-Mid Cap Growth Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Global Leaders Fund, the International Developed Plus Fund, the International Growth Fund, the Emerging Markets Growth Fund and the Emerging Markets Small Cap Growth Fund were above the average contractual management fee of their Class I Broadridge Expense Group.

182	Semiannual Report	June 30, 2018

In considering the management fee for the Institutional International Developed Plus Fund and the Institutional International Growth Fund, which do not have Class I shares, the Board noted that the contractual management fees for each Fund were above the average contractual management fee of their Institutional Class Broadridge Expense Group.

The Board noted the current and proposed contractual expense limitations for the Funds and further noted that the Adviser proposed reducing the contractual limit on operating expenses for certain Funds. The Board considered that the Adviser proposed to contractually limit operating expenses until April 30, 2019 for each Fund. The Board considered the amount of management fees waived and other expenses reimbursed by the Adviser on behalf of the Funds in 2017, noting that the Adviser waived its entire management fee for and reimbursed other expenses to the Small-Mid Cap Value Fund. The Board also considered that the shareholder administration fee applicable to certain Funds was waived by William Blair in 2017 and that William Blair proposed to contractually reduce the shareholder administration fee to zero.

For each Fund, the Board also reviewed amounts charged by the Adviser to other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and the Adviser’s fee schedule for institutional accounts. With respect to other pooled investment vehicles and institutional accounts, the Board considered the Adviser’s statements to the effect that the level of services provided to the Funds and the regulatory responsibilities associated with sponsoring registered investment companies were greater as compared to the work involved for other pooled investment vehicles, including other registered funds for which the Adviser acts as a sub-adviser, and institutional accounts. In addition, the Board considered the Adviser’s statements to the effect that institutional accounts are distributed differently, operate under different investment and regulatory structures and have different business risks as compared to the Funds and that there are responsibilities and duties involved in sponsoring a registered fund that are not present in sub-advising a registered fund.

On the basis of all the information provided, the Board concluded that each Fund’s management fee, coupled with the applicable expense limitations, was reasonable.

Profitability. With respect to the profitability of the Management Agreement to the Adviser, the Board considered the overall fees paid under the Management Agreement, including the estimated allocated costs of the services provided, management fees waived and other expenses reimbursed, if any, and profits realized by the Adviser from its relationship with the Trust as a whole and each Fund individually. The Board concluded that the estimated profits realized by the Adviser were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of investors. The Board noted the Adviser’s statements to the effect that the resources required for the Adviser’s fundamental investment process typically increase as a Fund increases in size and certain investment strategies have limited capacity which limits the Adviser’s ability to achieve economies of scale. In considering whether fee levels reflect economies of scale for the benefit of Fund investors, the Board considered each Fund’s asset size, management fee breakpoints for applicable Funds, the expense limitations in place for each Fund and the proposed reduction in management fees and/or expense limits for certain Funds and each Fund’s expense ratios. The Board concluded that in the aggregate the Funds’ fee levels reasonably reflect appropriate recognition of economies of scale.

Other Benefits. The Board considered benefits derived by the Adviser and its affiliates from their relationship with the Funds, including (1) receipt of research from brokerage firms; (2) soft dollars, which pertain primarily to the Funds investing in equity securities; (3) reimbursement of some intermediary fees in the nature of sub-transfer agency fees; (4) fees from Class N shares of the Funds to the Distributor pursuant to the Rule 12b-1 Plan, nearly all of which are paid to third parties; and (5) favorable media coverage. The Board determined that management fees were reasonable in light of these benefits.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement continue to be fair and reasonable and that the continuation of the Management Agreement is in the best interests of each Fund.

June 30, 2018	William Blair Funds	183

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and their other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

				Number of
		Term of		Portfolios
		Office(1) and		in Trust
	Position(s)	Length of	Principal	Complex
	Held with	Time	Occupation(s)	Overseen	Other Directorships
Name and Year of Birth	Trust	Served	During Past 5 Years	by Trustee	Held by Trustee
Interested Trustees
Stephanie G. Braming, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014-2018	Global Head of Investment Management since 2017, portfolio manager (2014– 2017) and Partner, William Blair	21	Chairman, William Blair SICAV; Director, William Blair MAS Ltd.

Arthur J. Simon, 1954(2)	Trustee	Since 2018	General Counsel and Partner, William Blair	21	Director, William Blair SICAV; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964(3)	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) (since 2009); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	21	Potbelly Corporation (2001 to 2015)

Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010); Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (2003 to 2010)	21	Council Member, Independent Directors Council; AmericaFirst Quantitative Funds (5 portfolios) (2012 to 2016)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

184	Semiannual Report	June 30, 2018

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel N. Leib, 1966(4)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer, (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	21	None

Donald J. Reaves, 1946(5)	Trustee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University (2007 to 2014); prior thereto, Vice President for Administration and Chief Financial Officer, University of Chicago (2002 to 2007)	21	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994-2004)	21	Mutual Trust Financial Group, provider of insurance and investment products

Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987-2010)(6)	21	Frankly Inc. (technology products and services for media industry) (since 2016); RedBrick Health Corporation (health care technology for employee wellness) (since 2015); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (since 2013)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	Ms. Braming and Mr. Simon are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	Mr. Avedisian served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) from 2001 to 2015. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and two entities affiliated with William Blair.
(4)	The Funds and William Blair use Donnelley Financial Solutions, Inc. (“DFS”), formerly a company of R.R. Donnelley & Sons Company (“RRD”), for financial printing and other services. DFS was formed as a spin-off from RRD in October 2016 and is a public company. The Funds and William Blair in the aggregate paid DFS approximately $11,000 for the period from spin-off through December 31, 2016 and $172,000 in 2017 for the services provided. DFS’s revenue was $221 million for the period from spin-off through December 31, 2016 and was $1 billion in 2017. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Funds or William Blair and his compensation is not materially affected by the fees DFS receives from the Funds and William Blair. The Funds and William Blair in the aggregate paid RRD approximately $129,000 and $919 in 2016 through the date of the DFS spin-off and 2017, respectively, for the services provided. RRD’s revenue was over $8 billion in 2016 for the period from January 1 to September 30, 2016 was $6.9 billion in 2017. Mr. Leib, as former Executive Vice President and Chief Financial Officer of RRD, was not directly involved in any of the services provided to the Funds or William Blair and his compensation was not materially affected by the fees RRD received from the Funds and William Blair.
(5)	In his former role as Chief Financial Officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of William Blair who is also a trustee of the University of Chicago.
(6)	The Funds engage KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Funds. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

June 30, 2018	William Blair Funds	185

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair (since 2014); formerly, Associate, William Blair (2011-2014)

Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair (since 2015); formerly, Associate, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair (since 2013); formerly, Associate, William Blair (2011-2013)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair

John F. Jostrand, 1954	Senior Vice President	Since 1999	Partner, William Blair

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair

186	Semiannual Report	June 30, 2018

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair

Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair (2006-2012 and since 2014); Partner, William Blair (2012-2014)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair (since 2015); formerly, Managing Director and Counsel, Wellington Management & Company LLP (2007-2015)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

June 30, 2018	William Blair Funds	187

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of William Blair Funds (the “Trust”) was held on March 23, 2018 in the 46th Floor Conference Room 4606A at 150 North Riverside Plaza, Chicago, Illinois, 60606. At the Meeting, the following matter was voted upon by shareholders (the resulting votes are presented below).

1. Election of Trustees to the Board of Trustees of the Trust. (“Number of Votes” represents all series of the Trust.)

	Number of Votes:
Nominee	For	Against	Withheld	Abstentions
Vann A. Avedisian	437,811,287.729	1,100,486.008	N/A	4,164,225.412
Kathleen T. Barr	438,054,883.158	1,020,007.648	N/A	4,001,108.343
Stephanie G. Braming	438,018,961.847	N/A	5,057,037.302	N/A
Daniel N. Leib	437,762,330.411	1,106,934.741	N/A	4,206,733.997
Donald J. Reaves	436,331,108.397	2,556,990.999	N/A	4,187,899.753
Arthur J. Simon	439,249,821.204	N/A	3,826,177.945	N/A
Thomas J. Skelly	436,597,233.774	2,315,767.841	N/A	4,162,997.534
Steven R. Zenz	437,580,552.945	1,272,687.184	N/A	4,222,759.020

Each Nominee was elected by shareholders to the Board of Trustees at the Meeting.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2017 (in thousands):

Fund	Capital Gain Dividend
Growth	$115,809
Large Cap Growth	1,139
Mid Cap Growth	15,134
Small-Mid Cap Growth	111,007
Small-Mid Cap Value	348
Small Cap Growth	60,126
Small Cap Value	47,529
Global Leaders	6,050
International Leaders	2,709
Institutional International Growth	39,224
International Small Cap Growth	40,650
Emerging Markets Small Cap Growth	1,075

188	Semiannual Report	June 30, 2018

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund and the Institutional International Developed Plus Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from January 1, 2018 to June 30, 2018.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

June 30, 2018	William Blair Funds	189

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During the Period (a)	Annualized Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$1,127.56	$6.33	1.20
Class N-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.20
Class I-actual return	$1,000.00	$1,129.45	$4.75	0.90
Class I-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
Large Cap Growth Fund
Class N-actual return	$1,000.00	$1,122.85	$5.53	1.05
Class N-hypothetical 5% return	$1,000.00	$1,044.79	$5.32	1.05
Class I-actual return	$1,000.00	$1,123.84	$4.21	0.80
Class I-hypothetical 5% return	$1,000.00	$1,046.03	$4.06	0.80
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,116.30	$6.66	1.27
Class N-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.27
Class I-actual return	$1,000.00	$1,117.55	$5.36	1.02
Class I-hypothetical 5% return	$1,000.00	$1,044.94	$5.17	1.02
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$1,107.45	$7.05	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,109.07	$5.75	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.55	$5.58	1.10
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$1,008.39	$6.57	1.32
Class N-hypothetical 5% return	$1,000.00	$1,043.45	$6.69	1.32
Class I-actual return	$1,000.00	$1,009.83	$5.33	1.07
Class I-hypothetical 5% return	$1,000.00	$1,044.69	$5.42	1.07
Small Cap Growth Fund
Class N-actual return	$1,000.00	$1,154.08	$8.01	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,155.69	$6.57	1.23
Class I-hypothetical 5% return	$1,000.00	$1,043.90	$6.23	1.23
Small Cap Value Fund
Class N-actual return	$1,000.00	$1,010.92	$7.48	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$1,012.08	$6.24	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Global Leaders Fund
Class N-actual return	$1,000.00	$1,063.32	$6.91	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.31	$6.84	1.35
Class I-actual return	$1,000.00	$1,064.56	$5.43	1.06
Class I-hypothetical 5% return	$1,000.00	$1,044.74	$5.37	1.06
Institutional Class-actual return	$1,000.00	$1,065.25	$5.12	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.04	$5.07	1.00
International Leaders Fund
Class N-actual return	$1,000.00	$1,010.38	$6.53	1.31
Class N-hypothetical 5% return	$1,000.00	$1,043.50	$6.64	1.31
Class I-actual return	$1,000.00	$1,011.56	$5.09	1.02
Class I-hypothetical 5% return	$1,000.00	$1,044.94	$5.17	1.02
Institutional Class-actual return	$1,000.00	$1,012.17	$4.74	0.95
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.29	$4.82	0.95
International Developed Plus Fund
Class N-actual return	$1,000.00	$ 974.10	$6.31	1.29
Class N-hypothetical 5% return	$1,000.00	$1,043.60	$6.54	1.29
Class I-actual return	$1,000.00	$ 975.54	$5.05	1.03
Class I-hypothetical 5% return	$1,000.00	$1,044.89	$5.22	1.03

190	Semiannual Report	June 30, 2018

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional International Developed Plus Fund
Institutional Class-actual return	$1,000.00	$990.38	$4.44	0.90
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.54	$4.56	0.90
International Growth Fund
Class N-actual return	$1,000.00	$982.24	$7.13	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.81	$7.34	1.45
Class I-actual return	$1,000.00	$983.62	$5.56	1.13
Class I-hypothetical 5% return	$1,000.00	$1,044.40	$5.73	1.13
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$983.96	$4.77	0.97
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.19	$4.92	0.97
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$957.39	$7.13	1.47
Class N-hypothetical 5% return	$1,000.00	$1,042.71	$7.45	1.47
Class I-actual return	$1,000.00	$959.11	$5.59	1.15
Class I-hypothetical 5% return	$1,000.00	$1,044.30	$5.83	1.15
Institutional Class-actual return	$1,000.00	$959.95	$5.20	1.07
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.69	$5.42	1.07
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$930.38	$7.47	1.56
Class N-hypothetical 5% return	$1,000.00	$1,042.26	$7.90	1.56
Class I-actual return	$1,000.00	$932.37	$5.94	1.24
Class I-hypothetical 5% return	$1,000.00	$1,043.85	$6.28	1.24
Institutional Class-actual return	$1,000.00	$932.37	$5.65	1.18
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.15	$5.98	1.18
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$926.54	$7.17	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.56	$7.60	1.50
Class I-actual return	$1,000.00	$927.87	$5.98	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Institutional Class-actual return	$1,000.00	$928.44	$5.59	1.17
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.20	$5.93	1.17
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$905.14	$7.61	1.61
Class N-hypothetical 5% return	$1,000.00	$1,042.02	$8.15	1.61
Class I-actual return	$1,000.00	$906.57	$6.19	1.31
Class I-hypothetical 5% return	$1,000.00	$1,043.50	$6.64	1.31
Institutional Class-actual return	$1,000.00	$907.25	$5.91	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.80	$6.33	1.25
Bond Fund
Class N-actual return	$1,000.00	$977.25	$3.09	0.63
Class N-hypothetical 5% return	$1,000.00	$1,046.88	$3.20	0.63
Class I-actual return	$1,000.00	$977.79	$2.16	0.44
Class I-hypothetical 5% return	$1,000.00	$1,047.82	$2.23	0.44
Institutional Class-actual return	$1,000.00	$978.08	$1.81	0.37
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.17	$1.88	0.37
Income Fund
Class N-actual return	$1,000.00	$988.78	$4.19	0.85
Class N-hypothetical 5% return	$1,000.00	$1,045.78	$4.31	0.85
Class I-actual return	$1,000.00	$989.71	$3.06	0.62
Class I-hypothetical 5% return	$1,000.00	$1,046.93	$3.15	0.62
Low Duration Fund
Class N-actual return	$1,000.00	$1,003.04	$3.08	0.62
Class N-hypothetical 5%	$1,000.00	$1,046.93	$3.15	0.62
Class I-actual return	$1,000.00	$1,004.14	$1.99	0.40
Class I-hypothetical 5%	$1,000.00	$1,048.02	$2.03	0.40
Institutional Class-actual return	$1,000.00	$1,004.37	$1.74	0.35
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.26	$1.78	0.35

June 30, 2018	William Blair Funds	191

Fund Expenses (Unaudited)

Expense Example	Beginning Account Value 1/1/2018	Ending Account Value 6/30/2018	Expenses Paid During the Period (a)	Annualized Expense Ratio
Macro Allocation Fund
Class N-actual return	$1,000.00	$983.95	$6.39	1.30
Class N-hypothetical 5%	$1,000.00	$1,043.55	$6.59	1.30
Class I-actual return	$1,000.00	$984.85	$4.82	0.98
Class I-hypothetical 5%	$1,000.00	$1,045.14	$4.97	0.98
Institutional Class-actual return	$1,000.00	$985.70	$4.38	0.89
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.59	$4.51	0.89

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 181, and divided by 365 (to reflect the one-half year period).

192	Semiannual Report	June 30, 2018

BOARD OF TRUSTEES
Vann A. Avedisian
Principal, Highgate Holdings
Kathleen T. Barr
Retired Senior Managing Director, PNC Capital Advisors, LLC
Stephanie G. Braming, Chairman and President
Partner, William Blair
Daniel N. Leib
Chief Executive Officer, Donnelley Financial Solutions, Inc.
Donald J. Reaves
Retired Chancellor, Winston-Salem State University
Arthur J. Simon
Partner, William Blair
Thomas J. Skelly
Retired Managing Partner, Accenture
Steven R. Zenz
Retired Partner, KPMG LLP
Officers
Michael P. Balkin, Senior Vice President
Thomas Clarke, Senior Vice President
Daniel Crowe, Senior Vice President
Simon Fennell, Senior Vice President
Andrew G. Flynn, Senior Vice President
David C. Fording, Senior Vice President
James S. Golan, Senior Vice President
Michael A. Jancosek, Senior Vice President
John F. Jostrand, Senior Vice President
Chad M. Kilmer, Senior Vice President
Robert C. Lanphier, IV, Senior Vice President
Mark T. Leslie, Senior Vice President
Kenneth J. McAtamney, Senior Vice President
Todd M. McClone, Senior Vice President
David Merjan, Senior Vice President
David S. Mitchell, Senior Vice President
John C. Murphy, Senior Vice President
Casey K. Preyss, Senior Vice President
David P. Ricci, Senior Vice President
Ward D. Sexton, Senior Vice President
Brian D. Singer, Senior Vice President
Christopher T. Vincent, Senior Vice President
Paul J. Sularz, Vice President
Colette M. Garavalia, Treasurer
Andrew T. Pfau, Secretary
John M. Raczek, Assistant Treasurer
Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary
Robert J. Toner, Assistant Secretary
Investment Adviser
William Blair Investment Management, LLC
Distributor
William Blair & Company, L.L.C.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Legal Counsel
Vedder Price P.C.
Transfer Agent
DST Asset Manager Solutions, Inc.
(formerly known as Boston Financial Data Services, Inc.)
For customer assistance, call 1-800-635-2886
Through August 31, 2018
P.O. Box 8506
Boston, Massachusetts 02266-8506
Effective September 1, 2018
P.O. Box 219137
Kansas City, Missouri 64121-9137

June 30, 2018	William Blair Funds	193

William Blair Funds

DOMESTIC EQUITY
Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Small-Mid Cap Growth Fund
Small-Mid Cap Value Fund
Small Cap Growth Fund
Small Cap Value Fund
GLOBAL EQUITY
Global Leaders Fund
INTERNATIONAL EQUITY
International Leaders Fund
International Developed Plus Fund
Institutional International
Developed Plus Fund
International Growth Fund
Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

FIXED INCOME
Bond Fund
Income Fund
Low Duration Fund

MULTI-ASSET AND ALTERNATIVE
Macro Allocation Fund

	©William Blair & Company, L.L.C., distributor
+1 800 742 7272	150 North Riverside Plaza
williamblairfunds.com	Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1) Code of Ethics

Not applicable to this filing.

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: August 28, 2018

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Principal Financial Officer)

Date: August 28, 2018